                            PIMCO Funds Prospectus



Multi-Manager
Series

April 1, 1999
Share Class

D

-------------------------------
BLEND STOCK FUNDS
Capital Appreciation Fund
Mid-Cap Growth Fund

-------------------------------
VALUE STOCK FUNDS
Equity Income Fund
Renaissance Fund
Value Fund

-------------------------------
ENHANCED INDEX STOCK FUNDS
Tax-Efficient Equity Fund

-------------------------------
SECTOR-RELATED STOCK FUNDS
Innovation Fund


                                                            PIMCO Funds
                                                            -----------------
                                                                       FUNDS

            PIMCO Funds: Multi-Manager Series
            Prospectus

            April 1, 1999

            PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end se-ries management investment company offering seven separate diver-sified investment portfolios (each a "Fund") in this Prospectus, each with different investment objectives and strategies. The ad-dress of PIMCO Funds: Multi-Manager Series is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

            Each Fund offers Class D shares in this Prospectus. Through sepa-rate prospectuses, certain Funds and other series of the Trust of-fer up to five additional classes of shares, Class A, Class B, Class C, Institutional Class and Administrative Class shares. See "Description of the Trust--Multiple Classes of Shares."

            This Prospectus concisely describes the information investors should know before investing in Class D shares of the Funds. Please read this Prospectus carefully and keep it for further ref-erence. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and re-strictions applicable to each Fund, are set forth in this Prospec-tus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the investment returns and net asset value per share of each Fund will vary.

            Class D shares are offered only through financial service firms, such as broker-dealers or registered investment advisers, with which the Funds' distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See "How to Buy Shares." If you wish to purchase shares directly from the Trust or the Funds' distribu-tor, please consider one of the other classes of shares. See "De-scription of the Trust--Multiple Classes of Shares."

            A Statement of Additional Information, dated April 1, 1999, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distribu-tor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 1-888-87-PIMCO. The Statement of Additional Informa-tion, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at www.sec.gov) which contains the Statement of Additional Informa-tion, materials that are incorporated by reference into this Pro-spectus and the Statement of Additional Information, and other in-formation about the Funds.

            These securities have not been approved or disapproved by the Se-curities and Exchange Commission or any state securities commis-sion, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal of-fense.

            Shares of the Funds are not deposits or obligations of, or guaran-teed or endorsed by, any financial institution, and the shares are not federally insured by the Federal Deposit Insurance Corpora-tion, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal.



              TABLE OF CONTENTS

PIMCO Funds Overview..................................3
Schedule of Fees......................................4
Financial Highlights..................................6
Investment Objectives and Policies....................8
Characteristics and Risks of Securities
 and Investment Techniques...........................11
Performance Information..............................22
How to Buy Shares....................................23
Exchange Privilege...................................24
How to Redeem........................................25
Distributor..........................................25
How Net Asset Value Is Determined....................26
Distributions........................................26
Taxes................................................27
Management of the Trust..............................28
Description of the Trust.............................33


2    PIMCO Funds: Multi-Manager Series

            PIMCO Funds Overview

            PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser"). As of De-cember 31, 1998, PIMCO Advisors managed over $240 billion in as-sets, including assets for 46 of the largest 100 U.S. corpora-tions. PIMCO Advisors' institutional heritage is reflected in the PIMCO Funds, each of which attempts to achieve its investment ob-jective using a specific investment style. The table below com-pares certain investment characteristics of the Funds. Other im-portant characteristics of the Funds are described under "Invest-ment Objectives and Policies."


                                                                                                 Individual
Fund                                        Investment                                            Portfolio
Profiles                  Fund Name        Objective             Primary Investments (/1/)       Manager(s) (/2/)
           ---------------------------------------------------------------------------------------------------------
           Blend Stock    Capital          Growth of capital     Common stocks of companies      David B. Breed,
           Funds          Appreciation                           with market                     William B. Bannick,
                                                                 capitalizations of at           Katherine A. Burdon
                                                                 least $1 billion that have      and
                                                                 improving fundamentals and      Peter B. McManus
                                                                 whose stock is reasonably
                                                                 valued by the market
                          ------------------------------------------------------------------------------------------
                          Mid-Cap          Growth of capital     Common stocks of companies      David B. Breed,
                          Growth                                 with market                     William B. Bannick,
                                                                 capitalizations in excess       Katherine A. Burdon
                                                                 of $500 million that have       and
                                                                 improving fundamentals and      Peter B. McManus
                                                                 whose stock is reasonably
                                                                 valued by the market
           ---------------------------------------------------------------------------------------------------------
           Value Stock    Equity           Current income as a   Common stocks with below-       Chris Najork and
           Funds          Income           primary objective;    average price to earnings       Benjamin Fischer
                                           long-term growth of   ratios and higher dividend
                                           capital as a          yields relative to their
                                           secondary objective   industry groups
                          ------------------------------------------------------------------------------------------
                          Renaissance      Long-term growth of   Common stocks with below-       Clifford G.
                                           capital and income    average valuations that         Fox (/3/)
                                                                 have improving business
                                                                 fundamentals
                          ------------------------------------------------------------------------------------------
                          Value            Long-term growth of   Common stocks with below-       Chris Najork,
                                           capital and income    average price to earnings       Benjamin Fischer
                                                                 ratios relative to their        and Paul A.
                                                                 industry groups                 Magnuson
           ---------------------------------------------------------------------------------------------------------
           Enhanced       Tax-Efficient    Maximum after-tax     A broadly diversified           David Stein, Tom
           Index Stock    Equity           growth of capital     portfolio of at least 200       Seto and
           Funds                                                 common stocks of companies      Cliff Quisenberry
                                                                 with larger
                                                                 market capitalizations
           ---------------------------------------------------------------------------------------------------------
           Sector-        Innovation       Capital               Common Stocks of companies      Dennis P. McKechnie
           Related                         appreciation; no      with small, medium and
           Stock Funds                     consideration given   large market
                                           to income             capitalizations
                                                                 (technology-related
                                                                 stocks)

            1. For specific information concerning the market capitalizations of companies in which each Fund may invest and each Fund's invest-ment style, see "Investment Objectives and Policies" in this Pro-spectus.

            2. This column lists the individual(s) who have or share primary responsibility for the day-to-day portfolio management of the noted Funds. PIMCO Advisors has retained a separate firm (each a "Sub-Adviser") to manage the investments of each Fund, except that the PIMCO Equity Advisors division ("PIMCO Equity Advisors") of PIMCO Advisors manages the investments of the Innovation Fund (acting in this capacity, PIMCO Equity Advisors is also referred to as a "Sub-Adviser"). The Individual Portfolio Managers are as-sociated with the following Sub-Advisers: Mr. McKechnie is with PIMCO Equity Advisors; Messrs. Breed, Bannick and McManus and Ms. Burdon are with Cadence Capital Management ("Cadence"); Mr. Fox is with Columbus Circle Investors ("Columbus Circle"); Messrs Najork, Fischer and Magnuson are with NFJ Investment Group ("NFJ"); and Messrs. Stein, Seto and Quisenberry are with Parametric Portfolio Associates ("Parametric").See "Management of the Trust."
            3. On or about May 7, 1999, PIMCO Equity Advisors will assume full portfolio management responsibility for the Renaissance Fund. See "Management of the Trust--Sub-Advisers--Columbus Circle."

                                                                  Prospectus  3

            Schedule of Fees


             All Funds--Class D Shares
             -------------------------------------------------------------------
Shareholder  Maximum initial sales charge imposed on purchases
Transaction  (as a percentage of offering price at time of purchase)   None
Expenses     -------------------------------------------------------------------
             Maximum sales charge imposed on reinvested dividends
             (as a percentage of net asset value at time of purchase)  None
             -------------------------------------------------------------------
             Maximum deferred sales charge
             (as a percentage of original purchase price)              None
             -------------------------------------------------------------------
             Exchange Fee                                               None


                                                                        Example: You would pay the
                                                                        following expenses on a $1,000
                                                                        investment assuming (1) 5%
                                 Annual Fund Operating Expenses         annual return and (2) with or
                                 (As a percentage of average net        without redemption at the end
                                 assets):                               of each time period:
                                                              Total
                                          Admini-   12b-1     Fund
                                 Advisory strative  (Service) Operating Year
           Fund                  Fees     Fees(/1/) Fees(/1/) Expenses  1        3       5       10
           ----------------------------------------------------------------------------------------------
           Capital Appreciation  .45%     .40%      .25%      1.10%         $11      $35     $61     $134
           ----------------------------------------------------------------------------------------------
           Mid-Cap Growth        .45      .40       .25       1.10           11       35      61      134
           ----------------------------------------------------------------------------------------------
           Equity Income         .45      .40       .25       1.10           11       35      61      134
           ----------------------------------------------------------------------------------------------
           Renaissance           .60      .40       .25       1.25           13       40      69      151
           ----------------------------------------------------------------------------------------------
           Value                 .45      .40       .25       1.10           11       35      61      134
           ----------------------------------------------------------------------------------------------
           Tax-Efficient Equity  .45      .40       .25       1.10           11       35      61      134
           ----------------------------------------------------------------------------------------------
           Innovation            .65      .40       .25       1.30           13       41      71      157

            1. The Funds' administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. The plan provides that up to .25% per annum of the total fees paid under the administration agreement may represent reimbursement for expenses in respect of activities ("subject activities") that may be deemed to be primarily intended to result in the sale of Class D shares. Each Fund will pay a total of .65% per annum under the administration agreement regardless of whether a portion or none of the .25% authorized under the plan is paid for subject servic-es. To the extent that any payments are deemed to be made pursuant to the plan, the Funds intend to treat such payments as "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the "NASD"). See "Management of the Trust--Fund Administrator." To the extent that such payments for subject activities are deemed not to be "service fees," Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class D shareholders of the Funds. The information is based upon each Fund's current fees and ex-penses.

            NOTE: The figures shown in the Example are entirely hypothetical. They are not representations of past or future performance or ex-penses; actual performance and/or expenses may be more or less than shown.


4     PIMCO Funds: Multi-Manager Series

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                                                            Prospectus         5

Financial Highlights

The financial highlights set forth on the following pages present certain in-formation and ratios as well as performance information for Class D shares of the Funds that were operational during the periods listed. Certain information provided below for periods through June 30, 1998 is included in the June 30, 1998 PIMCO Funds Annual Report (relating to Class D shares) and has been au-dited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is also included in such Annual Report. Information for the periods ended December 31, 1998 is included in the December 31, 1998 PIMCO Funds Semi-Annual Report (relating to Class D shares) and is unaudited. The Annual Report and Semi-Annual Report are incorporated by reference in the Statement of Addi-tional Information and may be obtained without charge from the Distributor. Fi-nancial Statements and related notes are also incorporated by reference in the Statement of Additional Information.

                                                     Net Realized/                   Dividends  Dividends in  Distributions
Selected Per         Net Asset Value Net             Unrealized      Total Income    From Net   Excess of Net From Net
Class D Share        Beginning       Investment      Gain (Loss) on  From Investment Investment Investment    Realized Capital
Data for the         of Period       Income (Loss)   Investments     Operations      Income     Income        Gains
Period Ended:        --------------- -------------   --------------  --------------- ---------- ------------- ----------------
Capital
 Appreciation
 Fund
 12/31/98 +             $  26.01       $   0.04 (a)     $   0.53 (a)    $   0.57      $  (0.13)   $   0.00        $  (1.65)
 04/08/98-
  06/30/98                 25.41           0.02 (a)         0.58 (a)        0.60          0.00        0.00            0.00
Mid-Cap Growth
 Fund
 12/31/98 +             $  23.99       $   0.01 (a)     $   0.13 (a)    $   0.14      $  (0.01)   $   0.00        $  (1.07)
 04/08/98-
  06/30/98                 23.97           0.00 (a)         0.02 (a)        0.02          0.00        0.00            0.00
Equity Income
 Fund
 12/31/98 +             $  16.04       $   0.18 (a)     $  (0.01)(a)    $   0.17      $  (0.18)   $   0.00        $  (1.76)
 04/08/98-
  06/30/98                 16.71           0.09 (a)        (0.66)(a)       (0.57)        (0.10)       0.00            0.00
Renaissance Fund
 12/31/98 +             $  19.10       $   0.01 (a)     $  (0.39)(a)    $  (0.38)     $   0.00    $   0.00        $  (2.33)
 04/08/98-
  06/30/98                 18.99           0.01 (a)         0.10 (a)        0.11          0.00        0.00            0.00
Value Fund
 12/31/98 +             $  15.64       $   0.11 (a)     $   0.06 (a)    $   0.17      $  (0.10)   $   0.00        $  (1.72)
 04/08/98-
  06/30/98                 15.99           0.04 (a)        (0.34)(a)       (0.30)        (0.05)       0.00            0.00
Tax-Efficient
 Equity Fund
 09/30/98-12/31/98 +    $  10.00       $   0.02 (a)     $   0.51 (a)    $   0.53      $   0.00    $   0.00        $   0.00
Innovation Fund
 12/31/98 +             $  24.28       $  (0.12)(a)     $   7.52 (a)    $   7.40      $   0.00    $   0.00        $  (1.26)
 04/08/98-
  06/30/98                 21.50          (0.05)(a)         2.83 (a)        2.78          0.00        0.00            0.00
                     Distributions
Selected Per         in Excess of
Class D Share        Net Realized
Data for the         Capital Gains
Period Ended:        -------------
Capital
 Appreciation
 Fund
 12/31/98 +            $   0.00
 04/08/98-
  06/30/98                 0.00
Mid-Cap Growth
 Fund
 12/31/98 +            $   0.00
 04/08/98-
  06/30/98                 0.00
Equity Income
 Fund
 12/31/98 +            $   0.00
 04/08/98-
  06/30/98                 0.00
Renaissance Fund
 12/31/98 +            $   0.00
 04/08/98-
  06/30/98                 0.00
Value Fund
 12/31/98 +            $   0.00
 04/08/98-
  06/30/98                 0.00
Tax-Efficient
 Equity Fund
 09/30/98-12/31/98 +   $   0.00
Innovation Fund
 12/31/98 +            $   0.00
 04/08/98-
  06/30/98                 0.00

+ Unaudited
* Annualized
(a)Per share amounts based upon average number of shares outstanding during the period.

6    PIMCO Funds: Multi-Manager Series

                                                                                             Ratio of Net
                                                                                 Ratio of    Investment
Distribution  Tax Basis               Net Asset                                  Expenses to Income (Loss) to
from          Return of Total         Value End of              Net Assets End   Average Net Average Net      Portfolio
Equalization  Capital   Distributions Period       Total Return of Period (000s) Assets      Assets           Turnover Rate
------------  --------- ------------- ------------ ------------ ---------------- ----------- ---------------- -------------
  $   0.00    $   0.00    $  (1.78)     $  24.80       2.60%        $    208        1.10%*         0.35%*           62%
      0.00        0.00        0.00         26.01       2.36              118        1.10*          0.27*            75
  $   0.00    $   0.00    $  (1.08)     $  23.05       0.91%        $    252        1.11%*         0.09%*           45%
      0.00        0.00        0.00         23.99       0.08              142        1.10*          0.03*            66
  $   0.00    $   0.00    $  (1.94)     $  14.27       1.41%        $    106        1.11%*         2.45%*           38%
      0.00        0.00       (0.10)        16.04      (3.43)             104        1.10*          2.23*            45
  $   0.00    $   0.00    $  (2.33)     $  16.39      (1.04)%       $    108        1.26%*         0.08%*          104%
      0.00        0.00        0.00         19.10       0.58              126        1.25*          0.21*           192
  $   0.00    $   0.00    $  (1.82)     $  13.99       1.59%        $    108        1.11%*         1.45%*           47%
      0.00        0.00       (0.05)        15.64      (1.85)              98        1.10*          1.23*            77
  $   0.00    $   0.00    $   0.00      $  10.53       5.30%        $    790        1.10%*         0.43%*            8%
  $   0.00    $   0.00    $  (1.26)     $  30.42      31.03%        $  5,239        1.30%*        (0.96)%*          60%
      0.00        0.00        0.00         24.28      12.93              139        1.30*         (0.99)*          100


                                                            Prospectus         7

              Investment Objectives and Policies

              The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. Because the mar-ket value of each Fund's investments will change, the net asset value per share of each Fund will also vary. Specific portfolio securities eligible for purchase by the Funds, investment tech-niques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully un-der "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information.



Fund          Capital Appreciation Fund seeks growth of capital. The Fund in-
Descriptions  vests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $1 billion at the time of in-vestment. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen and (v) an earnings surprise screen. The
              Sub-Adviser believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valua-tions. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Managers for the Capital Appre-ciation Fund are David B. Breed, William B. Bannick, Katherine A.
              Burdon and Peter B. McManus of PIMCO Advisors' subsidiary Cadence.


              Mid-Cap Growth Fund seeks growth of capital. The Fund invests pri-marily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and divi-dends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of invest-ment, excluding the 200 companies with the highest market capital-ization. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen and (v) an earnings surprise screen. The Sub-Adviser believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valua-tions. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Managers for the Mid-Cap Growth Fund are David B. Breed, William B. Bannick, Katherine A. Burdon and Peter B. McManus of PIMCO Advisors' subsidiary Cadence.

              Equity Income Fund seeks current income as a primary investment objective, and long-term growth of capital as a secondary objec-tive. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Sub-Adviser classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capi-talization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Al-though quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. The Portfolio Managers for the Equity Income Fund are Chris Najork and Benjamin Fischer of PIMCO Advisors' sub-sidiary NFJ.

8    PIMCO Funds: Multi-Manager Series

            Renaissance Fund seeks long-term growth of capital and income. The Fund invests primarily in common stocks having below-average valu-ations whose issuers are experiencing improvements in their busi-ness fundamentals. Relative valuation is determined using a multi-factor approach that examines characteristics such as price to book, price to earnings and price to cash flow ratios. Stocks which pass the valuation screen are further analyzed to identify the key drivers of financial results and catalysts for change which indicate that a company may demonstrate improving fundamen-tals in the future. Stocks which appear likely to exceed consensus expectations are candidates for addition to the Fund's portfolio. Stocks are sold from the Fund's portfolio when the Sub-Adviser be-lieves that their ability to exceed investor expectations has di-minished or when their valuations have become excessive.

               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. securities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. Currently, the Portfolio Manager for the Renaissance Fund is Clifford G. Fox of PIMCO Advisors' subsidiary Columbus Circle. On or about May 7, 1999, PIMCO Equity Advisors will assume full portfolio management responsibility for the Renaissance Fund. John K. Schneider of PIMCO Equity Advisors is expected to become the Portfolio Manager of the Fund at that time. See "Management of the Trust--Sub-Advis-ers--Columbus Circle."

            Value Fund seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry groups. In selecting securities, the Sub-Adviser classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capi-talization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momen-tum screens. The stocks in each industry with the lowest P/E ra-tios that pass the quality and price momentum screens are then se-lected for the Fund. The Fund usually invests in approximately 50 stocks, although the Fund may reduce its holdings below this num-ber (normally not below 30 stocks) if the Sub-Adviser believes that this would help the Fund to achieve its investment objective. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holdings. The Portfolio Managers for the Value Fund are Chris Najork, Benjamin Fischer and Paul A. Magnuson of PIMCO Advisors' subsidiary NFJ.

            Tax-Efficient Equity Fund seeks maximum after-tax growth of capi-tal. The Fund attempts to provide a total return which exceeds the return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). In addition, the Fund seeks to achieve superior after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains by using the strategies described be-low. Notwithstanding these strategies, the Fund may have taxable investment income and may realize taxable gains from time to time.

               The Fund invests primarily in a broadly diversified portfolio of at least 200 common stocks. Normally, at least 95% of the Fund's assets will be invested in stocks represented in the S&P 500 and the Fund's portfolio is designed to have certain charac-teristics that are similar to those of the index. These character-istics include such measures as dividend yield, P/E ratio, rela-tive volatility, economic sector exposure, return on equity and market price-to-book value ratio. However, the Sub-Adviser at-tempts to construct a portfolio that produces a higher total re-turn than the S&P 500 by using the quantitative security selection techniques described below. Of course, there can be no assurance that the Fund's investment performance will equal or exceed that of the S&P 500.



                                                              Prospectus       9

               In selecting specific securities, the Sub-Adviser uses a pro-
            prietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential through analysis of such factors as growth of sustainable earnings and dividend behav-ior. Securities in the top 50% of the model's ranking are consid-ered for purchase. The Sub-Adviser's sell discipline incorporates a focus on reducing the realization of capital gains. Each sell candidate is evaluated based on its cost, current market value, and anticipated benefit of replacement. Securities in the bottom 20% of the model's ranking are considered for sale. The Fund may engage in the purchase and writing of options on securities in-dexes and may also invest in stock index futures contracts and op-tions thereon.

               The Sub-Adviser utilizes a range of active tax management tech-
            niques to minimize taxable distributions, including: low portfolio turnover; emphasis towards low-dividend, growth-oriented compa-nies; tax lot accounting (identification of specific shares of se-curities being sold that have the lowest tax cost); and regular rebalancing to capture available tax credits. The Fund will gener-ally seek to avoid realizing net short-term capital gains and, when realizing gains, will attempt to realize long-term gains (i.e., gains on securities held for more than 12 months). The Fund intends to notify each shareholder as to that portion of his or her capital gain dividends which qualifies for a long-term tax rate, generally taxed at a maximum tax rate of 20% in the hands of a shareholder who is an individual. Net short-term capital gains, when distributed, will be taxed as ordinary income, generally sub-ject to graduated tax rates of up to 39.6% for shareholders who are individuals. When the Fund decides to sell a particular appre-ciated security, it will normally select for sale first those share lots with holding periods exceeding 12 months and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.
               To protect against price declines in securities holdings with large accumulated capital gains, the Fund may, to the extent per-mitted by law, use hedging techniques such as the purchase of put options, the sale of stock index futures contracts and equity swaps. By using these techniques rather than selling such securi-ties, the Fund can reduce its exposure to price declines in the securities without realizing substantial capital gains. In limited circumstances, the Fund may follow the practice of distributing selected appreciated securities to meet redemptions of certain in-vestors and may, within certain limits, use the selection of secu-rities distributed to meet such redemptions as a management tool. By distributing appreciated securities the Fund can reduce its po-sition in such securities without realizing capital gains. During periods of net withdrawals by investors, using distributions of securities could enable the Fund to avoid the forced sale of secu-rities to raise cash for meeting redemptions.

               It is expected that by employing the various tax-efficient man-
            agement strategies described above, the Fund can minimize the ex-tent to which shareholders incur taxes as a result of realized capital gains. The Fund may nevertheless realize gains and share-holders will incur tax liability from time to time. The Portfolio Managers for the Tax-Efficient Equity Fund are David Stein, Tom Seto and Cliff Quisenberry of PIMCO Advisors' subsidiary Paramet-ric.

            Innovation Fund seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those tech-nologies. Although the Fund emphasizes the utilization of technol-ogies, it is not restricted to investment in companies in a par-ticular business sector or industry.

               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Man-ager for the Innovation Fund is Dennis P. McKechnie of PIMCO Eq-uity Advisors.


10    PIMCO Funds: Multi-Manager Series

                                                              Prospectus


Stock
Investments The Capital Appreciation, Mid-Cap Growth, Equity Income, Value and
            Tax-Efficient Equity Funds will each invest primarily (normally at least 65% of its assets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. These Funds may also invest in convertible securities, preferred stocks, and warrants, subject to certain limitations.
               The Renaissance and Innovation Funds will invest primarily
            (normally at least 65% of its assets) in common stocks, and may also invest in other equity securities, including preferred stocks and securities (including debt securities and warrants) convert-ible into or exercisable for common stocks. Each of these Funds may invest a portion of its assets in debt securities and, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instru-ments.

               One or more of the Funds may temporarily not be invested pri-
            marily in equity securities immediately following the commencement of operations or after receipt of significant new monies. While attempting to identify suitable investments, the Funds may hold assets in cash, short-term U.S. Government Securities and other money market instruments. Any of the Funds may temporarily not contain the number of securities in which it normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Sub-Adviser's ability to prudently invest new monies.

               The Funds may also lend portfolio securities; enter into repur-
            chase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis; and enter into forward commitments to purchase securities. Each of the Funds may invest in American Depository Receipts ("ADRs"), and the Re-naissance and Innovation Funds may also invest in European Deposi-tory Receipts ("EDRs") and Global Depository Receipts ("GDRs"). Each Fund may invest up to 5% of its assets in securities of other investment companies, and thus may indirectly bear service and other fees which are in addition to the fees the Funds pay their service providers. For more information on these investment prac-tices, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Pol-icies" in the Statement of Additional Information.

            Characteristics and Risks of
            Securities and Investment Techniques

            The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying de-grees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market and credit risks. There-fore, investors should carefully consider the investment objec-tive, investment policies and potential risks of any Fund or Funds before investing.
               The following describes potential risks associated with differ-
            ent types of investment techniques that may be used by the indi-vidual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

Investments       Certain of the Funds may invest in common stock of companies
In                with market capitalizations that are small compared to other
Companies         publicly traded companies. Generally, small market
With Small        capitalization is considered to be less than $1.5 billion and
and Medium        large market capitalization is considered to be more than $5
Market            billion. Investments in larger companies present certain
Capitalizations   advantages in that such companies generally have greater
                  financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel.
                  Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

                  Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Foreign           The Renaissance and Innovation Funds may invest up to 15% of
Securities        their respective assets in securities which are traded
                  principally in securities markets outside the United States
                  (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S.
                  markets. All of the Funds may invest in ADRs. In addition, the Renaissance and Innovation Funds may invest in EDRs and GDRs. ADRs are dollar denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe.
                  GDRs may be offered privately in the United States and also trade in public or private markets in other countries.

                  Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. The securities markets, values of securities, yields, and risks associated with securities markets may change independently of each other. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domes-


12   PIMCO Funds: Multi-Manager Series
             tic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securi-ties may include higher custodial fees than apply to domestic cus-todial arrangements and transaction costs of foreign currency con-versions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.
               A Fund's investments in foreign currency denominated debt obli-
             gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.
               To the extent that the Renaissance and Innovation Funds invest in foreign securities, these Funds may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market coun-tries restrict, to varying degrees, foreign investment in securi-ties. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registra-tion and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these curren-cies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market coun-tries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illi-quidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future eco-nomic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, sei-zure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.
               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material informa-tion about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securi-ties markets. Also, any change in the leadership or policies of emerging market countries, or the countries that exercise a sig-nificant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
               In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.


Foreign      Foreign currency exchange rates may fluctuate significantly over
Currency     short periods of time. They generally are determined by the forces
Transactions of supply and demand in the foreign exchange markets and the rela-
             tive merits of investments in different countries, actual or per-ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the recent introduction of the euro (a common currency unit for the European
             Union) in January 1999 and its effect on the value of securities denominated in local European



                                                            Prospectus        13
            currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds. For a more complete discussion of foreign currency risks (including those associated with the euro), please see "Investment Objectives and Policies--Foreign Currencies" in the Statement of Additional Information.
               The Renaissance and Innovation Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency ex-change contract involves an obligation to purchase or sell a spe-cific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a for-ward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the cur-rency it will receive for the duration of the contract. As a re-sult, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another cur-rency. Contracts to sell foreign currency would limit any poten-tial gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no as-surance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be suc-cessful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

Money       Each of the Funds may invest at least a portion of its assets in
Market      the following kinds of money market instruments:
Instruments    (1)short-term U.S. Government securities;

               (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");

               (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, deter-mined to be of comparable quality by the Adviser or a Sub-Adviser;

               (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt ob-ligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; and

               (5)repurchase agreements with domestic commercial banks or reg-istered broker-dealers.


Mortgage-   The Renaissance and Innovation Funds may invest in mortgage-re-
RelatedAnd lated securities, and in other asset-backed securities (unrelated OtherAsset- to mortgage loans) that are offered to investors currently or in
Backed      the future. The value of some mortgage-related or asset-backed se-
Securities  curities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed in-come investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-
            Adviser to forecast interest rates and other economic factors cor-rectly.

            Mortgage Pass-Through Securities are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans

14   PIMCO Funds: Multi-Manager Series
            which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclo-sure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Al-so, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and vol-atility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security be-yond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages in-crease the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by the Government Na-tional Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of secu-rities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guaran-tees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental enti-ties, private insurers or the mortgage poolers.

            Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive prin-cipal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agen-cies or instrumentalities will be considered U.S. Government secu-rities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other pri-vately issued securities for purposes of applying a Fund's diver-sification tests.

            Commercial Mortgage-Backed Securities include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.



                                                            Prospectus        15

               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.


Convertible Many of the Funds may invest in convertible securities. Convert-Securities ible securities are generally preferred stocks or fixed income se-
            curities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A con-vertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.

               A Fund's Sub-Adviser will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates de-cline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.
               The Renaissance Fund may invest in so-called "synthetic con-
            vertible securities," which are composed of two or more different securities whose investment characteristics, taken together, re-semble those of convertible securities. For example, the Renais-sance Fund may purchase a non-convertible debt security and a war-rant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convert-ible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate se-curities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convert-ible security may respond differently to market fluctuations.



Risks of    The Renaissance Fund may invest a portion of its assets in fixed
High Yield income securities rated lower than Baa by Moody's or lower than Securities BBB by S&P but rated at least B by Moody's or S&P or, if not rat-
("Junk      ed, determined by the Sub-Adviser to be of comparable quality. In
Bonds")     addition, the Renaissance Fund may invest in convertible securi-
            ties rated below B by Moody's or S&P (or, if unrated, considered by the Sub-Adviser to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should con-sider the risks associated with high yield securities before in-vesting in this Fund. Although the Renaissance Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not invest or have the present intention to invest more than 5% of its assets in high yield securities or junk bonds.

               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential oppor-tunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continu-ing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the ex-tent of its investments in high yield securities, depend more heavily on the Sub-Adviser's creditworthiness analysis than would be the case if the Fund were investing in higher quality securi-ties. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.


16   PIMCO Funds: Multi-Manager Series

               For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Informa-tion. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.



Derivative To the extent permitted by the investment objective and policies Instruments of each Fund, a Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and en-ter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objec-tives, the Renaissance, Tax-Efficient Equity and Innovation Funds may engage in the purchase and writing of call and put options on securities and securities indexes and enter into futures contracts and options thereon, including securities index futures contracts and options thereon. The Funds that may invest in foreign-currency denominated securities may engage in the purchase and writing of call and put options on foreign currencies. The Funds may (but are not required to) use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures estab-lished by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options and futures to limit leveraging of the Fund.

               Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mort-gage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds may invest may be par-ticularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly fore-casts such factors and has taken positions in derivative instru-ments contrary to prevailing market trends, the Funds could be ex-posed to the risk of loss.

               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, in-cluding a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price move-ments of related investments. While some strategies involving de-rivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by off-setting favorable price movements in related investments or other-wise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that would be favorable or the pos-sible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offset-ting positions in connection with transactions in derivative in-struments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordi-nary income tax rates) than if it had not used such instruments.

            Options on Securities, Securities Indexes and Currencies Certain Funds may purchase put options on securities. One purpose of pur-chasing put options is to protect holdings in an underlying or re-lated security against a substantial decline in market value. These Funds may also purchase call options on securities. One pur-pose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously pur-chased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a


                                                            Prospectus        17
            call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an op-tion may be closed out by an offsetting purchase or sale of an op-tion of the same series.
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise no-tice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the un-derlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid mar-ket will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.
               For each of the Renaissance and Innovation Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.
               Over-the-counter options in which certain Funds may invest dif-
            fer from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover cer-tain written over-the-counter options.

            Swap Agreements The Tax-Efficient Equity Fund may enter into eq-uity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities without actually purchas-ing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

               Most swap agreements entered into by the Fund calculate the ob-
            ligations of the parties to the agreement on a "net basis." Conse-quently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liq-uid by the Sub-Adviser in accordance with procedures established by the Board of Trustees to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing con-tracts with that party would exceed 5% of the Fund's assets.

               Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Advis-er's ability to predict correctly whether certain types of invest-ments are likely to produce greater returns than other invest-ments. Because they are two-party contracts and because they may have terms of greater than

18    PIMCO Funds: Multi-Manager Series
            seven days, swap agreements may be considered to be illiquid in-vestments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including po-tential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

            Futures Contracts and Options on Futures Contracts Certain Funds may enter into futures contracts and options thereon. These Funds may engage in such futures transactions as an adjunct to their se-curities activities.
               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.

            Index Futures The Renaissance, Tax-Efficient Equity and Innovation Funds may purchase and sell futures contracts on various securi-ties indexes ("Index Futures") and related options for hedging purposes and for investment purposes. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission ("CFTC").
               A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to set-tle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appro-priate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments.
               Positions in Index Futures may be closed out by a Fund only on the futures exchange upon which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Also, the price of In-dex Futures may not correlate perfectly with movement in the rele-vant index due to certain market distortions. First, all partici-pants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal re-lationship between the index and futures markets. Second, the de-posit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securi-ties market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.
               The Funds may only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund may



                                                            Prospectus        19
             use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable reg-ulations of the CFTC, or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, may enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.


Loans of     For the purpose of achieving income, each Fund may lend its port-
Portfolio    folio securities to brokers, dealers, and other financial institu-
Securities   tions, provided:
                (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;
                (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;
                (iii) the Fund will receive any interest or dividends paid on the loaned securities; and
                (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities.
             Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.


Short Sales  Each Fund may from time to time make short sales involving securi-
             ties held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire secu-rities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be re-quired to acquire, convert or exchange securities to cover its short position at a time when the securities sold short have ap-preciated in value, thus resulting in a loss to the Fund.


When-        Each Fund may purchase securities which it is eligible to purchase
Issued,      on a when-issued basis, may purchase and sell such securities for
Delayed      delayed delivery and may make contracts to purchase such securi-
Delivery     ties for a fixed price at a future date beyond normal settlement
And          time (forward commitments). When-issued transactions, delayed de-
Forward      livery purchases and forward commitments involve a risk of loss if
Commitment   the value of the securities declines prior to the settlement date,
Transactions which risk is in addition to the risk of decline in the value of the Fund's other assets. Typically, no income accrues on securi-ties a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on se-curities it has segregated.


Repurchase   For the purposes of maintaining liquidity and achieving income,
Agreements   each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bank-ruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or de-lays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in re-purchase agreements only as a cash management technique with re-spect to that portion of the portfolio maintained in cash. Each
             Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on in-vestment in illiquid securities.

20    PIMCO Funds: Multi-Manager Series

Reverse     A reverse repurchase agreement may for some purposes be considered
Repurchase borrowing that involves the sale of a security by a Fund and its Agreements agreement to repurchase the instrument at a specified time and
and Other   price. The Fund will segregate assets determined to be liquid by
Borrowings  the Adviser or Sub-Adviser in accordance with procedures estab-
            lished by the Board of Trustees to cover its obligations under re-verse repurchase agreements. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the State-ment of Additional Information. Such a practice will result in leveraging of a Fund's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

Portfolio   The length of time a Fund has held a particular security is not
Turnover    generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves cor-respondingly greater expenses to a Fund, including brokerage com-missions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. See "Man-

            agement of the Trust--Portfolio Transactions." Such sales may re-sult in realization of taxable capital gains (including short-term capital gains which generally are taxed to shareholders at ordi-nary income tax rates). See "Taxes." The portfolio turnover rates for the Funds (with the exception of the Tax-Efficient Equity
            Fund) were as follows for fiscal 1998 and 1997, respectively: Cap-ital Appreciation--75% and 87%; Mid-Cap Growth--66% and 82%; Eq-uity Income--45% and 45%; Renaissance--192% and 131%; Value--77% and 71%; and Innovation--100% and 80%. The annual portfolio turn-over rate for the Tax-Efficient Equity Fund is expected to be less than 40%. In connection with the change in Sub-Advisers of the Re-naissance and Innovation Funds from Columbus Circle to PIMCO Eq-uity Advisors, these Funds may experience increased turnover due to the differences, if any, between the portfolio management strategies of Columbus Circle and PIMCO Equity Advisors. See "Man-agement of the Trust--Sub-Advisers."



Illiquid Each Fund may invest in securities that are illiquid so long as no Securities more than 15% of the value of the Fund's net assets (taken at mar-
            ket value at the time of investment) would be invested in such se-curities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Sub-Adviser may be subject to significant de-lays in disposing of illiquid securities, and transactions in il-liquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

               The term "illiquid securities" for this purpose means securi-
            ties that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to in-clude, among other things, written over-the-counter options, secu-rities or other liquid assets being used as cover for such op-tions, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal pen-alties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser's or a Sub-Adviser's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Sub-Adviser has determined to be liq-uid under procedures approved by the Board of Trustees).



Credit and All fixed income securities are subject to market risk and credit Market Risk risk. Market risk relates to market-induced changes in a
of          security's value, usually as a result of changes in interest
FixedIncome rates. The value of a Fund's investments in fixed income securi-Securities ties will change as the general level of interest rates fluctuate.
            During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's



                                                             Prospectus       21
            fixed income securities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and inter-est.


Service     Many of the services provided to the Funds depend on the smooth
Systems --  functioning of computer systems. Many systems in use today cannot
Year 2000   distinguish between the year 1900 and the year 2000. Should any of
Problem     the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder
            Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Funds or on domestic or global equity markets or economies, generally.

"Funda-     The investment objective of each of the Renaissance, Tax-Efficient
mental"     Equity and Innovation Funds described in this Prospectus may be
Policies    changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by share-holder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class D shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance.
               The total return of Class D shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised with respect to its Class D shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional Information. For periods prior to the initial offering date of Class D shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect that there are no sales charges associated with Class D shares. The older class to be used in each case is set forth in the Statement of Ad-ditional Information. For these purposes, the performance of the older class will also be restated to reflect any different operat-ing expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with Class D shares. In cer-tain cases, such a restatement will result in Class D performance which is higher than if the performance of the older class were not restated to reflect the different Class D operating expenses. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the ac-tual operating expenses incurred by the older class for periods prior to the initial offering date of Class D shares. Total return is measured by comparing the value of an investment in Class D shares of the Fund at the beginning of the relevant period to the redemption value of the investment in Class D shares of the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). To-tal return may be advertised using alternative methods that re-flect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for Class D shares of the Funds.


22   PIMCO Funds: Multi-Manager Series

               Quotations of yield for Class D shares of a Fund will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per Class D share on the last day of the period.
               The Funds may also provide current distribution information to its shareholders in shareholder reports or other shareholder com-munications, or in certain types of sales literature provided to prospective investors. Current distribution information for Class D shares of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the net asset value per Class D share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in de-rivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what Class D shares of a Fund have declared and paid to shareholders as of the end of a speci-fied period rather than the Fund's actual net investment income for that period.

               The Adviser and each Sub-Adviser may also report to sharehold-
            ers or to the public in advertisements concerning its performance as adviser to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance infor-mation, whether related to the Funds, the Adviser or the Sub-Ad-visers, should be considered in light of the Funds' investment ob-jectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.
               Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

            How to Buy Shares

            Class D shares of each Fund are continuously offered through fi-nancial service firms, such as broker-dealers or registered in-vestment advisers, with which the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), has an agreement for the use of the Funds in particular investment products, pro-grams or accounts for which a fee may be charged. See "Financial Service Firms" below.
               You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. Investors who wish to purchase shares of the Funds directly from the Trust or the Distributor should inquire as to the other classes of shares. See "Description of the Trust--Multiple Classes of Shares."

               Class D shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. Purchase payments for Class D shares are fully invested at the net asset value next determined after acceptance of the trade. All purchase orders received by the Distributor from your financial service firm prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Ex-change"), on a regular business day, are processed at that day's offering price. In addition, orders received by the Distributor from financial service firms after the offering price is deter-mined that day will receive such offering price if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time). Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day.
               The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the Ex-change is restricted or



                                                            Prospectus       23
            during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of invest-ors.
               Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. Ac-cordingly, in most cases, the Trust's transfer agent will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your ac-counts only through your financial service firm. In certain cir-cumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relation-ship with your firm). In such circumstances, please contact the Distributor at 1-888-87-PIMCO for information about your account. If you wish to invest in the Funds through your own account with the Trust or the Distributor, please inquire as to the other clas-ses of shares of the Funds. See "Description of the Trust--Multi-ple Classes of Shares." In the interest of economy and conve-nience, certificates for Class D shares will not be issued.


Financial   Broker-dealers, registered investment advisers and other financial
Service     service firms provide varying investment products, programs or ac-
Firms       counts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account mainte-nance services required by your account, including, without limi-tation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation state-ments and disbursement of cash dividends. Firms may also arrange with their clients for other investment or administrative servic-es. Your firm may independently establish and charge you transac-tion fees and/or other additional amounts for such services, which charges could reduce your investment returns on Class D shares of the Funds.
               Your financial service firm may have omnibus accounts and simi-
            lar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. A firm may be paid for its services directly or indirectly by the Funds, the Adviser or an affiliate (normally not to exceed an annual rate of 0.35% of a Fund's average daily net assets attributable to its Class D shares and purchased through such firm for its clients). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends.
               This Prospectus should be read in connection with your firm's materials regarding its fees and services.

            Exchange Privilege

            A shareholder may exchange Class D shares of any Fund for Class D shares of any other Fund in an account with identical registration on the basis of their respective net asset values. Class D shares of each Fund may also be exchanged for Class D shares of certain series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, an affiliate of the Adviser. There are currently no exchange fees or charges imposed by the Trust, although your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. Please contact your finan-cial service firm for details. An exchange will constitute a tax-able sale for federal income tax purposes.
               The Trust reserves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely af-fect a Fund and its shareholders. In particular, a pattern of ex-changes characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" ex-changes an investor may make. An investor makes a "round trip" ex-change when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different Fund


24   PIMCO Funds: Multi-Manager Series
            and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current inten-tion of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' ad-vance notice to your financial service firm of any termination or material modification of the exchange privilege. For further in-formation about exchange privileges, please contact your financial service firm.

            How to Redeem

            Class D shares may be redeemed through your financial service firm on any day the Exchange is open. Shares are redeemed at their net asset value next determined after a proper redemption request has been received from your firm. There is no charge by the Trust or the Distributor with respect to a redemption, although your finan-cial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may con-tact the Distributor at 1-888-87-PIMCO for information regarding how to redeem your shares directly from the Trust.
               Your financial service firm is obligated to transmit your re-
            demption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Requests for redemption received by financial service firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day. Your financial service firm will be respon-sible for furnishing all necessary documentation to the Distribu-tor or the Trust's transfer agent and may charge you for its serv-ices. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order. Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as per-mitted by federal securities law.


Redemptions The Trust agrees to redeem shares of each Fund solely in cash up
In Kind to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the se-curities received in the distribution.

            Distributor

            PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of the Adviser, is the principal underwriter of the Trust's shares. Pursuant to a Distribution Agreement with the Trust, with respect to each Fund's Class D shares, the Distributor may bear various expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Con-necticut 06902, is a broker-dealer registered with the SEC.


                                                             Prospectus  25

            How Net Asset Value Is Determined

            The net asset value of Class D shares of each Fund of the Trust will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange. Net asset value will not be determined on days on which the Exchange is closed.
               Portfolio securities and other assets for which market quota-
            tions are readily available are stated at market value. Fixed in-come securities are normally valued on the basis of quotations ob-tained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trad-ing in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quo-tations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange- traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direc-tion.

               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. Under the Trust's proce-dures, the prices of foreign securities are determined using in-formation derived from pricing services and other sources. Infor-mation that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroac-tively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securi-ties that occur between the time their prices are determined and the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser or a Sub-Adviser and ap-proved in good faith by the Board of Trustees.
               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Generally, for Funds that pay income dividends, those divi-dends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

            Distributions

            Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of Class D shares. Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the Equity Income, Renaissance and Value Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Capital Appreciation, Mid-Cap Growth, Tax-Efficient Equity and Innovation Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently.
               All dividends and/or distributions will be paid in the form of additional Class D shares of the Fund to which the dividends and/or distributions relate or, at the election of the sharehold-er, of another Fund or other series of the Trust or of PIMCO
            Funds: Pacific Investment Management Series as described below, at net asset value, unless the share-

26 PIMCO Funds: Multi-Manager Series
            holder elects to receive cash (either paid to shareholders di-rectly or credited to their account with their financial services firm). If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other deliv-ery service is unable to deliver checks to the shareholder's ad-dress of record, such shareholder's distributions will automati-cally be invested in the Money Market Fund of PIMCO Funds: Pacific Investment Management Series, until such shareholder is located. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time.

               Your financial service firm may offer a program pursuant to which you may elect to invest dividends and/or distributions paid by any Fund in Class D shares of any other Fund or series of PIMCO
            Funds: Pacific Investment Management Series which offers Class D shares. Please contact your financial service firm for details.

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends, exempt-interest dividends, if any, and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain (generally subject to a 20% tax rate for shareholders who are individuals) except as provided by an appli-cable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain generally may be charac-terized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them. Dividends, if any, derived from interest on certain U.S. Govern-ment securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities is gener-ally not so exempt. While the Tax-Efficient Equity Fund seeks to minimize taxable distributions, the Fund may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time.

               Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was pur-chased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind se-curities will give rise to income which is required to be distrib-uted and is taxable even though the Fund holding the security re-ceives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securi-ties (including certain pay-in-kind securities) issued after July 10, 1989 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its share-holders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.


                                                             Prospectus  27

               Taxable shareholders should note that the timing of their in-
            vestment or redemptions could have undesirable tax consequences. Dividends and distributions on a Fund's shares are generally sub-ject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a re-turn of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Addi-tional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Addi-tional Information under the heading "Management of the Trust."

Investment  PIMCO Advisors serves as investment adviser to the Funds pursuant
Adviser to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advi-sors provides investment management and advisory services to pri-vate accounts of institutional and individual clients and to mu-tual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of December 31, 1998 were approxi-mately $244.2 billion. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Hold-ing LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company con-trolled by the current Managing Directors and two former Managing Directors of Pacific Investment Management Company. PIMCO Part-ners, G.P. is the sole general partner of PAH. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors. PIMCO Advisors' ad-dress is 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the Securities and Exchange Commission. PIMCO Advisors currently has seven subsidiary investment adviser partnerships, the follow-ing four of which manage one or more of the Funds: Cadence, Colum-bus Circle, NFJ and Parametric.

               Under the investment advisory agreement, PIMCO Advisors, sub-
            ject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also fur-nishes to the Board of Trustees periodic reports on the investment performance of each Fund.

Sub-
Advisers

            Pursuant to portfolio management agreements, PIMCO Advisors em-ploys separate firms to serve as Sub-Advisers for the Funds, ex-cept that PIMCO Equity Advisors manages the Innovation Fund. Each such firm is an affiliate of PIMCO Advisors. PIMCO Advisors (and not the Funds or the Trust) compensates the Sub-Advisers it re-tains from its advisory fee. Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets and makes all determinations re-specting the purchase and sale of a Fund's securities and other investments. If a separate firm ceases to serve as Sub-Adviser for a Fund, PIMCO Advisors will either assume

28  PIMCO Funds: Multi-Manager Series
            full responsibility for the management of that Fund, or retain a new sub-adviser subject to the approval of the Trustees and, if required, the Fund's shareholders.

            PIMCO Equity Advisors manages the Innovation Fund. PIMCO Equity Advisors is a division of PIMCO Advisors and provides investment management and advisory services primarily to equity-oriented mu-tual funds and other institutional clients. Information about PIMCO Advisors is provided above under "Investment Adviser." Prior to March 5, 1999, Columbus Circle served as Sub-Adviser for the Innovation Fund.

               PIMCO Equity Advisors specializes in fundamental research that identifies characteristics of wealth creating businesses. The pri-mary investment style is quality growth within various market cap-italization ranges--small-cap, mid-cap and large-cap. PIMCO Equity Advisors seeks to identify quality growth companies using proprie-tary research and the execution of a disciplined investment proc-ess.

               Dennis P. McKechnie, a Portfolio Manager at PIMCO Equity Advi-
            sors, has primary responsibility for the day-to-day portfolio man-agement of the Innovation Fund. He previously shared responsibil-ity for the Fund as a Portfolio Manager at Columbus Circle. Mr. McKechnie has 8 years' investment management experience. He re-ceived his bachelor's degree from Purdue University and his MBA from Columbia University. As discussed below under "Columbus Cir-cle," John K. Schneider is expected to assume primary responsibil-ity for the day-to-day portfolio management of the Renaissance Fund on or about May 7, 1999. Mr. Schneider previously served as a partner and Portfolio Manager of Schneider Capital Management. He has 13 years' investment management experience. He graduated from Lehigh University and is a Chartered Financial Analyst.

            Cadence manages the Capital Appreciation and Mid-Cap Growth Funds (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners:
            PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence Capital Manage-ment Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had com-bined assets as of December 31, 1998 of approximately $7.4 bil-lion. Cadence's address is Exchange Place, 53 State Street, Bos-ton, Massachusetts 02109. Cadence is registered as an investment adviser with the Securities and Exchange Commission.

               David B. Breed, William B. Bannick, Katherine A. Burdon and Pe-
            ter B. McManus are primarily responsible for the day-to-day man-agement of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 25 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence or its predecessor since its inception. Mr. Breed graduated from the Uni-versity of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Ca-dence and has 13 years' investment management experience. He pre-viously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Invest-ment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has 10 years' investment man-agement experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford Uni-versity and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certi-fied Public Accountant. Mr. McManus is Director of Fund Management of Cadence and has 21 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. Mc-Manus joined Cadence in 1994. He graduated from the University of Massachusetts, and he is certified as a Financial Planner.


                                                             Prospectus  29

            Columbus Circle manages the Renaissance Fund.* Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervi-sory partner, and Columbus Circle Investors Management Inc. as the managing partner. The predecessors of Columbus Circle, including the Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of December 31, 1998 of ap-proximately $9.6 billion. Columbus Circle's address is Metro Cen-ter, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the Securities and Exchange Commission.

               At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This the-ory asserts that a good company doing better than generally ex-pected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Renaissance Fund with a view to investing in growing companies that are surprising the market with business results that are better than anticipated.

               Investment decisions made by Columbus Circle are generally made by one or more committees, although Clifford G. Fox has primary responsibility for the day-to-day management of the Renaissance Fund. Mr. Fox, a Managing Director of Columbus Circle, has 17 years of investment management experience. He received his bache-lor's degree from the University of Pennsylvania and his MBA from New York University, and he is a Chartered Financial Analyst.

            NFJ manages the Equity Income and Value Funds. NFJ is an invest-ment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced opera-tions in 1989. Accounts managed by NFJ had combined assets as of December 31, 1998 of approximately $2.4 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is regis-tered as an investment adviser with the Securities and Exchange Commission.

               Chris Najork and Benjamin Fischer are responsible for the day-
            to-day management of the Equity Income Fund. Mr. Najork is a Man-aging Director and a founding partner of NFJ and has 30 years' ex-perience encompassing equity research and portfolio management. He received his bachelor's degree and MBA from Southern Methodist University, and he is a Chartered Financial Analyst. Mr. Fischer is a Managing Director and a founding partner of NFJ and has 32 years' experience encompassing equity research and portfolio man-agement. He received his bachelor's degree and JD from Oklahoma University and his MBA from New York University Graduate School of Business. He is a Chartered Financial Analyst. Messrs. Najork and Fischer and Paul A. Magnuson are primarily responsible for the day-to-day management of the Value Fund. Mr. Magnuson, a research analyst at NFJ, has 13 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln.

            Parametric manages the Tax-Efficient Equity Fund. Parametric is an investment management firm organized as a general partnership. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts man-aged by Parametric had combined assets as of December 31, 1998 of approximately $3.4 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Paramet-ric is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the CFTC.
               David Stein, Tom Seto and Cliff Quisenberry are primarily re-
            sponsible for the day-to-day management of the Tax-Efficient Eq-uity Fund. Mr. Stein is a Managing Director of Parametric and has been associated with Parametric since June 1996. He also directs research and product development for Parametric. Mr. Stein gradu-ated with bache-
            ------

            * On or about May 7, 1999, PIMCO Equity Advisors will assume full portfolio management responsibility for the Renaissance Fund under the terms of the Trust's investment advisory agreement with PIMCO Advisors. John K. Schneider is expected to assume responsibility for the day-to-day management of the Fund. Information about PIMCO Equity Advisors and Mr. Schneider is provided above under "PIMCO Equity Advisors."

30  PIMCO Funds: Multi-Manager Series
                  lor's and master's degrees in Applied Mathematics from the
              Univer-sity of Witwatersrand, South Africa, and received a Ph.D. in Ap-plied Mathematics from Harvard University. Prior to joining Para-metric, Mr. Stein served as the Director of Investment Research at GTE Investment Management, Director of Active Equity Strategies at the Vanguard Group, and Director of Quantitative Portfolio Manage-ment and Research at IBM. Mr. Seto is a Vice President of Paramet-ric and has 7 years of experience in managing structured equity portfolios. Prior to joining Parametric, he served as the Head of U.S. Equity Index Investments at Barclays Global Investors. Mr. Seto graduated from the University of Washington with a bachelor's degree in Electrical Engineering, and from the University of Chicago with an MBA in Finance. Mr. Quisenberry, a Vice President of Parametric, has 9 years' experience as a Portfolio Manager and has been with Parametric since 1994. He previously served as a Vice President and Portfolio Manager at Cutler & Co., and as a Security Analyst and Portfolio Manager at Fred Alger Management. Mr. Quisenberry graduated from Yale University with a bachelor's degree in Economics. He is a Chartered Financial Analyst.

              Registration as an investment adviser with the Securities and Ex-change Commission does not involve supervision by the Securities and Exchange Commission over investment advice, and registration with the CFTC as a commodity trading adviser does not involve su-pervision by the CFTC over commodities trading. The portfolio man-agement agreements are not exclusive, and Columbus Circle, Ca-dence, NFJ and Parametric may provide, and currently are provid-ing, investment management services to other clients, including other investment companies.
Fund
Administrator
              PIMCO Advisors also serves as administrator (the "Administrator") for the Funds' Class D shares pursuant to an administration agree-ment with the Trust. The Administrator provides or procures admin-istrative services for Class D shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has retained Pacific Investment Manage-ment Company, its affiliate, to provide such services as sub-ad-ministrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for cur-rent shareholders.

              PIMCO Advisors or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms' services (normally not to exceed an annual rate of .35% of a Fund's average daily net assets attributable to Class D shares purchased through such firms). The Funds' administration agreement includes a plan for Class D shares that has been adopted in con-formity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to .25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribu-tion of Class D shares and/or the provision of shareholder servic-es.

              The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management Company, or their subsidiaries or affili-ates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Sub-Adviser, or the Trust, and any counsel re-tained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally ac-cepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to re-
             view and approval by the Trustees.


                                                             Prospectus  31

               The Funds feature fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Funds as described above, PIMCO Advisors receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:
Advisory
and
Administrative
Fees


                                      Advisory
              Fund                    Fee Rate
              -----------------------------
              Capital Appreciation,
               Mid-Cap Growth,
               Equity Income, Value
               and Tax-Efficient
               Equity Funds           .45%
               -----------------------------
              Renaissance Fund        .60%
              -----------------------------
              Innovation Fund         .65%


                  For providing or procuring administrative services to the
               Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable to the Fund's Class D shares as follows:


                         Administrative
                         Fee Rate*
                 ----------------------
              All Funds  .65%

               * As described under "Fund Administrator," the administration agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to .25% of the .65% Adminis-trative Fee Rate as reimbursement for expenses in respect of ac-tivities that may be deemed to be primarily intended to result in the sale of Class D shares. The "Annual Fund Operating Expenses" table on page 4 of this Prospectus shows the .65% Administrative Fee Rate under two separate columns entitled "Administrative Fees" (.40%) and "12b-1 (Service) Fees" (.25%).

                  The investment advisory, administration and sub-administration agreements for the Funds may be terminated by the Trustees, or by PIMCO Advisors or Pacific Investment Management Company (as the case may be) on 60 days' written notice. In addition, the invest-ment advisory agreement may be terminated with regard to the Re-naissance and Innovation Funds by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors or Pacific Investment Management Company (as the case may be) on 60 days' written notice. Following their initial terms, the agreements will continue from year-to-year if approved by the Trustees.

                  Pursuant to the portfolio management agreements between the
               Adviser and the Sub-Advisers listed below, PIMCO Advisors (and not the Funds or the Trust) pays each Sub-Adviser a fee based on a a percentage of the average daily net assets of the noted Funds as follows: Cadence--.35% for the Capital Appreciation Fund and .35% for the Mid-Cap Growth Fund; Columbus Circle--.38% for the Renais-sance Fund; NFJ--.35% for the Equity Income Fund and .35% for the Value Fund; and Parametric--.35% for the Tax-Efficient Equity Fund. PIMCO Advisors does not retain a separate firm to serve as Sub-Adviser for the Innovation Fund, and retains all of the advi-sory fees it earns from that Fund.

Portfolio
Transactions   The Adviser or, pursuant to the portfolio management agreements, a Sub-Adviser, places orders for the purchase and sale of portfolio investments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of port-folio securities for the accounts of the Funds, the Adviser and the Sub-Advisers will seek the best price and execution of the Fund's orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the trans-action. The Adviser and Sub-Advisers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

32  PIMCO Funds: Multi-Manager Series

                  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or the Sub-Advisers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of the Adviser or a Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or a Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expense are averaged either for the particular transaction or for that day.

               Description of the Trust

Capitalization
               The Trust was organized as a Massachusetts business trust on Au-gust 24, 1990, and currently consists of twenty-eight portfolios that are operational, seven of which are described in this Pro-spectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

                     Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims share-holder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Multiple
Classes of     In addition to Class D shares, certain Funds also offer up to
Shares         five additional classes of shares, Class A, Class B, Class C,
               Instutional Class and Administrative Class shares, through separate prospectuses. This Prospectus relates only to Class D shares of the Funds. Unlike Class D shares, which may be purchased only through financial service firms, the other classes may be purchased directly from the Trust and/or the Distributor.
               The other classes may be subject to sales charges and different levels of operating expenses than Class D shares. As a result of different charges and expense levels, the other five classes are expected to achieve different investment returns than Class D shares. Share-holders of a particular class may also receive additional services or services different from those received by the other classes. To obtain more information about Class A, Class B and Class C shares, please call the Distributor at 1-800-
               426-0107. To obtain more information about Institutional Class and Administrative Class shares, please call 1-800-927-4648.

                  Each class of shares of each Fund represents interests in the assets of that Fund, and each class has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses related to the distribution and shareholder servicing of a particular class of shares are borne solely by such class and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.


                                                             Prospectus  33

Voting Each class of shares of each Fund has identical voting rights, ex-cept that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribu-tion and servicing plan or agreement applicable only to that class. These shares are entitled to vote at meetings of sharehold-ers. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have de-termined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote to-gether, except with respect to a distribution and servicing plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as de-clared by the Trustees and, in liquidation of the Trust, are enti-tled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of share-holders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

               Shares entitle their holders to one vote per share (with
            proportionate voting for fractional shares). As of March 10, 1999, the Trust believes that there were no shareholders of record of 25% or more of the outstanding voting securities of any Fund. PIMCO Advisors L.P. (Newport Beach, California), the Trust's investment adviser and administrator, with respect to the Tax-Efficient Equity Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

34  PIMCO Funds: Multi-Manager Series

            --------------------------------------------------------------------
PIMCO       INVESTMENT ADVISER AND ADMINISTRATOR
Funds:
Multi-      PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
Manager     92660
Series      --------------------------------------------------------------------

            SUB-ADVISERS

            PIMCO Equity Advisors division of PIMCO Advisors L.P., Cadence Capital Management, Columbus Circle Investors, NFJ Investment
            Group, Parametric Portfolio Associates
            --------------------------------------------------------------------
            DISTRIBUTOR

            PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT
            06902
            --------------------------------------------------------------------
            CUSTODIAN

            Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City,
            MO 64105
            --------------------------------------------------------------------
            SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

            First Data Investor Services Group, Inc., P.O. Box 9688,
            Providence, RI 02940
            --------------------------------------------------------------------
            INDEPENDENT ACCOUNTANTS

            PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
            --------------------------------------------------------------------
            LEGAL COUNSEL

            Ropes & Gray, One International Place, Boston, MA 02110
            --------------------------------------------------------------------
            For further information about the PIMCO Funds, call 1-888-87-PIMCO or visit our Web site at www.pimcofunds.com.

                           PIMCO Funds is on the Web

                              www.pimcofunds.com

A Partial List of What's Available:

Daily Manager Commentary

Fund Manager Bios

Current and Historical Fund Performance

Lipper Rankings

Morningstar Ratings

Listing of Fund Portfolio Holdings

Risk Analysis

Daily Share Prices

Resources for Investment Professionals

[GRAPHIC APPEARS HERE]

PIMCO Funds Distributors LLC is pleased to announce the launch of its Web site. We can be found on the Worldwide Web at www.pimcofunds.com.

You now have around-the-clock access to the most timely and comprehensive information available on all of the PIMCO Funds. In addition, the site includes daily commentary from our fund managers, with insights on the economy and other factors affecting the stock and bond markets.

[GRAPHIC APPEARS HERE]

You'll find the site to be informative and easy-to-use. There are several functions that can help you navigate your way around the site. Among the major sections are Investment Insight and Fund Information.

[GRAPHIC APPEARS HERE]

Investment Insight

The Investment Insight section provides an overview of six of the investment management firms which are part of PIMCO Advisors L.P. You'll find an explanation of each firm's investment process, biographies of the investment team, manager updates and more.

[GRAPHIC APPEARS HERE]

Fund Information

In the Fund Information section you'll access profiles of all the PIMCO Funds. Some include a summary of each fund's portfolio, risk analysis data, Lipper rankings and Morningstar ratings. You can also obtain daily fund share prices. And now we provide current and historical performance for Class D shares.

Questions?

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Please read the relevant prospectus carefully before you invest in any PIMCO
Fund.

PZ010.11/98

[GRAPHIC APPEARS HERE]      PIMCO Funds Prospectus


Multi-Manager         GROWTH STOCK FUNDS          ENHANCED INDEX STOCK FUNDS
Series                Growth Fund                 Tax-Efficient Equity Fund
                      Target Fund
April 1, 1999         Opportunity Fund            INTERNATIONAL STOCK FUNDS
                                                  International Fund
Share Classes         BLEND STOCK FUNDS
(A) (B) (C)           Capital Appreciation Fund   SECTOR-RELATED STOCK FUNDS
                      Mid-Cap Growth Fund         Innovation Fund
                                                  Precious Metals Fund
                      VALUE STOCK FUNDS
                      Equity Income Fund          STOCK AND BONDS FUNDS
                      Renaissance Fund            Balanced Fund
                      Value Fund
                      Value 25 Fund
                      Small-Cap Value Fund









                                                                     P I M C O
                                                                     ---------
                                                                         FUNDS

            PIMCO Funds: Multi-Manager Series
            Prospectus

            April 1, 1999

            PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end se-ries management investment company offering fifteen separate di-versified investment portfolios (each a "Fund") in this Prospec-tus, each with different investment objectives and strategies. The address of PIMCO Funds: Multi-Manager Series is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

            Each Fund offers three classes of shares in this Prospectus: Class A shares (generally sold subject to an initial sales charge), Class B shares (sold subject to a contingent deferred sales charge) and Class C shares (sold subject to an asset based sales charge). Through separate prospectuses, certain Funds may offer up to three additional classes of shares, Class D, Institutional Class and Administrative Class shares. See "Alternative Purchase Arrangements."

            This Prospectus concisely describes the information investors should know before investing in Class A, Class B and Class C shares of the Funds. Please read this Prospectus carefully and keep it for further reference.

            Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the investment returns and net asset value per share of each Fund will vary.

            A Statement of Additional Information, dated April 1, 1999, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distribu-tor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 1-800-426-0107. The Statement of Additional Informa-tion, which contains more detailed information about the Trust, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at www.sec.gov) which contains the Statement of Additional Informa-tion, materials that are incorporated by reference into this Pro-spectus and the Statement of Additional Information, and other in-formation about the Funds.

            These securities have not been approved or disapproved by the Se-curities and Exchange Commission or any state securities commis-sion, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal of-fense.

            Shares of the Funds are not deposits or obligations of, or guaran-teed or endorsed by, any financial institution, and the shares are not federally insured by the Federal Deposit Insurance Corpora-tion, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal.

              TABLE OF CONTENTS

PIMCO Funds Overview..................3
Schedule of Fees......................4
Financial Highlights..................8
Investment Objectives and Policies...18
Characteristics and Risks of Securities
 and Investment Techniques...........26
Performance Information..............38
How to Buy Shares....................40
Alternative Purchase Arrangements ...43
Exchange Privilege...................51
How to Redeem........................52
Distributor and Distribution and
Servicing Plans......................56
How Net Asset Value Is Determined....58
Distributions........................59
Taxes................................60
Management of the Trust..............61
Description of the Trust.............67
Mailings to Shareholders.............69

            PIMCO Funds Overview

            PIMCO Funds offers unique access to the investment expertise of PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser"). As of De-cember 31, 1998, PIMCO Advisors managed over $240 billion in as-sets, including assets for 46 of the largest 100 U.S. corpora-tions. PIMCO Advisors' institutional heritage is reflected in the PIMCO Funds, each of which attempts to achieve its investment ob-jective using a specific investment style. The table below com-pares certain investment characteristics of the Funds. Other im-portant characteristics of the Funds are described under "Invest-ment Objectives and Policies."

Fund
Profiles
                                                                                        Individual
                                       Investment                                       Portfolio
                         Fund Name     Objective           Primary Investments (/1/)    Manager(s) (/2/)
              ---------------------------------------------------------------------------------------------
           Growth        Growth        Long-term growth of Common stocks of companies   Kenneth W. Corba
           Stock Funds                 capital; income is  with market
                                       incidental          capitalizations of at
                                                           least $5 billion
                     --------------------------------------------------------------------------------------
                         Target        Capital             Common stocks of companies   Kenneth W. Corba
                                       appreciation; no    with between $1 billion
                                       consideration given and $10 billion of market
                                       to income           capitalizations
                     --------------------------------------------------------------------------------------
                         Opportunity   Capital             Common stocks of companies   Michael F. Gaffney
                                       appreciation; no    with market
                                       consideration given capitalizations of less
                                       to income           than $2 billion
              ---------------------------------------------------------------------------------------------
           Blend Stock   Capital       Growth of capital   Common stocks of companies   David B. Breed,
           Funds         Appreciation                      with market                  William B. Bannick,
                                                           capitalizations of at        Katherine A. Burdon
                                                           least $1 billion that have   and
                                                           improving fundamentals and   Peter B. McManus
                                                           whose stock is reasonably
                                                           valued by the market
                     --------------------------------------------------------------------------------------
                         Mid-Cap       Growth of capital   Common stocks of companies   David B. Breed,
                         Growth                            with market                  William B. Bannick,
                                                           capitalizations in excess    Katherine A. Burdon
                                                           of $500 million that have    and
                                                           improving fundamentals and   Peter B. McManus
                                                           whose stock is reasonably
                                                           valued by the market
              ---------------------------------------------------------------------------------------------
           Value Stock   Equity        Current income as a Common stocks with below-    Chris Najork and
           Funds         Income        primary objective;  average price to earnings    Benjamin Fischer
                                       long-term growth of ratios and higher dividend
                                       capital as a        yields relative to their
                                       secondary objective industry groups
                     --------------------------------------------------------------------------------------
                         Renaissance   Long-term growth of Common stocks with below-    Clifford G.
                                       capital and income  average valuations that      Fox (/3/)
                                                           have improving business
                                                           fundamentals
                     --------------------------------------------------------------------------------------
                         Value         Long-term growth of Common stocks with below-    Chris Najork,
                                       capital and income  average price to earnings    Benjamin Fischer
                                                           ratios relative to their     and Paul A.
                                                           industry groups              Magnuson
                     --------------------------------------------------------------------------------------
                         Value 25      Long-term growth of Approximately 25 common      Chris Najork,
                                       capital and income  stocks of companies with     Benjamin Fischer
                                                           medium market                and Cliff Hoover
                                                           capitalizations that have
                                                           below-average price to
                                                           earnings ratios relative
                                                           to their industry groups
                     --------------------------------------------------------------------------------------
                         Small-Cap     Long-term growth of Common stocks of companies   Chris Najork,
                         Value         capital and income  with market                  Benjamin Fischer
                                                           capitalizations between      and Paul A.
                                                           $50 million and $1 billion   Magnuson
                                                           and below-average price to
                                                           earnings ratios relative
                                                           to their industry groups
              ---------------------------------------------------------------------------------------------
           Enhanced      Tax-Efficient Maximum after-tax   A broadly diversified        David Stein, Tom
           Index Stock   Equity        growth of capital   portfolio of at least 200    Seto and
           Funds                                           common stocks of companies   Cliff Quisenberry
                                                           with larger
                                                           market capitalizations
              ---------------------------------------------------------------------------------------------
           International International Capital             Non-U.S. stocks of           James Smith
           Stock Funds                 appreciation;       companies with small,
                                       income is           medium and large market
                                       incidental          capitalizations (developed
                                                           and emerging markets)
              ---------------------------------------------------------------------------------------------
           Sector-       Innovation    Capital             Common Stocks of companies   Dennis P. McKechnie
           Related                     appreciation; no    with small, medium and
           Stock Funds                 consideration given large market
                                       to income           capitalizations
                                                           (technology-related
                                                           stocks)
                     --------------------------------------------------------------------------------------
                         Precious      Capital             U.S. and non-U.S. stocks     Henry J. Bingham
                         Metals        appreciation; no    of companies with medium
                                       consideration given and large market
                                       to income           capitalizations (precious
                                                           metals-related stocks)
              ---------------------------------------------------------------------------------------------
           Stock and     Balanced      Total return        Common stocks, fixed         David B. Breed,
           Bond Funds                  consistent with     income securities and        William B. Bannick,
                                       prudent investment  money market instruments     Katherine A.
                                       management                                       Burdon,
                                                                                        Peter B. McManus,
                                                                                        Chris Najork,
                                                                                        Benjamin Fischer,
                                                                                        Paul A. Magnuson
                                                                                        and William H.
                                                                                        Gross

            1. For specific information concerning the market capitalizations of companies in which each Fund may invest and each Fund's invest-ment style, see "Investment Objectives and Policies" in this Pro-spectus.

            2. This column lists the individual(s) who have or share primary responsibility for the day-to-day portfolio management of the noted Funds. PIMCO Advisors has retained a separate firm (each a "Sub-Adviser") to manage the investments of each Fund, except that the PIMCO Equity Advisors division ("PIMCO Equity Advisors") of PIMCO Advisors manages the investments of the Growth, Target, Op-portunity and Innovation Funds (acting in this capacity, PIMCO Eq-uity Advisors is also referred to as a "Sub-Adviser"). The Indi-vidual Portfolio Managers are associated with the following Sub-
            Advisers: Messrs. Corba, Gaffney and McKechnie are with PIMCO Eq-uity Advisors; Mr. Smith is with Blairlogie Capital Management ("Blairlogie"); Messrs. Breed, Bannick and McManus and Ms. Burdon are with Cadence Capital Management ("Cadence"); Mr. Fox is with Columbus Circle Investors ("Columbus Circle"); Messrs Najork, Fischer, Magnuson and Hoover are with NFJ Investment Group ("NFJ"); Mr. Gross is with Pacific Investment Management Company ("Pacific Investment Management"); Messrs. Stein, Seto and Quisenberry are with Parametric Portfolio Associates ("Paramet-ric"); and Mr. Bingham is with Van Eck Associates Corporation ("Van Eck"). See "Management of the Trust."

            3. On or about May 7, 1999, PIMCO Equity Advisors will assume full portfolio management responsibility for the Renaissance Fund. See "Management of the Trust--Sub-Advisers--Columbus Circle."



                                                             Prospectus       3

             Schedule of Fees


                                             Class A     Class B     Class C
                                             Shares      Shares      Shares
            -------------------------------------------------------------------
Shareholder Maximum initial sales charge im-
Transaction posed on purchases
Expenses    (as a percentage of offering
            price at time of purchase)        5.50%       None        None
           --------------------------------------------------------------------
           Maximum sales charge imposed on
            reinvested dividends
            (as a percentage of net asset
            value at time of purchase)         None       None        None
           --------------------------------------------------------------------
           Maximum contingent deferred
            sales charge ("CDSC")
            (as a percentage of original
            purchase price)                      1%(/1/)    5%(/2/)     1%(/3/)
           --------------------------------------------------------------------
           Exchange Fee                        None       None        None

            1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of pur-chase. See "Alternative Purchase Arrangements" in this Prospectus.
            2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines ac-cording to the schedule set forth under "Alternative Purchase Ar-rangements -- Deferred Sales Charge Alternative -- Class B Shares" in this Prospectus.
            3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Class A Shares

                                                                 Example: You would pay the        Example: You would pay the
                                                                 following expenses on a $1,000    following expenses on a $1,000
                                                                 investment assuming (1) 5%        investment assuming (1) 5%
                                                                 annual return and (2)             annual return and (2) no
                    Annual Fund Operating Expenses               redemption at the end             redemption:
                    (As a percentage of average net assets):     of each time period:
                                                     Total
                               Admini-               Fund
                    Advisory   strative   12b-1      Operating   Year                              Year
   Fund             Fees       Fees(/1/)  Fees(/2/)  Expenses    1       3       5        10       1       3       5        10
   ---------------------------------------------------------------------------------------------------------------------------------
   Growth                 .50%       .40%       .25%       1.15%     $66     $90     $115     $187     $66     $90     $115     $187
   ---------------------------------------------------------------------------------------------------------------------------------
   Target                 .55        .40        .25        1.20       67      91      117      192      67      91      117      192
   ---------------------------------------------------------------------------------------------------------------------------------
   Opportunity            .65        .40        .25        1.30       68      94      122      203      68      94      122      203
   ---------------------------------------------------------------------------------------------------------------------------------
   Capital
    Appreciation          .45        .40        .25        1.10       66      88      112      182      66      88      112      182
   ---------------------------------------------------------------------------------------------------------------------------------
   Mid-Cap Growth         .45        .40        .25        1.10       66      88      112      182      66      88      112      182
   ---------------------------------------------------------------------------------------------------------------------------------
   Equity Income          .45        .40        .25        1.10       66      88      112      182      66      88      112      182
   ---------------------------------------------------------------------------------------------------------------------------------
   Renaissance            .60        .40        .25        1.25       67      92      120      198      67      92      120      198
   ---------------------------------------------------------------------------------------------------------------------------------
   Value                  .45        .40        .25        1.10       66      88      112      182      66      88      112      182
   ---------------------------------------------------------------------------------------------------------------------------------
   Value 25               .50        .40        .25        1.15       66      90      115      187      66      90      115      187
   ---------------------------------------------------------------------------------------------------------------------------------
   Small-Cap Value        .60        .40        .25        1.25       67      92      120      198      67      92      120      198
   ---------------------------------------------------------------------------------------------------------------------------------
   Tax-Efficient
    Equity                .45        .40        .25        1.10       66      88      112      182      66      88      112      182
   ---------------------------------------------------------------------------------------------------------------------------------
   International          .55        .65        .25        1.45       69      98      130      219      69      98      130      219
   ---------------------------------------------------------------------------------------------------------------------------------
   Innovation             .65        .40        .25        1.30       68      94      122      203      68      94      122      203
   ---------------------------------------------------------------------------------------------------------------------------------
   Precious Metals        .60        .45        .25        1.30       68      94      122      203      68      94      122      203
   ---------------------------------------------------------------------------------------------------------------------------------
   Balanced               .45        .40        .25        1.10       66      88      112      182      66      88      112      182


            1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust -- Advisory and Admin-istrative Fees."
            2. 12b-1 fees represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. See "Distributor and Distribu-tion and Servicing Plans."
4  PIMCO Funds: Multi-Manager Series


Class B Shares
                                                                    Example: You would pay the
                                                                    following expenses on a $1,000
                                                                    investment assuming (1) 5%
                      Annual Fund Operating Expenses                annual return and (2) redemption
                      (As a percentage of average net assets):      at the end of each time period:
                                                        Total
                                 Admini-                Fund
                      Advisory   strative   12b-1       Operating   Year
Fund                  Fees       Fees(/1/)  Fees(/2/)   Expenses    1        3       5        10
              ----------------------------------------------------------------------------------------
Growth                      .50%       .40%       1.00%       1.90% $    69  $    90 $    123 $    193
              ----------------------------------------------------------------------------------------
Target                      .55        .40        1.00        1.95       70       91      125      198
              ----------------------------------------------------------------------------------------
Opportunity                 .65        .40        1.00        2.05       71       94      130      209
              ----------------------------------------------------------------------------------------
Capital Appreciation        .45        .40        1.00        1.85       69       88      120      188
              ----------------------------------------------------------------------------------------
Mid-Cap Growth              .45        .40        1.00        1.85       69       88      120      188
              ----------------------------------------------------------------------------------------
Equity Income               .45        .40        1.00        1.85       69       88      120      188
              ----------------------------------------------------------------------------------------
Renaissance                 .60        .40        1.00        2.00       70       93      128      204
              ----------------------------------------------------------------------------------------
Value                       .45        .40        1.00        1.85       69       88      120      188
              ----------------------------------------------------------------------------------------
Value 25                    .50        .40        1.00        1.90       69       90      123      193
              ----------------------------------------------------------------------------------------
Small-Cap Value             .60        .40        1.00        2.00       70       93      128      204
              ----------------------------------------------------------------------------------------
Tax-Efficient
 Equity                     .45        .40        1.00        1.85       69       88      120      188
              ----------------------------------------------------------------------------------------
International               .55        .65        1.00        2.20       72       99      138      225
              ----------------------------------------------------------------------------------------
Innovation                  .65        .40        1.00        2.05       71       94      130      209
              ----------------------------------------------------------------------------------------
Precious Metals             .60        .45        1.00        2.05       71       94      130      209
              ----------------------------------------------------------------------------------------
Balanced                    .45        .40        1.00        1.85       69       88      120      188
                      Example: You would pay the
                      following expenses on a $1,000
                      investment assuming (1) 5%
                      annual return and (2) no
                      redemption:
                      Year
Fund                  1       3       5        10
              ----------------------------------------------------------------------------------------
Growth                $    19 $    60 $    103 $    193
              ----------------------------------------------------------------------------------------
Target                     20      61      105      198
              ----------------------------------------------------------------------------------------
Opportunity                21      64      110      209
              ----------------------------------------------------------------------------------------
Capital Appreciation       19      58      100      188
              ----------------------------------------------------------------------------------------
Mid-Cap Growth             19      58      100      188
              ----------------------------------------------------------------------------------------
Equity Income              19      58      100      188
              ----------------------------------------------------------------------------------------
Renaissance                20      63      108      204
              ----------------------------------------------------------------------------------------
Value                      19      58      100      188
              ----------------------------------------------------------------------------------------
Value 25                   19      60      103      193
              ----------------------------------------------------------------------------------------
Small-Cap Value            20      63      108      204
              ----------------------------------------------------------------------------------------
Tax-Efficient
 Equity                    19      58      100      188
              ----------------------------------------------------------------------------------------
International              22      69      118      225
              ----------------------------------------------------------------------------------------
Innovation                 21      64      110      209
              ----------------------------------------------------------------------------------------
Precious Metals            21      64      110      209
              ----------------------------------------------------------------------------------------
Balanced                   19      58      100      188

            1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust--Advisory and Adminis-trative Fees."
            2. 12b-1 fees which are equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."

                                                              Prospectus   5


Class C Shares
                                                                 Example: You would pay the
                                                                 following expenses on a $1,000
                                                                 investment assuming (1) 5%
                      Annual Fund Operating Expenses             annual return and (2) redemption
                      (As a percentage of average net assets):   at the end of each time period:
                                                      Total
                                Admini-               Fund
                      Advisory  strative   12b-1      Operating  Year
Fund                  Fees      Fees(/1/)  Fees(/2/)  Expenses   1        3       5        10
              -------------------------------------------------------------------------------------
Growth                .50%      .40%       1.00%      1.90%          $29      $60     $103     $222
              -------------------------------------------------------------------------------------
Target                .55       .40        1.00       1.95            30       61      105      227
              -------------------------------------------------------------------------------------
Opportunity           .65       .40        1.00       2.05            31       64      110      238
              -------------------------------------------------------------------------------------
Capital Appreciation  .45       .40        1.00       1.85            29       58      100      217
              -------------------------------------------------------------------------------------
Mid-Cap Growth        .45       .40        1.00       1.85            29       58      100      217
              -------------------------------------------------------------------------------------
Equity Income         .45       .40        1.00       1.85            29       58      100      217
              -------------------------------------------------------------------------------------
Renaissance           .60       .40        1.00       2.00            30       63      108      233
              -------------------------------------------------------------------------------------
Value                 .45       .40        1.00       1.85            29       58      100      217
              -------------------------------------------------------------------------------------
Value 25              .50       .40        1.00       1.90            29       60      103      222
              -------------------------------------------------------------------------------------
Small-Cap Value       .60       .40        1.00       2.00            30       63      108      233
              -------------------------------------------------------------------------------------
Tax-Efficient
 Equity               .45       .40        1.00       1.85            29       58      100      217
              -------------------------------------------------------------------------------------
International         .55       .65        1.00       2.20            32       69      118      253
              -------------------------------------------------------------------------------------
Innovation            .65       .40        1.00       2.05            31       64      110      238
              -------------------------------------------------------------------------------------
Precious Metals       .60       .45        1.00       2.05            31       64      110      238
              -------------------------------------------------------------------------------------
Balanced              .45       .40        1.00       1.85            29       58      100      217
                      Example: You would pay the
                      following expenses on a $1,000
                      investment assuming (1) 5%
                      annual return and (2) no
                      redemption:
                      Year
Fund                  1       3       5        10
              -------------------------------------------------------------------------------------
Growth                    $19     $60     $103     $222
              -------------------------------------------------------------------------------------
Target                     20      61      105      227
              -------------------------------------------------------------------------------------
Opportunity                21      64      110      238
              -------------------------------------------------------------------------------------
Capital Appreciation       19      58      100      217
              -------------------------------------------------------------------------------------
Mid-Cap Growth             19      58      100      217
              -------------------------------------------------------------------------------------
Equity Income              19      58      100      217
              -------------------------------------------------------------------------------------
Renaissance                20      63      108      233
              -------------------------------------------------------------------------------------
Value                      19      58      100      217
              -------------------------------------------------------------------------------------
Value 25                   19      60      103      222
              -------------------------------------------------------------------------------------
Small-Cap Value            20      63      108      233
              -------------------------------------------------------------------------------------
Tax-Efficient
 Equity                    19      58      100      217
              -------------------------------------------------------------------------------------
International              22      69      118      253
              -------------------------------------------------------------------------------------
Innovation                 21      64      110      238
              -------------------------------------------------------------------------------------
Precious Metals            21      64      110      238
              -------------------------------------------------------------------------------------
Balanced                   19      58      100      217

Class C
Shares
            1. The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the ag-gregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust--Advisory and Adminis-trative Fees."
            2. 12b-1 fees which are equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to partici-pating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans."

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Funds. The information is based upon each Fund's current fees and expenses. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of the Trust may, depend-ing on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permit-ted by relevant rules of the National Association of Securities Dealers, Inc.

            NOTE: The figures shown in the Examples are entirely hypothetical. They are not representations of past or future performance or ex-penses; actual performance and/or expenses may be more or less than shown.

6  PIMCO Funds: Multi-Manager Series

                      (This page left blank intentionally)





                                                              Prospectus  7

PIMCO Funds: Multi-Manager Series
Financial Highlights

The financial highlights set forth on the following pages present certain in-formation and ratios as well as performance information for the Funds that were operational during the periods listed. Certain information provided below for periods through June 30, 1998 is included in the June 30, 1998 PIMCO Funds Annual Report (relating to Class A, B and C shares) and has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is also included in such Annual Report. Information for the periods ended Decem-ber 31, 1998 is included in the December 31, 1998 PIMCO Funds Semi-Annual Re-port (relating to Class A, B and C shares) and is unaudited. The Annual Report and Semi-Annual Report are incorporated by reference in the Statement of Addi-tional Information and may be obtained without charge from the Distributor.

Selected Per Share Data                                 Net Realized/                  Dividends  Dividends in  Distributions
for the Period Ended:    Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
                         Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
                         of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
                         --------------- -------------  -------------- --------------- ---------- ------------- ----------------
Growth Fund
 Class A
 12/31/98 +                 $  32.62        $(0.06)(a)      $ 2.94 (a)    $   2.88      $  0.00     $   0.00        $  (3.92)
 06/30/98                      27.03         (0.08)(a)        9.99 (a)        9.91         0.00         0.00           (4.32)
 10/01/96-
  06/30/97                     26.58          0.69            3.27            3.96         0.00         0.00           (3.51)
 09/30/96                      25.73          0.06            3.72            3.78         0.00         0.00           (2.93)
 09/30/95                      22.01          0.12            4.79            4.91         0.00         0.00           (1.19)
 09/30/94                      23.64          0.12            0.12            0.24         0.00         0.00           (1.87)
 09/30/93                      20.76          0.09            3.53            3.62         0.00         0.00           (0.74)
 09/30/92                      20.63          0.14            1.38            1.52        (0.14)        0.00           (1.25)
 10/26/90-
  09/30/91                     16.99          0.21            5.28            5.49        (0.19)        0.00           (1.66)
 Class B
 12/31/98 +                    30.34         (0.16)(a)        2.69 (a)        2.53         0.00         0.00           (3.92)
 06/30/98                      25.59         (0.28)(a)        9.35 (a)        9.07         0.00         0.00           (4.32)
 10/01/96-
  06/30/97                     25.46          0.35            3.29            3.64         0.00         0.00           (3.51)
 09/30/96                      24.94         (0.07)           3.52            3.45         0.00         0.00           (2.93)
 05/23/95-
  09/30/95                     22.63         (0.03)           2.34            2.31         0.00         0.00            0.00
 Class C
 12/31/98 +                    30.33         (0.16)(a)        2.69 (a)        2.53         0.00         0.00           (3.92)
 06/30/98                      25.58         (0.28)(a)        9.35 (a)        9.07         0.00         0.00           (4.32)
 10/01/96-
  06/30/97                     25.46          0.45            3.18            3.63         0.00         0.00           (3.51)
 09/30/96                      24.94         (0.12)           3.57            3.45         0.00         0.00           (2.93)
 09/30/95                      21.52         (0.04)           4.65            4.61         0.00         0.00           (1.19)
 09/30/94                      23.32         (0.04)           0.11            0.07         0.00         0.00           (1.87)
 09/30/93                      20.64         (0.07)           3.49            3.42         0.00         0.00           (0.74)
 09/30/92                      20.54         (0.01)           1.37            1.36        (0.01)        0.00           (1.25)
 09/30/91                      16.93          0.12            5.32            5.44        (0.17)        0.00           (1.66)
 09/30/90                      19.71          0.19           (1.67)          (1.48)       (0.18)        0.00           (1.12)
 09/30/89                      13.93          0.11            5.77            5.88        (0.10)        0.00            0.00
Target Fund
 Class A
 12/31/98 +                 $  16.35        $(0.03)(a)      $ 0.78 (a)    $   0.75      $  0.00     $   0.00        $  (0.98)
 6/30/98                       16.82         (0.08)(a)        4.06 (a)        3.98         0.00         0.00           (4.45)
 10/01/96-
  06/30/97                     17.11         (0.04)(a)        1.82 (a)        1.78         0.00         0.00           (2.07)
 09/30/96                      16.40         (0.05)           2.54            2.49         0.00         0.00           (1.78)
 09/30/95                      13.13         (0.02)           3.45            3.43         0.00         0.00           (0.16)
 09/30/94                      12.72         (0.04)           0.57            0.53         0.00         0.00           (0.12)
 12/17/92-
  09/30/93                     10.00         (0.02)           2.74            2.72         0.00         0.00            0.00
 Class B
 12/31/98 +                    15.34         (0.08)(a)        0.72 (a)        0.64         0.00         0.00           (0.98)
 6/30/98                       16.14         (0.19)(a)        3.84 (a)        3.65         0.00         0.00           (4.45)
 10/01/96-
  06/30/97                     16.58         (0.12)(a)        1.75 (a)        1.63         0.00         0.00           (2.07)
 09/30/96                      16.06         (0.09)           2.39            2.30         0.00         0.00           (1.78)
 05/22/95-
  09/30/95                     13.93         (0.05)           2.18            2.13         0.00         0.00            0.00
 Class C
 12/31/98 +                    15.34         (0.08)(a)        0.72 (a)        0.64         0.00         0.00           (0.98)
 06/30/98                      16.13         (0.19)(a)        3.85 (a)        3.66         0.00         0.00           (4.45)
 10/01/96-
  06/30/97                     16.58         (0.12)(a)        1.74 (a)        1.62         0.00         0.00           (2.07)
 09/30/96                      16.05         (0.16)           2.47            2.31         0.00         0.00           (1.78)
 09/30/95                      12.95         (0.12)           3.38            3.26         0.00         0.00           (0.16)
 09/30/94                      12.65         (0.14)           0.56            0.42         0.00         0.00           (0.12)
 12/17/92-
  9/30/93                      10.00         (0.09)           2.74            2.65         0.00         0.00            0.00
Selected Per Share Data  Distributions
for the Period Ended:    in Excess of
                         Net Realized
                         Capital Gains
                         -------------
Growth Fund
 Class A
 12/31/98 +                $   0.00
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 09/30/93                      0.00
 09/30/92                      0.00
 10/26/90-
  09/30/91                     0.00
 Class B
 12/31/98 +                    0.00
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 05/23/95-
  09/30/95                     0.00
 Class C
 12/31/98 +                    0.00
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 09/30/93                      0.00
 09/30/92                      0.00
 09/30/91                      0.00
 09/30/90                      0.00
 09/30/89                      0.00
Target Fund
 Class A
 12/31/98 +                $   0.00
 6/30/98                       0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 12/17/92-
  09/30/93                     0.00
 Class B
 12/31/98 +                    0.00
 6/30/98                       0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 05/22/95-
  09/30/95                     0.00
 Class C
 12/31/98 +                    0.00
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 12/17/92-
  9/30/93                      0.00

+Unaudited

*Annualized
 (a)Per share amounts based upon average number of shares outstanding during the period.

                                                                 Prospectus

Financial Statements and related notes are also incorporated by reference in the Statement of Additional Information.

The information provided for each of the Growth, Target, Opportunity, Renais-sance, International, Innovation and Precious Metals Funds reflects the opera-tional history of a corresponding series of PIMCO Advisors Funds which reorga-nized as a series of the Trust on January 17, 1997. In connection with the re-organizations, these Funds changed their fiscal year ends from September 30 to June 30. The expense ratios provided for these Funds reflect fee arrangements of PIMCO Advisors Funds in effect prior to January 17, 1997 which differ from the current fee arrangements of the Trust.

                                                                                              Ratio of Net
                                                                                  Ratio of    Investment
Distributions  Tax Basis               Net Asset                                  Expenses to Income (Loss) to
from           Return of Total         Value End of              Net Assets End   Average Net Average Net      Portfolio
Equalization   Capital   Distributions Period       Total Return of Period (000s) Assets      Assets           Turnover Rate
-------------  --------- ------------- ------------ ------------ ---------------- ----------- ---------------- -------------
  $   0.00     $   0.00    $  (3.92)     $  31.58        9.82%       $ 202,520        1.16%*        (0.41)%*           53%
      0.00         0.00       (4.32)        32.62       41.03          180,119        1.16          (0.27)            123
      0.00         0.00       (3.51)        27.03       15.93          147,276        1.11*          0.13*             94
      0.00         0.00       (2.93)        26.58       16.11          151,103        1.11           0.24             104
      0.00         0.00       (1.19)        25.73       23.70          134,819        1.10           0.50             111
      0.00         0.00       (1.87)        22.01        1.30          107,269        1.10           0.60             115
      0.00         0.00       (0.74)        23.64       17.70           97,509        1.10           0.40             110
      0.00         0.00       (1.39)        20.76        7.70           71,209        1.10           0.70              92
      0.00         0.00       (1.85)        20.63       38.60           17,064        1.20*          0.90*             95

      0.00         0.00       (3.92)        28.95        9.40          100,937        1.90*         (1.16)*            53
      0.00         0.00       (4.32)        30.34       39.97           80,719        1.91          (1.02)            123
      0.00         0.00       (3.51)        25.59       15.32           55,626        1.86*         (0.62)*            94
      0.00         0.00       (2.93)        25.46       15.22           37,256        1.86          (0.51)            104
      0.00         0.00        0.00         24.94       10.20            7,671        1.90*         (0.40)*           111

      0.00         0.00       (3.92)        28.94        9.40        1,936,842        1.91*         (1.16)*            53
      0.00         0.00       (4.32)        30.33       39.99        1,853,002        1.91          (1.02)            123
      0.00         0.00       (3.51)        25.58       15.27        1,514,432        1.86*         (0.61)*            94
      0.00         0.00       (2.93)        25.46       15.22        1,450,216        1.86          (0.51)            104
      0.00         0.00       (1.19)        24.94       22.80        1,290,152        1.90          (0.20)            111
      0.00         0.00       (1.87)        21.52        0.50        1,085,427        1.90          (0.20)            115
      0.00         0.00       (0.74)        23.32       16.90        1,077,490        1.90          (0.30)            110
      0.00         0.00       (1.26)        20.64        6.90          853,121        1.90          (0.10)             92
      0.00         0.00       (1.83)        20.54       35.10          564,398        1.80           0.60              95
      0.00         0.00       (1.30)        16.93       (8.00)         314,075        1.70           1.00              89
      0.00         0.00       (0.10)        19.71       42.40          373,490        1.70           0.70              83



  $   0.00     $   0.00    $  (0.98)     $  16.12        5.24%       $ 144,643        1.21%*        (0.44)%*          128%
      0.00         0.00       (4.45)        16.35       27.49          157,277        1.22          (0.49)            226
      0.00         0.00       (2.07)        16.82       11.19          150,689        1.20*         (0.31)*           145
      0.00         0.00       (1.78)        17.11       16.50          156,027        1.18          (0.34)            141
      0.00         0.00       (0.16)        16.40       26.50          121,915        1.20          (0.10)            128
      0.00         0.00       (0.12)        13.13        4.20           90,527        1.20          (0.30)            104
      0.00         0.00        0.00         12.72       27.20           48,787        1.30*         (0.30)*            76

      0.00         0.00       (0.98)        15.00        4.87           73,872        1.95*         (1.18)*           128
      0.00         0.00       (4.45)        15.34       26.45           76,194        1.96          (1.24)            226
      0.00         0.00       (2.07)        16.14       10.58           67,531        1.94*         (1.05)*           145
      0.00         0.00       (1.78)        16.58       15.58           49,851        1.93          (1.09)            141
      0.00         0.00        0.00         16.06       15.30            7,554        2.00*         (0.90)*           128

      0.00         0.00       (0.98)        15.00        4.87          904,355        1.95*         (1.18)*           128
      0.00         0.00       (4.45)        15.34       26.53          952,728        1.96          (1.24)            226
      0.00         0.00       (2.07)        16.13       10.52          969,317        1.94*         (1.06)*           145
      0.00         0.00       (1.78)        16.58       15.66          974,948        1.93          (1.09)            141
      0.00         0.00       (0.16)        16.05       25.60          780,355        2.00          (0.90)            128
      0.00         0.00       (0.12)        12.95        3.40          556,043        2.00          (1.10)            104
      0.00         0.00        0.00         12.65       26.50          298,238        2.00*         (1.00)*            76


Selected Per Share Data                                 Net Realized/                  Dividends  Dividends in  Distributions
for the Period Ended:    Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
                         Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
                         of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
                         --------------- -------------  -------------- --------------- ---------- ------------- ----------------
Opportunity
 Fund
 Class A
 12/31/98 +                 $  31.33        $(0.12)(a)      $(2.55)(a)    $  (2.67)     $  0.00     $   0.00        $  (4.62)
 06/30/98                      29.35         (0.27)(a)        4.19 (a)        3.92         0.00         0.00           (1.94)
 10/01/96-
  06/30/97                     37.36          0.00           (3.10)          (3.10)        0.00         0.00           (4.91)
 09/30/96                      39.08         (0.11)           6.12            6.01         0.00         0.00           (7.73)
 09/30/95                      28.87         (0.11)          11.19           11.08         0.00         0.00           (0.87)
 09/30/94                      33.43         (0.17)          (2.02)          (2.19)        0.00         0.00           (2.26)
 09/30/93                      19.84         (0.15)          14.00           13.85         0.00         0.00           (0.26)
 09/30/92                      17.95         (0.04)           3.61            3.57         0.00         0.00           (1.68)
 12/17/90-
  09/30/91                     11.78         (0.03)           6.20            6.17         0.00         0.00            0.00
 Class C
 12/31/98 +                    28.86         (0.20)(a)       (2.37)(a)       (2.57)        0.00         0.00           (4.62)
 06/30/98                      27.38         (0.46)(a)        3.88 (a)        3.42         0.00         0.00           (1.94)
 10/01/96-
  06/30/97                     35.38         (0.04)          (3.05)          (3.09)        0.00         0.00           (4.91)
 09/30/96                      37.64         (0.35)           5.82            5.47         0.00         0.00           (7.73)
 09/30/95                      28.04         (0.34)          10.81           10.47         0.00         0.00           (0.87)
 09/30/94                      32.77         (0.38)          (1.98)          (2.36)        0.00         0.00           (2.26)
 09/30/93                      19.60         (0.34)          13.77           13.43         0.00         0.00           (0.26)
 09/30/92                      17.87         (0.18)           3.59            3.41         0.00         0.00           (1.68)
 09/30/91                      11.93         (0.11)           6.42            6.31         0.00         0.00           (0.37)
 09/30/90                      15.78         (0.01)          (2.13)          (2.14)        0.00         0.00           (1.71)
 09/30/89                      11.84         (0.03)           3.97            3.94         0.00         0.00            0.00

Selected Per Share Data  Distributions
for the Period Ended:    in Excess of
                         Net Realized
                         Capital Gains
                         -------------
Opportunity
 Fund
 Class A
 12/31/98 +                $   0.00
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 09/30/93                      0.00
 09/30/92                      0.00
 12/17/90-
  09/30/91                     0.00
 Class C
 12/31/98 +                    0.00
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 09/30/93                      0.00
 09/30/92                      0.00
 09/30/91                      0.00
 09/30/90                      0.00
 09/30/89                      0.00

Capital Ap-
 preciation
 Fund
 Class A
 012/31/98 +                $  26.01        $ 0.04 (a)      $ 0.52 (a)    $   0.56      $ (0.10)    $   0.00        $  (1.65)
 6/30/98                       21.16          0.07 (a)        6.55 (a)        6.62        (0.09)        0.00           (1.68)
 01/20/97-
  06/30/97                     19.31          0.09            1.76            1.85         0.00         0.00            0.00
 Class B
 12/31/98 +                    25.75         (0.05)(a)        0.52 (a)        0.47         0.00         0.00           (1.65)
 06/30/98                      21.10         (0.11)(a)        6.51 (a)        6.40        (0.07)        0.00           (1.68)
 01/20/97-
  06/30/97                     19.31          0.01            1.78            1.79         0.00         0.00            0.00
 Class C
 12/31/98 +                    25.78         (0.05)(a)        0.51 (a)        0.46         0.00         0.00           (1.65)
 06/30/98                      21.10         (0.12)(a)        6.53 (a)        6.41        (0.05)        0.00           (1.68)
 01/20/97-
  06/30/97                     19.31          0.02            1.77            1.79         0.00         0.00            0.00
Capital Ap-
 preciation
 Fund
 Class A
 012/31/98 +               $   0.00
 6/30/98                       0.00
 01/20/97-
  06/30/97                     0.00
 Class B
 12/31/98 +                    0.00
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00
 Class C
 12/31/98 +                    0.00
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00

Mid-Cap
 Growth Fund
 Class A
 12/31/98 +                 $  24.00        $ 0.01 (a)      $ 0.04 (a)    $   0.05      $ (0.01)    $   0.00        $  (1.07)
 06/30/98                      20.24          0.02 (a)        5.11 (a)        5.13        (0.04)        0.00           (1.33)
 01/13/97-
  06/30/97                     18.14         (0.04)           2.14            2.10         0.00         0.00            0.00
 Class B
 12/31/98 +                    23.77         (0.07)(a)        0.04 (a)       (0.03)        0.00         0.00           (1.07)
 06/30/98                      20.17         (0.16)(a)        5.09 (a)        4.93         0.00         0.00           (1.33)
 01/13/97-
  06/30/97                     18.14         (0.11)           2.14            2.03         0.00         0.00            0.00
 Class C
 12/31/98 +                    23.77         (0.07)(a)        0.04 (a)       (0.03)        0.00         0.00           (1.07)
 06/30/98                      20.18         (0.16)(a)        5.08 (a)        4.92         0.00         0.00           (1.33)
 01/13/97-
  06/30/97                     18.14         (0.10)           2.14            2.04         0.00         0.00            0.00
Mid-Cap
 Growth Fund
 Class A
 12/31/98 +                $   0.00
 06/30/98                      0.00
 01/13/97-
  06/30/97                     0.00
 Class B
 12/31/98 +                    0.00
 06/30/98                      0.00
 01/13/97-
  06/30/97                     0.00
 Class C
 12/31/98 +                    0.00
 06/30/98                      0.00
 01/13/97-
  06/30/97                     0.00

Equity Income
 Fund
 Class A
 12/31/98 +                 $  16.04        $ 0.19 (a)      $(0.02)(a)    $   0.17      $ (0.18)    $   0.00        $  (1.76)
 06/30/98                      15.39          0.39 (a)        2.73 (a)        3.12        (0.38)        0.00           (2.09)
 01/20/97-
  06/30/97                     13.94          0.15            1.48            1.63        (0.18)        0.00            0.00
 Class B
 12/31/98 +                    15.99          0.13 (a)       (0.03)(a)        0.10        (0.13)        0.00           (1.76)
 06/30/98                      15.37          0.26 (a)        2.73 (a)        2.99        (0.28)        0.00           (2.09)
 01/20/97-
  06/30/97                     13.94          0.11            1.48            1.59        (0.16)        0.00            0.00
 Class C
 12/31/98 +                    16.01          0.13 (a)       (0.02)(a)        0.11        (0.13)        0.00           (1.76)
 06/30/98                      15.37          0.26 (a)        2.74 (a)        3.00        (0.27)        0.00           (2.09)
 01/20/97-
  06/30/97                     13.94          0.11            1.48            1.59        (0.16)        0.00            0.00
Equity Income
 Fund
 Class A
 12/31/98 +                $   0.00
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00
 Class B
 12/31/98 +                    0.00
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00
 Class C
 12/31/98 +                    0.00
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00

+ Unaudited
*Annualized
 (a)Per share amounts based upon average number of shares outstanding during the period.

10  PIMCO Funds: Multi-Manager Series

                                                                                               Ratio of Net
                                                                                   Ratio of    Investment
Distributions  Tax Basis                Net Asset                                  Expenses to Income (Loss) to
from           Return of  Total         Value End of              Net Assets End   Average Net Average Net      Portfolio
Equalization   Capital    Distributions Period       Total Return of Period (000s) Assets      Assets           Turnover Rate
-------------  ---------  ------------- ------------ ------------ ---------------- ----------- ---------------- -------------


  $   0.00     $   0.00     $  (4.62)     $  24.04       (7.28)%      $144,001         1.31%*        (0.91)%*           41%
      0.00         0.00        (1.94)        31.33       13.87         200,935         1.31          (0.88)             86
      0.00         0.00        (4.91)        29.35       (8.87)        213,484         1.25*         (0.12)*            69
      0.00         0.00        (7.73)        37.36       18.35         134,859         1.13          (0.32)             91
      0.00         0.00        (0.87)        39.08       39.70         120,830         1.20          (0.40)            102
      0.00        (0.11)       (2.37)        28.87       (6.70)         95,261         1.10          (0.60)             78
      0.00         0.00        (0.26)        33.43       70.40         106,666         1.20          (0.60)            105
      0.00         0.00        (1.68)        19.84       21.60          22,454         1.30          (0.20)             94
      0.00         0.00         0.00         17.95       70.90           1,623         1.40*         (0.50)*           145

      0.00         0.00        (4.62)        21.67       (7.55)        372,652         2.06*         (1.69)*            41
      0.00         0.00        (1.94)        28.86       13.01         500,011         2.06          (1.63)             86
      0.00         0.00        (4.91)        27.38       (9.40)        629,446         1.97*         (0.95)*            69
      0.00         0.00        (7.73)        35.38       17.47         800,250         1.88          (1.07)             91
      0.00         0.00        (0.87)        37.64       38.60         715,191         1.90          (1.10)            102
      0.00        (0.11)       (2.37)        28.04       (7.40)        553,460         1.90          (1.40)             78
      0.00         0.00        (0.26)        32.77       69.10         618,193         2.00          (1.30)            105
      0.00         0.00        (1.68)        19.60       20.80         179,081         2.00          (1.00)             94
      0.00         0.00        (0.37)        17.87       54.40          58,656         2.00          (0.80)            145
      0.00         0.00        (1.71)        11.93      (14.80)         33,472         1.90          (0.10)            106
      0.00         0.00         0.00         15.78       33.30          51,680         1.90          (0.20)            153


  $   0.00     $   0.00     $  (1.75)     $  24.82        2.58%       $ 96,706         1.11%*         0.35%*            62%
      0.00         0.00        (1.77)        26.01       32.39          72,803         1.10           0.27              75
      0.00         0.00         0.00         21.16        9.58           6,534         1.11*          0.59*             87
      0.00         0.00        (1.65)        24.57        2.24          50,845         1.86*         (0.42)*            62
      0.00         0.00        (1.75)        25.75       31.39          40,901         1.85          (0.47)             75
      0.00         0.00         0.00         21.10        9.27           3,022         1.85*         (0.26)*            87

      0.00         0.00        (1.65)        24.59        2.19          80,709         1.86*         (0.42)*            62
      0.00         0.00        (1.73)        25.78       31.40          71,481         1.85          (0.49)             75
      0.00         0.00         0.00         21.10        9.27          13,093         1.86*         (0.23)*            87


  $   0.00     $   0.00     $  (1.08)     $  22.97        0.52%       $110,426         1.10%*         0.09%*            45%
      0.00         0.00        (1.37)        24.00       25.71          57,164         1.11           0.07              66
      0.00         0.00         0.00         20.24       11.58          12,184         1.11*          0.17*             82

      0.00         0.00        (1.07)        22.67        0.20          93,857         1.86*         (0.68)*            45
      0.00         0.00        (1.33)        23.77       24.76          84,535         1.86          (0.68)             66
      0.00         0.00         0.00         20.17       11.19          28,259         1.85*         (0.58)*            82

      0.00         0.00        (1.07)        22.67        0.20         138,504         1.86*         (0.69)*            45
      0.00         0.00        (1.33)        23.77       24.70         140,438         1.86          (0.68)             66
      0.00         0.00         0.00         20.18       11.25          53,686         1.86*         (0.58)*            82



  $   0.00     $   0.00     $  (1.94)     $  14.27        1.41%       $ 15,361         1.11%*         2.48%*            38%
      0.00         0.00        (2.47)        16.04       21.35          12,954         1.11           2.39              45
      0.00         0.00        (0.18)        15.39       11.77           1,756         1.13*          2.85*             45

      0.00         0.00        (1.89)        14.20        0.97          18,417         1.85*          1.71*             38
      0.00         0.00        (2.37)        15.99       20.47          15,178         1.85           1.63              45
      0.00         0.00        (0.16)        15.37       11.45           2,561         1.87*          2.11*             45

      0.00         0.00        (1.89)        14.23        1.02          24,222         1.86*          1.69*             38
      0.00         0.00        (2.36)        16.01       20.51          23,122         1.85           1.60              45
      0.00         0.00        (0.16)        15.37       11.42           6,624         1.87*          2.15*             45


                                                              Prospectus  11

Selected Per Share Data                                 Net Realized/                  Dividends  Dividends in  Distributions
for the Period Ended:    Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
                         Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
                         of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
                         --------------- -------------  -------------- --------------- ---------- ------------- ----------------
Renaissance
 Fund (i)
 Class A
 12/31/98 +                 $  19.10        $ 0.01 (a)      $(0.40)(a)    $  (0.39)     $  0.00     $   0.00        $  (2.33)
 06/30/98                      17.73          0.07 (a)        4.91 (a)        4.98        (0.08)        0.00           (3.53)
 10/01/96-
  06/30/97                     16.08          0.12 (a)        3.90 (a)        4.02        (0.12)        0.00           (2.25)
 09/30/96                      14.14          0.23            2.79            3.02        (0.23)       (0.07)          (0.78)
 09/30/95                      12.50          0.36            1.61            1.97        (0.33)        0.00            0.00
 09/30/94                      12.88          0.34           (0.17)           0.17        (0.33)        0.00           (0.22)
 09/30/93                      10.57          0.33            2.30            2.63        (0.32)        0.00            0.00
 09/30/92                       9.92          0.34            0.71            1.05        (0.40)        0.00            0.00
 02/1/91-
  09/30/91                      8.38          0.28            1.54            1.82        (0.28)        0.00            0.00
 Class B
 12/31/98 +                    19.06         (0.06)(a)        0.43 (a)       (0.49)        0.00         0.00           (2.33)
 06/30/98                      17.77         (0.07)(a)        4.91 (a)        4.84        (0.02)        0.00           (3.53)
 10/01/96-
  06/30/97                     16.12          0.03 (a)        3.92 (a)        3.95        (0.05)        0.00           (2.25)
 09/30/96                      14.13          0.09            2.83            2.92        (0.11)       (0.04)          (0.78)
 05/22/95-
  09/30/95                     12.55          0.11            1.55            1.66        (0.08)        0.00            0.00
 Class C
 12/31/98 +                    18.96         (0.06)(a)       (0.40)(a)       (0.46)        0.00         0.00           (2.33)
 06/30/98                      17.69         (0.07)(a)        4.88 (a)        4.81        (0.01)        0.00           (3.53)
 10/01/96-
  06/30/97                     16.05          0.03 (a)        3.90 (a)        3.93        (0.04)        0.00           (2.25)
 09/30/96                      14.09          0.12            2.78            2.90        (0.13)       (0.03)          (0.78)
 09/30/95                      12.47          0.27            1.59            1.86        (0.24)        0.00            0.00
 09/30/94                      12.85          0.24           (0.16)           0.08        (0.24)        0.00           (0.22)
 09/30/93                      10.56          0.25            2.29            2.54        (0.25)        0.00            0.00
 09/30/92                       9.91          0.29            0.68            0.97        (0.32)        0.00            0.00
 09/30/91                       8.16          0.36            1.75            2.11        (0.36)        0.00            0.00
 09/30/90                      11.17          0.49           (2.32)          (1.83)       (0.49)        0.00           (0.69)
 09/30/89                      10.05          0.55            1.19            1.74        (0.62)        0.00            0.00
Selected Per Share Data  Distributions
for the Period Ended:    in Excess of
                         Net Realized
                         Capital Gains
                         -------------
Renaissance
 Fund (i)
 Class A
 12/31/98 +                $   0.00
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 09/30/93                      0.00
 09/30/92                      0.00
 02/1/91-
  09/30/91                     0.00
 Class B
 12/31/98 +                    0.00
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 05/22/95-
  09/30/95                     0.00
 Class C
 12/31/98 +                    0.00
 06/30/98                      0.00
 10/01/96-
  06/30/97                     0.00
 09/30/96                      0.00
 09/30/95                      0.00
 09/30/94                      0.00
 09/30/93                      0.00
 09/30/92                      0.00
 09/30/91                      0.00
 09/30/90                      0.00
 09/30/89                      0.00

Value Fund
 Class A
 12/31/98 +                 $  15.64        $ 0.10 (a)      $ 0.07 (a)    $   0.17      $ (0.10)    $   0.00        $  (1.72)
 06/30/98                      14.80          0.19 (a)        2.46 (a)        2.65        (0.18)        0.00           (1.63)
 01/13/97-
  06/30/97                     13.17          0.47            1.26            1.73        (0.10)        0.00            0.00
 Class B
 12/31/98 +                    15.63          0.05 (a)        0.06 (a)        0.11        (0.05)        0.00           (1.72)
 06/30/98                      14.80          0.07 (a)        2.46 (a)        2.53        (0.07)        0.00           (1.63)
 01/13/97-
  06/30/97                     13.16          0.44            1.26            1.70        (0.06)        0.00            0.00
 Class C
 12/31/98 +                    15.63          0.05 (a)        0.06 (a)        0.11        (0.05)        0.00           (1.72)
 06/30/98                      14.80          0.07 (a)        2.46 (a)        2.53        (0.07)        0.00           (1.63)
 01/13/97-
  06/30/97                     13.15          0.43            1.28            1.71        (0.06)        0.00            0.00
Value Fund
 Class A
 12/31/98 +                $   0.00
 06/30/98                      0.00
 01/13/97-
  06/30/97                     0.00
 Class B
 12/31/98 +                    0.00
 06/30/98                      0.00
 01/13/97-
  06/30/97                     0.00
 Class C
 12/31/98 +                    0.00
 06/30/98                      0.00
 01/13/97-
  06/30/97                     0.00

Value 25 Fund
 Class A
 07/10/98-
  12/31/98 +                $  10.00        $ 0.12 (a)      $(1.64)(a)    $  (1.52)     $  0.00     $   0.00        $   0.00
 Class B
 07/10/98-
  12/31/98 +                   10.00          0.09 (a)       (1.62)(a)       (1.53)        0.00         0.00            0.00
 Class C
 07/10/98-
  12/31/98 +                   10.00          0.08 (a)       (1.59)(a)       (1.51)        0.00         0.00            0.00
Value 25 Fund
 Class A
 07/10/98-
  12/31/98 +               $   0.00
 Class B
 07/10/98-
  12/31/98 +                   0.00
 Class C
 07/10/98-
  12/31/98 +                   0.00

Small-Cap
 Value Fund
 Class A
 12/31/98 +                 $  17.58        $ 0.12 (a)      $(1.82)(a)    $  (1.70)     $ (0.17)    $   0.00        $  (0.45)
 6/30/98                       15.75          0.23 (a)        2.49 (a)        2.72        (0.13)        0.00           (0.76)
 01/20/97-
  06/30/97                     14.02          0.10            1.63            1.73         0.00         0.00            0.00
 Class B
 12/31/98 +                    17.43          0.06 (a)        1.80 (a)        1.74        (0.06)        0.00           (0.45)
 06/30/98                      15.71          0.09 (a)        2.48 (a)        2.57        (0.09)        0.00           (0.76)
 01/20/97-
  06/30/97                     14.02          0.08            1.61            1.69         0.00         0.00            0.00
Small-Cap
 Value Fund
 Class A
 12/31/98 +                $   0.00
 6/30/98                       0.00
 01/20/97-
  06/30/97                     0.00
 Class B
 12/31/98 +                    0.00
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00

+ Unaudited
*Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.

 (i) Formerly, the PIMCO Advisors Equity Income Fund. The information provided reflects results of operations under the Fund's former investment objective and policies through January 31, 1992; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect.

12  PIMCO Funds: Multi-Manager Series

                                                                                              Ratio of Net
                                                                                  Ratio of    Investment
Distributions  Tax Basis               Net Asset                                  Expenses to Income (Loss) to
from           Return of Total         Value End of              Net Assets End   Average Net Average Net      Portfolio
Equalization   Capital   Distributions Period       Total Return of Period (000s) Assets      Assets           Turnover Rate
-------------  --------- ------------- ------------ ------------ ---------------- ----------- ---------------- -------------
  $   0.00     $   0.00    $  (2.33)     $  16.38       (1.10)%      $ 85,787         1.26%*         0.10%*           104%
      0.00         0.00       (3.61)        19.10       30.98          85,562         1.26           0.35             192
      0.00         0.00       (2.37)        17.73       27.53          33,606         1.23*          0.95*            131
      0.00         0.00       (1.08)        16.08       22.37          20,631         1.25           1.60             203
      0.00         0.00       (0.33)        14.14       16.10          12,933         1.30           2.90             177
      0.00         0.00       (0.55)        12.50        1.40          14,942         1.30           2.70             175
      0.00         0.00       (0.32)        12.88       25.30           6,328         1.30           2.90             168
      0.00         0.00       (0.40)        10.57       10.70           2,593         1.40           3.30             149
      0.00         0.00       (0.28)         9.92       34.80              15         1.60*          4.40*            143

      0.00         0.00       (2.33)        16.24       (1.66)        116,449         2.01*         (0.64)*           104
      0.00         0.00       (3.55)        19.06       29.99         100,688         2.01          (0.39)            192
      0.00         0.00       (2.30)        17.77       26.88          37,253         1.97*          0.20*            131
      0.00         0.00       (0.93)        16.12       21.54          15,693         2.00           0.85             203
      0.00         0.00       (0.08)        14.13       13.30           1,760         2.10*          2.20*            177

      0.00         0.00       (2.33)        16.17       (1.48)        432,876         2.01*         (0.67)*           104
      0.00         0.00       (3.54)        18.96       29.98         469,797         2.01          (0.37)            192
      0.00         0.00       (2.29)        17.69       26.86         313,226         1.97*          0.21*            131
      0.00         0.00       (0.94)        16.05       21.52         230,058         2.00           0.85             203
      0.00         0.00       (0.24)        14.09       15.20         174,316         2.10           2.10             177
      0.00         0.00       (0.46)        12.47        0.70         178,892         2.00           2.00             175
      0.00         0.00       (0.25)        12.85       24.40          94,247         2.10           2.20             168
      0.00         0.00       (0.32)        10.56        9.90          45,101         2.10           2.70             149
      0.00         0.00       (0.36)         9.91       26.50          22,651         2.20           4.20             143
      0.00         0.00       (1.18)         8.16      (18.00)         25,758         2.00           5.10              70
      0.00         0.00       (0.62)        11.17       17.90          45,168         1.90           5.20              85



  $   0.00     $   0.00    $  (1.82)     $  13.99        1.56 %      $ 19,868         1.11%*         1.39 %*           47%
      0.00         0.00       (1.81)        15.64       18.86          21,742         1.11           1.19              77
      0.00         0.00       (0.10)        14.80       13.19          15,648         1.11*          1.71*             71

      0.00         0.00       (1.77)        13.97        1.17          34,705         1.86*          0.69*             47
      0.00         0.00       (1.70)        15.63       17.98          35,716         1.86           0.45              77
      0.00         0.00       (0.06)        14.80       12.93          25,433         1.86*          0.96*             71

      0.00         0.00       (1.77)        13.97        1.16          82,845         1.86*          0.68*             47
      0.00         0.00       (1.70)        15.63       17.98          88,235         1.86           0.45              77
      0.00         0.00       (0.06)        14.80       13.02          64,110         1.86*          0.97*             71



  $   0.00     $   0.00    $   0.00      $   8.48      (14.68)%      $    500         1.15%*         2.95 %*           35%

      0.00         0.00        0.00          8.47      (14.98)            701         1.90           2.17              35

      0.00         0.00        0.00          8.49      (14.91)            649         1.90           1.98              35

  $   0.00     $   0.00    $  (0.62)     $  15.26       (9.48)%      $ 94,203         1.26%*         1.59 %*           24%
      0.00         0.00       (0.89)        17.58       17.33          75,070         1.25           1.27              41
      0.00         0.00        0.00         15.75       12.34           6,563         1.30*          1.94*             48

      0.00         0.00       (0.51)        15.18       (9.85)        107,758         2.01*          0.80*             24
      0.00         0.00       (0.85)        17.43       16.40         110,833         2.00           0.53              41
      0.00         0.00        0.00         15.71       12.05          11,077         2.04*          1.23*             48


                                                               Prospectus 13

Selected Per Share Data                                 Net Realized/                  Dividends  Dividends in  Distributions
for the Period Ended:    Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
                         Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
                         of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
                         --------------- -------------  -------------- --------------- ---------- ------------- ----------------
Small-Cap Value
 Fund (Cont.)
 Class C
 12/31/98 +                 $  17.44        $ 0.06 (a)      $(1.81)(a)    $  (1.75)     $ (0.04)    $   0.00        $  (0.45)
 06/30/98                      15.71          0.09 (a)        2.49 (a)        2.58        (0.09)        0.00           (0.76)
 01/20/97-
  06/30/97                     14.02          0.08            1.61            1.69         0.00         0.00            0.00
Selected Per Share Data  Distributions
for the Period Ended:    in Excess of
                         Net Realized
                         Capital Gains
                         -------------
Small-Cap Value
 Fund (Cont.)
 Class C
 12/31/98 +                $   0.00
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00

Tax-Efficient
 Equity Fund
 Class A
 09/30/98-
  12/31/98 +                $  10.00        $ 0.01 (a)      $ 0.52 (a)    $   0.53      $  0.00     $   0.00        $   0.00
 Class B
 09/30/98-
  12/31/98 +                   10.00         (0.02)(a)        0.51 (a)        0.49         0.00         0.00            0.00
 Class C
 09/30/98-
  12/31/98 +                   10.00         (0.02)(a)        0.51 (a)        0.49         0.00         0.00            0.00
Tax-Efficient
 Equity Fund
 Class A
 09/30/98-
  12/31/98 +               $   0.00
 Class B
 09/30/98-
  12/31/98 +                   0.00
 Class C
 09/30/98-
  12/31/98 +                   0.00

International
 Fund (ii)
 Class A
 12/31/98 +                 $  14.33        $(0.04)(a)      $ 1.27 (a)    $  (1.31)     $  0.00     $   0.00        $  (1.15)
 06/30/98                      14.26          0.06 (a)        1.13 (a)        1.19         0.00         0.00           (0.82)
 10/01/96-
  06/30/97                     13.03          0.29            1.33            1.62         0.00         0.00           (0.39)
 9/30/96                       12.19          0.07            0.77            0.84         0.00         0.00            0.00
 9/30/95                       12.92          0.07           (0.56)          (0.49)        0.00         0.00           (0.24)
 9/30/94                       12.17          0.04            0.94            0.98         0.00         0.00           (0.23)
 9/30/93                       10.04          0.07            2.80            2.87         0.00         0.00           (0.74)
 9/30/92                       10.54          0.05           (0.37)          (0.32)        0.00         0.00           (0.18)
 2/1/91-9/30/91                 9.48          0.02            1.04            1.06         0.00         0.00            0.00
 Class B
 12/31/98 +                    13.46         (0.09)(a)       (1.22)(a)       (1.31)        0.00         0.00           (1.15)
 06/30/98                      13.56         (0.05)(a)        1.07 (a)        1.02         0.00         0.00           (0.82)
 10/01/96-
  06/30/97                     12.48          0.16            1.31            1.47         0.00         0.00           (0.39)
 9/30/96                       11.75          0.00 (a)        0.73 (a)        0.73         0.00         0.00            0.00
 5/22/95-
  9/30/95                      11.30          0.00            0.45            0.45         0.00         0.00            0.00
 Class C
 12/31/98 +                    13.45         (0.09)(a)       (1.22)(a)       (1.31)        0.00         0.00           (1.15)
 06/30/98                      13.55         (0.06)(a)        1.08 (a)        1.02         0.00         0.00           (0.82)
 10/01/96-
  06/30/97                     12.47          0.18            1.29            1.47         0.00         0.00           (0.39)
 9/30/96                       11.75         (0.05)           0.77            0.72         0.00         0.00            0.00
 9/30/95                       12.56         (0.02)          (0.55)          (0.57)        0.00         0.00           (0.24)
 9/30/94                       11.92         (0.06)           0.93            0.87         0.00         0.00           (0.23)
 9/30/93                        9.92         (0.01)           2.75            2.74         0.00         0.00           (0.74)
 9/30/92                       10.49         (0.06)          (0.33)          (0.39)        0.00         0.00           (0.18)
 9/30/91                       10.04         (0.08)           1.76            1.68         0.00         0.00           (1.23)
 9/30/90                       13.33         (0.10)          (2.02)          (2.12)        0.00         0.00           (1.17)
 9/30/89                       10.07         (0.18)           3.44            3.26         0.00         0.00            0.00
International
 Fund (ii)
 Class A
 12/31/98 +                $   0.00
 06/30/98                     (0.30)
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 2/1/91-9/30/91                0.00
 Class B
 12/31/98 +                   (0.00)
 06/30/98                     (0.30)
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/22/95-
  9/30/95                      0.00
 Class C
 12/31/98 +                    0.00
 06/30/98                     (0.30)
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 9/30/89                       0.00

Innovation Fund
 Class A
 12/31/98 +                 $  24.28        $(0.12)(a)      $ 7.48 (a)    $   7.36      $  0.00     $   0.00        $  (1.08)
 06/30/98                      17.43         (0.19)(a)        8.21 (a)        8.02         0.00         0.00           (0.99)
 10/01/96-
  06/30/97                     17.26          0.07            0.36            0.43         0.00         0.00           (0.26)
 9/30/96                       14.74         (0.07)           2.94            2.87         0.00         0.00           (0.35)
 12/22/94-
  9/30/95                      10.00         (0.06)(b)        4.80            4.74         0.00         0.00            0.00
 Class B
 012/31/98 +                   23.60         (0.20)(a)        7.23 (a)        7.03         0.00         0.00           (1.08)
 06/30/98                      17.10         (0.33)(a)        8.00 (a)        7.67         0.00         0.00           (0.99)
 10/01/96-
  06/30/97                     17.04         (0.03)           0.35            0.32         0.00         0.00           (0.26)
 9/30/96                       14.66         (0.11)           2.84            2.73         0.00         0.00           (0.35)
 5/22/95-
  9/30/95                      11.81         (0.08)           2.93            2.85         0.00         0.00            0.00
Innovation Fund
 Class A
 12/31/98 +                $  (0.18)
 06/30/98                     (0.18)
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 12/22/94-
  9/30/95                      0.00
 Class B
 012/31/98 +                  (0.18)
 06/30/98                     (0.18)
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 5/22/95-
  9/30/95                      0.00

+Unaudited
*Annualized
 (a) Per share amounts based upon average number of shares outstanding during the period.

 (b) Reflecting voluntary waiver of investment advisory fee of $4,666 (0.00 per share) by the Adviser.



 (ii) The information provided for the International Fund reflects results of operations under the Fund's former investment objective and policies through August 31, 1992; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect. On November 15, 1994, Blairlogie became the Sub-Adviser of the Fund.

14  PIMCO Funds: Multi-Manager Series

                                                                                              Ratio of Net
                                                                                  Ratio of    Investment
Distributions  Tax Basis               Net Asset                                  Expenses to Income (Loss) to
from           Return of Total         Value End of              Net Assets End   Average Net Average Net      Portfolio
Equalization   Capital   Distributions Period       Total Return of Period (000s) Assets      Assets           Turnover Rate
-------------  --------- ------------- ------------ ------------ ---------------- ----------- ---------------- -------------


  $   0.00     $   0.00    $  (0.49)     $  15.20       (9.89)%      $119,567         2.01%*         0.80%*           24%
      0.00         0.00       (0.85)        17.44       16.42         130,466         2.00           0.52              41
      0.00         0.00        0.00         15.71       12.05          20,637         2.05*          1.13*             48



      0.00         0.00        0.00         10.53        5.32           3,612         1.11*          0.32               8
      0.00         0.00        0.00         10.49        4.90           2,728         1.86          (0.35)              8
      0.00         0.00        0.00         10.49        4.90           5,733         1.86          (0.41)              8


  $   0.00     $   0.00    $  (1.15)     $  11.87       (8.76)%      $  8,659         1.62%*        (0.65)%*           17%
      0.00         0.00       (1.12)        14.33        9.95          12,510         1.48           0.41              60
      0.00         0.00       (0.39)        14.26       12.82          18,287         1.51*          0.58*             59
      0.00         0.00        0.00         13.03        6.89          20,056         1.41           0.49             110
      0.00         0.00       (0.24)        12.19       (3.70)         17,951         1.50           0.60             170
      0.00         0.00       (0.23)        12.92        8.20          23,289         1.40           0.30              55
      0.00         0.00       (0.74)        12.17       30.40          11,992         1.40           0.60              68
      0.00         0.00       (0.18)        10.04       (3.10)            471         1.90           0.50             160
      0.00         0.00        0.00         10.54       17.30              22         1.90*          0.70*            107

      0.00         0.00       (1.15)        11.00       (9.35)          8,393         2.34*         (1.47)*            17
      0.00         0.00       (1.12)        13.46        9.17           8,956         2.22          (0.37)             60
      0.00         0.00       (0.39)        13.56       12.17           8,676         2.26*          0.18*             59
      0.00         0.00        0.00         12.48        6.21           5,893         2.16          (0.26)            110
      0.00         0.00        0.00         11.75        4.00             503         2.30*         (0.10)*           170

  $   0.00     $   0.00    $  (1.15)     $  10.99       (9.36)%      $110,172         2.34%*        (1.45)%*           17%
      0.00         0.00       (1.12)        13.45        9.18         132,986         2.22          (0.43)             60
      0.00         0.00       (0.39)        13.55       12.18         168,446         2.25*         (0.25)*            59
      0.00         0.00        0.00         12.47        6.13         203,544         2.16          (0.26)            110
      0.00         0.00       (0.24)        11.75       (4.50)        215,349         2.20          (0.20)            170
      0.00         0.00       (0.23)        12.56        7.40         294,492         2.20          (0.50)             55
      0.00         0.00       (0.74)        11.92       29.40         147,194         2.20          (0.10)             68
      0.00         0.00       (0.18)         9.92       (3.80)         28,299         2.60          (0.60)            160
      0.00         0.00       (1.23)        10.49       18.30          33,594         2.60          (0.20)            107
      0.00         0.00       (1.17)        10.04      (17.40)         36,282         2.30          (0.30)             93
      0.00         0.00        0.00         13.33       32.40          56,150         2.30          (0.70)             84



  $   0.00     $   0.00    $  (1.26)     $  30.38       30.86 %      $140,497         1.31%*        (0.93)%*           60%
      0.00         0.00       (1.17)        24.28       48.10          85,800         1.31          (0.94)            100
      0.00         0.00       (0.26)        17.43        2.41          56,215         1.28*         (0.68)*            80
      0.00         0.00       (0.35)        17.26       19.86          50,067         1.31          (0.61)            123
      0.00         0.00        0.00         14.74       47.40          28,239         1.40*         (0.60)*            86

      0.00         0.00       (1.26)        29.37       30.35         147,112         2.05*         (1.69)*            60
      0.00         0.00       (1.17)        23.60       46.95          81,130         2.06          (1.69)            100
      0.00         0.00       (0.26)        17.10        1.79          51,472         2.03*         (1.43)*            80
      0.00         0.00       (0.35)        17.04       18.99          33,778         2.06          (1.36)            123
      0.00         0.00        0.00         14.66       24.10           6,509         2.30*         (1.70)*            86



                                                              Prospectus  15

Selected Per Share Data                                 Net Realized/                  Dividends  Dividends in  Distributions
for the Period Ended:    Net Asset Value Net            Unrealized     Total Income    From Net   Excess of Net From Net
                         Beginning       Investment     Gain (Loss) on From Investment Investment Investment    Realized Capital
                         of Period       Income (Loss)  Investments    Operations      Income     Income        Gains
                         --------------- -------------  -------------- --------------- ---------- ------------- ----------------
Innovation Fund
 (Cont.)
 Class C
 12/31/98 +                 $  23.59        $(0.20)(a)      $ 7.24 (a)    $   7.04      $  0.00     $   0.00        $  (1.08)
 06/30/98                      17.09         (0.33)(a)        8.00 (a)        7.67         0.00         0.00           (0.99)
 10/01/96-
  06/30/97                     17.04         (0.02)           0.33            0.31         0.00         0.00           (0.26)
 9/30/96                       14.65         (0.15)           2.89            2.74         0.00         0.00           (0.35)
 12/22/94-
  9/30/95                      10.00         (0.13)(b)        4.78            4.65         0.00         0.00            0.00
Selected Per Share Data  Distributions
for the Period Ended:    in Excess of
                         Net Realized
                         Capital Gains
                         -------------
Innovation Fund
 (Cont.)
 Class C
 12/31/98 +                $  (0.18)
 06/30/98                     (0.18)
 10/01/96-
  06/30/97                     0.00
 9/30/96                       0.00
 12/22/94-
  9/30/95                      0.00

Precious Metals
 Fund (iii)
 Class A
 12/31/98 +                 $   5.33        $ 0.10 (a)      $(0.01)(a)    $   0.09      $ (0.11)    $   0.00        $   0.00
 06/30/98                       8.83          0.04 (a)       (3.54)(a)       (3.50)        0.00         0.00            0.00
 10/01/96-
  06/30/97                     12.12          0.17           (3.29)          (3.12)        0.00         0.00            0.00
 9/30/96                       12.33          0.03           (0.24)          (0.21)        0.00         0.00            0.00
 9/30/95                       14.14          0.07           (1.88)          (1.81)        0.00         0.00            0.00
 9/30/94                       10.32          0.08            3.74            3.82         0.00         0.00            0.00
 9/30/93                        7.54          0.06            2.72            2.78         0.00         0.00            0.00
 9/30/92                        7.51         (0.01)           0.04            0.03         0.00         0.00            0.00
 2/1/91-9/30/91                 7.19         (0.07)           0.39            0.32         0.00         0.00            0.00
 Class B
 12/31/98 +                     5.01          0.09 (a)       (0.02)(a)        0.07        (0.12)        0.00            0.00
 06/30/98                       8.42         (0.01)(a)       (3.40)(a)       (3.41)        0.00         0.00            0.00
 10/01/96-
  06/30/97                     11.62          0.00           (3.03)          (3.03)        0.00         0.00            0.00
 9/30/96                       11.90         (0.03)          (0.25)          (0.28)        0.00         0.00            0.00
 6/15/95-
  9/30/95                      11.61         (0.01)           0.30            0.29         0.00         0.00            0.00
 Class C
 12/31/98 +                     5.00          0.09 (a)       (0.02)(a)        0.07        (0.14)        0.00            0.00
 06/30/98                       8.43          0.00 (a)       (3.43)(a)       (3.43)        0.00         0.00            0.00
 10/01/96-
  06/30/97                     11.62         (0.03)          (2.99)          (3.02)        0.00         0.00            0.00
 9/30/96                       11.90         (0.07)          (0.21)          (0.28)        0.00         0.00            0.00
 9/30/95                       13.75         (0.02)          (1.83)          (1.85)        0.00         0.00            0.00
 9/30/94                       10.11         (0.02)           3.66            3.64         0.00         0.00            0.00
 9/30/93                        7.44         (0.02)           2.69            2.67         0.00         0.00            0.00
 9/30/92                        7.46         (0.06)           0.04           (0.02)        0.00         0.00            0.00
 9/30/91                        9.40         (0.05)          (1.89)          (1.94)        0.00         0.00            0.00
 9/30/90                        9.86         (0.05)          (0.41)          (0.46)        0.00         0.00            0.00
 10/10/88-
  9/30/89                      10.00         (0.05)          (0.08)          (0.13)       (0.01)        0.00            0.00
Precious Metals
 Fund (iii)
 Class A
 12/31/98 +                $   0.00
 06/30/98                      0.00
 10/01/96-
  06/30/97                    (0.17)
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 2/1/91-9/30/91                0.00
 Class B
 12/31/98 +                    0.00
 06/30/98                      0.00
 10/01/96-
  06/30/97                    (0.17)
 9/30/96                       0.00
 6/15/95-
  9/30/95                      0.00
 Class C
 12/31/98 +                    0.00
 06/30/98                      0.00
 10/01/96-
  06/30/97                    (0.17)
 9/30/96                       0.00
 9/30/95                       0.00
 9/30/94                       0.00
 9/30/93                       0.00
 9/30/92                       0.00
 9/30/91                       0.00
 9/30/90                       0.00
 10/10/88-
  9/30/89                      0.00

Balanced Fund
 Class A
 12/31/98 +                 $  12.11        $ 0.15 (a)      $ 0.14 (a)    $   0.29      $ (0.14)    $   0.00        $  (1.64)
 06/30/98                      11.40          0.29 (a)        1.81 (a)        2.10        (0.30)        0.00           (1.09)
 01/20/97-
  06/30/97                     10.77          0.21            0.58            0.79        (0.16)        0.00            0.00
 Class B
 12/31/98 +                    12.07          0.10 (a)        0.14 (a)        0.24        (0.12)        0.00           (1.64)
 06/30/98                      11.39          0.20 (a)        1.82 (a)        2.02        (0.25)        0.00           (1.09)
 01/20/97-
  06/30/97                     10.77          0.19            0.58            0.77        (0.15)        0.00            0.00
 Class C
 12/31/98 +                    12.07          0.10 (a)        0.15 (a)        0.25        (0.12)        0.00           (1.64)
 06/30/98                      11.39          0.20 (a)        1.82 (a)        2.02        (0.25)        0.00           (1.09)
 01/20/97-
  06/30/97                     10.77          0.18            0.58            0.76        (0.14)        0.00            0.00
Balanced Fund
 Class A
 12/31/98 +                $   0.00
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00
 Class B
 12/31/98 +                    0.00
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00
 Class C
 12/31/98 +                    0.00
 06/30/98                      0.00
 01/20/97-
  06/30/97                     0.00

+ Unaudited

*Annualized

 (a) Per share amounts based upon average number of shares outstanding during the period.

 (b) Reflects voluntary waiver of investment advisory fee of $4,666 (0.00 per share) by the Adviser.

 (c) Ratio of expenses to average net assets excluding overdraft expense is 1.26%.

 (d) Ratio of expenses to average net assets excluding overdraft expense is 2.06%.

 (e) Ratio of expenses to average net assets excluding overdraft expense is 2.06%.

 (iii) The information provided for the Precious Metals Fund reflects results of operations under the Fund's former investment objective and policies through November 14, 1994; such results would not necessarily have been achieved had the Fund's current objective and policies then been in effect.

16  PIMCO Funds: Multi-Manager Series

                                                                                                 Ratio of Net
                                                                                  Ratio of       Investment
Distributions  Tax Basis               Net Asset                                  Expenses to    Income to
from           Return of Total         Value End of              Net Assets End   Average Net    Average Net  Portfolio
Equalization   Capital   Distributions Period       Total Return of Period (000s) Assets         Assets       Turnover Rate
-------------  --------- ------------- ------------ ------------ ---------------- -----------    ------------ -------------


  $   0.00     $   0.00    $  (1.26)     $  29.37       30.41%       $331,705         2.06%*         (1.69)%*         60%
      0.00         0.00       (1.17)        23.59       46.97         219,258         2.06           (1.69)          100
      0.00         0.00       (0.26)        17.09        1.73         162,889         2.03*          (1.43)*          80
      0.00         0.00       (0.35)        17.04       19.08         137,752         2.06           (1.36)          123
      0.00         0.00        0.00         14.65       46.50          63,952         2.20*          (1.40)*          86


  $   0.00     $   0.00    $  (0.11)     $   5.31        1.80 %      $  3,576         1.45%*(c)       3.77 %*         35%
      0.00         0.00        0.00          5.33      (39.64)          4,709         1.31(c)         0.70            56
      0.00         0.00       (0.17)         8.83      (26.05)          4,016         1.37*           0.33*           46
      0.00         0.00        0.00         12.12       (1.70)          6,245         1.32            0.19            35
      0.00         0.00        0.00         12.33      (12.80)          7,670         1.40            0.60             9
      0.00         0.00        0.00         14.14       37.00          11,229         1.30            0.60            11
      0.00         0.00        0.00         10.32       36.90           3,425         1.40            0.60            10
      0.00         0.00        0.00          7.54        0.40             668         1.90           (0.10)           30
      0.00         0.00        0.00          7.51        6.80             514         2.10*          (1.40)*          19

      0.00         0.00       (0.12)         4.96        1.50           3,974         2.13*(d)        3.33*           35
      0.00         0.00        0.00          5.01      (40.50)          3,889         2.11 (d)       (0.07)           56
      0.00         0.00       (0.17)         8.42      (26.40)          4,248         2.13*          (0.33)*          46
      0.00         0.00        0.00         11.62       (2.35)          2,218         2.07           (0.56)           35
      0.00         0.00        0.00         11.90        2.50             251         2.20*          (0.20)*           9

      0.00         0.00       (0.14)         4.93        1.50          15,167         2.15*(e)        3.50*           35
      0.00         0.00        0.00          5.00      (40.69)         16,943         2.11 (e)       (0.07)           56
      0.00         0.00       (0.17)         8.43      (26.31)         25,113         2.15*          (0.41)*          46
      0.00         0.00        0.00         11.62       (2.35)         37,609         2.07           (0.56)           35
      0.00         0.00        0.00         11.90      (13.50)         42,341         2.20           (0.20)            9
      0.00         0.00        0.00         13.75       36.00          62,825         2.10           (0.20)           11
      0.00         0.00        0.00         10.11       35.90          23,884         2.20           (0.20)           10
      0.00         0.00        0.00          7.44       (0.30)          6,633         2.60           (0.80)           30
      0.00         0.00        0.00          7.46      (20.60)          6,995         2.40           (0.80)           19
      0.00         0.00        0.00          9.40       (4.70)          9,918         2.40           (0.80)           23
      0.00         0.00       (0.01)         9.86       (1.30)          6,630         2.50           (0.60)            9



  $   0.00     $   0.00    $  (1.78)     $  10.62        2.93%       $  9,161         1.11%*          2.57%*         100%
      0.00         0.00       (1.39)        12.11       19.40           9,586         1.12            2.47           186
      0.00         0.00       (0.16)        11.40        7.42             366         1.15*           3.01*          199

      0.00         0.00       (1.76)        10.55        2.48          11,901         1.85*           1.82*          100
      0.00         0.00       (1.34)        12.07       18.59           8,977         1.86            1.71           186
      0.00         0.00       (0.15)        11.39        7.15           1,124         1.90*           2.28*          199

      0.00         0.00       (1.76)        10.56        2.59          11,763         1.86*           1.83*          100
      0.00         0.00       (1.34)        12.07       18.59           8,469         1.86            1.71           186
      0.00         0.00       (0.14)        11.39        7.12             921         1.90*           2.26*          199



                                                              Prospectus  17

            Investment Objectives and Policies


            The investment objective and general investment policies of each Fund are described below. There can be no assurance that the in-vestment objective of any Fund will be achieved. Because the mar-ket value of each Fund's investments will change, the net asset value per share of each Fund will also vary. Specific portfolio securities eligible for purchase by the Funds, investment tech-niques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully un-der "Characteristics and Risks of Securities and Investment Tech-niques" in this Prospectus and "Investment Objectives and Poli-cies" in the Statement of Additional Information. For information on other investment policies of the Growth, Target, Opportunity, Capital Appreciation, Mid-Cap Growth, Equity Income, Renaissance, Value, Value 25, Small-Cap Value, Tax-Efficient Equity, Interna-tional, Innovation and Precious Metals Funds (together, the "Stock Funds"), see "Investment Objectives and Policies--Stock Funds" be-low. This information is also relevant to an investment in the Balanced Fund because the Common Stock Segment (as described below under "Balanced Fund") of that Fund is managed in accordance with the investment policies of the Capital Appreciation and Value Funds. For information regarding the average portfolio duration of the Fixed Income Securities Segment (as described below under "Balanced Fund") of the Balanced Fund, see "Balanced Fund-- Duration" below.


Fund
DescriptionsGrowth Fund seeks long-term growth of capital. Income is an inci-
            dental consideration. The Fund invests primarily in common stocks of companies with market capitalizations of at least $5 billion at the time of investment. The Fund may invest a portion of its as-sets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of invest-ment. Investing in the securities of foreign issuers involves spe-cial risks and considerations not typically associated with in-vesting in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Tech-niques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign cur-rency contracts. The Portfolio Manager for the Growth Fund is Ken-neth W. Corba of PIMCO Equity Advisors.

            Target Fund seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of companies with market capitalizations of between $1 billion and $10 billion at the time of investment. The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Target Fund is Kenneth W. Corba of PIMCO Equity Advisors.

            Opportunity Fund seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of companies with market capitalizations of less than $2 billion at the time of investment. The Fund is intended for aggressive in-vestors seeking above-average gains and willing to accept the greater risks associated therewith.

               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-
            ties and securi     -

18  PIMCO Funds: Multi-Manager Series
            ties indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Opportunity Fund is Michael F. Gaffney of PIMCO Equity Advisors.

            Capital Appreciation Fund seeks growth of capital. The Fund in-vests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $1 billion at the time of in-vestment. The Fund usually invests in approximately 60 to 100 com-mon stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen and (v) an earnings surprise screen. The Sub-Adviser believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valua-tions. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor rela-tive price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Managers for the Capital Appre-ciation Fund are David B. Breed, William B. Bannick, Katherine A. Burdon and Peter B. McManus of PIMCO Advisors' subsidiary Cadence.

            Mid-Cap Growth Fund seeks growth of capital. The Fund invests primarily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of investment, excluding the 200 companies with the highest market capitalization. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen and (v) an earnings surprise screen. The Sub-Adviser believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Managers for the Mid-Cap Growth Fund are David B. Breed, William B. Bannick, Katherine A. Burdon and Peter B. McManus of PIMCO Advisors' subsidiary Cadence.

            Equity Income Fund seeks current income as a primary investment objective, and long-term growth of capital as a secondary objec-tive. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Sub-Adviser classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capi-talization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Al-though quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. The Portfolio Managers for the Equity Income Fund are Chris Najork and Benjamin Fischer of PIMCO Advisors' sub-sidiary NFJ.



                                                             Prospectus  19

            Renaissance Fund seeks long-term growth of capital and income. The Fund invests primarily in common stocks having below-average valu-ations whose issuers are experiencing improvements in their busi-ness fundamentals. Relative valuation is determined using a multi-factor approach that examines characteristics such as price to book, price to earnings and price to cash flow ratios. Stocks which pass the valuation screen are further analyzed to identify the key drivers of financial results and catalysts for change which indicate that a company may demonstrate improving fundamen-tals in the future. Stocks which appear likely to exceed consensus expectations are candidates for addition to the Fund's portfolio. Stocks are sold from the Fund's portfolio when the Sub-Adviser be-lieves that their ability to exceed investor expectations has di-minished or when their valuations have become excessive.

               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. securities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. Currently, the Portfolio Manager for the Renaissance Fund is Clifford G. Fox of PIMCO Advisors' subsidiary Columbus Circle. On or about May 7, 1999, PIMCO Equity Advisors will assume full portfolio management responsibility for the Renaissance Fund. John K. Schneider of PIMCO Equity Advisors is expected to become the Portfolio Manager of the Fund at that time. See "Management of the Trust--Sub-Advis-ers--Columbus Circle."

            Value Fund seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry groups. In selecting securities, the Sub-Adviser classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capi-talization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momen-tum screens. The stocks in each industry with the lowest P/E ra-tios that pass the quality and price momentum screens are then se-lected for the Fund. The Fund usually invests in approximately 50 stocks, although the Fund may reduce its holdings below this num-ber (normally not below 30 stocks) if the Sub-Adviser believes that this would help the Fund to achieve its investment objective. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holdings. The Portfolio Managers for the Value Fund are Chris Najork, Benjamin Fischer and Paul A. Magnuson of PIMCO Advisors' subsidiary NFJ.


            Value 25 Fund seeks long-term growth of capital and income. The Fund invests primarily in a portfolio of approximately 25 common stocks of companies with medium market capitalizations and below-average P/E ratios relative to their industry groups. In selecting securities, the Sub-Adviser classifies a universe of more than 2,000 stocks by industry, each of which has a minimum market capi-talization of $200 million. The universe is then screened to find stocks with the lowest P/E ratios in each industry, subject to ap-plication of quality, earnings momentum and price momentum screens. Those stocks which pass the screenings and satisfy the medium-cap size criteria are further analyzed. Fundamental re-search is performed on the companies determined by such process to be the most undervalued. Approximately 25 stocks, diversified across industries, are selected on an equal-weighted basis for the Fund's portfolio. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock has a significantly lower P/E ratio than the current Fund holdings. Be-cause the Fund concentrates on approximately 25 stocks at any one time (and is not as diversified as many stock funds), it is in-tended for aggressive investors seeking above-average


20  PIMCO Funds: Multi-Manager Series
            capital gains and willing to accept the greater risks associated therewith. The Portfolio Managers for the Value 25 Fund are Chris Najork, Benjamin Fischer and Cliff Hoover of PIMCO Advisors' sub-sidiary NFJ.

            Small-Cap Value Fund seeks long-term growth of capital and income. The Fund invests primarily in common stocks of companies with mar-ket capitalizations between $50 million and $1 billion at the time of investment. In selecting securities, the Sub-Adviser divides a universe of up to approximately 2,000 stocks into quartiles based upon P/E ratio. The lowest quartile in P/E ratio is screened for market capitalizations between $50 million and $1 billion, subject to application of quality and price momentum screens. Approxi-mately 100 stocks with the lowest P/E ratios are combined in the Fund, subject to limits on the weighting for any one industry. Al-though quarterly rebalancing is a general rule, replacements are made whenever a holding achieves a higher P/E ratio than the P/E ratio of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500") or its industry average P/E ratio, or when an al-ternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Man-agers for the Small-Cap Value Fund are Chris Najork, Benjamin Fischer and Paul A. Magnuson of PIMCO Advisors' subsidiary NFJ.

            Tax-Efficient Equity Fund seeks maximum after-tax growth of capi-tal. The Fund attempts to provide a total return which exceeds the return of the S&P 500. In addition, the Fund seeks to achieve su-perior after-tax returns for its shareholders in part by minimiz-ing the taxes they incur in connection with the Fund's investment income and realized capital gains by using the strategies de-scribed below. Notwithstanding these strategies, the Fund may have taxable investment income and may realize taxable gains from time to time.

               The Fund invests primarily in a broadly diversified portfolio of at least 200 common stocks. Normally, at least 95% of the Fund's assets will be invested in stocks represented in the S&P 500 and the Fund's portfolio is designed to have certain charac-teristics that are similar to those of the index. These character-istics include such measures as dividend yield, P/E ratio, rela-tive volatility, economic sector exposure, return on equity and market price-to-book value ratio. However, the Sub-Adviser at-tempts to construct a portfolio that produces a higher total re-turn than the S&P 500 by using the quantitative security selection techniques described below. Of course, there can be no assurance that the Fund's investment performance will equal or exceed that of the S&P 500.

               In selecting specific securities, the Sub-Adviser uses a pro-
            prietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential through analysis of such factors as growth of sustainable earnings and dividend behav-ior. Securities in the top 50% of the model's ranking are consid-ered for purchase. The Sub-Adviser's sell discipline incorporates a focus on reducing the realization of capital gains. Each sell candidate is evaluated based on its cost, current market value, and anticipated benefit of replacement. Securities in the bottom 20% of the model's ranking are considered for sale. The Fund may engage in the purchase and writing of options on securities in-dexes and may also invest in stock index futures contracts and op-tions thereon.

               The Sub-Adviser utilizes a range of active tax management tech-
            niques to minimize taxable distributions, including: low portfolio turnover; emphasis towards low-dividend, growth-oriented compa-nies; tax lot accounting (identification of specific shares of se-curities being sold that have the lowest tax cost); and regular rebalancing to capture available tax credits. The Fund will gener-ally seek to avoid realizing net short-term capital gains and, when realizing gains, will attempt to realize long-term gains (i.e., gains on securities held for more than 12 months). The Fund intends to notify each shareholder as to that portion of his or her capital gain dividends which qualifies for a long-term tax rate, generally taxed at a maximum tax rate of 20% in the hands of a shareholder who is an individual. Net short-term capital gains, when distributed, will be taxed as ordinary income, generally sub-ject to graduated tax rates of up to 39.6% for shareholders who are individuals. When the Fund decides to sell a particular appre-ciated security, it will normally select for sale first those share lots with holding periods exceeding 12 months and among those, the share lots with the highest cost basis. The Fund may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.



                                                            Prospectus   21

               To protect against price declines in securities holdings with large accumulated capital gains, the Fund may, to the extent per-mitted by law, use hedging techniques such as the purchase of put options, the sale of stock index futures contracts and equity swaps. By using these techniques rather than selling such securi-ties, the Fund can reduce its exposure to price declines in the securities without realizing substantial capital gains. In limited circumstances, the Fund may follow the practice of distributing selected appreciated securities to meet redemptions of certain in-vestors and may, within certain limits, use the selection of secu-rities distributed to meet such redemptions as a management tool. By distributing appreciated securities the Fund can reduce its po-sition in such securities without realizing capital gains. During periods of net withdrawals by investors, using distributions of securities could enable the Fund to avoid the forced sale of secu-rities to raise cash for meeting redemptions.

               It is expected that by employing the various tax-efficient man-
            agement strategies described above, the Fund can minimize the ex-tent to which shareholders incur taxes as a result of realized capital gains. The Fund may nevertheless realize gains and share-holders will incur tax liability from time to time. The Portfolio Managers for the Tax-Efficient Equity Fund are David Stein, Tom Seto and Cliff Quisenberry of PIMCO Advisors' subsidiary Paramet-ric.


            International Fund seeks capital appreciation through investments in an international portfolio. Income is an incidental considera-tion. Under normal market conditions, at least 65% of the Fund's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible pre-ferred stocks, warrants, rights or other equity securities, for a combination of capital appreciation and income. Convertible secu-rities may include securities convertible only by certain classes of investors (which may not include the Fund). The Fund may not invest in convertible securities which are of less than investment grade quality at the time of purchase.

               The Fund will normally invest in securities traded in developed foreign securities markets. Particular consideration is given to investments principally traded in developed North American (other than United States), Japanese, European, Pacific and Australian securities markets, and in securities of foreign issuers traded on U.S. securities markets. The Fund will also invest in emerging markets, where markets may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geo-graphic asset distribution and the Fund has the authority to in-vest in securities traded in securities markets of any country in the world. In allocating the Fund's assets among the various securities markets of any country of the world, the Sub-Adviser will consider such factors as the condition and growth po-tential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will include securities prin-cipally traded in at least three different countries. The Fund will not limit its investments to any particular type or size of company.

               The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management invest-ment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for hedging pur-poses and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--In-dex Futures."

               The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Sub-Adviser believes that conditions in international securities markets war-rant a defensive investment strategy, the Fund may invest up to 100% of its assets in domestic debt, foreign debt and equity secu-rities principally traded in the U.S., including money market in-struments, obligations issued or guaranteed by the U.S. or a for-eign government or their respective agencies, authorities or in-strumentalities, or corporate bonds and sponsored American Deposi-tory Receipts.


22  PIMCO Funds: Multi-Manager Series

               Investing in the securities of foreign issuers, and particu-
            larly emerging market issuers, involves special risks and consid-erations not typically associated with investing in U.S. compa-nies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securi-ties." The Portfolio Manager for the International Fund is James Smith of Blairlogie. On or about April 30, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie (the "Blairlogie Transaction"). The consum-mation of the Blairlogie Transaction is subject to a number of conditions. PIMCO Advisors has determined to continue to retain Blairlogie as Sub-Adviser of the Fund following the Blairlogie Transaction. See "Management of the Trust--Sub-Advisers-- Blairlogie."

            Innovation Fund seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those tech-nologies. Although the Fund emphasizes the utilization of technol-ogies, it is not restricted to investment in companies in a par-ticular business sector or industry.

               The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not includ-ing Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and consider-ations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securi-ties and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Man-ager for the Innovation Fund is Dennis P. McKechnie of PIMCO Eq-uity Advisors.

            Precious Metals Fund seeks capital appreciation. No consideration is given to income. The Fund concentrates investments in a global portfolio of common stocks of companies principally engaged in precious metals-related activities, which include companies prin-cipally engaged in the extraction, processing, distribution or marketing of precious metals (the "precious metals industry"). A particular company is deemed to be "principally engaged" in the precious metals industry if at the time of investment the Sub-Ad-viser considers that at least 50% of the company's assets, reve-nues or profits are derived from the precious metals industry. Normally, at least 65% of the assets of the Fund will be invested in the precious metals industry and in securities the value of which is linked to the price of a precious metal. See "Character-istics and Risks of Securities and Investment Techniques--Precious Metals."

               The Fund will seek to identify securities of companies which, based upon the Sub-Adviser's evaluation of their fundamental in-vestment characteristics, are undervalued in comparison to the present or anticipated value of the precious metals relevant to them. Examples of precious metals include gold, silver and plati-num. To the extent permitted by federal tax law, the Fund may in-vest directly in gold bullion and other precious metals. Although the Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not have the present intention to in-vest directly in any precious metals other than gold.

               Although the Fund reserves the right to do so at any time, as of the date of this Prospectus, it does not have the present in-tention to invest more than 10% of its assets in either precious metals, such as gold bullion, or in futures on precious metals, such as gold futures, and options thereon, or to invest more than 5% of its assets in securities the value of which is linked to the price of a single precious metal. The Fund may invest up to 100% of its assets in securities of companies whose assets, revenues or profits are derived from a single precious metal.

               The Fund may invest up to 100% of its assets in securities principally traded on foreign securities markets and in securities of foreign issuers that are traded on U.S. securities markets or on foreign securities markets. Investing in the securities of for-eign issuers involves special risks and considerations not typi-cally associated with investing in U.S. companies. For a discus-sion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign



                                                            Prospectus   23

            Securities." The Fund may also purchase and write call and put op-tions on securities, securities indexes, commodity indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on stock index-es, foreign currencies, and precious metals; buy or sell foreign currencies; and enter into forward foreign currency contracts.

               The Fund, because of its emphasis on one industrial sector, should be considered as one aspect of a diversified portfolio and may not be suitable by itself as a balanced investment program. The Portfolio Manager for the Precious Metals Fund is Henry J. Bingham of Van Eck.


            Balanced Fund seeks total return consistent with prudent invest-ment management. The Fund attempts to achieve this objective through a management policy of investing in the following asset classes: common stock, fixed income securities, and money market instruments. The proportion of the Fund's total assets allocated among common stocks, fixed income securities, and money market in-struments will vary from time to time and will be determined by the Adviser. In determining the allocation of the Fund's assets among the three asset classes, the Adviser will employ asset allo-cation principles which take into account certain economic fac-tors, market conditions, and the expected relative total return and risk of the various asset classes. Under normal circumstances, it is anticipated that the Fund will generally maintain a balance among the types of securities in which it invests. Thus, the Fund will normally maintain 40% to 65% of its assets in common stock, at least 25% of its assets in fixed income securities, and less than 10% of its assets in money market instruments. However, in no event would the Fund invest in any common stock if, at the time of investment, more than 80% of the Fund's assets would be invested in common stock; in no event would the Fund invest in a fixed in-come security (other than a short-term instrument) if, at the time of investment, more than 80% of the Fund's assets would be in-vested in fixed income securities; nor would the Fund invest in a money market instrument if, at the time of investment, more than 60% of its assets would be invested in money market instruments.

               In managing the Fund, the Adviser uses a specialist approach and has engaged three of the Trust's Sub-Advisers to manage cer-tain portions of the Fund's assets. The portion of the assets of the Fund allocated by the Adviser for investment in common stock (the "Common Stock Segment") will be further allocated by the Ad-viser for investment by NFJ and Cadence. The portion of the Common Stock Segment allocated to NFJ will be managed in accordance with the investment policies of, and by the same Portfolio Managers as, the Value Fund; the portion allocated to Cadence will be managed in accordance with the investment policies of, and by the same Portfolio Managers as, the Capital Appreciation Fund. Allocations of the Common Stock Segment to NFJ and Cadence will vary from time to time as determined by the Adviser.

               The portion of the assets of the Fund allocated by the Adviser for investment in fixed income securities (the "Fixed Income Secu-rities Segment") will be managed by William H. Gross of PIMCO Ad-visors' affiliate Pacific Investment Management. The Fund may in-vest the Fixed Income Securities Segment in the following types of securities: securities issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities; corporate debt securi-ties, including convertible securities and corporate commercial paper; mortgage-related and other asset-backed securities; infla-tion-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, catas-trophe bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obliga-tions of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest.

               The Fund invests the Fixed Income Securities Segment in fixed income securities of varying maturities. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that Pacific Investment Management be-lieves to be relatively undervalued. Fixed income securities in which the Fund may invest will, at the time of investment, be rated Baa or better by Moody's Investors Service, Inc. ("Moody's"), BBB or better by Standard & Poor's Ratings Services ("S&P") or, if not rated by Moody's or S&P, will be of comparable quality as

24  PIMCO Funds: Multi-Manager Series
            determined by Pacific Investment Management, except that up to 10% of the Fixed Income Securities Segment may be invested in lower rated securities that are rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, determined by Pacific Investment Management to be of comparable quality. High yield fixed income securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality, are not considered to be investment grade, and are commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities are subject to greater risks than higher quality fixed income securities. See "Characteristics and Risks of Securities and Investment Tech-niques--Risks of High Yield Securities ("Junk Bonds")." The Fund also may invest up to 20% of the Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Investing in securities denominated in foreign currencies and securities of foreign issuers involves special risks and con-siderations not typically associated with investing in U.S. secu-rities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securi-ties."

               Each Sub-Adviser generally invests a portion of its allocation in liquid securities to facilitate redemptions. In addition, PIMCO Advisors reserves the right to allocate a portion of the Fund's assets (the "Money Market Segment") for investment in money market instruments and reserves the right to manage the investment of such assets. Because of the Fund's flexible investment policy, portfolio turnover may be greater than for a fund that does not allocate assets among various types of securities. See "Character-istics and Risks of Securities and Investment Techniques--Portfo-lio Turnover."

               The Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. With respect to securities of the Fixed Income Securities Segment denominated in foreign currencies, the Fund may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, en-tering into forward foreign currency contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's in-vestment or anticipated investment in securities denominated in foreign currencies and for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign cur-rency fluctuations from one country to another.

               Duration. Under normal circumstances, the average portfolio du-
            ration of the Fixed Income Securities Segment of the Balanced Fund will vary within a three- to six-year time frame based on Pacific Investment Management's forecast for interest rates. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to matu-rity" has been used as proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturi-ty" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration in-corporates a bond's yield, coupon interest payments, final matu-rity and call features into one measure of the average life of a fixed income security on a present value basis. Duration manage-ment is one of the fundamental tools used by Pacific Investment Management for the Fixed Income Securities Segment of the Balanced Fund. For more information on investments in fixed income securi-ties, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Pol-icies" in the Statement of Additional Information.

Stock Funds
            The Capital Appreciation, Mid-Cap Growth, Equity Income, Value, Value 25, Small-Cap Value and Tax-Efficient Equity Funds will each invest primarily (normally at least 65% of its assets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemp-tion requests. It is the policy of these Funds to be as fully in-vested in common stocks as practicable at all times. This policy precludes these Funds from investing in debt securities



                                                             Prospectus  25
            as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. These Funds may also invest in convertible se-curities, preferred stocks, and warrants, subject to certain limitations.

               The Growth, Target, Opportunity, Renaissance, International,
            Innovation and Precious Metals Funds will each invest primarily (normally at least 65% of its assets) in common stocks, and may also invest in other equity securities, including preferred stocks and securities (including debt securities and warrants) convert-ible into or exercisable for common stocks. Each of these Funds may invest a portion of its assets in debt securities and, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instru-ments.

               One or more of the Stock Funds may temporarily not be invested primarily in equity securities immediately following the commence-ment of operations or after receipt of significant new monies. While attempting to identify suitable investments, the Funds may hold assets in cash, short-term U.S. Government securities and other money market instruments. Any of the Stock Funds may tempo-rarily not contain the number of securities in which the Fund nor-mally invests if the Fund does not have sufficient assets to be fully invested, or pending the Sub-Adviser's ability to prudently invest new monies.

               The Stock Funds may also lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis; and enter into forward commitments to purchase securities. Each of the Stock Funds may invest in American Depository Receipts ("ADRs"). In addition, the Growth, Target, Opportunity, Renais-sance, International, Innovation and Precious Metals Funds may in-vest in European Depository Receipts ("EDRs") and Global Deposi-tory Receipts ("GDRs"). The Stock Funds that invest primarily in securities of foreign issuers may invest a portion of their assets in debt securities and money market obligations issued by U.S. and foreign issuers that are either U.S. dollar-denominated or denomi-nated in foreign currency. For more information on these and other investment practices, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Ob-jectives and Policies" in the Statement of Additional Information.

            Characteristics and Risks of
            Securities and Investment Techniques

            The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying de-grees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market and credit risks. There-fore, investors should carefully consider the investment objec-tive, investment policies and potential risks of any Fund or Funds before investing.
               The following describes potential risks associated with differ-
            ent types of investment techniques that may be used by the indi-vidual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

            Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Generally, small market capitalization is con-sidered to be less than $1.5 billion and large market capitaliza-tion is considered to be more than $5 billion. Under normal market conditions, the Opportunity Fund will invest primarily in compa-nies with market capitalizations of less than $2 billion and the Small-Cap Value Fund will invest primarily in companies with mar-ket capitalizations of between $50 million and $1 billion. Invest-ments in larger companies present certain advantages in that such companies generally have greater financial
InvestmentsIn
Companies
With Small
and Medium
Market
Capitalizations

26  PIMCO Funds: Multi-Manager Series
            resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in small-er, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are as-sociated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their secu-rities may be traded in the over-the-counter market or on a re-gional exchange, or may otherwise have limited liquidity. As a re-sult of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfo-lio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addi-tion, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its expo-sure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small cap-
            italization securities, which could adversely affect performance.
               Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market cap-
            italization is medium is determined by reference to the capital-ization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitaliza-tions. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitaliza-tions described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less vola-tile than those of smaller capitalization issuers.

ForeignSecurities

            The International Fund may invest directly in foreign equity secu-rities; U.S. dollar- or foreign currency-denominated foreign cor-porate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agen-cies and supranational entities. The Precious Metals Fund may in-vest primarily in securities of foreign issuers, securities denom-inated in foreign currencies, securities principally traded on se-curities markets outside of the United States and in securities of foreign issuers that are traded on U.S. securities markets. The Balanced Fund may invest up to 20% of its Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Growth, Target, Opportunity, Renaissance and Innovation Funds may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest with-out limit in securities of foreign issuers that are traded in U.S. markets.

               All of the Funds may invest in ADRs. In addition, the Growth,
            Target, Opportunity, Renaissance, International, Innovation and Precious Metals Funds may invest in EDRs and GDRs. ADRs are dol-lar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries.
               Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securi-ties issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expro-priation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign coun-tries. Individual foreign economies may differ



                                                            Prospectus   27
            favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital rein-vestment, resources, self-sufficiency, and balance of payments po-sition. The securities markets, values of securities, yields, and risks associated with securities markets may change independently of each other. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price vola-tility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domes-tic custodial arrangements and transaction costs of foreign cur-rency conversions. Changes in foreign exchange rates also will af-fect the value of securities denominated or quoted in currencies other than the U.S. dollar.
               A Fund's investments in foreign currency denominated debt obli-
            gations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to consti-tute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.
               Certain of the Funds may invest in the securities of issuers based in countries with developing economies. Investing in devel-oping (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and im-poses risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market coun-tries restrict, to varying degrees, foreign investment in securi-ties. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registra-tion and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these curren-cies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market coun-tries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illi-quidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future eco-nomic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, sei-zure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.
               Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, eco-nomic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the secu-rities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market coun-tries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material informa-tion about issuers; the risk that it may be more difficult to ob-tain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securi-ties markets. Also, any change in the leadership or policies of emerging market countries, or the countries that exercise a sig-nificant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
               In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

28  PIMCO Funds: Multi-Manager Series

            Special Risks of Investing in Russian and Other Eastern European Securities The International Fund may invest a portion of its as-sets in securities of issuers located in Russia and in other East-ern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of par-ticular note with respect to direct investment in Russian securi-ties is the way in which ownership of shares of companies is nor-mally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not le-gally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share regis-trar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars. Please refer to "Investment Objectives and Policies-Foreign Securities" in the Statement of Additional Information for a more complete description of these and other risks associated with investments in securities of Russian and other Eastern European issuers.

Foreign
Currency    Foreign currency exchange rates may fluctuate significantly over
Transactionsshort periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the rela-tive merits of investments in different countries, actual or per-ceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the recent introduction of the euro (a common currency unit for the European
            Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other curren-cies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds. For a more complete discussion of foreign currency risks (including those associated with the euro), please see "Investment Objectives and Policies--Foreign Currencies" in the Statement of Additional
            Information.

               The Growth, Target, Opportunity, Renaissance, International,
            Innovation, Precious Metals and Balanced Funds may enter into for-ward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Inter-national, Precious Metals and Balanced Funds may buy and sell for-eign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the ex-change rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one cur-rency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged cur-rency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denomi-nated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The International Fund may also enter into hedging contracts for purposes of in-creasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the International Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund's Sub-Adviser. The Interna-tional may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two curren-cies are positively correlated. The Fund will segregate assets de-termined to be liquid by the



                                                             Prospectus   29

            Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Money       Each of the Funds may invest at least a portion of its assets in
Market      the following kinds of money market instruments:
Instruments    (1)short-term U.S. Government securities;

               (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");

               (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, deter-mined to be of comparable quality by the Adviser or a Sub-Adviser;

               (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt ob-ligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; and

               (5)repurchase agreements with domestic commercial banks or reg-istered broker-dealers.

Mortgage-
RelatedAnd All Funds that may purchase debt securities for investment pur-OtherAsset- poses (and in particular, the Balanced Fund) may invest in mort-
Backed      gage-related securities, and in other asset-backed securities (un-
Securities  related to mortgage loans) that are offered to investors currently or in the future. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic fac-tors correctly.

            Mortgage Pass-Through Securities are securities representing in-terests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrow-ers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early re-payment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying prop-erty, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon re-investment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securi-ties, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepay-ment features may not increase as much as other fixed income secu-rities. The rate of prepayments on underlying mortgages will af-fect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective matu-rity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mort-gage-related security, the volatility of such security can be ex-pected to increase.
               Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Govern-ment (in the case of securities guaranteed by the Government Na-tional Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of secu-rities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by

30  PIMCO Funds: Multi-Manager Series
            non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

            Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive prin-cipal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agen-cies or instrumentalities will be considered U.S. Government secu-rities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other pri-vately issued securities for purposes of applying a Fund's diver-sification tests.

            Commercial Mortgage-Backed Securities include securities that re-flect an interest in, and are secured by, mortgage loans on com-mercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstand-ing principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed secu-rities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

            Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participa-tion in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.
               A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remain-der of the principal. In the most extreme case, one class will re-ceive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the prin-cipal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (includ-ing prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse ef-fect on a Fund's yield to maturity from these securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

Convertible Many of the Funds may invest in convertible securities. Convert-Securities ible securities are generally preferred stocks or fixed income se-
            curities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A con-vertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.

               A Fund's Sub-Adviser will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates de-cline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.



                                                            Prospectus   31

               The Renaissance Fund may invest in so-called "synthetic con-
            vertible securities," which are composed of two or more different securities whose investment characteristics, taken together, re-semble those of convertible securities. For example, the Renais-sance Fund may purchase a non-convertible debt security and a war-rant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convert-ible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate se-curities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convert-ible security may respond differently to market fluctuations.

Risks of
High Yield The Growth, Renaissance and Balanced Funds may invest a portion of Securities their assets in fixed income securities rated lower than Baa by
("Junk      Moody's or lower than BBB by S&P but rated at least B by Moody's
Bonds")     or S&P or, if not rated, determined by the Sub-Adviser to be of comparable quality. In addition, the Renaissance Fund may invest in convertible securities rated below B by Moody's or S&P (or, if unrated, considered by the Sub-Adviser to be of comparable quali-
            ty). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds.
            Investors should consider the risks associated with high yield se-curities before investing in these Funds. Although each of the Growth and Renaissance Funds reserves the right to do so at any time, as of the date of this Prospectus, neither Fund invests nor has the present intention to invest more than 5% of its assets in high yield securities or junk bonds.

               Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential oppor-tunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continu-ing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the ex-tent of its investments in high yield securities, depend more heavily on the Sub-Adviser's creditworthiness analysis than would be the case if the Fund were investing in higher quality securi-ties. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.
               For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Informa-tion. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.

Derivative
Instruments To the extent permitted by the investment objective and policies of each Fund, a Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and en-ter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objec-tives, the Growth, Target, Opportunity, Renaissance, Tax-Efficient Equity, International, Innovation, Precious Metals and Balanced Funds may engage in the purchase and writing of call and put op-tions on securities and securities indexes and enter into futures contracts and options thereon, including securities index futures contracts and options thereon. The Precious Metals Fund may pur-chase and write options on commodities indexes. The Funds that may invest in foreign-currency denominated securities may engage in the purchase and writing of call and put options on foreign cur-rencies. The Tax-Efficient Equity and Balanced Funds may also en-ter into swap agreements with respect to securities indexes. The Balanced Fund may also enter into swap agreements with respect to foreign currencies and interest rates. The Funds may (but are not required to) use these techniques to hedge against changes in in-terest rates, foreign currency exchange rates or securities pric-es; and for the International Fund, to increase exposure to a for-eign currency, to shift exposure to foreign currency fluctuations from one country to another, or as part of its overall investment strategy. Each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures es-tablished by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.

32  PIMCO Funds: Multi-Manager Series

               Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depend upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mort-gage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds may invest may be par-ticularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly fore-casts such factors and has taken positions in derivative instru-ments contrary to prevailing market trends, the Funds could be ex-posed to the risk of loss.

               The Funds might not employ any of the strategies described be-
            low, and no assurance can be given that any strategy used will succeed. If the Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, in-cluding a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price move-ments of related investments. While some strategies involving de-rivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by off-setting favorable price movements in related investments or other-wise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that would be favorable or the pos-sible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offset-ting positions in connection with transactions in derivative in-struments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordi-nary income tax rates) than if it had not used such instruments.

            Options on Securities, Securities Indexes, and Currencies Certain Funds may purchase put options on securities. One purpose of pur-chasing put options is to protect holdings in an underlying or re-lated security against a substantial decline in market value. These Funds may also purchase call options on securities. One pur-pose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously pur-chased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the under-lying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.
               The purchase and writing of options involves certain risks.
            During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exer-cise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise no-tice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the un-derlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid mar-ket will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.



                                                            Prospectus   33

               For each of the Growth, Target, Opportunity, Renaissance, In-
            ternational, Innovation and Precious Metals Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.

               The International, Precious Metals and Balanced Funds may buy
            or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another cur-rency) in relation to a foreign currency in which a Fund's securi-ties may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such op-tions.
               Over-the-counter options in which certain Funds may invest dif-
            fer from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover cer-tain written over-the-counter options.

            Swap Agreements The Tax-Efficient Equity Fund may enter into eq-uity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities without actually purchas-ing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency ex-change rates or securities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a stan-dard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on par-ticular predetermined investments or instruments, which may be ad-justed for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with re-spect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular in-terest rate, or in a "basket" of securities representing a partic-ular index.

               Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Con-sequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liq-uid by the Sub-Adviser in accordance with procedures established by the Board of Trustees to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

               Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Advis-er's ability to predict correctly whether certain types of invest-ments are likely to produce greater returns than other invest-ments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be con-sidered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for credit-worthiness (generally, such counterparties would have to be eligi-ble counterparties under the terms of the Funds' repurchase agree-ment guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could ad-versely affect a Fund's ability to terminate existing swap agree-ments or to realize amounts to be received under such agreements.

            Futures Contracts and Options on Futures Contracts Certain Funds may enter into futures contracts and options thereon. The Precious Metals Fund may purchase and sell futures contracts on precious metals (such as gold), and purchase and write options on precious metals futures contracts. The Balanced Fund may invest in interest rate futures contracts and options thereon. The International, Precious Metals and Balanced Funds may invest in foreign exchange
            futures con     -

34  PIMCO Funds: Multi-Manager Series
            tracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. These Funds may engage in such futures transactions as an adjunct to their securities ac-tivities.
               There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfo-lio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures con-tract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these in-struments are relatively new and without a significant trading history. As a result, there is no assurance that an active second-ary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfa-vorable position, and the Fund would remain obligated to meet mar-gin requirements until the position is closed.

            Index Futures The Growth, Target, Opportunity, Renaissance, Tax-Efficient Equity, International, Innovation, Precious Metals and Balanced Funds may purchase and sell futures contracts on various securities indexes ("Index Futures") and related options for hedg-ing purposes and for investment purposes. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission ("CFTC").

               The International Fund may invest to a significant degree in
            Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alterna-tive to purchasing individual stocks in order to adjust the Fund's exposure to a particular market. The Fund may invest in Index Futures and related options when the Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for the Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, the International Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. The Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by it.
               A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to set-tle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appro-priate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments.
               Positions in Index Futures may be closed out by a Fund only on the futures exchange upon which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Also, the price of In-dex Futures may not correlate perfectly with movement in the rele-vant index due to certain market distortions. First, all partici-pants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal re-lationship between the index and futures markets. Second, the de-posit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securi-ties market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index



                                                             Prospectus  35

            Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.
               The Funds may only enter into futures contracts or futures op-
            tions which are standardized and traded on a U.S. or foreign ex-change or board of trade, or similar entity, or quoted on an auto-mated quotation system. Each Fund may use futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in futures and related options that do not qualify as "bona fide hedging" positions, may enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

Precious    The Precious Metals Fund will concentrate its investments in the
Metals      precious metals industry. Prices of precious metals can be ex-
            pected to respond to changes in rates of inflation and to percep-tions of economic and political instability. The values of compa-nies engaged in precious metal-related activities whose securities are principally traded on foreign securities exchanges may also be affected by changes in the exchange rate between the relevant for-eign currency and the U.S. dollar. Based on historical experience, the prices of precious metals and of securities of companies en-gaged in precious metal-related activities may be subject to ex-treme fluctuations, reflecting wider economic or political insta-bility or for other reasons.

Loans of    For the purpose of achieving income, each Fund may lend its port-
Portfolio   folio securities to brokers, dealers, and other financial institu-
Securities  tions, provided:
               (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;
               (ii) the Fund may at any time call the loan and obtain the re-
                    turn of the securities loaned;
               (iii) the Fund will receive any interest or dividends paid on the loaned securities; and
               (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities.
              Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

Short Sales Each Fund may from time to time make short sales involving securi-
            ties held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire secu-rities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be re-quired to acquire, convert or exchange securities to cover its short position at a time when the securities sold short have ap-preciated in value, thus resulting in a loss to the Fund.

When-       Each Fund may purchase securities which it is eligible to purchase
Issued,     on a when-issued basis, may purchase and sell such securities for
Delayed     delayed delivery and may make contracts to purchase such securi-
Delivery    ties for a fixed price at a future date beyond normal settlement
And         time (forward commitments). When-issued transactions, delayed de-
Forward     livery purchases and forward commitments involve a risk of loss if
Commitment the value of the securities declines prior to the settlement date, Transactionswhich risk is in addition to the risk of decline in the value of the Fund's other assets. Typically, no income accrues on securi-ties a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on se-curities it has segregated.

36  PIMCO Funds: Multi-Manager Series

Repurchase For the purposes of maintaining liquidity and achieving income, Agreements each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bank-ruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or de-lays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in re-purchase agreements only as a cash management technique with re-spect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on in-vestment in illiquid securities.

Reverse
Repurchase A reverse repurchase agreement may for some purposes be considered Agreements borrowing that involves the sale of a security by a Fund and its
And Other   agreement to repurchase the instrument at a specified time and
Borrowings  price. The Fund will segregate assets determined to be liquid by the Adviser or Sub-Adviser in accordance with procedures estab-lished by the Board of Trustees to cover its obligations under re-verse repurchase agreements. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the State-ment of Additional Information. Such a practice will result in leveraging of a Fund's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

Portfolio
Turnover The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's in-vestments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." High portfolio turnover (e.g., over 100%) involves cor-respondingly greater expenses to a Fund, including brokerage com-missions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. See "Management of the Trust--Portfolio Transactions." Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). See "Taxes." Portfolio turnover rates for fiscal 1998 and 1997 for the Growth, Target, Opportunity, Re-naissance, International, Innovation and Precious Metals Funds and for fiscal 1998 for the remaining Funds (other than the Tax-Effi-cient Equity and Value 25 Funds) are set forth under "Financial Highlights." Portfolio turnover rates for the remaining Funds for fiscal 1997 were as follows: Balanced--199%; Equity Income--45%; Value--71%; Capital Appreciation--87%; Mid-Cap Growth--82%; and Small-Cap Value--48%. The annual portfolio turnover rate for the Tax-Efficient Equity Fund is expected to be less than 40%. The an-nual portfolio turnover rate for the Value 25 Fund is expected to be less than 150%. In connection with the change in Sub-Advisers of the Growth, Target, Opportunity, Renaissance and Innovation Funds from Columbus Circle to PIMCO Equity Advisors, these Funds may experience increased turnover due to the differences, if any, between the portfolio management strategies of Columbus Circle and PIMCO Equity Advisors. See "Management of the Trust--Sub-Advis-ers."

Illiquid
Securities  Each Fund may invest in securities that are illiquid so long as no more than 15% of the value of the Fund's net assets (taken at mar-ket value at the time of investment) would be invested in such se-curities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Sub-Adviser may be subject to significant de-lays in disposing of illiquid securities, and transactions in il-liquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.
               The term "illiquid securities" for this purpose means securi-
            ties that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to in-clude, among other things, written over-the-counter options, secu-rities or other liquid assets being used as cover for such op-tions, repurchase agreements with maturities in excess of seven days, certain loan



                                                             Prospectus  37

PIMCO Funds: Multi-Manager Series

            participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser's or a Sub-Adviser's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Ad-viser or a Sub-Adviser has determined to be liquid under proce-dures approved by the Board of Trustees).

Investment
in
InvestmentCompanies

            The International Fund may invest up to 10% of its assets in secu-rities of other investment companies, such as closed-end manage-ment investment companies, or in pooled accounts or other invest-ment vehicles which invest in foreign markets. Each of the other Funds may invest up to 5% of its assets in other investment compa-nies. As a shareholder of an investment company, these Funds may indirectly bear service and other fees which are in addition to the fees the Funds pay their service providers.

Credit and All fixed income securities are subject to market risk and credit Market Risk risk. Market risk relates to market-induced changes in a
of          security's value, usually as a result of changes in interest
FixedIncome rates. The value of a Fund's investments in fixed income securi-Securities ties will change as the general level of interest rates fluctuate.
            During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income secu-rities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.

Service     Many of the services provided to the Funds depend on the smooth
Systems --  functioning of computer systems. Many systems in use today cannot
Year 2000   distinguish between the year 1900 and the year 2000. Should any of
Problem     the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder
            Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Funds' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Funds or on domestic or global equity markets or economies, generally.

"Fundamental"
Policies

            The investment objective of each of the Growth, Target, Opportuni-ty, Value 25, Renaissance, Tax-Efficient Equity, International, Innovation and Precious Metals Funds described in this Prospectus may be changed by the Board of Trustees without shareholder ap-proval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change ap-proved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class A, Class B and Class C shares of some or all of the Funds. Information about a Fund's perfor-mance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Fund's Class A, Class B and Class C shares in accordance with the formu-las described below. Because Class B and Class C shares bear the expense of the distribution fee attending the deferred sales charge (Class B) and asset based sales charge (Class C) alterna-tives and certain other expenses, it is expected that, under nor-mal circumstances, the level of performance of a Fund's Class B and Class C shares will be lower than that of the

            Fund's Class A shares, although an investment in Class B or Class C shares is not reduced by the front-end sales charge generally applicable to an investment in Class A shares.
               The total return of Class A, Class B and/or Class C shares of all Funds may be included in advertisements or other written mate-rial. When a Fund's total return is advertised with respect to its Class A, Class B and/or Class C shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establish-ment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional In-formation. For periods prior to the initial offering date of a particular class of shares, total return presentations for the class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect the current sales charges (if any) associated with the newer class. The older class to be used in each case is set forth in the State-ment of Additional Information. For these purposes, the perfor-mance of the older class will also be restated to reflect any dif-ferent operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in perfor-mance of the newer class which is higher than if the performance of the older class were not restated to reflect the different op-erating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial of-fering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales charge) to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capi-tal gains distributions at net asset value and giving effect to the deduction of the maximum CDSC which would be payable). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures, such as the currently effective advisory and administrative fees for the Funds.
               Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the Securities and Ex-change Commission) during a particular 30-day (or one-month) pe-riod (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.
               The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment in-come), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net in-vestment income for that period.

               The Adviser and each Sub-Adviser may also report to sharehold-
            ers or to the public in advertisements concerning its performance as adviser to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance infor-mation, whether related to the Funds, the Adviser or the Sub-Ad-visers, should be considered in light of the Funds' investment ob-jectives and policies, characteristics and quality of the Funds' portfolios, and the market conditions during the time period indi-cated, and should not be considered to be representative of what may be achieved in the future.
               Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.



                                                             Prospectus  39

            How to Buy Shares

            Class A, Class B and Class C shares of each Fund of the Trust are continuously offered through the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), and through other firms which have dealer agreements with the Distributor ("participating brokers") or which have agreed to act as introduc-ing brokers for the Distributor ("introducing brokers").
               There are two ways to purchase Class A, Class B or Class C shares: either 1) through your dealer or broker which has a dealer agreement with the Distributor; or 2) directly by mailing a PIMCO Funds account application (an "account application") with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the account application, the Distributor may act as dealer).
               Each Fund currently offers and sells three classes of shares in this Prospectus (Class A, Class B and Class C). Shares may be pur-chased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent deferred basis in the case of Class B shares (the "deferred sales charge alterna-tive"), or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances, Class A and Class C shares are also subject to a CDSC. See "Alternative Purchase Ar-rangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after ac-ceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.
               All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the of-fering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole dis-cretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Com-mission, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net as-sets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.
               Except for purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, and tax-qualified and wrap programs referred to below under "Tax-Qualified Retirement Plans" and "Sales at Net Asset Value," the minimum initial investment in Class A, Class B or Class C shares of any Fund of the Trust or any series of PIMCO Funds: Pacific Investment Management Series is $2,500, and the minimum additional investment is $100 per Fund. For information about dealer commissions, see "Alternative Pur-chase Arrangements" below. Persons selling Fund shares may receive different compensation for selling Class A, Class B or Class C shares. Normally, Fund shares purchased through participating bro-kers are held in the investor's account with that broker. No share certificates will be issued unless specifically requested in writ-ing by an investor or broker-dealer.

40  PIMCO Funds: Multi-Manager Series

Direct      Investors who wish to invest in Class A, Class B or Class C shares
Investment  of the Trust directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the account application. All shareholders who open direct accounts with the Distributor will receive from the Distributor individual confirmations of each pur-chase, redemption, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See "Distributions" below. Information regarding direct investment or any other fea-tures or plans offered by the Trust may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker.

Purchase by Investors who wish to invest directly may send a check payable to
Mail PIMCO Funds Distributors LLC, along with a completed application form to:

                PIMCO Funds Distributors LLC
                P.O. Box 9688
                Providence, RI 02940-0926

               Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be con-verted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

Subsequent  Subsequent purchases of Class A, Class B or Class C shares can be
Purchases   made as indicated above by mailing a check with a letter describ-
of Shares   ing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase is $100 in any Fund.
            All payments should be made payable to PIMCO Funds Distributors
            LLC and should clearly indicate the shareholder's account number.
            Checks should be mailed to the address above under "Purchase by Mail."

Tax-        The Distributor makes available retirement plan services and docu-
Qualified   ments for Individual Retirement Accounts (IRAs), including Roth
Retirement  IRAs, for which Boston Safe Deposit & Trust Company serves as
Plans       trustee and for IRA Accounts established with Form 5305-SIMPLE un-
            der the Internal Revenue Code of 1986, as amended (the "Code").
            These accounts include Simplified Employee Pension Plan (SEP) and
            Salary Reduction Simplified Employee Pension Plan (SAR/SEP) IRA accounts and prototype documents. In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This type of plan is available to employees of certain non-profit organiza-tions.
               The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing Plans and 401(k)
            Retirement Savings Plans. These prototype plans require certain minimum per participant account sizes and certain minimum aggre-gate investments in the Trust, but are not subject to the small account fees described below that will apply to other plans. In-vestors should call the Distributor at 1-800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any retirement plan. Investors who maintain their accounts with participating brokers should con-sult their broker about similar types of accounts that may be of-fered through the broker. The minimum initial investment for all tax-qualified plans (except for employer-sponsored plans, SIMPLE
            IRAs, SEPs and SAR/SEPs) is $1,000 per Fund and the minimum subse-quent investment is $100. The minimum initial investment for em-ployer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Fund for all such plans is $50.



                                                             Prospectus  41

PIMCO Funds The PIMCO Funds Auto-Invest plan provides for periodic investments Auto-Invest into the shareholder's account with the Trust by means of auto-
            matic transfers of a designated amount from the shareholder's bank account. The minimum investment for eligibility in the PIMCO Funds Auto-Invest plan is $1,000 per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a mini-mum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the PIMCO Funds Auto-Invest plan is available from the Distributor or participat-ing brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest ap-plication by calling the Distributor or your broker.

PIMCO Funds
Auto-       The PIMCO Funds Auto-Exchange plan establishes regular, periodic
Exchange    exchanges from one Fund to another Fund or to another series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers Class A, Class B or Class C shares. The plan provides for regular investments into a shareholder's account in a specific
            Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identi-cal account registration.
               Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account and of $50 for any existing Fund account for which shares are pur-chased through the plan. Further information regarding the PIMCO
            Funds Auto-Exchange plan is available from the Distributor at 1-
            800-426-0107 or participating brokers. You may enroll by complet-ing an application which may be obtained from the Distributor or by telephone request at 1-800-426-0107. For more information on exchanges, see "Exchange Privilege."

PIMCO Funds PIMCO Funds Fund Link ("Fund Link") connects your Fund account
Fund Link   with a bank account. Fund Link may be used for subsequent pur-
            chases and for redemptions and other transactions described under "How to Redeem." Purchase transactions are effected by electronic funds transfers from the shareholder's account at a U.S. bank or other financial institution that is an Automated Clearing House
            ("ACH") member. Investors may use Fund Link to make subsequent purchases of shares in amounts from $50 to $10,000. To initiate such purchases, call 1-800-426-0107. All such calls will be re-corded. Fund Link is normally established within 45 days of re-ceipt of a Fund Link application by First Data Investor Services
            Group, Inc. (the "Transfer Agent"). The minimum investment by Fund
            Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regu-lar trading on the Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.
               Fund Link privileges must be requested on the account applica-
            tion. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account un-less and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link ap-plication signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.


Signature   When a signature guarantee is called for, the shareholder should
Guarantee   have "Signature Guaranteed" stamped under his signature and guar-
            anteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associa-tions, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution").
            The Distributor reserves the right to reject any signature

42  PIMCO Funds: Multi-Manager Series
            guarantee pursuant to its written signature guarantee standards or procedures, which may be revised in the future to permit it to re-ject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guar-antee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.

Account     Changes in registration or account privileges may be made in writ-
Registra-   ing to the Transfer Agent. Signature guarantees may be required.
tion        See "Signature Guarantee" above. All correspondence must include
Changes     the account number and must be sent to:

               PIMCO Funds Distributors LLC
               P.O. Box 9688
               Providence, RI 02940-0926

Small       Because of the disproportionately high costs of servicing accounts
Account Fee with low balances, a fee at an annual rate of $16, paid to PIMCO
            Advisors, the Funds' administrator, will automatically be deducted from direct accounts with balances falling below a minimum level.
            The valuation of accounts and the deduction are expected to take place during the last five business days of each calendar quarter.
            The fee will be deducted in quarterly installments from accounts with balances below $2,500 except for Uniform Gift to Minors, IRA, Roth IRA and Auto-Invest accounts, for which the limit is $1,000.
            Effective April 1, 1999, except for prototype plans described above, the fee will apply to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any ac-count of a shareholder if the aggregate value of all of the share-holder's accounts is at least $50,000. No small account fee will be charged to employee and employee-related accounts of PIMCO Ad-visors and/or its affiliates.

Minimum     Due to the relatively high cost to the Funds of maintaining small
Account     accounts, you are asked to maintain an account balance of at least
Size        the amount necessary to open the type of account involved. If your balance is below such minimum for three months or longer, the Funds' administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close your account af-ter giving you 60 days in which to increase your balance. Your ac-count will not be liquidated if the reduction in size is due solely to market decline in the value of your Fund shares or if the aggregate value of all your accounts in PIMCO Funds exceeds
            $50,000.

            Alternative Purchase Arrangements

            The Trust offers investors three classes of shares in this Pro-spectus (Class A, Class B and Class C) which bear sales charges in different forms and amounts and which bear different levels of ex-penses. Through separate prospectuses, certain of the Funds cur-rently offer up to three additional classes of shares, Class D, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Institutional Class and Administrative Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, founda-tions, corporations and other high net worth individuals. Class D, Institutional Class and Administrative Class shares are sold with-out a sales charge and have different expenses than Class A, Class B and Class C shares. As a result of lower sales charges and/or operating expenses, Class D, Institutional Class and Administra-tive Class shares are generally expected to achieve higher invest-ment returns than Class A, Class B or Class C shares. To obtain more information about the other classes of shares, please call the Distributor at 1-800-927-4648 (for Institutional and Adminis-trative Classes) or 1-888-87-PIMCO (for Class D).


                                                              Prospectus  43

               The alternative purchase arrangements offered in this Prospec-
            tus are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment; the particular Fund; and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, in-vestors should consider the anticipated life of an intended in-vestment in the Funds, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the antici-pated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

            Class A The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge appli-cable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the as-set based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspond-ingly higher dividends on a per share basis. However, because ini-tial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" below.

            Class B Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an ini-tial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribu-tion and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below. Class B shares are not available for purchase by employer sponsored retirement plans.

            Class C Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year and are subject to only a 1% CDSC during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to main-tain their investment in the Funds for long periods. See "Asset Based Sales Charge Alternative--Class C Shares" below.
               In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.
               The maximum single purchase of Class B shares of the Trust and series of PIMCO Funds: Pacific Investment Management Series ac-cepted is $249,999. The maximum single purchase of Class C shares of the Trust and series of PIMCO Funds: Pacific Investment Manage-ment Series accepted is $999,999. The Funds may refuse any order to purchase shares.

44  PIMCO Funds: Multi-Manager Series

                                                             Prospectus
               For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distri-bution and Servicing Plans" below.

            Waiver of Contingent Deferred Sales Charges The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or disability; (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qualified employer re-tirement plan in connection with termination of employment or ter-mination of the employer's plan and the transfer to another em-ployer's plan or to an IRA (with the exception of a Roth IRA);
            (iv) any partial or complete redemption following death or dis-ability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or ini-tial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA (with the exception of a Roth IRA); (vi) up to 10% per year of the value of an account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan; (vii) redemptions by Trustees, officers and employees of the Trust, and by directors, officers and employees of the Distributor and the Adviser; (viii) redemptions effected pursuant to a Fund's right to involuntarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Fund's prospectus; (ix) involuntary redemptions caused by operation of law; (x) redemption of shares of any Fund that is combined with another Fund, investment compa-ny, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction; (xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xii) redemptions ef-fected by trustees or other fiduciaries who have purchased shares for employer sponsored plans, the trustee, administrator, fiducia-ry, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases; or (xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution.
               The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:
            (a) in connection with required minimum distributions to IRA ac-count owners or to plan participants or beneficiaries who are age 70 1/2 or older; (b) following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is re-quested within one year of the death or initial determination of disability; and (c) up to 10% per year of the value of an account which (i) has a value of at least $100,000 at the start of such year and (ii) is subject to an Automatic Withdrawal Plan. See "How to Redeem--Automatic Withdrawal Plan."
               The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certifica-tion by plan administrators, applicable tax forms, death certifi-cates, physicians' certificates, etc.

            Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under "Class A Deferred Sales Charge," certain investors that purchase $1,000,000 or more of any Fund's Class A shares (and thus pay no initial sales charge) may be subject to a 1% CDSC if they redeem such shares during the first 18 months af-ter their purchase.
Initial
Sales
Charge
Alternative --
Class A
Shares

           All Funds

                                                               Discount or
                                Sales Charge as Sales Charge   Commission to
           Amount of            % of Net        as % of Public Dealers as % of
           Purchase             Amount Invested Offering Price Public Offering Price
           -------------------------------------------------------------------------
           $0 - $49,999         5.82%           5.50%          4.75%
           -------------------------------------------------------------------------
           $50,000 - $99,999    4.71%           4.50%          4.00%
           -------------------------------------------------------------------------
           $100,000 - $249,999  3.63%           3.50%          3.00%
           -------------------------------------------------------------------------
           $250,000 - $499,999  2.56%           2.50%          2.00%
           -------------------------------------------------------------------------
           $500,000 - $999,999  2.04%           2.00%          1.75%
           -------------------------------------------------------------------------
           $1,000,000+          0.00%(/1/)      0.00%(/1/)     0.75%(/2/)

            1. As shown, investors that purchase more than $1,000,000 of any Fund's Class A shares will not pay any initial sales charge on such purchase. However, purchasers of $1,000,000 or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent Deferred Sales Charges" above. See "Class A Deferred Sales Charge" below.

            2. The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value" below) of each Fund accord-ing to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000.

               Each Fund receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commission "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such peri-ods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distributor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have remained in the Trust.
               Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.
               Under the circumstances described below, investors may be enti-
            tled to pay reduced sales charges for Class A shares.

            Combined Purchase Privilege Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Funds or other series of the Trust or of PIMCO Funds: Pa-cific Investment Management Series which offer Class A shares (to-gether, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term single pur-chase refers to:
               (i) a single purchase by an individual, or concurrent pur-
                   chases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account;
               (ii) a single purchase by a trustee or other fiduciary purchas-
                    ing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or
               (iii) a single purchase for the employee benefit plans of a single employer.
               For further information, call the Distributor at 1-800-426-0107 or your broker.

46  PIMCO Funds: Multi-Manager Series

            Cumulative Quantity Discount (Right of Accumulation) A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:
                (i) the investor's current purchase;
                (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any eligible PIMCO Fund held by the investor computed at the maximum offering price; and
                (iii) the value of all shares described in paragraph (ii)
                      owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."
               For example, if you owned Class A shares of the Equity Income
            Fund worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the Growth Fund worth an ad-ditional $30,000, the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the Growth Fund, rather than the 5.50% rate.

            Letter of Intent An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s). Each pur-chase of shares under a Letter of Intent will be made at the pub-lic offering price or prices applicable at the time of such pur-chase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may in-clude purchases of Class A shares of any eligible PIMCO Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be in-cluded and the sales charge on any purchases prior to the Letter will not be adjusted.
               Investors qualifying for the Combined Purchase Privilege de-
            scribed above may purchase shares of the eligible PIMCO Funds un-der a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Fund, you and your spouse each purchase Class A shares of the Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Funds to qual-ify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds).
               A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Let-ter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount in-dicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional eligible PIMCO Fund shares, are not subject to es-crow. When the full amount indicated has been purchased, the es-crow will be released.
               If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the account applica-tion. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Dis-tributor at 1-800-426-0107 or any broker participating in this program.

            Reinstatement Privilege A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any por-tion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See "How Net Asset Value is Determined." A reinstatement pursuant to this priv-ilege will not cancel the redemption transaction and, consequent-ly, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be


                                                             Prospectus  47
            recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privi-lege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder's interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor's bro-ker.

            Sales at Net Asset Value Each Fund may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of the Trust, the Ad-viser or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales ex-penses associated with the sale, (b) current or retired trustees of PIMCO Funds: Pacific Investment Management Series, a registered investment company for which Pacific Investment Management, an af-filiate of the Adviser, acts as investment adviser, (c) current registered representatives and other full-time employees of par-ticipating brokers or such persons' spouses or for trust or custo-dial accounts for their minor children, (d) trustees or other fi-duciaries purchasing shares for certain plans sponsored by employ-ers, professional organizations or associations or charitable or-ganizations, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agree-ment with the Distributor with respect to such purchases (includ-ing provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses pur-chasing for their account(s) or IRAs (with the exception of Roth
            IRAs), (e) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Dis-tributor where such brokers or dealers are paid a single, inclu-sive fee for brokerage and investment management services, (f) client accounts of broker-dealers or registered investment advis-ers affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO Funds: Multi-Manager Series in particular investment products or programs, and (g) accounts for which a trust company affiliated with the Trust or the Adviser serves as trustee or custodian. As described above, the Distribu-tor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers described under (d) in this para-graph.

            Notification of Distributor An investor or participating broker must notify the Distributor whenever a quantity discount or re-duced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of pur-chase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

            Class A Deferred Sales Charge For all Funds, investors who pur-chase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply to in-vestors purchasing $1,000,000 or more of any Fund's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.
               For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is de-rived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are re-deemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.

48  PIMCO Funds: Multi-Manager Series

               The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

            Participating Brokers Investment dealers and other financial in-termediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may partici-pate in a program allowing them access to their clients' accounts for servicing including, without limitation, transfers of regis-tration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.

Deferred
SalesCharge Alternative
-- Class B
Shares
            Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor's pur-chase payment will be invested in shares of the Fund(s) selected. A CDSC will be imposed on Class B shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase pay-ments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC.
               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           Year Since Purchase   Percentage Contingent
           Payment was Made      Deferred Sales Charge
              ----------------------------------------
           First                   5
              ----------------------------------------
           Second                  4
              ----------------------------------------
           Third                   3
              ----------------------------------------
           Fourth                  3
              ----------------------------------------
           Fifth                   2
              ----------------------------------------
           Sixth                   1
              ----------------------------------------
           Seventh                 0*

            *After the seventh year, Class B shares convert into Class A shares as described below.

               In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earli-est purchase payment from which a redemption or exchange has not already been fully effected.
               The following example will illustrate the operation of the
            Class B CDSC:
               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distribu-tions to $11,000. The investor then may redeem up to $1,000 from that


                                                             Prospectus  49

            Fund ($11,000 minus $10,000) without incurring a CDSC. If the in-vestor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.
               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.
               Class B shares are subject to higher distribution fees than
            Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Fund automatically convert into Class A shares after they have been held for seven years.
               For sales of Class B shares made and services rendered to Class
            B shareholders, the Distributor intends to make payments to par-ticipating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating bro-kers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts ex-ceeding thresholds established from time to time by the Distribu-tor.
               The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements --Waiver of Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

Asset Based
Sales
Charge
Alternative --
Class C
Shares Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor's account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Fund(s) selected.
               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


           Year Since Purchase   Percentage Contingent
           Payment was Made      Deferred Sales Charge
              ----------------------------------------
           First                   1
              ----------------------------------------
           Thereafter              0


               In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the ear-liest purchase payment (from which a redemption or exchange has not already been effected).

               The following example will illustrate the operation of the
            Class C CDSC:

               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor's account for that Fund has grown through investment performance and reinvestment of distribu-tions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor's account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.

50  PIMCO Funds: Multi-Manager Series

               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the particular Fund are aggregated, and the current value of all such shares is aggregat-ed. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not au-tomatically convert to any other class of shares of the Funds.

               Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the share-holder purchases Class C shares, of 1.00% (representing .75% dis-tribution fees and .25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such pur-chases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor.

               The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

            Exchange Privilege

            Except with respect to exchanges for shares of Funds for which sales are suspended to new investors, a shareholder may exchange Class A, Class B and Class C shares of any Fund for the same Class of shares of any other Fund in an account with identical registra-tion on the basis of their respective net asset values. Class A, Class B and Class C shares of each Fund may also be exchanged for shares of the same class of another series of the Trust not of-fered in this Prospectus (including the PIMCO Funds Asset Alloca-tion Series portfolios, which are so-called "funds-of-funds" port-folios offered by the Trust) or of a series of PIMCO Funds: Pa-cific Investment Management Series, an affiliated mutual fund fam-ily comprised primarily of fixed income portfolios managed by Pa-cific Investment Management, an affiliate of the Adviser. There are currently no exchange fees or charges. All exchanges, includ-ing exchanges from PIMCO Funds Asset Allocation Series portfolios into other series of the Trust or of PIMCO Funds: Pacific Invest-ment Management Series, are subject to the $2,500 minimum initial purchase requirement for each Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.
               Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926 or, un-less the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Dis-tributor at 1-800-426-0107. The Trust will employ reasonable pro-cedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to act-ing on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone in-structions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in regis-tration information or account privileges may be made in writing to the Transfer Agent, First Data Investor Services Group, Inc., P.O. Box 9688, Providence, RI 02940-0926, or by use of forms which are available from the Distributor. A signature guarantee is re-quired. See "How to Buy Shares--Signature Guarantee." Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves



                                                             Prospectus  51
            the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely affect the Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund.

               Currently, the Trust limits the number of "round trip" ex-
            changes an investor may make. An investor makes a "round trip" ex-change when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current inten-tion of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so at any time. Except as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' ad-vance notice to shareholders of any termination or material modi-fication of the exchange privilege. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-426-0107.
               With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment attributable to capi-tal appreciation and/or reinvested dividends or capital gains dis-tributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Fund from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.
               Investors may also select the PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further infor-mation on automatic exchanges see "How to Buy Shares--PIMCO Funds Auto-Exchange" above.

            How to Redeem

            Class A, Class B or Class C shares may be redeemed through a par-ticipating broker, by telephone, by submitting a written redemp-tion request directly to the Transfer Agent (for non-broker ac-counts), or through an Automatic Withdrawal Plan or PIMCO Funds Fund Link.
               A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. There is no charge by the Distributor (other than an applicable
            CDSC) with respect to a redemption; however, a participating bro-ker who processes a redemption for an investor may charge custom-ary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.

Direct      A shareholder's original account application permits the share-
Redemption  holder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemp-tions) and to elect one or more of the additional redemption pro-cedures described below. A shareholder may change the instructions indicated on his original account application, or may request ad-ditional redemption options, only by transmitting a written direc-tion to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.
               Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently

52  PIMCO Funds: Multi-Manager Series
            been purchased by personal check, redemption proceeds may be with-held until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written     To redeem shares in writing (whether or not represented by certif-
Requests    icates), a shareholder must send the following items to the Trans-
            fer Agent, First Data Investor Services Group, Inc., P.O. Box
            9688, Providence, RI 02940-0926:
                (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Trans-fer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;
                (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share cer-tificate or accompanying stock power, if required, as de-scribed under "How to Buy Shares--Signature Guarantee";
                (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and
                (4) any additional documents which may be required by the
                    Transfer Agent for redemption by corporations, partner-ships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of rec-ord.
               Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account.
            To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer
            Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. This redemption option does not apply to shares held in broker "street name" accounts.
               If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemp-tion request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the adminis-trator for which has an agreement with the Distributor.

Telephone   The Trust accepts telephone requests for redemption of
Redemptions uncertificated shares for amounts up to $50,000 within any 7 cal-
            endar day period, except for investors who have specifically de-clined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guaran-tee. See "How to Buy Shares--Signature Guarantee." Telephone re-demptions will not be accepted during the 30-day period following any change in an account's record address. This redemption option does not apply to shares held in broker "street name" accounts.
               By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be li-able for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his ac-count if the Trust reasonably believes the instructions to be gen-uine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone redemption instructions from any person identifying him-self as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The
            Trust will employ reasonable procedures to confirm that instruc-tions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to acting on a caller's telephone instructions, will provide written confirmations of such transac-tions and will record telephone instructions.



                                                             Prospectus  53

               A shareholder making a telephone redemption should call the
            Distributor at 1-800-426-0107 and state (i) the name of the share-holder as it appears on the Transfer Agent's records, (ii) his ac-count number with the Trust, (iii) the amount to be withdrawn and
            (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange that day. If the redemption request is received after the close of the Exchange, the redemp-tion is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

Fund Link   If a shareholder has established Fund Link, the shareholder may
Redemptions redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link ap-plication by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under "Telephone Redemptions," the Distributor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsi-ble to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third busi-ness day. If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the following business day. Shares purchased by check may not be re-deemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to re-deem shares held in certificated form.
              Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares--
            Signature Guarantee." See "How to Buy Shares--PIMCO Funds Fund
            Link" for information on establishing the Fund Link privilege. The
            Trust may terminate the Fund Link program at any time without no-tice to shareholders. This redemption option does not apply to shares held in broker "street name" accounts.

PIMCO Funds PIMCO Funds Automated Telephone System ("ATS") is an automated
Automated   telephone system that enables shareholders to perform a number of
Telephone   account transactions automatically using a touch-tone telephone.
System      ATS may be used on already-established Fund accounts after you ob-
            tain a Personal Identification Number (PIN) by calling the special
            ATS number: 1-800-223-2413.
            Purchasing Shares. You may purchase shares in amounts up to $100,000 by telephone by calling 1-800-223-2413. You must have es-tablished ATS privileges to link your bank account with the Fund to pay for these purchases.
            Exchanging Shares. With the PIMCO Funds Exchange Privilege, you can exchange shares automatically by telephone from your Fund Link
            Account to another PIMCO Funds account you have already estab-lished by calling 1-800-223-2413. Please refer to "Exchange Privi-lege" for details.
            Redemptions. You may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds di-rectly to your Fund bank account. Please refer to "How to Redeem" for details.

54  PIMCO Funds: Multi-Manager Series

Expedited   If a shareholder has given authorization for expedited wire re-
Wire        demption, shares can be redeemed and the proceeds sent by federal
Transfer    wire transfer to a single previously designated bank account. Re-
Redemptions quests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next deter-mined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system.
            Delivery of the proceeds of a wire redemption request may be de-layed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authoriza-tion is on file, the Trust will honor requests by any person iden-tifying himself as the owner of an account or the owner's broker by telephone at 1-800-426-0107 or by written instructions. The
            Trust cannot be responsible for the efficiency of the Federal Re-serve wire system or the shareholder's bank. The Trust does not currently charge for wire transfers. The shareholder is responsi-ble for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privi-lege. Shares purchased by check may not be redeemed by wire trans-fer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be autho-rized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form.
            To change the name of the single bank account designated to re-ceive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distributors
            LLC, P.O. Box 9688, Providence, RI 02940-0926. See "How to Buy
            Shares--Signature Guarantee." This redemption option does not ap-ply to shares held in broker "street name" accounts.

CertificatedTo redeem shares for which certificates have been issued, the cer-
Shares tificates must be mailed to or deposited with the Trust, duly en-dorsed or accompanied by a duly endorsed stock power or by a writ-ten request for redemption. Signatures must be guaranteed as de-scribed under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary ac-counts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is regis-tered, including indication of any special capacity of the regis-tered owner.

Automatic   An investor who owns or buys shares of a Fund having a net asset
Withdrawal  value of $10,000 or more may open an Automatic Withdrawal Plan and
Plan        have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or you may obtain an Automatic Withdrawal
            Plan application from the Distributor or your broker. If an Auto-matic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record share-holder or to an address other than the address of record, a signa-ture guarantee is required. See "How to Buy Shares--Signature
            Guarantee." Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net as-set value (less any applicable CDSC) to make each withdrawal pay-ment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges."

               Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of pay-ment selected by the shareholder. The Transfer Agent may acceler-ate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fidu-ciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in


                                                             Prospectus  55
            connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of in-come will reduce and possibly exhaust invested principal, espe-cially in the event of a market decline. The maintenance of an Au-tomatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor be-cause of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this rea-son, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an in-vestor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Dis-tributor may terminate or change the terms of the Automatic With-drawal Plan at any time.
               Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own finan-cial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

Redemptions The Trust agrees to redeem shares of each Fund solely in cash up
In Kind to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient man-agement strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the dis-position of the securities received in the distribution.

            Distributor and Distribution and Servicing Plans

            PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of the Adviser, is the principal underwriter of the Trust's shares and in that connection makes distribution and ser-vicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial inter-mediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Dis-tributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, partici-pating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribu-tion and servicing fee is generally paid at the time of sale. Pursuant to a Distribution Agreement with the Trust, with respect to each Fund's Class A, Class B and Class C shares, the Distribu-tor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Class A Servicing Fees As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of .25% (calcu-lated as a percentage of each Fund's average daily net assets at-tributable to Class A shares).

            Class B and Class C Distribution and Servicing Fees As compensa-tion for services rendered and expenses borne by the Distributor in connection with the distribution of Class B and Class C shares of the Trust, and in connection with personal services rendered to Class B and Class C shareholders of the Trust and the maintenance of Class B and

56  PIMCO Funds: Multi-Manager Series

            Class C shareholder accounts, the Trust pays the Distributor ser-vicing and distribution fees up to the annual rates set forth be-low (calculated as a percentage of each Fund's average daily net assets attributable to Class B and Class C shares, respectively):


                      Servicing Distribution
           Fund       Fee       Fee
           ---------------------------------
           All Funds  .25%      .75%


               The Class A servicing fees and Class B and Class C distribution and servicing fees paid to the Distributor are made under Distri-bution and Servicing Plans adopted pursuant to Rule 12b-l under the Investment Company Act of 1940, as amended (the "1940 Act"), and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Distribution and Servicing Plans, the fees are payable to compensate the Distributor for services ren-
            dered even if the amount paid exceeds the Distributor's expenses.
               The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses pri-
            marily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (in-cluding overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or in-troducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than exist-ing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder ac-counts, including compensation to, and expenses (including tele-phone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend pay-ments, who provide information periodically to shareholders show-ing their positions in a Fund's shares, who forward communications from the Trust to shareholders, who render ongoing advice concern-ing the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.
               Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Fund may indirectly support sales and ser-vicing efforts relating to the other Funds' shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund's shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annu-ally based on the relative sales of each class, except for any ex-penses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with re-spect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:


                                                             Prospectus  57

              All Funds(/1/)

                            Servicing Distribution
                            Fee       Fee
              ------------------------------------
           Class A          .25%      N/A
              ------------------------------------
           Class B (/2/)    .25%      None
              ------------------------------------
           Class C
            (purchased
            before July 1,
            1991)           .25%      None
              ------------------------------------
           Class C (/3/)
            (purchased on
            or after July
            1, 1991)        .25%      .65%

            1. Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Ad-visors Funds as/with Funds of the Trust in transactions which took place on January 17, 1997.
            2. Payable only with respect to shares outstanding for one year or more.
            3. Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

               The Distributor may from time to time pay additional cash bo-
            nuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds to-gether or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. In its capacity as administrator for the Funds, PIMCO Advi-sors may pay participating brokers and other intermediaries for sub-transfer agency and other services.
               If in any year the Distributor's expenses incurred in connec-
            tion with the distribution of Class B and Class C shares and, for Class A, Class B and Class C shares, in connection with the ser-vicing of shareholders and the maintenance of shareholder ac-counts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Dis-tribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.
               From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Funds, and in connection with the servicing of Class A, Class B and Class C shareholders of the Funds and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distribu-tor. Class A, Class B and Class C Distribution and Servicing Plans, which are similar to the Trust's current Plans, were in ef-fect prior to January 17, 1997 in respect of series of PIMCO Advi-sors Funds that were predecessors of certain Funds of the Trust. The remaining Funds did not offer Class A, Class B or Class C shares prior to January 17, 1997. As of June 30, 1998, such ex-penses were approximately $11,946,000 in excess of payments under the Class A Plan, $22,563,000 in excess of payments under the Class B Plan and $2,252,000 in excess of payments under the Class C Plan.

            How Net Asset Value Is Determined

            The net asset values of Class A, Class B and Class C shares of each Fund of the Trust will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Ex-change. Net asset value will not be determined on days on which the Exchange is closed.
               Portfolio securities and other assets for which market quota-
            tions are readily available are stated at market value. Fixed in-come securities are normally valued on the basis of quotations ob-tained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trad-ing in similar groups of securities,

58  PIMCO Funds: Multi-Manager Series
            yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income secu-rities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a matu-rity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direction.

               Quotations of foreign securities in foreign currency are con-
            verted to U.S. dollar equivalents using foreign exchange quota-tions received from independent dealers. The calculation of the net asset value of the International and Precious Metals Funds may not take place contemporaneously with the determination of the prices of certain portfolio securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information de-rived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur be-tween the time their prices are determined and the close of regu-lar trading on the Exchange (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser or a Sub-Adviser and approved in good faith by the Board of Trustees.
               Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses spe-cially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Funds that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a result of the daily expense accruals of the distribution fee applicable to the Class B and Class C shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by ap-proximately the amount of the expense accrual differential between a particular Fund's classes.

            Distributions

            Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of Class A, Class B and Class C shares. Net investment income from interest and div-idends, if any, will be declared and paid quarterly to sharehold-ers of record by the Equity Income, Renaissance, Value and Bal-anced Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Growth, Target, Opportunity, Capital Apprecia-tion, Mid-Cap Growth, Value 25, Small-Cap Value, Tax-Efficient Eq-uity, International, Innovation and Precious Metals Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently.
               All dividends and/or distributions will be paid in the form of additional shares of the class of shares of the Fund to which the dividends and/or distributions relate or, at the election of the shareholder, of another Fund or other series of the Trust or of PIMCO Funds: Pacific Investment Management Series as described be-low, at net asset value, unless the shareholder elects to receive cash (either paid to shareholders directly or credited to their account with their participating broker). If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's


                                                             Prospectus  59
            distributions will automatically be invested in the Money Market Fund of PIMCO Funds: Pacific Investment Management Series, until such shareholder is located. Dividends paid by each Fund with re-spect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a re-sult of the distribution fee applicable to Class B and Class C shares. There are no sales charges on reinvested dividends.
               Class A, Class B and Class C shareholders of the Trust may elect to invest dividends and/or distributions paid by any Fund in shares of the same class of any other Fund, another series of the Trust (such as a PIMCO Funds Asset Allocation Series portfolio), or a series of PIMCO Funds: Pacific Investment Management Series which offers such class of shares at net asset value. The share-holder must have an account existing in the Fund or series se-lected for investment with the identical registered name and ad-dress and must elect this option on the account application, on a form provided for that purpose or by a telephone request to the Distributor at 1-800-426-0107. For further information on this op-tion, contact your broker or call the Distributor at 1-800-426-0107.

            Taxes

            Each Fund intends to qualify as a regulated investment company an-nually and to elect to be treated as a regulated investment com-pany under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain divi-dends, exempt-interest dividends, if any, and dividends that rep-resent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends designated by a Fund as cap-ital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain (generally subject to a 20% tax rate for shareholders who are individuals) except as provided by an appli-cable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain generally may be charac-terized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them. Dividends, if any, derived from interest on certain U.S. Govern-ment securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities may not be so exempt. While the Tax-Efficient Equity Fund seeks to minimize taxable distributions, the Fund may be expected to earn and dis-tribute taxable income and may also be expected to realize and distribute capital gains from time to time.
               Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero-coupon security to accrue as income each year a portion of the discount at which the security was pur-chased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind se-curities will give rise to income which is required to be distrib-uted and is taxable even though the Fund holding the security re-ceives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securi-ties (including certain pay-in-kind securities) issued after July 10, 1989 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains

60  PIMCO Funds: Multi-Manager Series
            or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may re-ceive a larger capital gain distribution, if any, than they would in the absence of such transactions.

               Taxable shareholders should note that the timing of their in-
            vestment or redemptions could have undesirable tax consequences. Dividends and distributions on a Fund's shares are generally sub-ject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a re-turn of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

               As discussed above under "Characteristics and Risks of Securi-
            ties and Investment Techniques--Investment in Investment Compa-nies," each Fund may invest in the securities of other investment companies. Investments in other investment companies may increase the amount of taxes payable by shareholders of the Funds. For more information on the tax consequences of such investments, see "Tax-ation" in the Statement of Additional Information.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Addi-tional Information.

            Management of the Trust

            The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Addi-tional Information under the heading "Management of the Trust."

Investment
Adviser PIMCO Advisors serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advi-sors provides investment management and advisory services to pri-vate accounts of institutional and individual clients and to mu-tual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of December 31, 1998 were approxi-mately $244.2 billion. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Hold-ing LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company con-trolled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the gov-ernance powers of the general partner and serves as the functional equivalent of a board of directors. PIMCO Advisors' address is 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advi-sors is registered as an investment adviser with the Securities and Exchange Commission. PIMCO Advisors currently has seven sub-sidiary investment adviser partnerships, the following six of which manage one or more of the Funds: Blairlogie, Cadence, Colum-bus Circle, NFJ, Pacific Investment Management and Parametric. On or about April 30, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie. See "Sub-Advisers--Blairlogie" below.
               Under the investment advisory agreement, PIMCO Advisors, sub-
            ject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investment of the Funds. PIMCO Advisors also fur-nishes to the Board of Trustees periodic reports on the investment performance of each Fund.


                                                             Prospectus 61

PIMCO Funds: Multi-Manager Series

            Pursuant to portfolio management agreements, PIMCO Advisors em-
            ploys separate firms to serve as Sub-Advisers for the Funds, ex-
Sub-        cept that PIMCO Equity Advisors manages the Growth, Target, Oppor-
Advisers    tunity and Innovation Funds. Each such firm is an affiliate of
            PIMCO Advisors except for Van Eck, which serves as Sub-Adviser for the Precious Metals Fund. PIMCO Advisors (and not the Funds or the
            Trust) compensates the Sub-Advisers it retains from its advisory fee. Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, or, for the Balanced Fund, with respect to the portion of the Fund's assets allocated to the Sub-Adviser for investment, and makes all determinations respecting the purchase and sale of a Fund's securities and other investments. If a separate firm ceases to serve as Sub-Adviser for a Fund, PIMCO Advisors will either as-sume full responsibility for the management of that Fund, or re-tain a new sub-adviser subject to the approval of the Trustees and, if required, the Fund's shareholders.

            PIMCO Equity Advisors manages the Growth, Target, Opportunity and Innovation Funds. PIMCO Equity Advisors is a division of PIMCO Ad-visors and provides investment management and advisory services primarily to equity-oriented mutual funds and other institutional clients. Information about PIMCO Advisors is provided above under "Investment Adviser." Prior to March 5, 1999, Columbus Circle served as Sub-Adviser for the Growth, Target, Opportunity and In-novation Funds.

               PIMCO Equity Advisors specializes in fundamental research that identifies characteristics of wealth creating businesses. The pri-mary investment style is quality growth within various market cap-italization ranges--small-cap, mid-cap and large-cap. PIMCO Equity Advisors seeks to identify quality growth companies using proprie-tary research and the execution of a disciplined investment proc-ess.

               Kenneth W. Corba, a Managing Director and Chief Investment Of-
            ficer of PIMCO Equity Advisors, is primarily responsible for the day-to-day portfolio management of the Growth and Target Funds. Mr. Corba has 14 years' investment management experience. Mr. Corba was most recently Chief Investment Officer of Eagle Asset Management, and prior to that he was a principal and a Senior Vice President at Stein Roe and Farnham Inc. Mr. Corba received his bachelor's degree and MBA from the University of Michigan. He is a Chartered Financial Analyst. Michael F. Gaffney, a Managing Direc-tor of PIMCO Equity Advisors, is primarily responsible for the day-to-day portfolio management of the Opportunity Fund. He has 11 years' investment management experience. Mr. Gaffney previously served as a Senior Vice President of Alliance Capital Management L.P. He received his bachelor's degree from St. John's University and his MBA from New York University. Dennis P. McKechnie, a Port-folio Manager at PIMCO Equity Advisors, has primary responsibility for the day-to-day portfolio management of the Innovation Fund. He previously shared responsibility for the Fund as a Portfolio Man-ager at Columbus Circle. Mr. McKechnie has 8 years' investment management experience. He received his bachelor's degree from Pur-due University and his MBA from Columbia University. As discussed below under "Columbus Circle," John K. Schneider is expected to assume primary responsibility for the day-to-day portfolio manage-ment of the Renaissance Fund on or about May 7, 1999. Mr. Schnei-der previously served as a partner and Portfolio Manager of Schneider Capital Management. He has 13 years' investment manage-ment experience. He graduated from Lehigh University and is a Chartered Financial Analyst.

            Columbus Circle manages the Renaissance Fund.* Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervi-sory partner, and Columbus Circle Investors Management Inc. as the managing partner. The predecessors of Columbus Circle, including the Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of December 31, 1998 of ap-proximately $9.6 billion. Columbus Circle's address is Metro Cen-ter, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the Securities and Exchange Commission.

            ------

            *On or about May 7, 1999, PIMCO Equity Advisors will assume full portfolio management responsibility for the Renaissance Fund under the terms of the Trust's investment advisory agreement with PIMCO Advisors. John K. Schneider is expected to assume responsibility for the day-to-day management of the Fund. Information about PIMCO Equity Advisors and Mr. Schneider is provided above under "PIMCO Equity Advisors."

               At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This the-ory asserts that a good company doing better than generally ex-pected will experience a rise in its stock price, and conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Renaissance Fund with a view to investing in growing companies that are surprising the market with business results that are better than anticipated.

               Investment decisions made by Columbus Circle are generally made by one or more committees, although Clifford G. Fox has primary responsibility for the day-to-day management of the Renaissance Fund. Mr. Fox, a Managing Director of Columbus Circle, has 17 years' investment management experience. He received his bache-lor's degree from the University of Pennsylvania and his MBA from New York University, and he is a Chartered Financial Analyst.

            Cadence manages the Capital Appreciation and Mid-Cap Growth Funds, as well as a portion of the Common Stock Segment of the Balanced Fund (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners:
            PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence Capital Manage-ment Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had com-bined assets as of December 31, 1998 of approximately $7.4 bil-lion. Cadence's address is Exchange Place, 53 State Street, Bos-ton, Massachusetts 02109. Cadence is registered as an investment adviser with the Securities and Exchange Commission.
               David B. Breed, William B. Bannick, Katherine A. Burdon and Pe-
            ter B. McManus are primarily responsible for the day-to-day man-agement of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 25 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence or its predecessor since its inception. Mr. Breed graduated from the Uni-versity of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Ca-dence and has 13 years' investment management experience. He pre-viously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Invest-ment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has 10 years' investment man-agement experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford Uni-versity and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certi-fied Public Accountant. Mr. McManus is Director of Fund Management of Cadence and has 21 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. Mc-Manus joined Cadence in 1994. He graduated from the University of Massachusetts, and he is certified as a Financial Planner.

            NFJ manages the Equity Income, Value, Value 25 and Small-Cap Value Funds, as well as a portion of the Common Stock Segment of the Balanced Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing part-ner. NFJ Investment Group, Inc., the predecessor investment ad-viser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 1998 of approximately $2.4 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dal-las, Texas 75201. NFJ is registered as an investment adviser with the Securities and Exchange Commission.
               Chris Najork and Benjamin Fischer are responsible for the day-
            to-day management of the Equity Income Fund and the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ. Mr. Najork is a Managing Director and a founding partner of NFJ and has 30 years' experience encompassing equity research and portfo-lio management. He received his bachelor's degree and MBA from Southern Methodist University, and he is a Chartered


                                                             Prospectus  63

            Financial Analyst. Mr. Fischer is a Managing Director and a found-ing partner of NFJ and has 32 years' experience encompassing eq-uity research and portfolio management. He received his bachelor's degree from Oklahoma University and his MBA from the New York Uni-versity Graduate School of Business. He is a Chartered Financial Analyst. Messrs. Najork, Fischer and Paul A. Magnuson are primar-ily responsible for the day-to-day management of the Value Fund and the Small-Cap Value Fund. Mr. Magnuson, a research analyst at NFJ, has 13 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln. Messrs. Najork, Fischer and Cliff Hoover are primarily responsible for the day-to-day management of the Value 25 Fund. Mr. Hoover is a principal at NFJ and has 24 years' experience in portfolio management and banking. He received his bachelor's degree and MBA from Texas Tech University. He is a Chartered Financial Analyst.

            Blairlogie manages the International Fund. Blairlogie is an in-vestment management firm, organized as a limited partnership under the laws of the United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limit-ed, a wholly owned subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is Pa-cific Asset Management LLC (a subsidiary of Pacific Life Insurance Company), and the limited partners of which are the principal ex-ecutive officers of Blairlogie Capital Management. Blairlogie Cap-ital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of December 31, 1998 of approxi-mately $900 million. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is regis-tered as an investment adviser with the Securities and Exchange Commission in the United States and with the Investment Management Regulatory Organisation in the United Kingdom.
               James Smith is primarily responsible for the day-to-day manage-
            ment of the International Fund. Mr. Smith is a Managing Director and the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of six professionals who, in turn, specialize in selection of stocks within Europe, Asia, and the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

               It is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie to subsidiaries of Al-leghany Asset Management, Inc. on or about April 30, 1999 (the "Blairlogie Transaction"). The Blairlogie Transaction is subject to a number of conditions. PIMCO Advisors has determined to con-tinue to retain Blairlogie as Sub-Adviser of the Fund subsequent to the Blairlogie Transaction pursuant to a new portfolio manage-ment agreement between PIMCO Advisors and Blairlogie. This Pro-spectus will be supplemented or revised if these events do not oc-cur substantially in accordance with the schedule outlined above.

            Pacific Investment Management manages the Fixed Income Securities Segment of the Balanced Fund. Pacific Investment Management is an investment management firm organized as a general partnership. Pa-cific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the manag-ing partner. Pacific Investment Management Company, the predeces-sor investment adviser to Pacific Investment Management, commenced operations in 1971. Pacific Investment Management had approxi-mately $158 billion of assets under management as of December 31, 1998. Pacific Investment Management's address is 840 Newport Cen-ter Drive, Suite 300, Newport Beach, California 92660. Pacific In-vestment Management is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the CFTC.
               William H. Gross is responsible for the day-to-day management of the Fixed Income Securities Segment of the Balanced Fund. Mr. Gross is a founder and a Managing Director of Pacific Investment Management and has been associated with Pacific Investment Manage-ment or its predecessor for more than 28 years. He has extensive investment experience in both credit research and fixed income portfolio management. He received his bachelor's degree

64  PIMCO Funds: Multi-Manager Series
            from Duke University and his MBA from UCLA Graduate School of Business. Mr. Gross is a Chartered Financial Analyst and a member of The Los Angeles Society of Financial Analysts.

            Parametric manages the Tax-Efficient Equity Fund. Parametric is an investment management firm organized as a general partnership. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts man-aged by Parametric had combined assets as of December 31, 1998 of approximately $3.4 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Paramet-ric is registered as an investment adviser with the Securities and Exchange Commission and as a commodity trading adviser with the CFTC.

               David Stein, Tom Seto and Cliff Quisenberry are primarily re-
            sponsible for the day-to-day management of the Tax-Efficient Eq-uity Fund. Mr. Stein is a Managing Director of Parametric and has been associated with Parametric since June of 1996. He also di-rects research and product development for Parametric. Mr. Stein graduated with bachelor's and master's degrees in Applied Mathe-matics from the University of Witwatersrand, South Africa, and re-ceived a Ph.D. in Applied Mathematics from Harvard University. Prior to joining Parametric, Mr. Stein served as the Director of Investment Research at GTE Investment Management, Director of Ac-tive Equity Strategies at the Vanguard Group, and Director of Quantitative Portfolio Management and Research at IBM. Mr. Seto is a Vice President of Parametric and has 7 years of experience in managing structured equity portfolios. Prior to joining Paramet-ric, he served as the Head of U.S. Equity Index Investments at Barclays Global Investors. Mr. Seto graduated from the University of Washington with a bachelor's degree in Electrical Engineering, and from the University of Chicago with an MBA in Finance. Mr. Quisenberry, a Vice President of Parametric, has 9 years' experi-ence as a Portfolio Manager and has been with Parametric since 1994. He previously served as a Vice President and Portfolio Man-ager at Cutler & Co., and as a Security Analyst and Portfolio Man-ager at Fred Alger Management. Mr. Quisenberry graduated from Yale University with a bachelor's degree in Economics. He is a Chart-ered Financial Analyst.

            Van Eck is an unaffiliated investment adviser that manages the Precious Metals Fund. Van Eck is a Delaware corporation which, to-gether with its affiliates, provides investment advisory services to other mutual funds and to private accounts. Van Eck is con-trolled by John C. van Eck who, along with members of his immedi-ate family, owns 100% of the stock of Van Eck. Accounts managed by Van Eck had combined assets as of December 31, 1998 of approxi-mately $1.1 billion. Van Eck's address is 99 Park Avenue, New York, NY 10001. Van Eck is registered as an investment adviser with the Securities and Exchange Commission.
               Henry J. Bingham, Executive Managing Director of Van Eck, has
            served as the portfolio manager responsible for the day-to-day management of the Precious Metals Fund since the Fund commenced operations.

            Registration as an investment adviser with the Securities and Ex-change Commission does not involve supervision by the Securities and Exchange Commission over investment advice, and registration with the CFTC as a commodity trading adviser does not involve su-pervision by the CFTC over commodities trading. The portfolio man-agement agreements are not exclusive, and Columbus Circle, Ca-dence, NFJ, Blairlogie, Pacific Investment Management, Parametric and Van Eck may provide, and currently are providing, investment management services to other clients, including other investment companies.

Fund
Administrator
            PIMCO Advisors also serves as administrator (the "Administrator") for the Funds' Class A, Class B and Class C shares pursuant to an administration agreement with the Trust. The Administrator pro-vides or procures administrative services for Class A, Class B and Class C shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to


                                                             Prospectus  65
            provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the or-dinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospec-tuses and shareholder reports for current shareholders.

               The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of bor-rowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Sub-Adviser or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting prin-ciples; and (viii) any expenses allocated or allocable to a spe-cific class of shares, which include distribution and/or service fees payable with respect to Class A, Class B and Class C shares, and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees.

            The Funds feature fixed advisory and administrative fees. For pro-viding or arranging for the provision of investment advisory serv-ices to the Funds as described above, PIMCO Advisors receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:
Advisory
and
Administrative
Fees


                                    Advisory
           Fund                     Fee Rate
              ------------------------------
           Capital Appreciation,
            Mid-Cap Growth, Equity
            Income, Value, Tax-
            Efficient Equity and
            Balanced Funds          .45%
              ------------------------------
           Growth and Value 25
            Funds                   .50%
              ------------------------------
           Target and Interna-
            tional Funds            .55%
              ------------------------------
           Renaissance, Small-Cap
            Value and Precious
            Metals Funds            .60%
              ------------------------------
           Opportunity and Innova-
            tion Funds              .65%


               For providing or procuring administrative services to the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares as follows:


                                 Administrative
           Fund                  Fee Rate
              ------------------------------------------------------------
           Precious Metals Fund  .45% of first $2.5 billion
                                 .40% of amounts in excess of $2.5 billion
              ------------------------------------------------------------
           International Fund    .65% of first $2.5 billion
                                 .60% of amounts in excess of $2.5 billion
              ------------------------------------------------------------
           All Other Funds       .40% of first $2.5 billion
                                 .35% of amounts in excess of $2.5 billion

               The investment advisory, administration and sub-administration agreements for the Funds may be terminated by the Trustees, or by PIMCO Advisors or Pacific Investment Management (as the case may
            be) on 60 days' written notice. In addition, these agreements may be terminated with regard to the Growth, Target, Opportunity,
            Renais     -

66  PIMCO Funds: Multi-Manager Series
            sance, International, Innovation and Precious Metals Funds by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors, or Pacific Investment Management (as the case may be) on 60 days' written notice. Following their initial terms, the agreements will continue from year-to-year if approved by the Trustees.

               Pursuant to the portfolio management agreements between the Ad-
            viser and the Sub-Advisers listed below, PIMCO Advisors (and not the Funds or the Trust) pays each Sub-Adviser a fee based on a percentage of the average daily net assets of the noted Funds as follows: Columbus Circle--.38% for the Renaissance Fund; Cadence-- .35% for the Capital Appreciation Fund, .35% for the Mid-Cap Growth Fund and .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to Cadence; NFJ--.35% for the Eq-uity Income Fund, .35% for the Value Fund, .40% for the Value 25 Fund, .50% for the Small-Cap Value Fund and .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ; Blairlogie--.40% for the International Fund; Pacific Investment Management-- .25% for the Fixed Income Securities Segment of the Balanced Fund; Parametric--.35% for the Tax-Efficient Equity Fund; and Van Eck--.35% for the Precious Metals Fund. PIMCO Advisors does not retain a separate firm to serve as Sub-Adviser for the Growth, Target, Opportunity and Innovation Funds, and retains all of the advisory fees it earns from those Funds.

Portfolio
TransactionsThe Adviser or, pursuant to the portfolio management agreements, a
            Sub-Adviser places orders for the purchase and sale of portfolio investments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of port-folio securities for the accounts of the Funds, the Adviser and the Sub-Advisers will seek the best price and execution of the Fund's orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the trans-action. The Adviser and Sub-Advisers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

               Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or the Sub-Advisers. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securi-ties will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particu-larly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allo-cation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of the Adviser or a Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or a Sub-Adviser may aggregate or-ders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction ex-pense are averaged either for the particular transaction or for that day.

            Description of the Trust

Capitalization
            The Trust was organized as a Massachusetts business trust on Au-gust 24, 1990, and currently consists of twenty-eight portfolios that are operational, fifteen of which are described in this Pro-spectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfo-lios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.
               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held liable for the obligations of the Trust. How-ever, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims share-holder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obliga-tion or instrument entered into or executed by the Trust or the Trustees.



                                                             Prospectus  67

            The Declaration of Trust also provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a share-holder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Multiple    In addition to Class A, Class B and Class C shares, certain Funds
Classesof   also offer Class D, Institutional Class and Administrative Class
Shares      shares through separate prospectuses. See "Alternative Purchase
            Arrangements." These other classes of shares of the Funds may have different sales charges and expense levels, which will affect per-formance accordingly. This Prospectus relates only to Class A, Class B and Class C shares of the Funds.
               Class A, Class B and Class C shares of each Fund represent in-
            terests in the assets of that Fund, and each class has identical dividend, liquidation and other rights and the same terms and con-ditions, except that expenses related to the distribution and shareholder servicing of Class A, Class B and Class C shares are borne solely by such class and each class may, at the Trustees' discretion, also pay a different share of other expenses, not in-cluding advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actu-ally incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in rela-tion to the net asset value of the particular Fund.

Voting
            Each class of shares of each Fund has identical voting rights, ex-cept that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any Distribu-tion and Servicing Plan or agreement applicable only to that class. These shares are entitled to vote at meetings of sharehold-ers. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have de-termined that the matter does not affect all Funds, then only shareholders of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote to-gether, except with respect to a Distribution and Servicing Plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as de-clared by the Trustees and, in liquidation of the Trust, are enti-tled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of share-holders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

               Shares entitle their holders to one vote per share (with pro-
            portionate voting for fractional shares). As of March 10, 1999, the Trust believes that there were no shareholders of record of 25% or more of the outstanding voting securities of any Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) pres-ent at a meeting, if the holders of more than 50% of the outstand-ing shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).


68  PIMCO Funds: Multi-Manager Series

            Mailings to Shareholders

            To reduce the volume of mail shareholders receive, it is antici-pated that only one copy of most Trust reports, such as the Trust's annual reports, will be mailed to a shareholder's house-hold (same surname, same address). A shareholder may call 1-800-426-0107 if additional shareholder reports are desired.



                                                             Prospectus  69

PIMCO Funds:
Multi-Manager
Series

--------------------------------------------------------------------------------
INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA 92660

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS
Columbus Circle Investors, Cadence Capital Management, NFJ Investment Group, Blairlogie Capital Management, Pacific Investment Management Company,
Parametric Portfolio Associates, Van Eck Associates Corporation

--------------------------------------------------------------------------------
DISTRIBUTOR
PIMCO Funds Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

--------------------------------------------------------------------------------
CUSTODIAN
Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, MO 64105

--------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT
Shareholder Services, Inc., P.O. Box 5866, Denver, CO 80217

--------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

--------------------------------------------------------------------------------
LEGAL COUNSEL
Ropes & Gray, One International Place, Boston, MA 02110

--------------------------------------------------------------------------------
For further information about the PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.pimcofunds.com.

                                                                     P I M C O
                                                                     ---------
                                                                         FUNDS

                           PIMCO Funds is on the Web
                     w w w . p i m c o f u n d s . c o m

A Partial List of What's Available:

Daily Manager Commentary

Fund Manager Bios

Current and Historical Fund Performance

Lipper Rankings

Morningstar Ratings

Listing of Fund Porfolio Holdings

Risk Analysis

Daily Share Prices

Downloadable Literature Section

On-line Literature Requests

Resources for Investment Professionals

PIMCO Funds Distributors LLC is pleased to announce the launch of its Web site. You and your financial advisor now have around-the-clock access to the most timely and comprehensive information available on all of the PIMCO Funds. In addition, the site includes daily commentary from our fund managers, with insights on the economy and other factors affecting the stock and bond markets.

                            [GRAPHIC APPEARS HERE]

You'll find the site to be informative and easy-to-use. It's divided into three main sections: Investment Insight, Fund Information and Resources. And there are several functions that can help you navigate your way around the site. We can be found on the Worldwide Web at www.pimcofunds.com.

                            [GRAPHIC APPEARS HERE]


Investment Insight

The Investment Insight section provides an overview of six of the investment management firms under the PIMCO Advisors L.P. umbrella. You'll find an explanation of each firm's investment process, biographies of the investment team, manager updates and more.

                            [GRAPHIC APPEARS HERE]
Fund Information

In the Fund Information section you'll access detailed profiles of all the PIMCO Funds, including current and historical performance, Lipper rankings and Morningstar ratings. Additionally, we provide a summary of a fund's portfolio' complete with risk analysis data. You can also obtain daily fund share prices. Please read the relevant prospectus carefully before you invest in any PIMCO Fund.

                            [GRAPHIC APPEARS HERE]

Resources

Our Resources section features a variety of useful information, including:

 . an on-line document library with applications and forms that you can view and print

 . a literature-by-mail "catalog," so you can order free materials

 . information about our convenient shareholder services, such as Auto-Invest, Fund Link and our 24-Hour Telephone Information System

 . a listing of the features and benefits of the retirement plans offered by PIMCO Funds

 . a feature--"My Portfolio"--which enables you to track your portfolio (including PIMCO Funds, other funds, stocks, futures and options), get detailed stock quotes and more.

Questions?

We're sure you'll find the PIMCO Funds Web site to be an invaluable tool. If you have any questions about the site, call us at 1-800-426-0107. Or, use the e-mail feature of the site to contact us.

                                                                     P I M C O
                                                                     ---------
                                                                         FUNDS

                       PIMCO FUNDS: MULTI-MANAGER SERIES

                      Supplement Dated April 1, 1999
                                    to the
                        Prospectus for Class A, Class B

                  and Class C Shares Dated April 1, 1999

                            Disclosure relating to
                    PIMCO International Developed Fund and
                          PIMCO Emerging Markets Fund

 This document supplements the PIMCO Funds: Multi-Manager Series (the "Trust") Prospectus for Class A, Class B and Class C Shares dated April 1, 1999 (the "Retail Prospectus").

  In addition to the diversified investment portfolios described in the Retail Prospectus, the Trust also offers Class A and Class C shares of PIMCO International Developed Fund and PIMCO Emerging Markets Fund (the "Funds"). Existing Class A and Class C shareholders of the Funds and participants in certain qualified benefits plans that own Class A or Class C shares of the Funds as of April 1, 1999 may purchase additional shares. Otherwise, shares of the Funds are not available for investment or exchanges. See "Purchase, Redemption and Exchange Information" below.

1. Schedule of Fees (applicable to both Funds).

Shareholder Transaction Expenses:

                                                               Class A Class C
                                                               Shares  Shares
                                                               ------- -------
Maximum initial sales charge imposed on purchases (as a
 percentage of offering price at time of purchase)............  5.50%   None
Maximum sales charge imposed on reinvested dividends (as a
 percentage of offering price at time of purchase)............   None   None
Maximum contingent deferred sales charge ("CDSC") (as a
 percentage of original purchase price) ......................   1%(1)  1%(2)
Exchange Fee..................................................   None   None

--------
1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase. See "Alternative Purchase Arrangements" in the Retail Prospectus.
2. The CDSC on Class C shares is imposed only on shares redeemed in the first year.

Class A Shares                                                        Example: You would pay
                                                                      the following expenses        Example: You would pay
                                                                      on a $1,000 investment        the following expenses
                         Annual Fund                                  assuming (1) 5% annual        on a $1,000 investment
                         Operating Expenses                           return and (2)                assuming (1) 5% annual
                         (As a percentage of average net              redemption at the end         return and (2) no
                         assets):                                     of each time period:          redemption:
-------------------------------------------------------------------   --------------------------------------------------------------
                                                   Total
                                  Admini-          Fund
                         Advisory strative 12b-1   Operating           1    3     5     10    1    3     5     10
Fund                     Fees     Fees(1)  Fees(2) Expenses            Year Years Years Years Year Years Years Years
-------------------------------------------------------------------   --------------------------------------------------------------
International Developed    .60%     .65%     .25%    1.50%            $69  $100  $132  $224  $69  $100  $132  $224
Emerging Markets           .85      .65      .25     1.75              72   107   145   250   72   107   145   250

Class C Shares                                                        Example: You would pay
                                                                      the following expenses        Example: You would pay
                                                                      on a $1,000 investment        the following expenses
                         Annual Fund                                  assuming (1) 5% annual        on a $1,000 investment
                         Operating Expenses                           return and (2)                assuming (1) 5% annual
                         (As a percentage of average net              redemption at the end         return and (2) no
                         assets):                                     of each time period:          redemption:
-------------------------------------------------------------------   --------------------------------------------------------------
                                                   Total
                                  Admini-          Fund
                         Advisory strative 12b-1   Operating          1    3     5     10    1    3     5     10
Fund                     Fees     Fees(1)  Fees(2) Expenses           Year Years Years Years Year Years Years Years
-------------------------------------------------------------------   --------------------------------------------------------------
International Developed    .60%     .65%    1.00%    2.25%            $33   $70  $120  $258  $23   $70  $120  $258
Emerging Markets           .85      .65     1.00     2.50              35    78   133   284   25    78   133   284

--------
(1) The Administrative Fees for each Fund are subject to reduction to the extent that the average net assets attributable in the aggregate to the Fund's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Trust--Advisory and Administrative Fees" below.
(2) 12b-1 fees which are equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to participating brokers, certain banks and other financial intermediaries. 12b-1 fees which exceed .25% represent aggregate distribution and servicing fees. See "Distributor and Distribution and Servicing Plans" in the Retail Prospectus.

The purpose of the foregoing tables is to assist investors in understanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A and Class C shareholders of the Funds. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class C shares, a Class C shareholder of a Fund may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.

NOTE: The figures shown in the Examples are entirely hypothetical. They are not representations of past or future performance or expenses; actual performance and/or expenses may be more or less than shown.

2. Financial Highlights.

  The following financial highlights present certain information and ratios as well as performance information for the Funds. Certain information provided below is included in the June 30, 1998 PIMCO Funds Annual Report (relating to Class A, B and C shares) and has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is also included in such Annual Report. Information for the periods ended December 31, 1998 is included in the December 31, 1998 PIMCO Funds Semi-Annual Report (relating to Class A, B and C shares) and is unaudited. The Annual Report and Semi-Annual Report are incorporated by reference in the Statement of Additional Information and may be obtained without charge from the Distributor. Financial Statements and related notes are also incorporated by reference in the Statement of Additional Information.

                                                                  Total                 Dividends  Distributions Distributions
                         Net Asset                Net Realized/   Income     Dividends  in Excess  From Net      in Excess
                         Value     Net            Unrealized Gain From       From Net   of Net     Realized      of Net
Selected Per Share Data  Beginning Investment     (Loss) on       Investment Investment Investment Capital       Realized
for the Period Ended:    of Period Income (Loss)  Investments     Operations Income     Income     Gains         Capital Gains
------------------------------------------------------------------------------------------------------------------------------
International Developed
 Fund
Class A
 12/31/98+                $ 14.26     $(0.03)(a)      $(0.07)(a)   $ (0.10)    $ 0.00     $ 0.00      $(0.15)       $ 0.00
 06/30/98                   13.08       0.18 (a)        1.68 (a)      1.86      (0.10)      0.00       (0.58)         0.00
 01/20/97--06/30/97         11.71       0.09 (a)        1.28 (a)      1.37       0.00       0.00        0.00          0.00
Class C
 12/31/98+                  14.15      (0.08)(a)       (0.08)(a)     (0.16)      0.00       0.00       (0.15)         0.00
 06/30/98                   13.06       0.02 (a)        1.71 (a)      1.73      (0.06)      0.00       (0.58)         0.00
 01/20/97--06/30/97         11.71       0.06 (a)        1.29 (a)      1.35       0.00       0.00        0.00          0.00
Emerging Markets Fund
Class A
 12/31/98+                $ 10.12     $ 0.03 (a)      $(1.71)(a)   $ (1.68)    $(0.05)    $ 0.00      $ 0.00        $ 0.00
 06/30/98                   13.94       0.03 (a)       (3.85)(a)     (3.82)      0.00       0.00        0.00          0.00
 01/20/97--06/30/97         12.82       0.09 (a)        1.03 (a)      1.12       0.00       0.00        0.00          0.00
Class C
 12/31/98+                  10.02       0.00 (a)       (1.70)(a)     (1.70)      0.00       0.00        0.00          0.00
 06/30/98                   13.89      (0.06)(a)       (3.81)(a)     (3.87)      0.00       0.00        0.00          0.00
 01/20/97--06/30/97         12.82       0.04 (a)        1.03 (a)      1.07       0.00       0.00        0.00          0.00
                         Distributions
Selected Per Share Data  from
for the Period Ended:    Equalization
------------------------------------------------------------------------------------------------------------------------------
International Developed
 Fund
Class A
 12/31/98+                  $ 0.00
 06/30/98                     0.00
 01/20/97--06/30/97           0.00
Class C
 12/31/98+                    0.00
 06/30/98                     0.00
 01/20/97--06/30/97           0.00
Emerging Markets Fund
Class A
 12/31/98+                  $ 0.00
 06/30/98                     0.00
 01/20/97--06/30/97           0.00
Class C
 12/31/98+                    0.00
 06/30/98                     0.00
 01/20/97--06/30/97           0.00

                                                                                             Ratio of Net
                                                                                  Ratio of   Investment
                         Tax Basis               Net Asset          Net Assets    Expenses   Income (Loss) Portfolio
Selected Per Share Data  Return of Total         Value End Total    End of        to Average to Average    Turnover
for the Period Ended:    Capital   Distributions of Period Return   Period (000s) Net Assets Net Assets    Rate
--------------------------------------------------------------------------------------------------------------------
International Developed
 Fund
Class A
 12/31/98+                $ 0.00      $ (0.15)    $ 14.01   (0.67)%    $1,494        1.54%*      (0.40)%*      20%
 06/30/98                   0.00        (0.68)      14.26   15.49       1,061        1.57         1.38         60
 01/20/97--06/30/97         0.00         0.00       13.08   11.70         318        1.54*        1.74*        77
Class C
 12/31/98+                  0.00        (0.15)      13.84   (1.10)      6,034        2.34*       (1.27)*       20
 06/30/98                   0.00        (0.64)      14.15   14.38       6,363        2.25         0.19         60
 01/20/97--06/30/97         0.00         0.00       13.06   11.53       2,526        2.28*        1.07*        77
Emerging Markets Fund
Class A
 12/31/98+                $ 0.00      $ (0.05)    $  8.39  (16.63)%    $  408        1.80%*       0.65%*       23%
 06/30/98                   0.00         0.00       10.12  (27.40)        426        1.78         0.25         52
 01/20/97--06/30/97         0.00         0.00       13.94    8.74         214        1.89*        1.52*        74
Class C
 12/31/98+                  0.00         0.00        8.32  (16.97)        711        2.55*       (0.06)*       23
 06/30/98                   0.00         0.00       10.02  (27.86)      1,169        2.54        (0.54)        52
 01/20/97--06/30/97         0.00         0.00       13.89    8.35       1,833        2.63*        0.66*        74

--------

 + Unaudited
 * Annualized
(a) Per share amounts based upon average number of shares outstanding during the period.

3. Investment Objectives and Policies.

  The investment objective and general investment policies of the Funds are described below. There can be no assurance that the investment objective of either Fund will be achieved. Because the market value of the Funds' investments will change, the net asset value per share of the Funds also will vary. The investment objective of each of the International Developed and Emerging Markets Funds is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of the Fund.

  International Developed Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of international equity securities. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of the EAFE Index. Under normal market conditions, the Fund will invest no more than 35% of its assets in securities issued by companies located in countries that the Sub-Adviser determines, on the basis of market capitalization, liquidity, and other considerations, to have underdeveloped securities markets. The Sub-Adviser applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase and also provides a sell discipline for fully valued securities. In selecting securities, the Sub-Adviser considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the international equity securities in which the Fund invests will be traded in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures" in the Retail Prospectus. The Fund may also engage in equity index swap transactions.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities" in the Retail Prospectus.

  Currently, the Portfolio Manager for the International Developed Fund is James Smith of Blairlogie Capital Management ("Blairlogie"). It is anticipated that the International Developed Fund will reorganize as a series of another mutual fund family on or about April 30, 1999 and thereafter would not be offered as a series of the Trust. Please see the Note under "Management of the Trust" below for details.

  Emerging Markets Fund seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in countries identified as emerging market countries. The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Free Index") and the International Finance Corporation

Emerging Markets Index ("IFC Index") are used as the bases for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of these indexes. The Sub-Adviser applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors), and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. In selecting securities, the Sub-Adviser considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

  Argentina       Greece          Jordan          Poland          Sri Lanka
  Brazil          Hong Kong       Malaysia        Portugal        Taiwan
  Chile           Hungary         Mexico          Romania         Thailand
  China           India           Pakistan        Russia          Turkey
  Colombia        Indonesia       Peru            South Africa    Venezuela
  Czech Republic  Israel          Philippines     South Korea     Zimbabwe

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the IFC Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures" in the Retail Prospectus. The Fund may also engage in equity index swap transactions.

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques-- Foreign Securities" in the Retail Prospectus.

  Currently, the Portfolio Manager for the Emerging Markets Fund is James Smith of Blairlogie. It is anticipated that the Emerging Markets Fund will reorganize as a series of another mutual fund family on or about April 30, 1999 and thereafter would not be offered as a series of the Trust. Please see the Note under "Management of the Trust" below for details.

  Stock Funds. The International Developed and Emerging Markets Funds are each "Stock Funds" as described in the Retail Prospectus. Each Fund will invest primarily (normally at least 65% of its assets) in common stock. Each Fund may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of the Funds to be as fully invested in common stocks as practicable at all times. This policy precludes the Funds from investing in debt securities as a defensive investment posture (although the Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in the Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. The Funds may also invest in convertible securities, preferred stocks, and warrants, subject to certain limitations.

4.  Characteristics and Risks of Securities and Investment Techniques.

  The Funds may invest in the securities and utilize the investment techniques described under the following sub-headings of "Characteristics and Risks of Securities and Investment Techniques" in the Retail Prospectus and are subject to the attendant risks described: "Investment in Companies with Small and Medium Market Capitalizations," "Foreign Securities," "Foreign Currency Transactions," "Money Market Instruments," "Convertible Securities," "Derivative Instruments" (including "Options on Securities, Securities Indexes, and Currencies," "Swap Agreement" (for the Emerging Markets Fund only), "Futures Contracts and Options on Futures Contracts" and "Index Futures"), "Loans of Portfolio Securities," "Short Sales," "When-Issued, Delayed Delivery and Forward Commitment Transactions," "Repurchase Agreements," "Reverse Repurchase Agreements and Other Borrowings," "Illiquid Securities," and "Investment in Investment Companies." The Emerging Markets Fund may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities without actually purchasing those stocks. Each Fund is subject to the risks described under "Service Systems--Year 2000 Problem" in the Retail Prospectus.

  The Emerging Markets Fund is particularly sensitive to the risks associated with investing in the securities of issuers based in "emerging market" countries as described under "Foreign Securities" in the Retail Prospectus. The Emerging Markets Fund is also subject to the risks described under "Foreign Securities--Special Risks of Investing in Russian and Other Eastern European Securities" in the Retail Prospectus.

  The annual portfolio turnover rates for the Funds were as follows for fiscal 1998 and 1997, respectively: International Developed Fund--60% and 77%; Emerging Markets Fund--52% and 74%.

5.  Purchase, Redemption and Exchange Information.

  Please see "How to Buy Shares," "Alternative Purchase Arrangements," "Exchange Privilege" and "How to Redeem" in the Retail Prospectus for information on purchase, redemption and exchange information for Class A and Class C shares of the Funds.

  Class A, B and C shares of the International Developed and Emerging Markets Funds are not available for purchase or exchange by new investors. As of January 11, 1999, Class B shares are also not available for additional purchases or exchanges by existing Class B shareholders. Existing Class A and Class C shareholders of the Funds may purchase additional shares of the Funds. Also, participants in certain self-directed qualified benefit plans that owned Class A or Class C shares of a Fund as of April 1, 1999 for any single plan participant will be eligible to direct the purchase of the Fund's Class A or Class C shares by their plan account for so long as the plan continues to own Class A or Class C shares of the Fund for any plan participant. It is anticipated that the Funds will reorganize as series of another mutual fund family on or about April 30, 1999. Thereafter, shares of the Funds would not be available to any investor for purchase from the Trust or for exchanges involving other PIMCO Funds. Please see the Note under "Management of the Trust" below for details.

6.  Management of the Trust.

  PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") serves as investment adviser and administrator to the Funds. Please see "Management of the Trust-- Investment Adviser" and "Management of the Trust--Fund Administrator" in the Retail Prospectus for a description of PIMCO Advisors.

  Blairlogie Capital Management ("Blairlogie") serves as the Sub-Adviser of the Funds and James Smith of Blairlogie is primarily responsible for the day-to-day management of each Fund. Please see "Management of the Trust--Sub-Advisers--Blairlogie" in the Retail Prospectus for a description of Blairlogie and biographical information about Mr. Smith.

Note: It is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie to subsidiaries of Alleghany Asset Management, Inc. on or about April 30, 1999 (the "Blairlogie Transaction"). The Blairlogie Transaction is subject to a number of conditions. In connection with the Blairlogie Transaction, it is proposed that the Emerging Markets and International Developed Funds will transfer all of their assets and liabilities to newly formed series of Alleghany Funds to be managed by Blairlogie (the proposed transactions are referred to as "Reorganizations"). The proposed Reorganizations are subject to a number of conditions. The Retail Prospectus will be supplemented or revised if any of these events involving Blairlogie and the Funds do not occur substantially in accordance with the schedule outlined above.

  Advisory and Administrative Fees

  The Funds feature fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Funds, PIMCO Advisors receives monthly Advisory Fees from the International Developed Fund at the annual rate of 0.60%, and from the Emerging Markets Fund at the annual rate of 0.85%, each based on the average daily net assets of the relevant Fund. Pursuant to the portfolio management agreement between PIMCO Advisors and Blairlogie, PIMCO Advisors (and not the Funds or the Trust) pays Blairlogie fees at the annual rate of 0.50% based on the average daily net assets of the International Developed Fund and 0.75% based on the average daily net assets of the Emerging Markets Fund.

  For providing or procuring administrative services for the Funds, PIMCO Advisors (in its capacity as Administrator) receives monthly Administrative Fees from each Fund at the following annual rate based on the average daily net assets attributable in the aggregate to the Fund's Class A, Class B and Class C Shares: 0.65% of the first $2.5 billion and 0.60% of amounts in excess of $2.5 billion.

7.  Distributions.

  Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by each of the International Developed and Emerging Markets Funds.

8. Description of the Trust--Voting

  As of March 10, 1999, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated Fund: Pacific Mutual Life Insurance Company Employee's Retirement Plan Trust (Newport Beach, California) and Charles Schwab & Co. (San Francisco, California) with respect to the Emerging Markets Fund.

PIMCO Funds Prospectus

Multi-Manager
Series

April 1, 1999

Share Classes

(Ins)  Institutional
(Adm)  Administrative

----------------------------------------------------------------------------
BLAIRLOGIE CAPITAL MANAGEMENT
Emerging Markets Fund                     International Fund
International Developed Fund

----------------------------------------------------------------------------
CADENCE CAPITAL MANAGEMENT
Capital Appreciation Fund                 Small-Cap Growth Fund
Mid-Cap Growth Fund                       Micro-Cap Growth Fund

----------------------------------------------------------------------------
COLUMBUS CIRCLE INVESTORS
Renaissance Fund                          Mid-Cap Equity Fund
Core Equity Fund                          International Growth Fund

----------------------------------------------------------------------------
NFJ INVESTMENT GROUP
Equity Income Fund                        Value 25 Fund
Value Fund                                Small-Cap Value Fund

----------------------------------------------------------------------------
PIMCO EQUITY ADVISORS
Growth Fund                               Opportunity Fund
Target Fund                               Innovation Fund

----------------------------------------------------------------------------
PARAMETRIC PORTFOLIO ASSOCIATES
Enhanced Equity Fund                      Tax-Efficient Structured Emerging
Tax-Efficient Equity Fund                 Markets Fund
Structured Emerging Markets Fund

----------------------------------------------------------------------------
MULTIPLE MANAGERS
Balanced Fund


                                                                  P I M C O
                                                                  ---------
                                                                      FUNDS

PIMCO Funds: Multi-Manager Series
Prospectus

April 1, 1999

PIMCO Funds: Multi-Manager Series (the "Trust"), formerly PIMCO Funds: Equity Advisors Series, is an open-end series management investment company ("mutual fund"). This Prospectus describes twenty-four separate diversified investment portfolios (the "Funds") of the Trust. Each Fund has its own investment objective and policies. The Trust is designed to provide access to the professional investment management services offered by PIMCO Advisors L.P. ("PIMCO Advisors") and the Funds' Sub-Advisers.

This Prospectus describes two classes of shares which may be offered by each
Fund: the "Institutional Class" and the "Administrative Class." Through separate prospectuses, certain Funds may offer up to four additional classes of shares, Class A, Class B, Class C, and Class D shares. See "Other Information-- Multiple Classes of Shares."

This Prospectus sets forth concisely the information a prospective investor should know before investing in the Funds. It should be read and retained for ready reference to information about the Funds. Information about the investment objective of each Fund, along with a detailed description of the types of securities in which each Fund may invest, and of investment policies and restrictions applicable to each Fund, are set forth in this Prospectus. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of the Funds' investments will change, the investment returns and net asset value per share of each Fund will vary.

A Statement of Additional Information, dated April 1, 1999, as amended or supplemented from time to time, containing additional and more detailed information about the Funds, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at www.sec.gov) which contains the Statement of Additional Information, materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, and other information about the Funds. The Statement of Additional Information is available without charge and may be obtained by writing or calling:

                     PIMCO Funds
                     840 Newport Center Drive, Suite 300
                     Newport Beach, CA 92660
                     Telephone: 1-800-927-4648
                             1-800-987-4626 (PIMCO Infolink Audio Response
                                        Network).

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, and involve risk, including the possible loss of principal.
 PIMCO Funds: Multi-Manager Series
2

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
   Prospectus Summary......................................................   4
   Expense Information.....................................................   9
   Financial Highlights....................................................  12
   Investment Objectives and Policies......................................  20
   Investment Restrictions.................................................  36
   Characteristics and Risks of Securities and Investment Techniques.......  38
   Management of the Trust.................................................  52
   Purchase of Shares......................................................  59
   Redemption of Shares....................................................  63
   Portfolio Transactions..................................................  66
   Net Asset Value.........................................................  67
   Dividends, Distributions and Taxes......................................  68
   Other Information.......................................................  70

                                                                    Prospectus

                               PROSPECTUS SUMMARY

  PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end management investment company ("mutual fund") organized as a Massachusetts business trust on August 24, 1990. This Prospectus describes twenty-four separate diversified investment portfolios (the "Funds") offered by the Trust.

                             Funds at a Glance

  The following chart provides general information about each of the Funds. It is qualified in its entirety by the more complete descriptions of the Funds appearing elsewhere in this Prospectus.

Sub-Adviser and Fund     Investment Objective            Primary Investments
----------------------------------------------------------------------------------------
Blairlogie Capital
 Management
Emerging Markets         Seeks long-term growth of       Invests primarily in common
                         capital.                        stocks of companies located in
                                                         emerging market countries.
----------------------------------------------------------------------------------------
International Developed  Seeks long-term growth of       Invests primarily in a
                         capital.                        diversified portfolio of
                                                         international equity
                                                         securities.
----------------------------------------------------------------------------------------
International            Seeks capital appreciation;     Invests primarily in common
                         income is incidental.           stocks of non-U.S. issuers.
----------------------------------------------------------------------------------------
Cadence Capital
 Management
Capital Appreciation     Seeks growth of capital.        Invests primarily in common
                                                         stocks of companies with market
                                                         capitalizations of at least $1
                                                         billion that have improving
                                                         fundamentals and whose stock is
                                                         reasonably valued by the
                                                         market.
----------------------------------------------------------------------------------------
Mid-Cap Growth           Seeks growth of capital.        Invests primarily in common
                                                         stocks of companies with market
                                                         capitalizations in excess of
                                                         $500 million that have
                                                         improving fundamentals and
                                                         whose stock is reasonably
                                                         valued by the market.
----------------------------------------------------------------------------------------
Small-Cap Growth         Seeks growth of capital.        Invests primarily in common
                                                         stocks of companies with market
                                                         capitalizations between $50
                                                         million and $1 billion that
                                                         have improving fundamentals and
                                                         whose stock is reasonably
                                                         valued by the market.
----------------------------------------------------------------------------------------
Micro-Cap Growth         Seeks long-term growth of       Invests primarily in common
                         capital.                        stocks of companies with market
                                                         capitalizations of less than
                                                         $100 million that have
                                                         improving fundamentals and
                                                         whose stock is reasonably
                                                         valued by the market.
----------------------------------------------------------------------------------------

                                                        (continued on next page)
 PIMCO Funds: Multi-Manager Series
4

Sub-Adviser and Fund     Investment Objective            Primary Investments
----------------------------------------------------------------------------------------
Columbus Circle
 Investors
Renaissance*             Seeks long-term growth of       Invests primarily in common
                         capital and income.             stocks with below-average
                                                         valuations that have improving
                                                         business fundamentals.
----------------------------------------------------------------------------------------
Core Equity              Seeks long-term growth of       Invests primarily in common
                         capital, with income as a       stocks of companies with market
                         secondary objective.            capitalizations in excess of $3
                                                         billion.
----------------------------------------------------------------------------------------
Mid-Cap Equity           Seeks long-term growth of       Invests primarily in common
                         capital.                        stocks of companies with market
                                                         capitalizations between $800
                                                         million and $3 billion.
----------------------------------------------------------------------------------------
International Growth     Seeks long-term capital         Invests primarily in an
                         appreciation.                   international portfolio of
                                                         equity and equity-related
                                                         securities.
----------------------------------------------------------------------------------------
NFJ Investment Group
Equity Income            Seeks current income as a       Invests primarily in common
                         primary investment objective,   stocks with below-average price
                         and long-term growth of capital to earnings ratios and higher
                         as a secondary objective.       dividend yields relative to
                                                         their industry groups.
----------------------------------------------------------------------------------------
Value                    Seeks long-term growth of       Invests primarily in common
                         capital and income.             stocks with below-average price
                                                         to earnings ratios relative to
                                                         their industry groups.
----------------------------------------------------------------------------------------
Value 25                 Seeks long-term growth of       Invests primarily in
                         capital and income.             approximately 25 common stocks
                                                         with medium market
                                                         capitalizations and that have
                                                         below-average price to earnings
                                                         ratios relative to their
                                                         industry groups.
----------------------------------------------------------------------------------------
Small-Cap Value          Seeks long-term growth of       Invests primarily in common
                         capital and income.             stocks of companies with market
                                                         capitalizations between $50
                                                         million and $1 billion and
                                                         below-average price to earnings
                                                         ratios relative to their
                                                         industry groups.
----------------------------------------------------------------------------------------
PIMCO Equity Advisors
Growth                   Seeks long-term growth of       Invests primarily in common
                         capital; income is incidental.  stocks of companies with market capitalizations of at least $5
                                                         billion.
----------------------------------------------------------------------------------------
Target                   Seeks capital appreciation; no  Invests primarily in common consideration given to income.  stocks of companies with market capitalizations of between $1
                                                         billion and $10 billion.
----------------------------------------------------------------------------------------
Opportunity              Seeks capital appreciation; no  Invests primarily in common consideration given to income.  stocks of companies with market capitalizations of less than $2
                                                         billion.
----------------------------------------------------------------------------------------
Innovation               Seeks capital appreciation; no  Invests primarily in common consideration given to income.  stocks of technology-related companies.
----------------------------------------------------------------------------------------

* On or about May 7, 1999, PIMCO Equity Advisors will assume full portfolio management responsibility for the Renaissance Fund. See "Management of the Trust--Sub-Advisers--Columbus Circle."

                                                   (continued on next page)
                                                                Prospectus

Sub-Adviser and Fund     Investment Objective            Primary Investments
----------------------------------------------------------------------------------------
Parametric Portfolio
 Associates
Enhanced Equity          Seeks to provide a total return Invests primarily in common
                         which equals or exceeds the     stocks represented in the S&P
                         total return performance of an  500.
                         index representing the
                         performance of a reasonably
                         broad spectrum of common stocks
                         (currently the Standard &
                         Poor's 500 Composite Stock
                         Price Index (the "S&P 500")).
----------------------------------------------------------------------------------------
Tax-Efficient Equity     Seeks maximum after-tax growth  Invests primarily in a broadly
                         of capital.                     diversified portfolio of at
                                                         least 200 common stocks of
                                                         companies with larger market
                                                         capitalizations.
----------------------------------------------------------------------------------------
Structured Emerging      Seeks long-term growth of       Invests primarily in common
 Markets                 capital.                        stocks of companies located in
                                                         emerging market countries.
----------------------------------------------------------------------------------------
Tax-Efficient Structured Has the same investment         Invests primarily in common
 Emerging Markets        objective and policies as the   stocks of companies located in
                         Structured Emerging Markets     emerging market countries.
                         Fund, except that the Fund
                         seeks to achieve superior
                         after-tax returns for
                         shareholders by employing a
                         variety of tax-efficient
                         management strategies.
----------------------------------------------------------------------------------------
Multiple Managers
Balanced                 Seeks total return consistent   Invests in common stocks, fixed
                         with prudent investment         income securities and money
                         management.                     market instruments.
----------------------------------------------------------------------------------------

                      Investment Risks and Considerations

  The following are some of the primary risks relevant to an investment in the Funds and to the securities in which the Funds invest. Investors should read this Prospectus carefully for a more complete discussion of the risks relating to an investment in the Funds. The value of all securities and other instruments held by the Funds vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of each Fund will vary. The net asset value per share of any Fund may be less at the time of redemption than it was at the time of investment. Except for the Balanced Fund, all of the Funds invest primarily in common stock or other types of equity securities (the "Stock Funds"). Each of the International, Renaissance, International Growth, Growth, Target, Opportunity, and Innovation Funds may invest a portion of its assets in debt securities and may invest up to 100% of its assets in money market instruments for temporary defensive purposes. It is the policy of the other Stock Funds to be as fully invested as practicable in common stock, except that the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest up to 5% of their assets in debt securities of emerging market issuers. These other Stock Funds may not invest in debt securities as a defensive investment posture (although they may invest in such securities to provide for payment of expenses and to meet redemption requests), and, therefore, may be more vulnerable to general declines in stock prices. For further information, see "Investment Objectives and Policies--Stock Funds."

  Certain of the Funds may invest in debt securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"). Such securities carry a high degree of credit risk and are considered speculative by the major rating agencies. Certain Funds may invest in securities of foreign issuers, which may be subject to additional risk factors, including foreign currency and political risks, not applicable to
 PIMCO Funds: Multi-Manager Series
6
securities of U.S. issuers. Investments by certain Funds in securities of issuers based in countries with developing economies may pose political, currency, and market risks greater than, or in addition to, risks of investing in foreign developed countries. Certain of the Funds' investment techniques may involve a form of borrowing, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so.

  Certain Funds may (but are not required to) use derivative instruments, including futures, options, options on futures, and swap agreements, for hedging purposes or as part of their investment strategies. Use of these instruments may involve certain costs and risks, including the risk that a Fund could not close out a position when it would be most advantageous to do so, the risk of an imperfect correlation between the value of the securities being hedged and the value of the particular derivative instrument, and the risk that unexpected changes in interest rates may adversely affect the value of a Fund's investments in particular derivative instruments.

  The Funds offer their shares to both institutional and retail investors. Institutional shareholders, some of whom also may be investment advisory clients of PIMCO Advisors L.P. or its affiliates, may hold large positions in certain of the Funds. Such shareholders may on occasion make large redemptions of their holdings in the Funds to meet their liquidity needs, in connection with strategic adjustments to their overall portfolio of investments, or for other purposes. Large redemptions from some Funds could require liquidation of portfolio positions when it is not most desirable to do so. Liquidation of portfolio holdings also may cause a Fund to realize taxable capital gains.

                    Investment Adviser and Sub-Advisers

  PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") serves as investment adviser to the Trust. PIMCO Advisors is one of the largest investment management firms in the U.S. As of December 31, 1998, PIMCO Advisors and its subsidiary partnerships had approximately $244.2 billion in assets under management. Subject to the supervision of the Board of Trustees of the Trust, the Adviser is responsible for the investment program for the Funds in accordance with each Fund's investment objective, policies, and restrictions. The PIMCO Equity Advisors division ("PIMCO Equity Advisors") of PIMCO Advisors serves as the Sub-Adviser for the Growth, Target, Opportunity, and Innovation Funds. For all of the other Funds, the Adviser has engaged its affiliates to serve as Sub-Advisers. These affiliated Sub-Advisers, each of which is a subsidiary partnership of PIMCO Advisors, are Blairlogie Capital Management ("Blairlogie"), Cadence Capital Management ("Cadence"), Columbus Circle Investors ("Columbus Circle"), NFJ Investment Group ("NFJ"), Pacific Investment Management Company ("Pacific Investment Management"), and Parametric Portfolio Associates ("Parametric"). Under the supervision of PIMCO Advisors, the Sub-Advisers make determinations with respect to the purchase and sale of portfolio securities, and they place, in the names of the Funds, orders for execution of the Funds' transactions. For the Balanced Fund, PIMCO Advisors determines the allocation of the Fund's assets among common stock and fixed income securities and reserves the right to allocate a portion of the Fund's assets for investment in money market instruments and to manage the investment of such assets. For its services, the Adviser receives fees based on the average daily net assets of each Fund. The Adviser (and not the Funds or the Trust) compensates the Sub-Advisers it retains for the Funds out of its advisory fees. See "Management of the Trust."

  On or about April 30, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie (the "Blairlogie Transaction"). In connection with the Blairlogie Transaction, the Emerging Markets and International Developed Funds will reorganize as series of another mutual fund family and thereafter would not be offered as series of the Trust. PIMCO Advisors has determined to continue to retain Blairlogie as Sub-Adviser of the International Fund subsequent to the Blairlogie Transaction pursuant to a new portfolio management agreement between PIMCO Advisors and Blairlogie. See "Management of the Trust--Sub-Advisers--Blairlogie."
                                                                Prospectus

                               Purchase of Shares

  This Prospectus describes two classes of shares of each Fund: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Each Fund pays service and/or distribution fees to such entities for services they provide to such Fund's shareholders of that class. Administrative Class shares of certain Funds are not currently available for investment.

  Except with respect to shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds, shares of the Institutional Class and Administrative Class of the Funds are offered at the relevant next determined net asset value with no sales charge or other fee. A "Fund Reimbursement Fee" is normally charged on purchases of Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds equal to 1.00% of the net asset value of the shares purchased. See "Purchase of Shares--Fund Reimbursement Fees." The minimum initial investment for shares of either class is $5 million, subject to certain exceptions described under "Purchase of Shares." Shares of either class may also be offered to clients of the Adviser and its affiliates. Shares of the Micro-Cap Growth and Small-Cap Growth Funds are normally not available for purchase by new investors, although purchase orders may be accepted in certain circumstances. Existing shareholders may continue to invest in these Funds. These restrictions may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees. See "Purchase of Shares." Also, as noted above under "Investment Adviser and Sub-Advisers," it is anticipated that the Emerging Markets and International Developed Funds will reorganize as series of another mutual fund family on or about April 30, 1999, and thereafter would not be offered as series of the Trust. See "Management of the Trust--Sub-Advisers--Blairlogie."

                           Redemptions and Exchanges

  Institutional Class and Administrative Class shares of each Fund may be redeemed without cost (except as noted below) at the relevant net asset value per share of the class of that Fund next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

  Institutional Class and Administrative Class shares of any Fund may be exchanged without cost (except as noted below) on the basis of relative net asset values for shares of the same class of any other Fund or other series of the Trust offered generally to the public, or for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. See "Redemption of Shares."

  A Fund Reimbursement Fee is normally charged on redemptions and exchanges involving Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds equal to 1.00% of the net asset value of the shares redeemed or exchanged. See "Redemption of Shares."
 PIMCO Funds: Multi-Manager Series
8

                              EXPENSE INFORMATION

Shareholder Transaction Expenses (Institutional Class and Administrative
Class):

  Sales Load Imposed on Purchases....................................... None
  Sales Load Imposed on Reinvested Dividends............................ None
  Redemption Fee........................................................ None
  Exchange Fee.......................................................... None
  Fund Reimbursement Fee Imposed on Purchases, Redemptions and
   Exchanges:
   Structured Emerging Markets and Tax-Efficient Structured Emerging
    Markets Funds....................................................... 1.00%*
   All Other Funds...................................................... None

   * Unless a waiver applies, investors are charged a "Fund Reimbursement Fee" in connection with purchases and redemptions involving Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds equal to 1.00% of the net asset value of the shares purchased or redeemed. The fee also applies to exchanges involving these Funds. See "Purchase of Shares--Fund Reimbursement Fees" and "Redemption of Shares."

Annual Fund Operating Expenses (as a percentage of average daily net assets):

                                               Advisory Administrative  Total
   Institutional Class Shares                    Fee         Fee       Expenses
   --------------------------                  -------- -------------- --------
   Emerging Markets Fund......................   0.85%       0.50%       1.35%
   International Developed Fund...............   0.60        0.50        1.10
   International Fund.........................   0.55        0.50        1.05
   Capital Appreciation Fund..................   0.45        0.25        0.70
   Mid-Cap Growth Fund........................   0.45        0.25        0.70
   Small-Cap Growth Fund......................   1.00        0.25        1.25
   Micro-Cap Growth Fund......................   1.25        0.25        1.50
   Renaissance Fund...........................   0.60        0.25        0.85
   Core Equity Fund...........................   0.57        0.25        0.82
   Mid-Cap Equity Fund........................   0.63        0.25        0.88
   International Growth Fund..................   0.85        0.50        1.35
   Equity Income Fund.........................   0.45        0.25        0.70
   Value Fund.................................   0.45        0.25        0.70
   Value 25 Fund..............................   0.50        0.25        0.75
   Small-Cap Value Fund.......................   0.60        0.25        0.85
   Growth Fund................................   0.50        0.25        0.75
   Target Fund................................   0.55        0.25        0.80
   Opportunity Fund...........................   0.65        0.25        0.90
   Innovation Fund............................   0.65        0.25        0.90
   Enhanced Equity Fund.......................   0.45        0.25        0.70
   Tax-Efficient Equity Fund..................   0.45        0.25        0.70
   Structured Emerging Markets Fund...........   0.45        0.50        0.95
   Tax-Efficient Structured Emerging Markets
    Fund......................................   0.45        0.50        0.95
   Balanced Fund..............................   0.45        0.25        0.70

                                                               Service/
                                       Advisory Administrative  12b-1    Total
   Administrative Class Shares           Fee         Fee         Fee    Expenses
   ---------------------------         -------- -------------- -------- --------
   Emerging Markets Fund..............   0.85%       0.50%       0.25%    1.60%
   International Developed Fund.......   0.60        0.50        0.25     1.35
   International Fund.................   0.55        0.50        0.25     1.30
   Capital Appreciation Fund..........   0.45        0.25        0.25     0.95
   Mid-Cap Growth Fund................   0.45        0.25        0.25     0.95
   Small-Cap Growth Fund..............   1.00        0.25        0.25     1.50
   Micro-Cap Growth Fund..............   1.25        0.25        0.25     1.75
   Renaissance Fund...................   0.60        0.25        0.25     1.10
   Core Equity Fund...................   0.57        0.25        0.25     1.07
   Mid-Cap Equity Fund................   0.63        0.25        0.25     1.13
   International Growth Fund..........   0.85        0.50        0.25     1.60
   Equity Income Fund ................   0.45        0.25        0.25     0.95
   Value Fund.........................   0.45        0.25        0.25     0.95
   Value 25 Fund......................   0.50        0.25        0.25     1.00
   Small-Cap Value Fund...............   0.60        0.25        0.25     1.10
   Growth Fund........................   0.50        0.25        0.25     1.00
   Target Fund........................   0.55        0.25        0.25     1.05
   Opportunity Fund...................   0.65        0.25        0.25     1.15

                                                               Prospectus

                                                              Service/
                                      Advisory Administrative  12b-1    Total
   Administrative Class Shares          Fee         Fee         Fee    Expenses
   ---------------------------        -------- -------------- -------- --------
   Innovation Fund...................   0.65%       0.25%       0.25%    1.15%
   Enhanced Equity Fund..............   0.45        0.25        0.25     0.95
   Tax-Efficient Equity Fund.........   0.45        0.25        0.25     0.95
   Structured Emerging Markets Fund..   0.45        0.50        0.25     1.20
   Tax-Efficient Structured Emerging
    Markets Fund.....................   0.45        0.50        0.25     1.20
   Balanced Fund.....................   0.45        0.25        0.25     0.95

  For a more detailed discussion of the Funds' fees and expenses, see "Fund Administrator," "Advisory and Administrative Fees," and "Service and Distribution Fees" under the caption "Management of the Trust."

Example of Fund Expenses:
  An investor would pay the following expenses on a $1,000 investment assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   Institutional Class Shares                   1 year 3 years 5 years 10 years
   --------------------------                   ------ ------- ------- --------
   Emerging Markets Fund.......................  $14     $43    $ 74     $162
   International Developed Fund................   11      35      61      134
   International Fund..........................   11      33      58      128
   Capital Appreciation Fund...................    7      22      39       87
   Mid-Cap Growth Fund.........................    7      22      39       87
   Small-Cap Growth Fund.......................   13      40      69      151
   Micro-Cap Growth Fund.......................   15      47      82      179
   Renaissance Fund............................    9      27      47      105
   Core Equity Fund............................    8      26      46      101
   Mid-Cap Equity Fund.........................    9      28      49      108
   International Growth Fund...................   14      43      74      162
   Equity Income Fund..........................    7      22      39       87
   Value Fund..................................    7      22      39       87
   Value 25 Fund...............................    8      24      42       93
   Small-Cap Value Fund........................    9      27      47      105
   Growth Fund.................................    8      24      42       93
   Target Fund.................................    8      26      44       99
   Opportunity Fund............................    9      29      50      111
   Innovation Fund.............................    9      29      50      111
   Enhanced Equity Fund........................    7      22      39       87
   Tax-Efficient Equity Fund...................    7      22      39       87
   Structured Emerging Markets Fund*...........   29      50      72      135
   Tax-Efficient Structured Emerging Markets
    Fund*......................................   29      50      72      135
   Balanced Fund...............................    7      22      39       87
   Administrative Class Shares                  1 year 3 years 5 years 10 years
   ---------------------------                  ------ ------- ------- --------
   Emerging Markets Fund.......................  $16     $50    $ 87     $190
   International Developed Fund................   14      43      74      162
   International Fund..........................   13      41      71      157
   Capital Appreciation Fund...................   10      30      53      117
   Mid-Cap Growth Fund.........................   10      30      53      117
   Small-Cap Growth Fund.......................   15      47      82      179
   Micro-Cap Growth Fund.......................   18      55      95      206
   Renaissance Fund............................   11      35      61      134
   Core Equity Fund............................   11      34      59      131
   Mid-Cap Equity Fund ........................   12      36      62      137
   International Growth Fund...................   16      50      87      190
   Equity Income Fund..........................   10      30      53      117

10
 PIMCO Funds: Multi-Manager Series

   Administrative Class Shares                  1 year 3 years 5 years 10 years
   ---------------------------                  ------ ------- ------- --------
   Value Fund..................................  $10     $30     $53     $117
   Value 25 Fund...............................   10      32      55      122
   Small-Cap Value Fund........................   11      35      61      134
   Growth Fund.................................   10      32      55      122
   Target Fund.................................   11      33      58      128
   Opportunity Fund............................   12      37      63      140
   Innovation Fund.............................   12      37      63      140
   Enhanced Equity Fund........................   10      30      53      117
   Tax-Efficient Equity Fund...................   10      30      53      117
   Structured Emerging Markets Fund*...........   32      58      85      164
   Tax-Efficient Structured Emerging Markets
    Fund*......................................   32      58      85      164
   Balanced Fund...............................   10      30      53      117

   * The Examples for the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds assume the payment of a Fund Reimbursement Fee both at the time of purchase and at the time of redemption even though such fees may be waived for certain investors. See "Purchase of Shares--Fund Reimbursement Fees" and "Redemption of Shares." Assuming there is no redemption at the end of the time periods listed, the Examples for 1, 3, 5, and 10 years, respectively, for the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds would be as follows: Institutional Class Shares--$20, $40, $62, and $125; and Administrative Class Shares--$22, $48, $75, and $154.

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Funds. The information is based upon each Fund's current fees and expenses. This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
                                                              Prospectus

                              FINANCIAL HIGHLIGHTS

The financial highlights set forth on the following pages present certain information and ratios as well as performance information for the Funds that were operational during the periods listed. Certain information provided below for periods through June 30, 1998 is included in the June 30, 1998 PIMCO Funds Annual Report (relating to Institutional Class and Administrative Class shares) and has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is also included in such Annual Report. Information for the periods ended December 31, 1998 is included in the December 31, 1998 PIMCO Funds Semi-Annual Report (relating to Institutional Class and Administrative Class shares) and is unaudited. The Annual Report and Semi-Annual Report are incorporated by reference in the Statement of Additional Information and may be obtained from the Trust without charge. Financial statements and related notes are also incorporated by reference in the Statement of Additional Information. The Growth, Target, Opportunity, and Innovation Funds did not offer Institutional or Administrative Class Shares during the reporting periods. Prior to November 1, 1995, the fiscal year end for each Fund listed below was October 31.

  Selected data for a share outstanding throughout each period:

                         Net Asset                Net Realized/     Total    Dividends  Dividends in  Distributions
                           Value        Net         Unrealized   Income from  from Net  Excess of Net   from Net
                         Beginning  Investment    Gain (Loss) on Investment  Investment  Investment     Realized
                         of Period Income (Loss)   Investments   Operations    Income      Income     Capital Gains
-------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund
 Institutional Class
  12/31/98 +              $10.18      $ 0.05 (a)      $(1.73)(a)   $(1.68)     $(0.04)     $ 0.00        $ 0.00
  06/30/98                 13.96        0.06 (a)       (3.84)(a)    (3.78)       0.00        0.00          0.00
  06/30/97                 12.66        0.06 (a)        1.30 (a)     1.36       (0.06)       0.00          0.00
  11/01/95-06/30/96        11.27        0.03            1.40         1.43       (0.04)       0.00          0.00
  10/31/95                 16.53        0.07           (4.55)       (4.48)      (0.06)       0.00         (0.72)
  10/31/94                 12.27       (0.01)           4.45         4.44        0.00        0.00         (0.18)
  06/01/93-10/31/93        10.00        0.03            2.52         2.55       (0.02)       0.00         (0.26)
 Administrative Class
  12/31/98 +               10.14        0.03 (a)       (1.72)(a)    (1.69)       0.00        0.00          0.00
  06/30/98                 13.95        0.09 (a)       (3.90)(a)    (3.81)       0.00        0.00          0.00
  06/30/97                 12.63        0.00 (a)        1.32 (a)     1.32        0.00        0.00          0.00
  11/01/95-06/30/96        11.24        0.02 (a)        1.40 (a)     1.42       (0.03)       0.00          0.00
  10/31/95                 16.95        0.00           (4.95)       (4.95)      (0.05)       0.00         (0.71)
International Developed
 Fund (i)
 Institutional Class
  12/31/98 +              $14.32      $(0.01)(a)      $(0.07)(a)   $(0.08)     $(0.05)     $ 0.00        $(0.15)
  06/30/98                 13.12        0.16 (a)        1.73 (a)     1.89       (0.11)       0.00         (0.58)
  06/30/97                 12.54        0.10 (a)        1.09 (a)     1.19        0.00        0.00         (0.61)
  11/01/95-06/30/96        11.74        0.72            0.72         1.44       (0.07)      (0.36)        (0.21)
  10/31/95                 11.86        0.10            0.30         0.40       (0.09)       0.00         (0.43)
  10/31/94                 10.69        0.09            1.15         1.24       (0.03)       0.00         (0.04)
  06/08/93-10/31/93        10.00        0.05            0.69         0.74       (0.04)       0.00         (0.01)
 Administrative Class
  12/31/98 +               14.30       (0.02)(a)       (0.08)(a)    (0.10)       0.00        0.00         (0.15)
  06/30/98                 13.05        0.17 (a)        1.69 (a)     1.86       (0.03)       0.00         (0.58)
  06/30/97                 12.51        0.06 (a)        1.09 (a)     1.15        0.00        0.00         (0.61)
  11/01/95-06/30/96        11.73        0.69 (a)        0.72 (a)     1.41       (0.07)      (0.35)        (0.21)
  11/30/94-10/31/95        11.21        0.02            1.01         1.03       (0.08)       0.00         (0.43)
International Fund
 Institutional Class
  09/30/98-12/31/98 +     $10.47      $(0.01)(a)      $ 1.73 (a)   $ 1.72      $ 0.00      $ 0.00        $(1.15)
 Administrative Class
  09/30/98-12/31/98 +      10.47       (0.01)(a)        1.69 (a)   $ 1.68        0.00        0.00         (1.15)
Capital Appreciation
 Fund
 Institutional Class
  12/31/98 +              $26.13      $ 0.09 (a)      $ 0.52 (a)   $ 0.61      $(0.15)     $ 0.00        $(1.65)
  06/30/98                 21.19        0.15 (a)        6.59 (a)     6.74       (0.12)       0.00         (1.68)
  06/30/97                 18.10        0.24            5.08         5.32       (0.10)       0.00         (2.13)
  11/01/95-06/30/96        16.94        0.35            1.99         2.34       (0.15)       0.00         (1.03)
  10/31/95                 13.34        0.18            3.60         3.78       (0.18)       0.00          0.00
  10/31/94                 13.50        0.14           (0.12)        0.02       (0.14)       0.00         (0.04)
  10/31/93                 11.27        0.11            2.73         2.84       (0.11)       0.00         (0.50)
  10/31/92                 11.02        0.14            1.05         1.19       (0.14)       0.00         (0.72)
  03/08/91-10/31/91        10.00        0.09            1.02         1.11       (0.09)       0.00          0.00
 Administrative Class
  12/31/98 +               25.99        0.06 (a)        0.52 (a)     0.58       (0.13)       0.00         (1.65)
  06/30/98                 21.16        0.10 (a)        6.55 (a)     6.65       (0.14)       0.00         (1.68)
  07/31/96-06/30/97        17.19        0.16            6.03         6.19       (0.09)       0.00         (2.13)

--------
 +Unaudited
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.
 (i)Formerly the Blairlogie International Active Fund.

12
 PIMCO Funds: Multi-Manager Series

                                                                                                      Ratio of Net
Distributions                                                                              Ratio of    Investment
in Excess of   Distributions Tax Basis               Net Asset               Net Assets   Expenses to Income (Loss)
Net Realized       from      Return of     Total     Value End                 End of     Average Net  to Average     Portfolio
Capital Gains  Equalization   Capital  Distributions of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
---------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00       $0.00      $(0.04)     $ 8.46      (16.47)%    $ 19,017       1.40%*        1.09%*         23%
     0.00           0.00        0.00        0.00       10.18      (27.08)       24,251       1.39          0.52           52
     0.00           0.00        0.00       (0.06)      13.96       10.85        52,703       1.45          0.45           74
     0.00           0.00        0.00       (0.04)      12.66       12.70        80,545       1.35*         0.84*          74
     0.00           0.00        0.00       (0.78)      11.27      (27.70)       73,539       1.35          0.57          118
     0.00           0.00        0.00       (0.18)      16.53       36.31        79,620       1.35         (0.06)          79
     0.00           0.00        0.00       (0.28)      12.27       25.55        14,625       1.34*         0.64*          37
     0.00           0.00        0.00        0.00        8.45      (16.67)            2       1.64*         0.81*          23
     0.00           0.00        0.00        0.00       10.14      (27.31)        1,339       1.65          0.81           52
     0.00           0.00        0.00        0.00       13.95       10.45           117       1.69          0.02           74
     0.00           0.00        0.00       (0.03)      12.63       12.70           368       1.61*         0.18 *         74
     0.00           0.00        0.00       (0.76)      11.24      (27.96)          830       1.62          0.02          118
    $0.00         $ 0.00       $0.00      $(0.20)     $14.04       (0.49)%    $121,427       1.12%*       (0.10)%*        20%
     0.00           0.00        0.00       (0.69)      14.32       15.69       122,126       1.11          1.20           60
     0.00           0.00        0.00       (0.61)      13.12       10.07        94,044       1.13          0.85           77
     0.00           0.00        0.00       (0.64)      12.54       12.54        70,207       1.10*         0.81*          60
     0.00           0.00        0.00       (0.52)      11.74        3.83        63,607       1.10          1.10           63
     0.00           0.00        0.00       (0.07)      11.86       11.68        22,569       1.10          1.12           89
     0.00           0.00        0.00       (0.05)      10.69        7.39         8,299       1.10*         0.91*          20
     0.00           0.00        0.00       (0.15)      14.05       (0.67)           35       1.38*        (0.29)*         20
     0.00           0.00        0.00       (0.61)      14.30       15.33         6,299       1.36          1.31           60
     0.00           0.00        0.00       (0.61)      13.05        9.77         2,302       1.38          0.52           77
     0.00           0.00        0.00       (0.63)      12.51       12.33         5,624       1.35*         1.04*          60
     0.00           0.00        0.00       (0.51)      11.73        9.61           675       1.34*         0.50*          58
    $0.00         $ 0.00       $0.00      $(1.15)     $11.04       16.93%     $  1,168       1.27%*       (0.46)%*        17%
     0.00           0.00        0.00       (1.15)      11.00       16.54         9,978       1.39*        (0.48)*         17
    $0.00         $ 0.00       $0.00      $(1.80)     $24.94        2.74%     $712,374       0.71%*        0.74%*         62%
     0.00           0.00        0.00       (1.80)      26.13       32.97       805,856       0.71          0.64           75
     0.00           0.00        0.00       (2.23)      21.19       31.52       536,187       0.71          1.02           87
     0.00           0.00        0.00       (1.18)      18.10       14.65       348,728       0.70*         1.33*          73
     0.00           0.00        0.00       (0.18)      16.94       28.47       236,220       0.70          1.22           83
     0.00           0.00        0.00       (0.18)      13.34        0.15       165,441       0.70          1.17           77
     0.00           0.00        0.00       (0.61)      13.50       25.30        84,990       0.70          0.94           81
     0.00          (0.08)       0.00       (0.94)      11.27       10.75        36,334       0.70          1.13          134
     0.00           0.00        0.00       (0.09)      11.02       11.19        18,813       0.75*         1.55*          41
     0.00           0.00        0.00       (1.78)      24.79        2.64       203,574       0.95*         0.49*          62
     0.00           0.00        0.00       (1.82)      25.99       32.55       132,384       0.96          0.39           75
     0.00           0.00        0.00       (2.22)      21.16       38.26         3,115       0.96*         0.66*          87

                                                                   Prospectus


                       Net Asset                Net Realized/     Total    Dividends  Dividends in  Distributions
                         Value        Net         Unrealized   Income from  from Net  Excess of Net   from Net
                       Beginning  Investment    Gain (Loss) on Investment  Investment  Investment     Realized
                       of Period Income (Loss)   Investments   Operations    Income      Income     Capital Gains
-----------------------------------------------------------------------------------------------------------------
Mid-Cap Growth Fund
 Institutional Class
  12/31/98 +            $24.09      $ 0.05 (a)      $ 0.07 (a)   $ 0.12     $ (0.02)     $  0.00      $  (1.07)
  06/30/98               20.28        0.11 (a)        5.11 (a)     5.22       (0.07)       (0.01)        (1.33)
  06/30/97               19.44       (0.07)           5.25         5.18       (0.05)        0.00         (4.29)
  11/01/95-06/30/96      18.16        0.32            1.53         1.85       (0.14)        0.00         (0.43)
  10/31/95               13.97        0.07            4.19         4.26       (0.07)        0.00          0.00
  10/31/94               13.97        0.06            0.01         0.07       (0.06)        0.00         (0.01)
  10/31/93               11.29        0.07            2.70         2.77       (0.07)        0.00         (0.02)
  10/31/92               10.28        0.10            1.03         1.13       (0.10)        0.00          0.00
  08/26/91-10/31/91      10.00        0.02            0.27         0.29       (0.01)        0.00          0.00
 Administrative Class
  12/31/98 +             23.96        0.03 (a)        0.11 (a)     0.14       (0.01)        0.00         (1.07)
  06/30/98               20.24        0.05 (a)        5.08 (a)     5.13       (0.07)       (0.01)        (1.33)
  06/30/97               19.44       (0.13)           5.25         5.12       (0.03)        0.00         (4.29)
  11/01/95-06/30/96      18.17        0.28            1.53         1.81       (0.11)        0.00         (0.43)
  11/30/94-10/31/95      13.31        0.03            4.85         4.88       (0.02)        0.00          0.00
Small-Cap Growth Fund
 Institutional Class
  12/31/98 +            $14.01      $(0.01)(a)      $(1.88)(a)   $(1.89)    $  0.00      $  0.00      $  (0.47)
  06/30/98               13.40       (0.03)(a)        2.52 (a)     2.49        0.00         0.00         (1.88)
  06/30/97               20.83       (0.01)(a)        3.17 (a)     3.16        0.00         0.00        (10.59)
  11/01/95-06/30/96      21.02        2.02           (0.61)        1.41        0.00         0.00         (1.60)
  10/31/95               19.38       (0.05)           3.12         3.07        0.00         0.00         (1.43)
  10/31/94               19.15       (0.02)           0.89         0.87        0.00         0.00         (0.64)
  10/31/93               15.80       (0.06)           6.19         6.13        0.00         0.00         (2.78)
  10/31/92               14.87        0.01            1.50         1.51       (0.01)        0.00         (0.57)
  01/07/91-10/31/91      10.00        0.02            5.03         5.05       (0.02)        0.00         (0.16)
 Administrative Class
  12/31/98 +             13.97       (0.02)(a)       (1.89)(a)    (1.91)       0.00         0.00         (0.47)
  06/30/98               13.41        0.07 (a)        2.51 (a)     2.44        0.00         0.00         (1.88)
  06/30/97               20.82       (0.06)(a)        3.24 (a)     3.18        0.00         0.00        (10.59)
  11/01/95-06/30/96      21.01        2.02 (a)       (0.61)(a)     1.41        0.00         0.00         (1.60)
  09/27/95-10/31/95      21.90       (0.02)          (0.87)       (0.89)       0.00         0.00          0.00
Micro-Cap Growth Fund
 Institutional Class
  12/31/98 +            $23.66      $(0.06)(a)      $(3.09)(a)   $(3.15)    $  0.00      $  0.00      $  (0.63)
  06/30/98               19.85       (0.11)(a)        6.54 (a)     6.43        0.00         0.00         (2.62)
  06/30/97               18.47        0.00            3.41         3.41        0.00         0.00         (2.03)
  11/01/95-06/30/96      15.38        0.00            3.43         3.43        0.00         0.00         (0.34)
  10/31/95               11.87       (0.04)           3.55         3.51        0.00         0.00          0.00
  10/31/94               11.06       (0.03)           0.84         0.81        0.00         0.00          0.00
  06/25/93-10/31/93      10.00        0.00            1.07         1.07        0.00         0.00          0.00
 Administrative Class
  12/31/98 +             23.52       (0.09)(a)       (3.07)(a)    (3.16)       0.00         0.00         (0.63)
  06/30/98               19.78       (0.17)(a)        6.53 (a)     6.36        0.00         0.00         (2.62)
  06/30/97               18.46       (0.06)           3.41         3.35        0.00         0.00         (2.03)
  04/01/96-06/30/96      16.73        0.03            1.70         1.73        0.00         0.00          0.00
Renaissance Fund
 Institutional Class
  12/31/98 +            $19.07      $ 0.03 (a)      $(0.41)(a)   $(0.38)    $  0.00      $  0.00      $  (2.33)
  12/30/97-06/30/98      16.73        0.05            2.29         2.34        0.00         0.00          0.00
 Administrative Class
  08/31/98-12/31/98 +    15.37        0.03 (a)        3.28 (a)     3.31        0.00         0.00         (2.33)
Core Equity Fund
 Institutional Class
  12/31/98 +            $20.39      $ 0.01 (a)      $ 2.11 (a)   $ 2.12     $  0.00      $  0.00      $  (0.73)
  06/30/98               15.55        0.03 (a)        6.11 (a)     6.14        0.00         0.00         (1.30)
  06/30/97               13.55        0.03 (a)        2.78 (a)     2.81       (0.02)        0.00         (0.79)
  11/01/95-06/30/96      12.72        0.51            0.65         1.16       (0.04)       (0.01)        (0.28)
  12/28/94-10/31/95      10.00        0.07            2.71         2.78       (0.06)        0.00          0.00
 Administrative Class
  12/31/98 +             20.32       (0.02)(a)        2.06 (a)     2.04        0.00         0.00         (0.73)
  06/30/98               15.53        0.01 (a)        6.10 (a)     6.09        0.00         0.00         (1.30)
  06/30/97               13.56        0.00 (a)        2.77 (a)     2.77       (0.01)        0.00         (0.79)
  11/01/95-06/30/96      12.73        0.49            0.65         1.14       (0.02)       (0.01)        (0.28)
  05/31/95-10/31/95      11.45        0.02            1.28         1.30       (0.02)        0.00          0.00

--------

 +Unaudited
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.

14
 PIMCO Funds: Multi-Manager Series

                                                                                                      Ratio of Net
Distributions                                                                              Ratio of    Investment
in Excess of   Distributions Tax Basis               Net Asset               Net Assets   Expenses to Income (Loss)
Net Realized       from      Return of     Total     Value End                 End of     Average Net  to Average     Portfolio
Capital Gains  Equalization   Capital  Distributions of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
---------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00      $ 0.00      $ (1.09)    $23.12        0.81%     $518,586       0.71%*        0.49%*         45%
     0.00           0.00        0.00        (1.41)     24.09       26.16       437,985       0.71          0.46           66
     0.00           0.00        0.00        (4.34)     20.28       30.58       291,374       0.71          0.53           82
     0.00           0.00        0.00        (0.57)     19.44       10.37       231,011       0.70*         1.11*          79
     0.00           0.00        0.00        (0.07)     18.16       30.54       189,320       0.70          0.43           78
     0.00           0.00        0.00        (0.07)     13.97        0.58       121,791       0.70          0.45           61
     0.00           0.00        0.00        (0.09)     13.97       24.57        67,625       0.70          0.56           98
     0.00          (0.02)       0.00        (0.12)     11.29       10.91        21,213       0.70          0.87           66
     0.00           0.00        0.00        (0.01)     10.28        2.98         2,748       0.82*         0.92*          13
     0.00           0.00        0.00        (1.08)     23.02        0.93       107,131       0.96*         0.24*          45
     0.00           0.00        0.00        (1.41)     23.96       25.75        73,614       0.95          0.22           66
     0.00           0.00        0.00        (4.32)     20.24       30.23         2,066       0.96          0.28           82
     0.00           0.00        0.00        (0.54)     19.44       10.17         1,071       0.95*         0.89*          79
     0.00           0.00        0.00        (0.02)     18.17       36.64           892       0.94*         0.23*          72
    $0.00         $ 0.00      $ 0.00      $ (0.47)    $11.65      (13.21)%    $ 59,907       1.26%*       (0.09)%         48%
     0.00           0.00        0.00        (1.88)     14.01       19.33        47,641       1.26         (0.20)          77
     0.00           0.00        0.00       (10.59)     13.40       22.82        33,390       1.32         (0.05)         129
     0.00           0.00        0.00        (1.60)     20.83        7.22        32,954       1.25*        (0.20)*         59
     0.00           0.00        0.00        (1.43)     21.02       17.39        73,977       1.25         (0.27)          86
     0.00           0.00        0.00        (0.64)     19.38        4.62        50,425       1.25         (0.33)          66
     0.00           0.00        0.00        (2.78)     19.15       38.80        43,308       1.25         (0.35)          62
     0.00           0.00        0.00        (0.58)     15.80       10.20        33,734       1.25          0.09           66
     0.00           0.00        0.00        (0.18)     14.87       50.68        33,168       1.29*         0.11*          48
     0.00           0.00        0.00        (0.47)     11.59      (13.39)        1,383       1.51*        (0.34)*         48
     0.00           0.00        0.00        (1.88)     13.97       18.90           981       1.49         (0.51)          77
     0.00           0.00        0.00       (10.59)     13.41       23.12             1       1.54         (0.36)         129
     0.00           0.00        0.00        (1.60)     20.82        7.18           112       1.50*        (0.41)*         59
     0.00           0.00        0.00         0.00      21.01       (5.34)          544       1.60*        (0.82)*          9
    $0.00         $ 0.00      $ 0.00      $ (0.63)    $19.88      (13.18)%    $258,983       1.51%*       (0.64)%*        37%
     0.00           0.00        0.00        (2.62)     23.66       33.95       257,842       1.51         (0.50)          72
     0.00           0.00        0.00        (2.03)     19.85       20.05       164,139       1.52         (0.49)          84
     0.00           0.00        0.00        (0.34)     18.47       22.64        83,973       1.50*        (0.45)*         54
     0.00           0.00        0.00         0.00      15.38       29.54        69,775       1.50         (0.37)          87
     0.00           0.00        0.00         0.00      11.87        7.31        32,605       1.50         (0.25)          59
     0.00           0.00       (0.01)       (0.01)     11.06       10.81        10,827       1.50*        (0.02)*         16
     0.00           0.00        0.00        (0.63)     19.73      (13.30)        2,709       1.76*        (0.90)*         37
     0.00           0.00        0.00        (2.62)     23.52       33.70         4,779       1.76         (0.74)          72
     0.00           0.00        0.00        (2.03)     19.78       19.72         2,116       1.77         (0.74)          84
     0.00           0.00        0.00         0.00      18.46       10.34           566       1.73*        (0.74)*         54
    $0.00         $ 0.00      $ 0.00      $ (2.33)    $16.36       (1.07)%    $     77       0.86%*        0.40%*        104%
     0.00           0.00        0.00         0.00      19.07       13.99           851       0.86*         0.55*         192
     0.00           0.00        0.00        (2.33)     16.35       22.91           261       1.02*         0.58*         104
    $0.00         $ 0.00      $ 0.00      $ (0.73)    $21.78       10.69%     $  1,775       0.83%*        0.06%*         50%
     0.00           0.00        0.00        (1.30)     20.39       41.83         1,915       0.83          0.20          120
     0.00           0.00        0.00        (0.81)     15.55       21.59         6,444       0.87          0.23          139
     0.00           0.00        0.00        (0.33)     13.55        9.41        10,452       0.82*         0.53*          73
     0.00           0.00        0.00        (0.06)     12.72       27.86         7,791       0.82*         0.79*         123
     0.00           0.00        0.00        (0.73)     21.63       10.33       168,569       1.08*        (0.19)*         50
     0.00           0.00        0.00        (1.30)     20.32       41.54       128,666       1.08         (0.07)         120
     0.00           0.00        0.00        (0.80)     15.53       21.20        29,332       1.13         (0.03)         139
     0.00           0.00        0.00        (0.31)     13.56        9.23        33,575       1.07*         0.28 *         73
     0.00           0.00        0.00        (0.02)     12.73       11.34        24,645       1.06*         0.34 *         58

                                                                   Prospectus


                      Net Asset                Net Realized/     Total    Dividends  Dividends in  Distributions
                        Value        Net         Unrealized   Income from  from Net  Excess of Net   from Net
                      Beginning  Investment    Gain (Loss) on Investment  Investment  Investment     Realized
                      of Period Income (Loss)   Investments   Operations    Income      Income     Capital Gains
----------------------------------------------------------------------------------------------------------------
Mid-Cap Equity Fund
 Institutional Class
  12/31/98 +           $13.53      $(0.01)(a)      $ 1.03 (a)   $ 1.02      $ 0.00       $0.00        $(0.65)
  06/30/98              14.04       (0.03)(a)        3.61 (a)     3.58        0.00        0.00         (4.09)
  06/30/97              14.66       (0.06)(a)        1.31 (a)     1.25        0.00        0.00         (1.87)
  11/01/95-06/30/96     12.92        0.49            1.62         2.11        0.00        0.00         (0.37)
  12/28/94-10/31/95     10.00        0.02            2.92         2.94       (0.02)       0.00          0.00
 Administrative Class
  12/31/98 +            13.50       (0.02)(a)        1.02 (a)     1.00        0.00        0.00         (0.65)
  08/21/97-06/30/98     15.27       (0.05)(a)        2.37 (a)     2.32        0.00        0.00         (4.09)
International Growth
 Fund
 Institutional Class
  12/31/98 +           $13.55      $(0.03)(a)      $ 0.36 (a)   $ 0.33      $(0.02)      $0.00        $(1.03)
  12/31/97-06/30/98     10.00        0.00 (a)        3.55 (a)     3.55        0.00        0.00          0.00
Equity Income Fund
 Institutional Class
  12/31/98 +           $16.09      $ 0.22 (a)      $(0.04)(a)   $ 0.18      $(0.20)      $0.00        $(1.76)
  06/30/98              15.41        0.44 (a)        2.75 (a)     3.19       (0.42)       0.00         (2.09)
  06/30/97              14.36        0.40            3.17         3.57       (0.55)       0.00         (1.97)
  11/01/95-06/30/96     13.09        0.78            1.31         2.09       (0.34)       0.00         (0.48)
  10/31/95              11.75        0.46            1.67         2.13       (0.46)       0.00         (0.33)
  10/31/94              11.95        0.42           (0.16)        0.26       (0.42)       0.00         (0.04)
  10/31/93              10.92        0.40            1.40         1.80       (0.40)       0.00         (0.37)
  10/31/92              10.77        0.45            0.93         1.38       (0.43)       0.00         (0.57)
  03/08/91-10/31/91     10.00        0.24            0.92         1.16       (0.24)       0.00         (0.15)
 Administrative Class
  12/31/98 +            16.08        0.20 (a)       (0.03)(a)     0.17       (0.19)       0.00         (1.76)
  06/30/98              15.40        0.40 (a)        2.75 (a)     3.15       (0.38)       0.00         (2.09)
  06/30/97              14.35        0.27            3.26         3.53       (0.51)       0.00         (1.97)
  11/01/95-06/30/96     13.13        0.75            1.31         2.06       (0.36)       0.00         (0.48)
  11/30/94-10/31/95     11.12        0.39            2.35         2.74       (0.40)       0.00         (0.33)
Value Fund (ii)
 Institutional Class
  12/31/98 +           $15.66      $ 0.14 (a)      $ 0.05 (a)   $ 0.19      $(0.13)       0.00        $(1.72)
  06/30/98              14.81        0.25 (a)        2.47 (a)     2.72       (0.24)       0.00         (1.63)
  06/30/97              12.46        1.05            2.11         3.16       (0.31)       0.00         (0.50)
  11/01/95-06/30/96     12.53        0.25            1.62         1.87       (0.17)       0.00         (1.77)
  10/31/95              11.55        0.30            2.18         2.48       (0.30)       0.00         (1.20)
  10/31/94              11.92        0.30           (0.28)        0.02       (0.29)       0.00         (0.10)
  10/31/93              10.05        0.28            2.36         2.64       (0.28)       0.00         (0.49)
  12/30/91-10/31/92     10.00        0.24            0.23         0.47       (0.24)       0.00         (0.18)
 Administrative Class
  12/31/98 +            15.65        0.12 (a)        0.03 (a)     0.15       (0.11)       0.00         (1.72)
  08/21/97-06/30/98     15.66        0.19 (a)        1.65 (a)     1.84       (0.22)       0.00         (1.63)
Value 25 Fund
 Institutional Class
  07/10/98-12/31/98 +  $10.00      $(0.16)(a)      $(1.35)(a)   $(1.51)     $ 0.00       $0.00        $ 0.00
Small-Cap Value Fund
 Institutional Class
  12/31/98 +           $17.68      $00.15 (a)      $(1.83)(a)   $(1.68)     $(0.21)      $0.00        $(0.45)
  06/30/98              15.78        0.29 (a)        2.50 (a)     2.79       (0.13)       0.00         (0.76)
  06/30/97              14.20        0.46            3.63         4.09       (0.13)       0.00         (2.38)
  11/01/95-06/30/96     13.10        0.56            1.49         2.05       (0.21)       0.00         (0.74)
  10/31/95              12.07        0.28            1.92         2.20       (0.28)       0.00         (0.89)
  10/31/94              12.81        0.29           (0.65)       (0.36)      (0.29)       0.00         (0.09)
  10/31/93              10.98        0.24            2.33         2.57       (0.24)       0.00         (0.50)
  10/31/92              10.09        0.22            1.17         1.39       (0.22)       0.00         (0.24)
  10/01/91-10/31/91     10.00        0.02            0.10         0.12       (0.03)       0.00          0.00
 Administrative Class
  12/31/98 +            17.63        0.14 (a)       (1.83)(a)    (1.69)      (0.20)       0.00         (0.45)
  06/30/98              15.76        0.25 (a)        2.49 (a)     2.74       (0.11)       0.00         (0.76)
  06/30/97              14.20        0.38            3.68         4.06       (0.12)       0.00         (2.38)
  11/01/95-06/30/96     13.16        0.54            1.43         1.97       (0.19)       0.00         (0.74)

--------

 *Unaudited

 +Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.
 (ii)Formerly the NFJ Diversified Low P/E Fund.

16
 PIMCO Funds: Multi-Manager Series

                                                                                                      Ratio of Net
Distributions                                                                              Ratio of    Investment
in Excess of   Distributions Tax Basis               Net Asset               Net Assets   Expenses to Income (Loss)
Net Realized       from      Return of     Total     Value End                 End of     Average Net  to Average     Portfolio
Capital Gains  Equalization   Capital  Distributions of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
---------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00       $0.00      $(0.65)     $13.90        8.10%     $  9,254       0.89%*       (0.09)%*       136%
     0.00           0.00        0.00       (4.09)      13.53       30.40         8,488       0.89         (0.25)         268
     0.00           0.00        0.00       (1.87)      14.04        9.61         7,591       1.15         (0.43)         202
     0.00           0.00        0.00       (0.37)      14.66       16.72         8,378       0.88*        (0.32)*         97
     0.00           0.00        0.00       (0.02)      12.92       29.34         8,357       0.88*         0.24*         132
     0.00           0.00        0.00       (0.65)      13.85        7.97         3,924       1.14*        (0.34)*        136
     0.00           0.00        0.00       (4.09)      13.50       19.65         2,371       1.13*        (0.49)*        268
    $0.00         $ 0.00       $0.00      $(1.05)     $12.83        2.88%     $  6,464       1.42%*       (0.53)%*       115%
     0.00           0.00        0.00        0.00       13.55       35.50         6,822       1.36*         0.08*          60
    $0.00         $ 0.00       $0.00      $(1.96)     $14.31        1.51 %    $131,474       0.71%*        2.86%*         38%
     0.00           0.00        0.00       (2.51)      16.09       21.84       138,650       0.71          2.71           45
     0.00           0.00        0.00       (2.52)      15.41       27.67       121,138       0.72          3.03           45
     0.00           0.00        0.00       (0.82)      14.36       16.35       116,714       0.70*         3.41 *         52
     0.00           0.00        0.00       (0.79)      13.09       19.36       118,015       0.70          3.83           46
     0.00           0.00        0.00       (0.46)      11.75        2.25        92,365       0.70          3.77           36
     0.00           0.00        0.00       (0.77)      11.95       16.65        67,854       0.70          3.55           39
     0.00          (0.23)       0.00       (1.23)      10.92       12.89        30,506       0.70          3.83           47
     0.00           0.00        0.00       (0.39)      10.77       11.81        15,628       0.74*         4.18*          62
     0.00           0.00        0.00       (1.95)      14.30        1.39        10,733       0.96*         2.59*          38
     0.00           0.00        0.00       (2.47)      16.08       21.58        11,699       0.96          2.45           45
     0.00           0.00        0.00       (2.48)      15.40       27.40         8,145       0.97          2.79           45
     0.00           0.00        0.00       (0.84)      14.35       16.08         6,097       0.95*         3.19 *         52
     0.00           0.00        0.00       (0.73)      13.13       25.69           140       0.95*         3.43 *         43
    $0.00         $ 0.00       $0.00      $(1.85)     $14.00        1.69%     $ 90,942       0.71%*        1.85%*         47%
     0.00           0.00        0.00       (1.87)      15.66       19.35        83,219       0.71          1.59           77
     0.00           0.00        0.00       (0.81)      14.81       26.38        74,613       0.73          2.02           71
     0.00           0.00        0.00       (1.94)      12.46       16.24        52,727       0.70*         2.40*          29
     0.00           0.00        0.00       (1.50)      12.53       24.98        14,443       0.70          2.50           71
     0.00           0.00        0.00       (0.39)      11.55        0.15        15,442       0.70          2.34           44
     0.00           0.00        0.00       (0.77)      11.92       26.35        22,930       0.70          2.43           28
     0.00           0.00        0.00       (0.42)      10.05        4.68        18,083       0.70*         2.57*          73
     0.00           0.00        0.00       (1.83)      13.97        1.46        15,735       0.96*         1.62*          47
     0.00           0.00        0.00       (1.85)      15.65       12.71        10,349       0.96*         1.40*          77
    $0.00         $ 0.00       $0.00      $ 0.00      $ 8.49      (14.51)%    $    160       0.75%*       (3.97)%*        35%
    $0.00         $ 0.00       $0.00      $(0.66)     $15.34       (9.31)%    $ 59,431       0.86%*        1.99%*         24%
     0.00           0.00        0.00       (0.89)      17.68       17.77        47,432       0.85          1.65           41
     0.00           0.00        0.00       (2.51)      15.78       31.99        34,639       0.90          1.92           48
     0.00           0.00        0.00       (0.95)      14.20       16.35        29,017       0.85*         2.12*          35
     0.00           0.00        0.00       (1.17)      13.10       19.88        35,093       0.85          2.25           50
     0.00           0.00        0.00       (0.38)      12.07       (2.89)       31,236       0.85          2.23           48
     0.00           0.00        0.00       (0.74)      12.81       23.60        46,523       0.85          2.05           42
     0.00          (0.04)       0.00       (0.50)      10.98       13.75        18,261       0.85          2.16           27
     0.00           0.00        0.00       (0.03)      10.09        1.19         5,060       1.09*         3.06*           0
     0.00           0.00        0.00       (0.65)      15.29       (9.43)       19,175       1.10*         1.78*          24
     0.00           0.00        0.00       (0.87)      17.63       17.41        10,751       1.10          1.39           41
     0.00           0.00        0.00       (2.50)      15.76       31.70         5,916       1.16          1.68           48
     0.00           0.00        0.00       (0.93)      14.20       15.64         4,433       1.10*         1.86*          35

                                                                   Prospectus


                          Net Asset               Net Realized/     Total    Dividends  Dividends in  Distributions
                            Value        Net        Unrealized   Income from  from Net  Excess of Net   from Net
                          Beginning  Investment   Gain (Loss) on Investment  Investment  Investment     Realized
                          of Period Income (Loss)  Investments   Operations    Income      Income     Capital Gains
-------------------------------------------------------------------------------------------------------------------
Enhanced Equity Fund
 Institutional Class
  12/31/98 +               $12.64       $0.04 (a)     $ 0.68 (a)   $ 0.72      $(0.06)      $0.00        $(1.61)
  06/30/98                  16.46        0.11 (a)       3.91 (a)     4.02       (0.11)       0.00         (7.73)
  06/30/97                  15.91        1.18           3.10         4.28       (0.10)       0.00         (3.63)
  11/01/95-06/30/96         14.44        0.34           1.67         2.01       (0.16)       0.00         (0.38)
  10/31/95                  11.99        0.25           2.62         2.87       (0.25)       0.00         (0.17)
  10/31/94                  12.08        0.25          (0.04)        0.21       (0.25)       0.00         (0.05)
  10/31/93                  11.76        0.23           0.74         0.97       (0.23)       0.00         (0.42)
  10/31/92                  10.80        0.16           1.06         1.22       (0.16)       0.00         (0.04)
  02/11/91-10/31/91         10.00        0.16           0.80         0.96       (0.16)       0.00          0.00
 Administrative Class
  12/31/98 +                12.59        0.03 (a)       0.68 (a)     0.71       (0.06)       0.00         (1.61)
  08/21/97-06/30/98         17.53        0.05 (a)       2.85 (a)     2.90       (0.11)       0.00         (7.73)
Tax-Efficient Equity
 Fund
 Administrative Class
  09/30/98-12/31/98 +      $ 8.65       $0.03 (a)     $ 1.85 (a)   $ 1.88      $ 0.00       $0.00        $ 0.00
Structured Emerging
 Markets Fund
 Institutional Class
  12/31/98 +               $10.00       $0.07 (a)     $(0.77)(a)   $(0.70)     $(0.07)      $0.00        $(0.28)
Tax-Efficient Structured
 Emerging Markets Fund
 Institutional Class
  12/31/98 +               $10.00       $0.07 (a)     $(0.61)(a)   $(0.54)     $(0.06)      $0.00        $ 0.00
Balanced Fund (iii)
 Institutional Class
  12/31/98 +               $12.15       $0.21 (a)     $ 0.11 (a)   $ 0.32      $(0.14)      $0.00        $(1.64)
  06/30/98                  11.42        0.35 (a)       1.81 (a)     2.16       (0.34)       0.00         (1.09)
  06/30/97                  11.64        0.89           1.21         2.10       (0.36)       0.00         (1.96)
  11/01/95-06/30/96         11.89        0.27           0.76         1.03       (0.27)       0.00         (1.01)
  10/31/95                  10.35        0.44           1.54         1.98       (0.44)       0.00          0.00
  10/31/94                  10.84        0.34          (0.34)        0.00       (0.34)       0.00         (0.15)
  10/31/93                  10.42        0.35           0.68         1.03       (0.35)       0.00         (0.26)
  06/25/92-10/31/92         10.00        0.12           0.52         0.64       (0.12)       0.00         (0.10)

--------

 +Unaudited
 *Annualized
 (a)Per share amounts based on average number of shares outstanding during the period.

 (iii) NFJ and Cadence began serving as Sub-Advisers of the portion of the Balanced Fund allocated for investment in common stocks on August 1, 1996. Prior to August 1, 1996, a different firm served as sub-adviser.

18
 PIMCO Funds: Multi-Manager Series

                                                                                                      Ratio of Net
Distributions                                                                              Ratio of    Investment
in Excess of   Distributions Tax Basis               Net Asset               Net Assets   Expenses to Income (Loss)
Net Realized       from      Return of     Total     Value End                 End of     Average Net  to Average     Portfolio
Capital Gains  Equalization   Capital  Distributions of Period Total Return Period (000s)   Assets     Net Assets   Turnover Rate
---------------------------------------------------------------------------------------------------------------------------------
    $0.00         $ 0.00       $0.00      $(1.67)     $11.69       6.39%      $ 37,868       0.71%*       0.70%*          24%
     0.00           0.00        0.00       (7.84)      12.64      32.33         36,584       0.71         0.63            65
     0.00           0.00        0.00       (3.73)      16.46      31.45         44,838       0.74         1.31            91
     0.00           0.00        0.00       (0.54)      15.91      14.21         83,425       0.70*        1.58*           53
     0.00           0.00        0.00       (0.42)      14.44      24.46         73,999       0.70         1.91            21
     0.00           0.00        0.00       (0.30)      11.99       1.83         65,915       0.70         2.20            44
     0.00           0.00        0.00       (0.65)      12.08       8.20         46,724       0.70         1.89            15
     0.00          (0.06)       0.00       (0.26)      11.76      11.46         36,515       0.70         1.81            17
     0.00           0.00        0.00       (0.16)      10.80       9.59          4,451       0.73*        2.14*            0
     0.00           0.00        0.00       (1.67)      11.63       6.30         16,672       0.96*        0.45*           24
     0.00           0.00        0.00       (7.84)      12.59      23.85         10,409       0.95*        0.47*           65
    $0.00         $ 0.00       $0.00      $ 0.00      $10.53      21.79%      $    392       0.87%*       1.23%*           8%
    $0.00         $ 0.00       $0.00      $(0.35)     $ 8.95      (7.04)%     $ 33,058       0.95%*       1.64%*          15%
    $0.00         $ 0.00       $0.00      $(0.06)     $ 9.40      (5.37)%     $ 45,649       0.96%*       1.52%*          19%
    $0.00         $ 0.00       $0.00      $(1.78)     $10.69       3.17%      $ 38,014       0.71%        3.69%*         100%
     0.00           0.00        0.00       (1.43)      12.15      19.91         41,222       0.72         2.91           186
     0.00           0.00        0.00       (2.32)      11.42      20.37         61,518       0.74         3.33           199
     0.00           0.00        0.00       (1.28)      11.64       9.07         82,562       0.70*        3.46*          140
     0.00           0.00        0.00       (0.44)      11.89      19.47         72,638       0.70         3.73            43
     0.00           0.00        0.00       (0.49)      10.35       0.08        130,694       0.70         3.25            47
     0.00           0.00        0.00       (0.61)      10.84      10.06        126,410       0.70         3.10            19
     0.00           0.00        0.00       (0.22)      10.42       6.40         99,198       0.70*        3.36*           39

                                                                   Prospectus

                       INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Fund are described below. There can be no assurance that the investment objective of any Fund will be achieved. Because the market value of each Fund's investments will change, the net asset value per share of each Fund also will vary. Specific portfolio securities eligible for purchase by the Funds, investment techniques that may be used by the Funds, and the risks associated with these securities and techniques are described more fully under "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information. For information on other investment policies of the Stock Funds, see "Investment Objectives and Policies--Stock Funds." This information is also relevant to an investment in the Balanced Fund because the Common Stock Segment (as described below) of that Fund is managed in accordance with the investment policies of the Capital Appreciation and Value Funds.

  Emerging Markets Fund seeks long-term growth of capital. The Fund invests primarily in common stocks of companies located in countries identified as emerging market countries. The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Free Index") and the International Finance Corporation Emerging Markets Index ("IFC Index") are used as the bases for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of these indexes. The Sub-Adviser applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors), and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase as well as provides a sell discipline for fully valued securities. In selecting securities, the Sub-Adviser considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

  Argentina             Hungary             Peru                 Sri Lanka
  Brazil                India               Philippines          Taiwan
  Chile                 Indonesia           Poland               Thailand
  China                 Israel              Portugal             Turkey
  Colombia              Jordan              Romania              Venezuela
  Czech                 Malaysia            Russia               Zimbabwe
  Republic              Mexico              South Africa
  Greece                Pakistan            South Korea
  Hong Kong

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to

20
 PIMCO Funds: Multi-Manager Series
the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index or the IFC Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions.

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." Currently, the Portfolio Manager for the Emerging Markets Fund is James Smith of Blairlogie. It is anticipated that the Emerging Markets Fund will reorganize as a series of another mutual fund family on or about April 30, 1999, and thereafter would not be offered as a series of the Trust. See "Management of the Trust--Sub-Advisers--Blairlogie."

  International Developed Fund seeks long-term growth of capital. The Fund invests primarily in a diversified portfolio of international equity securities. The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index ("EAFE Index") is used as a basis for choosing the countries in which the Fund invests. However, the Fund is not limited to the countries and weightings of the EAFE Index. Under normal market conditions, the Fund will invest no more than 35% of its assets in securities issued by companies located in countries that the Sub-Adviser determines, on the basis of market capitalization, liquidity, and other considerations, to have underdeveloped securities markets. The Sub-Adviser applies two levels of screening in selecting investments for the Fund. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets which are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchase and also provides a sell discipline for fully valued securities. In selecting securities, the Sub-Adviser considers, to the extent practicable and on the basis of information available to it for research, a company's environmental business practices.

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  Most of the international equity securities in which the Fund invests will be traded in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the EAFE Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. Up to 10% of the Fund's assets may be invested in the securities of other investment companies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as
                                                                   Prospectus
an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." Currently, the Portfolio Manager for the International Developed Fund is James Smith of Blairlogie. It is anticipated that the International Developed Fund will reorganize as a series of another mutual fund family on or about April 30, 1999, and thereafter would not be offered as a series of the Trust. See "Management of the Trust--Sub-Advisers--Blairlogie."

  International Fund seeks capital appreciation through investments in an international portfolio. Income is an incidental consideration. Under normal market conditions, at least 65% of the International Fund's total assets will be invested in common stocks, which may or may not pay dividends, as well as convertible bonds, convertible preferred stocks, warrants, rights or other equity securities, for a combination of capital appreciation and income. Convertible securities may include securities convertible only by certain classes of investors (which may not include the Fund). The Fund may not invest in convertible securities which are of less than investment grade quality at the time of purchase.

  The Fund will normally invest in securities traded in developed foreign securities markets. Particular consideration is given to investments principally traded in developed North American (other than United States), Japanese, European, Pacific and Australian securities markets, and in securities of foreign issuers traded on United States securities markets. The Fund will also invest in emerging markets, where markets may not yet fully reflect the potential of the developing economy. There are no prescribed limits on geographic asset distribution and the Fund has the authority to invest in securities traded in securities markets of any country in the world. In allocating the Fund's assets among the various securities markets of any country in the world, the Sub-Adviser will consider such factors as the condition and growth potential of the various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which its assets will be invested, although under normal market circumstances the Fund's investments will include securities principally traded in at least three different countries. The Fund will not limit its investments to any particular type or size of company.

  The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contacts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments-- Index Futures."

  The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Sub-Adviser believes that conditions in international securities markets warrant a defensive investment strategy, the Fund may invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American Depository Receipts.

22
 PIMCO Funds: Multi-Manager Series

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the International Fund is James Smith of Blairlogie. On or about April 30, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie (the "Blairlogie Transaction"). The consummation of the Blairlogie Transaction is subject to a number of conditions. PIMCO Advisors has determined to continue to retain Blairlogie as the Sub-Adviser of the Fund following the Blairlogie Transaction. See "Management of the Trust--Sub-Advisers--Blairlogie."

  Capital Appreciation Fund seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of the approximately 1,000 largest market capitalization stocks, all of which are those of companies with market capitalizations of at least $1 billion at the time of investment. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Sub-Adviser believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Managers for the Capital Appreciation Fund are David B. Breed, William B. Bannick, Katherine A. Burdon, and Peter B. McManus of PIMCO Advisors' subsidiary Cadence.

  Mid-Cap Growth Fund seeks growth of capital. The Fund invests primarily in common stocks of middle capitalization companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. Stocks for the Fund are selected from a universe of companies with market capitalizations in excess of $500 million at the time of investment, excluding the 200 companies with the highest market capitalization. The Fund usually invests in approximately 60 to 100 common stocks. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen,
(iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Sub-Adviser believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Portfolio Managers for the Mid-Cap Growth Fund are David B. Breed, William B. Bannick, Katherine A. Burdon, and Peter B. McManus of PIMCO Advisors' subsidiary Cadence.

  Small-Cap Growth Fund seeks growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with market capitalizations of $50 million to $1 billion at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Sub-Adviser believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of
                                                                   Prospectus
growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Managers for the Small-Cap Growth Fund are David B. Breed, William B. Bannick, Katherine A. Burdon, and Peter B. McManus of PIMCO Advisors' subsidiary Cadence.

  Micro-Cap Growth Fund seeks long-term growth of capital. The Fund invests primarily in common stocks of companies that have improving fundamentals (such as growth of earnings and dividends) and whose stock is reasonably valued by the market. The Fund usually invests in approximately 60 to 100 common stocks selected from a universe of stocks with publicly available market capitalizations of less than $100 million at the time of investment. Each issue is screened and ranked using five distinct computerized models, including: (i) a dividend growth screen, (ii) an equity growth screen, (iii) an earnings growth screen, (iv) an earnings momentum screen, and (v) an earnings surprise screen. The Sub-Adviser believes that the models identify the stocks in the universe exhibiting growth characteristics with reasonable valuations. Stocks are replaced when they score worse-than-median screen ranks, have negative earnings surprises, or show poor relative price performance. The universe is rescreened frequently to obtain a favorable composition of growth and value characteristics for the entire Fund. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith. The Portfolio Managers for the Micro-Cap Growth Fund are David B. Breed, William B. Bannick, Katherine A. Burdon, and Peter B. McManus of PIMCO Advisors' subsidiary Cadence.

  Renaissance Fund seeks long-term growth of capital and income. The Fund invests primarily in common stocks having below-average valuations whose issuers are experiencing improvements in their business fundamentals. Relative valuation is determined using a multi-factor approach that examines characteristics such as price to book, price to earnings and price to cash flow ratios. Stocks which pass the valuation screen are further analyzed to identify the key drivers of financial results and catalysts for change which indicate that a company may demonstrate improving fundamentals in the future. Stocks which appear likely to exceed consensus expectations are candidates for addition to the Fund's portfolio. Stocks are sold from the Fund's portfolio when the Sub-Adviser believes that their ability to exceed investor expectations has diminished or when their valuations have become excessive.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. Currently, the Portfolio Manager for the Renaissance Fund is Clifford G. Fox of PIMCO Advisors' subsidiary Columbus Circle. On or about May 7, 1999, PIMCO Equity Advisors will assume full portfolio management responsibility for the Renaissance Fund. John K. Schneider of PIMCO Equity Advisors is expected to become the Portfolio Manager of the Fund at that time. See "Management of the Trust--Sub-Advisers--Columbus Circle."

  Core Equity Fund seeks long-term growth of capital, with income as a secondary objective. The Fund attempts to exceed the total return performance of the S&P 500 over a reasonable measurement period. The Fund usually invests in approximately 40 to 50 common stocks from companies with market capitalizations in excess of $3 billion at the time of investment. In selecting securities, the Sub-Adviser uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising

24
 PIMCO Funds: Multi-Manager Series
securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include a significant portion of middle capitalization companies combined with the large capitalization stocks.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. The Portfolio Manager for the Core Equity Fund is Anthony Rizza of PIMCO Advisors' subsidiary Columbus Circle.

  Mid-Cap Equity Fund seeks long-term growth of capital. The Fund usually invests in approximately 40 to 60 common stocks from companies with market capitalizations of $800 million to $3 billion at the time of investment. In selecting securities, the Sub-Adviser uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies performing better than expected will have rising securities prices, while companies producing less than expected results will not. Through thorough analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Fund only if they continue to achieve or exceed expectations, and are sold when business or earnings results are disappointing. Stock selection may include companies that have grown rapidly from small capitalization status.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets, which will not exceed 15% of the Fund's net assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities, securities indexes and on foreign currencies; enter into futures contracts and use options on futures contracts; and enter into forward foreign currency contracts. The Portfolio Manager for the Mid-Cap Equity Fund is Amy H. Hogan of PIMCO Advisors' subsidiary Columbus Circle.

  International Growth Fund seeks long-term capital appreciation. The Fund invests in an international portfolio of equity and equity-related securities of companies the principal activities of which are in countries other than the United States. The Fund will normally invest in securities traded in foreign securities markets and in securities of foreign issuers traded on U.S. securities markets. As noted below, except for temporary defensive investments, the Fund will not invest in securities of U.S. issuers traded on U.S. securities markets. Otherwise, there are no prescribed limits on geographic asset distribution, and the Fund has the authority to invest in securities traded in securities markets of any country in the world. Under certain adverse investment conditions, the Fund may restrict the number of securities markets in which it invests, although under normal market conditions, the Fund's investments will include securities principally traded in at least three different countries (not including the U.S.). The Fund will not limit its investments to any particular type or size of company. In pursuing its investment objective, under normal market conditions, the Fund will invest at least 65% of its assets in equity securities of issuers which exhibit growth characteristics in accordance with the Sub-Adviser's Positive Momentum & Positive Surprise investment discipline (see "Management of the Trust--Sub-Advisers--Columbus Circle"). The Fund may also invest in issuers which do not exhibit growth characteristics, but whose securities are thought to be undervalued.
                                                                   Prospectus

  The Fund may invest in developed foreign securities markets and in emerging markets, where markets may not fully reflect the potential of the developing economy. The Fund may also invest in shares of companies which are not presently listed but are in the process of being privatized by the government and shares of companies that are traded in over-the-counter markets or other types of unlisted securities markets.

  The Fund will apply the Sub-Adviser's Positive Momentum & Positive Surprise investment discipline to international markets. Asset allocation decisions ("top down") and individual stock selections ("bottom up") result from identification of positively surprising fundamental trends. Fundamental factors considered and their importance vary by security, but include country factors (e.g., changes in the political environment or funds flows); macroeconomic factors (e.g., GDP growth, inflation and interest rates); global secular trends (e.g., global grain shortages or growth in wireless communications); and industry and company specific factors. Investments are made when the relevant factors are improving (Positive Momentum) faster than expected (Positive Surprise). The relevant factors can be country (top down) or company (bottom
up) specific.

  The Sub-Adviser believes that securities markets of many nations can be expected to move relatively independently of one another, because business cycles and other economic or political events that influence one country's securities markets may have little effect on the securities markets of other countries. By investing in an international portfolio, the Fund seeks to reduce the risks associated with investing in the economy of only one country.

  The Fund may invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies which invest in foreign markets. The Fund may also purchase and write call and put options on securities, securities indexes, and on foreign currencies; enter into futures contracts and use options on futures contracts, including futures contracts on foreign currencies; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures."

  The Fund will not normally invest in securities of U.S. issuers traded on U.S. securities markets. However, when the Sub-Adviser believes that conditions in international securities markets warrant a defensive investment strategy, the Fund may temporarily invest up to 100% of its assets in domestic debt, foreign debt and equity securities principally traded in the U.S., including money market instruments, obligations issued or guaranteed by the U.S. or a foreign government or their respective agencies, authorities or instrumentalities, or corporate bonds and sponsored American Depository Receipts. The Fund will not invest in debt securities which are of less than investment grade quality at the time of purchase (i.e., securities rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by the Sub-Adviser to be of comparable quality).

  Investing in the securities of foreign issuers, and particularly emerging market issuers, involves special risks not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Manager for the International Growth Fund is Clifford G. Fox of PIMCO Advisors' subsidiary Columbus Circle.

  Equity Income Fund seeks current income as a primary investment objective, and long-term growth of capital as a secondary objective. The Fund invests primarily in common stocks characterized by having below-average price to earnings ("P/E") ratios and higher dividend yields relative to their industry groups. In selecting securities, the Sub-Adviser classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market

26
 PIMCO Funds: Multi-Manager Series
capitalization of $200 million at the time of investment. The universe is then screened to find the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the highest yields are chosen for the Fund. The universe is then rescreened to find the highest yielding stock in each industry, subject to application of quality and price momentum screens. From this group, approximately 25 stocks with the lowest P/E ratios are added to the Fund. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio or higher dividend yield than the current Fund holding. The Portfolio Managers for the Equity Income Fund are Chris Najork and Benjamin Fischer of PIMCO Advisors' subsidiary NFJ.

  Value Fund seeks long-term growth of capital and income. The Fund invests primarily in common stocks characterized by having below-average P/E ratios relative to their industry groups. In selecting securities, the Sub-Adviser classifies a universe of approximately 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million at the time of investment. The universe is then screened to find the stocks with the lowest P/E ratios in each industry, subject to application of quality and price momentum screens. The stocks in each industry with the lowest P/E ratios that pass the quality and price momentum screens are then selected for the Fund. The Fund usually invests in approximately 50 stocks, although the Fund may reduce its holdings below this number (normally not below 30 stocks) if the Sub-Adviser believes that this would help the Fund to achieve its investment objective. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Portfolio Managers for the Value Fund are Chris Najork, Benjamin Fischer, and Paul A. Magnuson of PIMCO Advisors' subsidiary NFJ.

  Value 25 Fund seeks long-term growth of capital and income. The Fund invests primarily in a portfolio of approximately 25 common stocks of companies with medium market capitalizations and below-average P/E ratios relative to their industry groups. In selecting securities, the Sub-Adviser classifies a universe of more than 2,000 stocks by industry, each of which has a minimum market capitalization of $200 million. The universe is then screened to find stocks with the lowest P/E ratios in each industry, subject to application of quality, earnings momentum and price momentum screens. Those stocks which pass the screenings and satisfy the medium-cap size criteria are further analyzed. Fundamental research is performed on the companies determined by such process to be the most undervalued. Approximately 25 stocks, diversified across industries, are selected on an equal-weighted basis for the Fund's portfolio. Although quarterly rebalancing is a general rule, replacements are made whenever an alternative stock has a significantly lower P/E ratio than the current Fund holdings. Because the Fund concentrates on approximately 25 stocks at any one time (and is not as diversified as many stock funds), it is intended for aggressive investors seeking above-average capital gains and willing to accept the greater risks associated therewith. The Portfolio Managers for the Value 25 Fund are Chris Najork, Benjamin Fischer, and Cliff Hoover of PIMCO Advisors' subsidiary NFJ.

  Small-Cap Value Fund seeks long-term growth of capital and income. The Fund invests primarily in common stocks of companies with market capitalizations between $50 million and $1 billion at the time of investment. In selecting securities, the Sub-Adviser divides a universe of up to approximately 2,000 stocks into quartiles based upon P/E ratio. The lowest quartile in P/E ratio is screened for market capitalizations between $50 million and $1 billion, subject to application of quality and price momentum screens. Approximately 100 stocks with the lowest P/E ratios are combined in the Fund, subject to limits on the weighting for any one industry. Although quarterly rebalancing is a general rule, replacements are made whenever a holding achieves a higher P/E ratio than the S&P 500's P/E ratio or its industry average P/E ratio, or when an alternative stock within the same industry has a significantly lower P/E ratio than the current Fund holding. The Fund is intended for aggressive investors seeking above-average gains and willing
                                                                   Prospectus
to accept the greater risks associated therewith. The Portfolio Managers for the Small-Cap Value Fund are Chris Najork, Benjamin Fischer, and Paul A. Magnuson of PIMCO Advisors' subsidiary NFJ.

  Growth Fund seeks long-term growth of capital. Income is an incidental consideration. The Fund invests primarily in common stocks of companies with market capitalizations of at least $5 billion at the time of investment. The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Growth Fund is Kenneth W. Corba of PIMCO Equity Advisors.

  Target Fund seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of companies with market capitalizations of between $1 billion and $10 billion at the time of investment. The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Target Fund is Kenneth W. Corba of PIMCO Equity Advisors.

  Opportunity Fund seeks capital appreciation. No consideration is given to income. The Fund invests primarily in common stocks of companies with market capitalizations of less than $2 billion at the time of investment. The Fund is intended for aggressive investors seeking above-average gains and willing to accept the greater risks associated therewith.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Opportunity Fund is Michael F. Gaffney of PIMCO Equity Advisors.

  Innovation Fund seeks capital appreciation. No consideration is given to income. The Fund invests primarily (i.e., at least 65% of its assets) in common stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry as well as companies that provide and service those technologies. Although the Fund emphasizes the utilization of technologies, it is not restricted to investment in companies in a particular business sector or industry.

  The Fund may invest a portion of its assets in securities of foreign issuers traded in foreign securities markets (not including Eurodollar certificates of deposit), which will not exceed 15% of the Fund's assets at the time of investment.

28
 PIMCO Funds: Multi-Manager Series

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Fund may also purchase and write call and put options on securities and securities indexes; enter into futures contracts and use options on futures contracts; buy or sell foreign currencies; and enter into forward foreign currency contracts. The Portfolio Manager for the Innovation Fund is Dennis P. McKechnie of PIMCO Equity Advisors.

  Enhanced Equity Fund seeks to provide a total return which equals or exceeds the total return performance of an index that represents the performance of a reasonably broad spectrum of common stocks that are publicly traded in the United States. The Fund currently attempts to equal or exceed the total return performance of the S&P 500. The Sub-Adviser uses quantitative techniques to construct a portfolio that consists of some, but not all, of the common stocks that are represented in the S&P 500. The Fund may invest in common stocks of foreign issuers if included in the S&P 500. The Fund attempts to provide risk-controlled exposure to the S&P 500 while adding value through security selection. The Fund is designed to have no greater volatility than the S&P 500. Stocks in the S&P 500 are ranked by their exposure to growth and value factors and combined to create a sector-neutral portfolio which exhibits above average return potential relative to the S&P 500. Approximately 150 positions are owned by the Fund. Stocks with rising earnings expectations, reasonable valuation of those earnings and positive investor sentiment are more heavily weighted. The fundamental inputs used in the stock selection process include company revenues and cash flow, stock price, reported and estimated earnings, analyst ratings and earnings estimates revisions. A computer optimization model is used to achieve diversification and risk control relative to the S&P 500. Frequent and modest rebalancing assures these exposures are maintained through time. The Trustees reserve the right to change, without shareholder approval, the index whose total return the Fund will attempt to equal or exceed, although it is not anticipated that such a change would be made in the ordinary course of the Fund's operations. The Fund may engage in the purchase and writing of options on securities indexes, and may also invest in stock index futures contracts and options thereon. The Portfolio Managers for the Enhanced Equity Fund are David Stein, Tom Seto, and Cliff Quisenberry of PIMCO Advisors' subsidiary Parametric.

  Tax-Efficient Equity Fund seeks maximum after-tax growth of capital. The Fund attempts to provide a total return which exceeds the return of the S&P 500. In addition, the Fund seeks to achieve superior after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains by using the strategies described under "Tax-Efficient Structured Emerging Markets Fund--Tax-Efficient Management Strategies" below. Notwithstanding these strategies, the Fund may have taxable investment income and may realize taxable gains from time to time.

  The Fund invests primarily in a broadly diversified portfolio of at least 200 common stocks. Normally, at least 95% of the Fund's assets will be invested in stocks represented in the S&P 500 and the Fund's portfolio is designed to have certain characteristics that are similar to those of the index. These characteristics include such measures as dividend yield, P/E ratio, relative volatility, economic sector exposure, return on equity, and market price-to-book value ratio. However, the Sub-Adviser attempts to construct a portfolio that produces a higher total return than the S&P 500 by using the quantitative security selection techniques described below. Of course, there can be no assurance that the Fund's investment performance will equal or exceed that of the S&P 500.

  In selecting specific securities, the Sub-Adviser uses a proprietary quantitative model that ranks companies based on long-term (5-10 years) price appreciation potential through analysis of such factors as growth of sustainable earnings and dividend behavior. Securities in the top 50% of the model's ranking are considered for purchase. The Sub-Adviser's sell discipline incorporates a focus on reducing the realization of capital gains. Each sell candidate is evaluated
                                                                   Prospectus
based on its cost, current market value, and anticipated benefit of replacement. Securities in the bottom 20% of the model's ranking are considered for sale. The Fund may engage in the purchase and writing of options on securities indexes and may also invest in stock index futures contracts and options thereon. The Portfolio Managers for the Tax-Efficient Equity Fund are David Stein, Tom Seto, and Cliff Quisenberry of PIMCO Advisors' subsidiary Parametric.

  Structured Emerging Markets Fund seeks long-term growth of capital. The Fund invests primarily in equity securities of companies located in, or whose business relates to, emerging markets. The Sub-Adviser will identify those markets that it considers to be emerging markets, relying primarily on those countries listed on the International Finance Corporation Investable Composite Index (the "IFC Investable Index"). However, the Sub-Adviser has discretion in identifying other countries that qualify as emerging markets on the basis of market capitalization and liquidity, as well as their inclusion, or consideration for inclusion, as emerging market countries in other broad-based market indexes. The Fund seeks to achieve its objective by following a disciplined and systematic methodology for selecting and weighting countries, industries, and stocks. Diversification and consistent exposure to opportunity are emphasized over tactical timing decisions with regard to countries, industries, or stocks. A disciplined methodology for maintaining the allocation to countries, industries, and stocks is utilized in portfolio composition, rather than discretionary shifting in country and industry concentration levels. First, countries are selected based upon their level of development and equity market institutions. GNP per capita, local economic diversification, and freedom of investment flows are the primary considerations in country selection decisions. Most countries are assigned an equal weight in the Fund unless the size of their equity market is prohibitive; countries with smaller markets (i.e., less than $5 billion of market capitalization) are assigned one-half of the weight assigned to countries with larger markets. Second, all stocks in each eligible country are divided into five broad economic sector groups: financial, industrial, consumer, utilities, and natural resources. The Sub-Adviser will generally endeavor to maintain exposure across all five sectors in each country. Finally, stocks are selected and purchased to fill out the country and industry structure. Stock purchase candidates are examined for liquidity, industry representation, performance relative to industry, and long-term profitability. Under normal market conditions and assuming Fund size of at least $5 million, the Sub-Adviser will endeavor to maintain investment exposure to roughly 20 countries and hold in excess of 200 securities in the Fund. The allocation methodology described above may be changed from time to time based on evaluations of economic trends by the Sub-Adviser, consistent with the principles of broad country and company diversification of the Fund's investments.

  For purposes of implementing its investment objective, the Fund invests primarily in some or all of the following emerging market countries (this list is not exclusive):

  Argentina            Greece              Mexico              Slovenia
  Botswana             Hungary             Morocco             South Africa
  Brazil               India               Pakistan            South Korea
  Chile                Indonesia           Peru                Taiwan
  China                Israel              Philippines         Thailand
  Colombia             Kenya               Poland              Turkey
  Czech Republic       Latvia              Portugal            Venezuela
  Egypt                Lithuania           Romania             Zimbabwe
  Estonia              Mauritius           Russia
  Ghana                Malaysia            Slovak Republic

  For purposes of allocating the Fund's investments, a company is considered to be located in the country in which the company is domiciled, and a company's business "relates to" any emerging market country in which the company's securities are primarily traded, from which the company derives a significant portion of its revenues, or in which a significant portion of the company's goods or services are produced.

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 PIMCO Funds: Multi-Manager Series

  Most of the foreign securities in which the Fund invests will be denominated in foreign currencies. The Fund may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the IFC Investable Index. Such foreign currency transactions may include forward foreign currency contracts, foreign exchange futures contracts, and options thereon, currency exchange transactions on a spot (i.e., cash) basis, and put and call options on foreign currencies. The Fund may sell (write) call and put options. The Fund may utilize stock index futures contracts and options thereon for hedging purposes and also for investment purposes. For instance, the Fund may invest in stock index futures contracts and related options as an alternative to purchasing individual stocks to adjust its exposure to a particular foreign market. See "Characteristics and Risks of Securities and Investment Techniques--Derivative Instruments--Index Futures." The Fund may also engage in equity index swap transactions. The Fund may also invest up to 5% of its assets in debt securities of issuers located in emerging market countries, including corporate debt securities and obligations issued or guaranteed by a foreign government or its agencies, authorities, or instrumentalities.

  Investing in securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities." The Portfolio Managers for the Structured Emerging Markets Fund are David Stein, Tom Seto, and Cliff Quisenberry of PIMCO Advisors' subsidiary Parametric.

  Tax-Efficient Structured Emerging Markets Fund has the same investment objective and policies as the Structured Emerging Markets Fund, except that the Fund seeks to achieve superior after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's investment income and realized capital gains by using the strategies described under "Tax-Efficient Management Strategies" below. While the Fund seeks to minimize investor taxes associated with the Fund's investment income and realized capital gains, the Fund may have taxable investment income and may realize taxable gains from time to time.

  Investing in securities of foreign issuers, and particularly emerging market issuers, involves special risks and considerations not typically associated with investing in U.S. companies. For a discussion of such risks, see "Characteristics and Risk of Securities and Investment Techniques--Foreign Securities." The Portfolio Managers for the Tax-Efficient Structured Emerging Markets Fund are David Stein, Tom Seto, and Cliff Quisenberry of PIMCO Advisors' subsidiary Parametric.

  Tax-Efficient Management Strategies The Sub-Adviser for the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds utilizes a range of active tax management techniques to minimize taxable distributions for these Funds, including: low portfolio turnover; emphasis towards low-dividend, growth-oriented companies; tax lot accounting (identification of specific shares of securities being sold that have the lowest tax cost); and regular rebalancing to capture available tax credits. The Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds will generally seek to avoid realizing net short-term capital gains and, when realizing gains, will attempt to realize long-term gains (i.e., gains on securities held for more than 12 months). The Funds intend to notify each shareholder as to that portion of his or her capital gain dividends which qualifies for a long-term tax rate, generally taxed at a maximum tax rate of 20% in the hands of a shareholder who is an individual. Net short-term capital gains, when distributed, will be taxed as ordinary income, generally subject to graduated tax rates of up to 39.6% for shareholders who are individuals. When these Funds decide to sell a particular appreciated security, they will normally select for sale first those share lots with holding periods exceeding 12 months and among those, the share lots with the highest cost basis. The Funds may, when prudent, sell securities to realize capital losses that can be used to offset realized capital gains.
                                                                   Prospectus

  To protect against price declines in securities holdings with large accumulated capital gains, the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds may, to the extent permitted by law, use hedging techniques such as the purchase of put options, the sale of stock index futures contracts, and equity swaps. By using these techniques rather than selling such securities, the Funds can reduce their exposure to price declines in the securities without realizing substantial capital gains. In limited circumstances, the Funds may follow the practice of distributing selected appreciated securities to meet redemptions of certain investors and may, within certain limits, use the selection of securities distributed to meet such redemptions as a management tool. By distributing appreciated securities the Funds can reduce their position in such securities without realizing capital gains. During periods of net withdrawals by investors, using distributions of securities could enable the Funds to avoid the forced sale of securities to raise cash for meeting redemptions.

  It is expected that by employing the various tax-efficient management strategies described above, the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds can minimize the extent to which shareholders incur taxes as a result of realized capital gains. The Funds may nevertheless realize gains and shareholders will incur tax liability from time to time.

  Balanced Fund seeks total return consistent with prudent investment management. The Fund attempts to achieve this objective through a management policy of investing in the following asset classes: common stock, fixed income securities, and money market instruments. The proportion of the Fund's total assets allocated among common stocks, fixed income securities, and money market instruments will vary from time to time and will be determined by the Adviser. In determining the allocation of the Fund's assets among the three asset classes, the Adviser will employ asset allocation principles which take into account certain economic factors, market conditions, and the expected relative total return and risk of the various asset classes. Under normal circumstances, it is anticipated that the Fund will generally maintain a balance among the types of securities in which it invests. Thus, the Fund will normally maintain 40% to 65% of its assets in common stock, at least 25% of its assets in fixed income securities, and less than 10% of its assets in money market instruments. However, in no event would the Fund invest in any common stock if, at the time of investment, more than 80% of the Fund's assets would be invested in common stock; in no event would the Fund invest in a fixed income security (other than a short-term instrument) if, at the time of investment, more than 80% of the Fund's assets would be invested in fixed income securities; nor would the Fund invest in a money market instrument if, at the time of investment, more than 60% of its assets would be invested in money market instruments.

  In managing the Fund, the Adviser uses a specialist approach and has engaged three of the Trust's Sub-Advisers to manage certain portions of the Fund's assets. The portion of the assets of the Fund allocated by the Adviser for investment in common stock (the "Common Stock Segment") will be further allocated by the Adviser for investment by Cadence and NFJ. The portion of the Common Stock Segment allocated to Cadence will be managed in accordance with the investment policies of, and by the same Portfolio Managers as, the Capital Appreciation Fund; the portion allocated to NFJ will be managed in accordance with the investment policies of, and by the same Portfolio Managers as, the Value Fund. Allocations of the Common Stock Segment to Cadence and NFJ will vary from time to time as determined by the Adviser.

  The portion of the assets of the Fund allocated by the Adviser for investment in fixed income securities (the "Fixed Income Securities Segment") will be managed by William H. Gross of PIMCO Advisors' affiliate Pacific Investment Management. The Fund may invest the Fixed Income Securities Segment in the following types of securities: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; corporate debt securities, including convertible securities and corporate commercial paper; mortgage-related and other asset-backed securities; inflation-

32
 PIMCO Funds: Multi-Manager Series
indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, catastrophe bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest.

  The Fund invests the Fixed Income Securities Segment in fixed income securities of varying maturities. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon, or maturity) that Pacific Investment Management believes to be relatively undervalued. Fixed income securities in which the Fund may invest will, at the time of investment, be rated Baa or better by Moody's, BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by Pacific Investment Management, except that up to 10% of the Fixed Income Securities Segment may be invested in lower rated securities that are rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, determined by Pacific Investment Management to be of comparable quality. High yield fixed income securities rated lower than Baa by Moody's or BBB by S&P, or of equivalent quality, are not considered to be investment grade, and are commonly referred to as "junk bonds." Securities rated below investment grade and comparable unrated securities are subject to greater risks than higher quality fixed income securities. See "Characteristics and Risks of Securities and Investment Techniques--High Yield Securities ("Junk Bonds")." The Fund also may invest up to 20% of the Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Investing in securities denominated in foreign currencies and securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. For a discussion of such risks, see "Characteristics and Risks of Securities and Investment Techniques--Foreign Securities."

  Each Sub-Adviser generally invests a portion of its allocation in liquid securities to facilitate redemptions. In addition, PIMCO Advisors reserves the right to allocate a portion of the Fund's assets (the "Money Market Segment") for investment in money market instruments and reserves the right to manage the investment of such assets. Because of the Fund's flexible investment policy, portfolio turnover may be greater than for a fund that does not allocate assets among various types of securities. See "Portfolio Transactions."

  The Fund may engage in the purchase and writing of put and call options on debt securities and securities indexes and may also purchase or sell interest rate futures contracts, stock index futures contracts, and options thereon. The Fund also may enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. With respect to securities of the Fixed Income Securities Segment denominated in foreign currencies, the Fund may engage in foreign currency exchange transactions by means of buying or selling foreign currencies on a spot basis, entering into forward foreign currency contracts, and buying and selling foreign currency options, foreign currency futures, and options on foreign currency futures. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies and for purposes of increasing exposure to a particular foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

  Duration Under normal circumstances, the average portfolio duration of the Fixed Income Securities Segment of the Balanced Fund will vary within a three- to six-year time frame, based on Pacific Investment Management's forecast for interest rates. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept of "term to maturity." Traditionally, a fixed income security's "term to maturity" has been used as proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or
                                                                   Prospectus

"volatility" of the security). However, "term to maturity" measures only the time until a fixed income security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure of the average life of a fixed income security on a present value basis. Duration management is one of the fundamental tools used by Pacific Investment Management for the Fixed Income Securities Segment of the Balanced Fund. For more information on investments in fixed income securities, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.

Stock Funds

  The Emerging Markets, International Developed, Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, Small-Cap Growth, Core Equity, Mid-Cap Equity, Equity Income, Value, Value 25, Small-Cap Value, Enhanced Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Tax-Efficient Equity Funds will each invest primarily (normally at least 65% of its assets) in common stock. Each of these Funds may maintain a portion of its assets, which will usually not exceed 10%, in U.S. Government securities, high quality debt securities (whose maturity or remaining maturity will not exceed five years), money market obligations, and in cash to provide for payment of the Fund's expenses and to meet redemption requests. It is the policy of these Funds to be as fully invested in common stocks as practicable at all times, except that the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds may invest up to 5% of their respective net assets in debt securities of emerging market issuers. This policy precludes these Funds from investing in debt securities as a defensive investment posture (although these Funds may invest in such securities to provide for payment of expenses and to meet redemption requests). Accordingly, investors in these Funds bear the risk of general declines in stock prices and the risk that a Fund's exposure to such declines cannot be lessened by investment in debt securities. The Funds may also invest in convertible securities, preferred stock, and warrants, subject to certain limitations.

  The International, Renaissance, Growth, Target, Opportunity, and Innovation Funds will each invest primarily (normally at least 65% of its assets) in common stocks, and may also invest in other equity securities, including preferred stocks and securities (including debt securities and warrants) convertible into or exercisable for common stocks. The International Growth Fund will invest primarily in equity and equity-related securities. Each of these Funds may invest a portion of its assets in debt securities and, for temporary defensive purposes, up to 100% of its assets in short-term U.S. Government securities and other money market instruments.

  One or more of the Stock Funds may temporarily not be invested primarily in equity securities immediately following the commencement of operations or after receipt of significant new monies. While attempting to identify suitable investments, the Funds may hold assets in cash, short-term U.S. Government securities, and other money market instruments. Any of the Stock Funds may temporarily not contain the number of securities in which the Fund normally invests if the Fund does not have sufficient assets to be fully invested, or pending the Sub-Adviser's ability to prudently invest new monies.

  The Stock Funds may also lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements (subject to the Funds' investment limitations described below); purchase and sell securities on a when-issued or delayed delivery basis; and enter into forward commitments to purchase securities. All of the Stock Funds may invest in American Depository Receipts ("ADRs"). In addition, the Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid-Cap Equity, International Growth, Growth, Target, Opportunity, Innovation, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest in European Depository

34
 PIMCO Funds: Multi-Manager Series

Receipts ("EDRs") and Global Depository Receipts ("GDRs"). The Stock Funds that invest primarily in securities of foreign issuers may invest a portion of their assets in debt securities and money market obligations issued by U.S. and foreign issuers that are either U.S. dollar-denominated or denominated in foreign currency. For more information on these and other investment practices, see "Characteristics and Risks of Securities and Investment Techniques" in this Prospectus and "Investment Objectives and Policies" in the Statement of Additional Information.
                                                                   Prospectus

                            INVESTMENT RESTRICTIONS

  The investment restrictions set forth below are fundamental policies of the International, Renaissance, International Growth, Growth, Target, Opportunity, and Innovation Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. The investment objective of each of these Funds and the Value 25, Tax-Efficient Equity, and Tax-Efficient Structured Emerging Markets Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval. Under the following fundamental restrictions, none of the International, Renaissance, International Growth, Growth, Target, Opportunity, and Innovation Funds may:

  (1) Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased.

  (2) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund's total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security).

  (3) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

  (4) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

  (5) Acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates in the aggregate.

  (6) Concentrate more than 25% of the value of its total assets in any one industry; except that the Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies.

  The investment restrictions set forth below are fundamental policies of each of the Emerging Markets, International Developed, Capital Appreciation, Mid-Cap Growth, Small-Cap Growth, Micro-Cap Growth, Core Equity, Mid-Cap Equity, Equity Income, Value, Value 25, Small-Cap Value, Enhanced Equity, Tax-Efficient Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. The investment objective of each of these Funds (with the exception of the Value 25, Tax-Efficient Equity, and Tax-Efficient Stuctured Emerging Markets Funds) is also fundamental and may not be changed without such shareholder approval. Under the following fundamental restrictions, none of the above-referenced Funds may:


36
 PIMCO Funds: Multi-Manager Series

  (1) Invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).

  (2) With respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  (3) With respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

  (4) Purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein.

  (5) Purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts.

  (6) Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction.

  (7) Borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in this Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund's assets).

  (8) Issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund's borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

  (9) Lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers' acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans
                                                                   Prospectus
     are made in accordance with applicable guidelines established by the Securities and Exchange Commission ("SEC") and the Trustees of the Trust.

  (10) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

  Unless otherwise noted, the remaining restrictions and policies of each Fund relating to the investment of its assets and activities are non-fundamental and may be changed without shareholder approval. As indicated above, certain fundamental investment restrictions do not apply to certain Funds. However, certain non-fundamental restrictions, set forth in the Statement of Additional Information, place comparable limitations on these Funds. See "Investment Restrictions" in the Statement of Additional Information.

  Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the Adviser or Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

       CHARACTERISTICS AND RISKS OF SECURITIES AND INVESTMENT TECHNIQUES

  The different types of securities and investment techniques used by the individual Funds all have attendant risks of varying degrees. For example, with respect to common stock, there can be no assurance of capital appreciation, and there is a risk of market decline. With respect to debt securities, including money market instruments, there is the risk that the issuer of a security may not be able to meet its obligation to make scheduled interest or principal payments. Because each Fund seeks a different investment objective and has different investment policies, each is subject to varying degrees of financial, market, and credit risks. Therefore, investors should carefully consider the investment objective, investment policies, and potential risks of any Fund or Funds before investing.

  The following describes potential risks associated with different types of investment techniques that may be used by the individual Funds. For more detailed information on these investment techniques, as well as information on the types of securities in which some or all of the Funds may invest, see the Statement of Additional Information.

Small and Medium Capitalization Stocks

  Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Under normal market conditions, the Opportunity Fund will invest primarily in companies with market capitalizations of less than $2 billion, the Small-Cap Growth and Small-Cap Value Funds will invest primarily in companies with market capitalizations of between $50 million and $1 billion, and the Micro-Cap Growth Fund will invest primarily in companies with market capitalizations of less than $100 million. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel.

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 PIMCO Funds: Multi-Manager Series

Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund's asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

  Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer's market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Repurchase Agreements

  For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements, which entail the purchase of a portfolio-eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund's cost plus interest within a specified time (normally one day). If the party agreeing to repurchase should default, as a result of bankruptcy or otherwise, the Fund will seek to sell the securities which it holds, which action could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of the portfolio maintained in cash. Each Fund will limit its investment in repurchase agreements maturing in more than seven days consistent with the Fund's policy on investment in illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

  A reverse repurchase agreement may for some purposes be considered borrowing that involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. The Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. Reverse repurchase agreements will be subject to the Funds' limitations on borrowings. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Such a practice will result in leveraging of a Fund's assets. Leverage will tend to exaggerate the effect on net asset value of any increase or decrease in the value of a Fund's portfolio and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so.

                                                                   Prospectus

Loans of Portfolio Securities

  For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided:

  (i) the loan is secured continuously by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers' acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned;

  (ii) the Fund may at any time call the loan and obtain the return of the securities loaned;

  (iii) the Fund will receive any interest or dividends paid on the loaned securities; and

  (iv) the aggregate market value of securities loaned will not at any time exceed the Fund's limitation on lending its portfolio securities.

  Each Fund's performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the security loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan.

Foreign Securities

  The Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest directly in foreign equity securities; U.S. dollar- or foreign currency-denominated foreign corporate debt securities; foreign preferred securities; certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks; and obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The Renaissance, Core Equity, Mid-Cap Equity, Growth, Target, Opportunity, and Innovation Funds may invest up to 15% of their respective net assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations). The Renaissance, Growth, Target, Opportunity, and Innovation Funds may invest without limit in securities of foreign issuers that are traded in U.S. markets. The Enhanced Equity Fund may invest in common stock of foreign issuers if included in the index from which stocks are selected. The Balanced Fund may invest up to 20% of its Fixed Income Securities Segment in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers.

  All of the Funds may invest in ADRs. In addition, the Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid-Cap Equity, International Growth, Growth, Target, Opportunity, Innovation, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest in EDRs and GDRs. ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also trade in public or private markets in other countries.

  Investing in the securities of issuers in any foreign country involves special risks and considerations not typically associated with investing in U.S. companies. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio

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 PIMCO Funds: Multi-Manager Series
transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency, and balance of payments position. The securities markets, values of securities, yields, and risks associated with securities markets may change independently of each other. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar.

  A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund's income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

  Certain of the Funds and, in particular, the Emerging Markets, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds, may invest in the securities of issuers based in countries with developing economies. Investing in developing (or "emerging market") countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investment.

  Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
                                                                   Prospectus

  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

  Special Risks of Investing in Russian and Other Eastern European Securities The Emerging Markets, International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest a portion of their assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars. Please refer to "Investment Objectives and Policies--Foreign Securities" in the Statement of Additional Information for a more complete description of these and other risks associated with investments in securities of Russian and other Eastern European issuers.

Foreign Currency Transactions

  Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds. For a more complete discussion of foreign currency risks (including those associated with the euro), please see "Investment Objectives and Policies--Foreign Currencies" in the Statement of Additional Information.

  The Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid-Cap Equity, International Growth, Growth, Target, Opportunity, Innovation, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the

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 PIMCO Funds: Multi-Manager Series
currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. To the extent that they do so, the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund's Sub-Adviser. These Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

High Yield Securities ("Junk Bonds")

  The Renaissance, Growth, and Balanced Funds may invest a portion of their assets in fixed income securities rated lower than Baa by Moody's or lower than BBB by S&P but rated at least B by Moody's or S&P or, if not rated, determined by the Sub-Adviser to be of comparable quality. In addition, the Renaissance Fund may invest in convertible securities rated below B by Moody's or S&P (or, if unrated, considered by the Sub-Adviser to be of comparable quality). Securities rated lower than Baa by Moody's or lower than BBB by S&P are sometimes referred to as "high yield" or "junk" bonds. Investors should consider the risks associated with high yield securities before investing in these Funds. Although each of the Renaissance and Growth Funds reserves the right to do so at any time, as of the date of this Prospectus, neither Fund invests nor has the present intention to invest more than 5% of its assets in high yield securities or junk bonds.

  Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund's investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Sub-Adviser's creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities.

  For additional discussion of the characteristics of lower rated fixed income securities, see the Statement of Additional Information. Ratings assigned to fixed income securities are described in the Appendix to the Statement of Additional Information.

                                                                   Prospectus

Derivative Instruments

  To the extent permitted by the investment objective and policies of each Fund, a Fund may purchase and write call and put options on securities, securities indexes and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. In pursuit of their investment objectives, the Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid-Cap Equity, International Growth, Growth, Target, Opportunity, Innovation, Tax-Efficient Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may engage in the purchase and writing of call and put options on securities and enter into futures contracts and options thereon; each of these Funds, along with the Enhanced Equity Fund, may engage in the purchase and writing of options on securities indexes and enter into securities index futures contracts and options thereon. The Funds that may invest in foreign currency denominated securities may engage in the purchase and writing of call and put options on foreign currencies. The Emerging Markets, International Developed, Tax-Efficient Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds also may enter into swap agreements with respect to securities indexes. The Balanced Fund may also enter into swap agreements with respect to foreign currencies and interest rates. The Funds may (but are not required to) use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices; and for the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds, to increase exposure to a foreign currency, to shift exposure to foreign currency fluctuations from one country to another, or as part of their overall investment strategies. Each Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to limit leveraging of the Fund.

  Derivative instruments are considered for these purposes to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. See "Mortgage-Related and Other Asset-Backed Securities." The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to the risk of loss.

  The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Sub-Adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of a Fund to close out or to liquidate its derivatives positions. In addition, a Fund's use of such instruments may cause the Fund to realize higher

44
 PIMCO Funds: Multi-Manager Series
amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

  Options on Securities, Securities Indexes, and Currencies Certain Funds may purchase put options on securities. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. These Funds may also purchase call options on securities. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

  For each of the International, Renaissance, International Growth, Growth, Target, Opportunity, and Innovation Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.

  The Emerging Markets, International Developed, International, Core Equity, Mid-Cap Equity, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

  Over-the-counter options in which certain Funds may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

  Swap Agreements The Emerging Markets, International Developed, Tax-Efficient Equity, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may enter into equity index swap agreements for purposes
                                                                   Prospectus
of gaining exposure to the stocks making up an index of securities without actually purchasing those stocks. The Balanced Fund may enter into swap agreements to hedge against changes in interest rates, foreign currency exchange rates or securities prices. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index.

  Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees to limit any potential leveraging of the Fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

  Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds' repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

  Futures Contracts and Options on Futures Contracts Certain Funds may enter into futures contracts and options thereon. The Balanced Fund may invest in interest rate futures contracts and options thereon. The Emerging Markets, International Developed, International, Core Equity, Mid-Cap Equity, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may invest in foreign exchange futures contracts and options thereon ("futures options") that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. These Funds may engage in such futures transactions as an adjunct to their securities activities.

  There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures

46
 PIMCO Funds: Multi-Manager Series
contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed.

  Index Futures The Emerging Markets, International Developed, International, Renaissance, Core Equity, Mid-Cap Equity, International Growth, Growth, Target, Opportunity, Innovation, Enhanced Equity, Tax-Efficient Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Balanced Funds may purchase and sell futures contracts on various securities indexes ("Index Futures") and related options for hedging purposes and for investment purposes. A Fund's purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission ("CFTC").

  Each of the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust the Fund's exposure to a particular market. These Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund.

  A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments.

  Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded. There can be no assurance that a liquid market will exist for any particular contract at any particular time. Also, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

                                                                   Prospectus

  The Funds may only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund may use futures contracts and related options for "bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC, or, with respect to positions in futures and related options that do not qualify as "bona fide hedging" positions, may enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's net assets.

Short Sales

  Each Fund may from time to time make short sales involving securities held in the Fund's portfolio or which the Fund has the right to acquire without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

  Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated.

Mortgage-Related and Other Asset-Backed Securities

  All Funds that may purchase debt securities for investment purposes (and in particular the Balanced Fund) may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly.

  Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The

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 PIMCO Funds: Multi-Manager Series
rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

  Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

  Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to
                                                                   Prospectus
the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

Convertible Securities

  Many of the Funds may invest in convertible securities. Convertible securities are generally preferred stocks or fixed income securities that are convertible into common stock at either a stated price or a stated rate. The price of the convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion feature. A convertible security will normally also provide a fixed income stream. For this reason, the convertible security may not decline in price as rapidly as the underlying common stock.

  A Fund's Sub-Adviser will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

  The Renaissance Fund may invest in so-called "synthetic convertible securities," which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Renaissance Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Investment in Investment Companies

  The Emerging Markets, International Developed, International, and International Growth Funds may each invest up to 10% of its assets in securities of other investment companies, such as closed-end management investment companies, or in pooled accounts or other investment vehicles which invest in foreign markets. Each of the other Funds may invest up to 5% of its assets in other investment companies. As a shareholder of an investment company, these Funds may indirectly bear service and other fees which are in addition to the fees the Funds pay their service providers.

Credit and Market Risk of Fixed Income Securities

  All fixed income securities are subject to market risk and credit risk. Market risk relates to market-induced changes in a security's value, usually as a result of changes in interest rates. The value of a Fund's investments in fixed income securities will change as the general level of interest rates fluctuate. During periods of falling interest rates, the value of a Fund's fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of a Fund's fixed income securities generally decline. Credit risk relates to the ability of the issuer to make payments of principal and interest.


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 PIMCO Funds: Multi-Manager Series

Money Market Instruments

  Each of the Funds may invest at least a portion of its assets in the following kinds of money market instruments:

    (1) short-term U.S. Government securities;

    (2) certificates of deposit, bankers' acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks ("Yankee dollar obligations") or foreign branches of U.S. banks ("Eurodollar obligations");

    (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency's two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser;

    (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency's highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; and

    (5) repurchase agreements with domestic commercial banks or registered broker-dealers.

Illiquid Securities

  Each Fund may invest in securities that are illiquid so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

  The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser's or a Sub-Adviser's opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Service Systems -- Year 2000 Problem

  Many of the services provided to the Funds depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Funds' operations and services provided to shareholders. The Adviser, Distributor, Shareholder Servicing and Transfer Agent, Custodian, and certain other service providers to the Funds have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and
                                                                   Prospectus
that the Funds' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Funds or on domestic or global equity markets or economies, generally.

"Fundamental" Policies

  The investment objective of each of the International, Renaissance, International Growth, Value 25, Growth, Target, Opportunity, Innovation, Tax-Efficient Equity, and Tax-Efficient Structured Emerging Markets Funds described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of each other Fund is fundamental and may not be changed without shareholder approval by vote of a majority of the outstanding shares of that Fund. If there is a change in a Fund's investment objective, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

                            MANAGEMENT OF THE TRUST

  The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management of the Trust."

Investment Adviser

  PIMCO Advisors serves as investment adviser to the Funds pursuant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Total assets under management by PIMCO Advisors and its subsidiary partnerships as of December 31, 1998 were approximately $244.2 billion.

  The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors.

  PIMCO Advisors' address is 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the SEC. PIMCO Advisors currently has seven subsidiary investment adviser partnerships, the following six of which manage one or more of the Funds:
Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management, and Parametric. On or about April 30, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie. See "Sub-Advisers--Blairlogie" below.

  Under the investment advisory agreement, PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by PIMCO Advisors, the investment of the Funds. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund.


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 PIMCO Funds: Multi-Manager Series

Sub-Advisers

  Pursuant to portfolio management agreements, PIMCO Advisors employs affiliated firms to serve as Sub-Advisers for the Funds, except that the PIMCO Equity Advisors division of PIMCO Advisors (also referred to as a "Sub-Adviser") manages the Growth, Target, Opportunity, and Innovation Funds. PIMCO Advisors (and not the Funds or the Trust) compensates the Sub-Advisers it retains from its advisory fee. Each Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund's assets, or, for the Balanced Fund, with respect to the portion of the Fund's assets allocated to the Sub-Adviser for investment, and makes all determinations respecting the purchase and sale of a Fund's securities and other investments. If a separate firm ceases to serve as Sub-Adviser for a Fund, PIMCO Advisors will either assume full responsibility for the management of that Fund, or retain a new sub-adviser subject to the approval of the Trustees and, if required, the Fund's shareholders.

  Blairlogie manages the Emerging Markets, International Developed, and International Funds (the "Blairlogie Funds"). Blairlogie is an investment management firm, organized as a limited partnership under the laws of the United Kingdom, with two general partners and one limited partner. The general partners are PIMCO Advisors, which serves as the supervisory partner, and Blairlogie Holdings Limited, a wholly owned subsidiary of PIMCO Advisors, which serves as the managing partner. The limited partner is Blairlogie Partners L.P., a limited partnership, the general partner of which is Pacific Asset Management LLC (a subsidiary of Pacific Life Insurance Company), and the limited partners of which are the principal executive officers of Blairlogie Capital Management. Blairlogie Capital Management Ltd., the predecessor investment adviser to Blairlogie, commenced operations in 1992. Accounts managed by Blairlogie had combined assets as of December 31, 1998 of approximately $900 million. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie is registered as an investment adviser with the SEC in the United States and with the Investment Management Regulatory Organisation ("IMRO") in the United Kingdom.

  James Smith is primarily responsible for the day-to-day management of the Blairlogie Funds. Mr. Smith is a Managing Director and the Chief Investment Officer of Blairlogie and is responsible for managing an investment team of six professionals who, in turn, specialize in selection of stocks within Europe, Asia, and the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

  It is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie to subsidiaries of Alleghany Asset Management, Inc. on or about April 30, 1999 (the "Blairlogie Transaction"). The Blairlogie Transaction is subject to a number of conditions. In connection with the Blairlogie Transaction, it is proposed that the Emerging Markets and International Developed Funds (the "Transferring Funds") will transfer all of their assets and liabilities to newly formed series of Alleghany Funds to be managed by Blairlogie (the proposed transactions are referred to as "Reorganizations"). The proposed Reorganizations are subject to a number of conditions. PIMCO Advisors has determined to continue to retain Blairlogie as the Sub-Adviser of the International Fund subsequent to the Blairlogie Transaction pursuant to a new portfolio management agreement between PIMCO Advisors and Blairlogie.

                                                                   Prospectus

  This Prospectus will be supplemented or revised if any of these events involving Blairlogie and the Blairlogie Funds do not occur substantially in accordance with the schedule outlined above.

  Cadence manages the Capital Appreciation, Mid-Cap Growth, Micro-Cap Growth, and Small-Cap Growth Funds, as well as a portion of the Common Stock Segment of the Balanced Fund (the "Cadence Funds"). Cadence is an investment management firm organized as a general partnership. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Cadence Capital Management Corporation, the predecessor investment adviser to Cadence, commenced operations in 1988. Accounts managed by Cadence had combined assets as of December 31, 1998 of approximately $7.4 billion. Cadence's address is Exchange Place, 53 State Street, Boston, Massachusetts 02109. Cadence is registered as an investment adviser with the SEC.

  David B. Breed, William B. Bannick, Katherine A. Burdon, and Peter B. McManus are primarily responsible for the day-to-day management of the Cadence Funds. Mr. Breed is a Managing Director, the Chief Executive Officer, and a founding partner of Cadence, and has 25 years' investment management experience. He has been the driving force in developing the firm's growth-oriented stock screening and selection process and has been with Cadence (or its predecessor) since its inception. Mr. Breed graduated from the University of Massachusetts and received his MBA from the Wharton School of Business. He is a Chartered Financial Analyst. Mr. Bannick is a Managing Director and Executive Vice President of Cadence and has 13 years' investment management experience. He previously served as Executive Vice President of George D. Bjurman & Associates and as Supervising Portfolio Manager of Trinity Investment Management Corporation. Mr. Bannick joined the predecessor of Cadence in 1992. He graduated from the University of Massachusetts and received his MBA from Boston University. Mr. Bannick is a Chartered Financial Analyst. Ms. Burdon is a Managing Director and Portfolio Manager of Cadence and has 10 years' investment management experience. She previously served as a Vice President and Portfolio Manager of The Boston Company. Ms. Burdon joined the predecessor of Cadence in 1993. She graduated from Stanford University and received a Master of Science degree from Northeastern University. Ms. Burdon is a Chartered Financial Analyst and Certified Public Accountant. Mr. McManus is Director of Fund Management of Cadence and has 21 years' investment management experience. He previously served as a Vice President of Bank of Boston. Mr. McManus joined Cadence in 1994. He graduated from the University of Massachusetts, and he is certified as a Financial Planner.

  Columbus Circle manages the Renaissance,* Core Equity, Mid-Cap Equity, and International Growth Funds (the "Columbus Circle Funds"). Columbus Circle is an investment management firm organized as a general partnership. Columbus Circle has two partners: PIMCO Advisors as the supervisory partner, and Columbus Circle Investors Management Inc. as the managing partner. The predecessors of Columbus Circle, including the Columbus Circle Investors Division of Thomson Advisory Group L.P. ("TAG"), commenced operations in 1975. Accounts managed by Columbus Circle had combined assets as of December 31, 1998 of approximately $9.6 billion. Columbus Circle's address is Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle is registered as an investment adviser with the SEC.
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* On or about May 7, 1999, PIMCO Equity Advisors will assume full portfolio management responsibility for the Renaissance Fund under the terms of the Trust's investment advisory agreement with PIMCO Advisors. John K. Schneider is expected to assume responsibility for the day-to-day portfolio management of the Fund. Information about PIMCO Equity Advisors and Mr. Schneider is provided below under "PIMCO Equity Advisors."


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 PIMCO Funds: Multi-Manager Series

  At the center of Columbus Circle's equity investment strategy is its theory of Positive Momentum & Positive Surprise. This theory asserts that a good company doing better than generally expected will experience a rise in its stock price. And, conversely, a company falling short of expectations will experience a drop in its stock price. Based on this theory, Columbus Circle attempts to manage the Columbus Circle Funds with a view to investing in growing companies that are surprising the market with business results that are better than anticipated.

  Investment decisions made by Columbus Circle are generally made by one or more committees, although the following individuals have primary responsibility for the noted Columbus Circle Funds. Clifford G. Fox is primarily responsible for the day-to-day management of the Renaissance and International Growth Funds. Mr. Fox, a Managing Director of Columbus Circle, has 17 years of investment management experience. He received his bachelor's degree from the University of Pennsylvania and his MBA from New York University, and he is a Chartered Financial Analyst. Anthony Rizza is primarily responsible for the day-to-day management of the Core Equity Fund. Mr. Rizza, a Managing Director of Columbus Circle, has 12 years of investment management experience. He received his bachelor's degree from the University of Connecticut, and he is a Chartered Financial Analyst. Amy H. Hogan is primarily responsible for the day-to-day management of the Mid-Cap Equity Fund. Ms. Hogan, a Managing Director of Columbus Circle, has 13 years of investment management experience. She received her bachelor's degree and MBA from the University of Wisconsin, and she is a Chartered Financial Analyst.

  NFJ manages the Equity Income, Value, Value 25, and Small-Cap Value Funds, as well as a portion of the Common Stock Segment of the Balanced Fund. NFJ is an investment management firm organized as a general partnership. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ Investment Group, Inc., the predecessor investment adviser to NFJ, commenced operations in 1989. Accounts managed by NFJ had combined assets as of December 31, 1998 of approximately $2.4 billion. NFJ's address is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ is registered as an investment adviser with the SEC.

  Chris Najork and Benjamin Fischer are responsible for the day-to-day management of the Equity Income Fund, and the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ. Mr. Najork is a Managing Director and a founding partner of NFJ and has 30 years' experience encompassing equity research and portfolio management. He received his bachelor's degree and MBA from Southern Methodist University, and he is a Chartered Financial Analyst. Mr. Fischer is a Managing Director and a founding partner of NFJ and has 32 years' experience encompassing equity research and portfolio management. He received his bachelor's degree from Oklahoma University and his MBA from the New York University Graduate School of Business. He is a Chartered Financial Analyst. Messrs. Najork, Fischer and Paul
A. Magnuson are primarily responsible for the day-to-day management of the Value Fund and the Small-Cap Value Fund. Mr. Magnuson, a research analyst at NFJ, has 13 years' experience in equity research and portfolio management. He received his bachelor's degree in Finance from the University of Nebraska-Lincoln. Messrs. Najork, Fischer, and Cliff Hoover are primarily responsible for the day-to-day management of the Value 25 Fund. Mr. Hoover is a principal at NFJ and has 24 years' experience in portfolio management and banking. He received his bachelor's degree and MBA from Texas Tech University. He is a Chartered Financial Analyst.

  Pacific Investment Management manages the Fixed Income Securities Segment of the Balanced Fund. Pacific Investment Management is an investment management firm organized as a general partnership. Pacific Investment Management has two partners: PIMCO Advisors as the supervisory partner, and PIMCO Management, Inc. as the managing partner. Pacific Investment Management Company, the predecessor investment adviser to Pacific Investment Management, commenced operations in 1971. Pacific Investment Management had approximately $158 billion of assets under management as of December 31, 1998. Pacific Investment Management's address is 840 Newport
                                                                   Prospectus

Center Drive, Suite 300, Newport Beach, California 92660. Pacific Investment Management is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

  William H. Gross is responsible for the day-to-day management of the Fixed Income Securities Segment of the Balanced Fund. Mr. Gross is a founder and a Managing Director of Pacific Investment Management and has been associated with Pacific Investment Management or its predecessor for more than 28 years. He has extensive investment experience in both credit research and fixed income portfolio management. He received his bachelor's degree from Duke University and his MBA from UCLA Graduate School of Business. Mr. Gross is a Chartered Financial Analyst and a member of The Los Angeles Society of Financial Analysts.

  PIMCO Equity Advisors manages the Growth, Target, Opportunity, and Innovation Funds. PIMCO Equity Advisors is a division of PIMCO Advisors and provides investment management and advisory services primarily to equity-oriented mutual funds and other institutional clients. Information about PIMCO Advisors is provided above under "Investment Adviser." Prior to March 5, 1999, Columbus Circle served as Sub-Adviser for the Growth, Target, Opportunity, and Innovation Funds.

  PIMCO Equity Advisors specializes in fundamental research that identifies characteristics of wealth creating businesses. The primary investment style is quality growth within various market capitalization ranges--small-cap, mid-cap, and large-cap. PIMCO Equity Advisors seeks to identify quality growth companies using proprietary research and the execution of a disciplined investment process.

  Kenneth W. Corba, a Managing Director and Chief Investment Officer of PIMCO Equity Advisors, is primarily responsible for the day-to-day portfolio management of the Growth and Target Funds. Mr. Corba has 14 years' investment management experience. Mr. Corba was most recently Chief Investment Officer of Eagle Asset Management, and prior to that he was a principal and a Senior Vice President at Stein Roe and Farnham Inc. Mr. Corba received his bachelor's degree and MBA from the University of Michigan. He is a Chartered Financial Analyst. Michael F. Gaffney, a Managing Director of PIMCO Equity Advisors, is primarily responsible for the day-to-day portfolio management of the Opportunity Fund. He has 11 years' investment management experience. Mr. Gaffney previously served as a Senior Vice President of Alliance Capital Management L.P. He received his bachelor's degree from St. John's University and his MBA from New York University. Dennis P. McKechnie, a Portfolio Manager at PIMCO Equity Advisors, has primary responsibility for the day-to-day portfolio management of the Innovation Fund. He previously shared responsibility for the Fund as a Portfolio Manager at Columbus Circle. Mr. McKechnie has 8 years' investment management experience. He received his bachelor's degree from Purdue University and his MBA from Columbia University. As discussed above under "Columbus Circle," John K. Schneider is expected to assume primary responsibility for the day-to-day portfolio management of the Renaissance Fund on or about May 7, 1999. Mr. Schneider previously served as a partner and Portfolio Manager of Schneider Capital Management. He has 13 years' investment management experience. He graduated from Lehigh University and is a Chartered Financial Analyst.

  Parametric manages the Enhanced Equity, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, and Tax-Efficient Equity Funds (the "Parametric Funds"). Parametric is an investment management firm organized as a general partnership. Parametric has two partners: PIMCO Advisors as the supervisory partner, and Parametric Management Inc. as the managing partner. Parametric Portfolio Associates, Inc., the predecessor investment adviser to Parametric, commenced operations in 1987. Accounts managed by Parametric had combined assets as of December 31, 1998 of approximately $3.4 billion. Parametric's address is 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98104-7090. Parametric is registered as an investment adviser with the SEC and as a commodity trading advisor with the CFTC.

56
 PIMCO Funds: Multi-Manager Series

  David Stein, Tom Seto, and Cliff Quisenberry are primarily responsible for the day-to-day management of the Parametric Funds. Mr. Stein is a Managing Director of Parametric and has been associated with Parametric since June, 1996. He also directs research and product development for Parametric. Mr. Stein graduated with bachelor's and master's degrees in Applied Mathematics from the University of Witwatersrand, South Africa, and received a Ph.D. in Applied Mathematics from Harvard University. Prior to joining Parametric, Mr. Stein served as the Director of Investment Research at GTE Investment Management, Director of Active Equity Strategies at the Vanguard Group, and Director of Quantitative Portfolio Management and Research at IBM. Mr. Seto is a Vice President of Parametric and has 7 years of experience in managing structured equity portfolios. Prior to joining Parametric, he served as the Head of U.S. Equity Index Investments at Barclays Global Investors. Mr. Seto graduated from the University of Washington with a bachelor's degree in Electrical Engineering, and from the University of Chicago with an MBA in Finance. Mr. Quisenberry, a Vice President of Parametric, has 9 years' experience as a Portfolio Manager and has been with Parametric since 1994. He previously served as a Vice President and Portfolio Manager at Cutler & Co., and as a Security Analyst and Portfolio Manager at Fred Alger Management.
Mr. Quisenberry graduated from Yale University with a bachelor's degree in Economics. He is a Chartered Financial Analyst.

  Registration as an investment adviser with the SEC does not involve supervision by the SEC over investment advice, and registration with the CFTC as a commodity trading adviser does not involve supervision by the CFTC over commodities trading. The portfolio management agreements are not exclusive, and Blairlogie, Cadence, Columbus Circle, NFJ, Parametric, and Pacific Investment Management may provide, and currently are providing, investment management services to other clients, including other investment companies.

Fund Administrator

  PIMCO Advisors also serves as administrator (the "Administrator") for the Funds' Institutional Class and Administrative Class shares pursuant to an administration agreement with the Trust. The Administrator provides or procures administrative services for Institutional Class and Administrative Class shareholders of the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to the Funds' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Funds, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Funds (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO Advisors, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of the Adviser, any Sub-Adviser, or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include service and/or distribution fees payable with respect to the Administrative Class shares, and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940 (the "1940 Act"), subject to review and approval by the Trustees.
                                                                   Prospectus

Advisory and Administrative Fees

  The Funds feature fixed advisory and administrative fees. For providing or arranging for the provision of investment advisory services to the Funds as described above, PIMCO Advisors receives monthly fees from each Fund at an annual rate based on the average daily net assets of the Fund as follows:

                                                                       Advisory
   Fund                                                                Fee Rate
   ----                                                                --------
   Capital Appreciation, Mid-Cap Growth, Equity Income, Value,
    Enhanced Equity, Tax-Efficient Equity,
    Structured Emerging Markets, Tax-Efficient Structured Emerging
    Markets, and Balanced Funds.......................................    .45%
   Growth and Value 25 Funds..........................................    .50%
   Target and International Funds.....................................    .55%
   Core Equity Fund...................................................    .57%
   International Developed, Renaissance, and Small-Cap Value Funds....    .60%
   Mid-Cap Equity Fund................................................    .63%
   Opportunity and Innovation Funds...................................    .65%
   Emerging Markets and International Growth Funds....................    .85%
   Small-Cap Growth Fund..............................................   1.00%
   Micro-Cap Growth Fund..............................................   1.25%

  For providing or procuring administrative services for the Funds as described above, the Administrator receives monthly fees from each Fund at an annual rate based on the average daily net assets attributable in the aggregate to the Fund's Institutional Class and Administrative Class shares as follows:

                                                                 Administrative
   Fund                                                             Fee Rate
   ----                                                          --------------
   Emerging Markets, International Developed, International,
    International Growth,
    Structured Emerging Markets, and Tax-Efficient Structured
    Emerging Markets Funds......................................      .50%
   All Other Funds..............................................      .25%

  The investment advisory, administration, and sub-administration agreements for the Funds may be terminated by the Trustees, PIMCO Advisors or Pacific Investment Management (as the case may be) on 60 days' written notice. In addition, these agreements may be terminated with regard to the International, Renaissance, Growth, Target, Opportunity, and Innovation Funds by a majority of the Trustees that are not interested persons of the Trust, PIMCO Advisors, or Pacific Investment Management (as the case may be), on 60 days' written notice. Following their initial terms, the agreements will continue from year to year if approved by the Trustees.

  Pursuant to the portfolio management agreements between the Adviser and the Sub-Advisers listed below, PIMCO Advisors (and not the Funds or the Trust) pays each Sub-Adviser a fee based on a percentage of the average daily net assets of the noted Funds as follows: Blairlogie--.40% for the International Fund, .50% for the International Developed Fund, and .75% for the Emerging Markets Fund; Cadence--.35% for the Capital Appreciation Fund, .35% for the Mid-Cap Growth Fund, .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to Cadence, .90% for the Small-Cap Growth Fund, and 1.15% for the Micro-Cap Growth Fund; Columbus Circle--.38% for the Renaissance Fund, .47% for the Core Equity Fund, .53% for the Mid-Cap Equity Fund, and
 .75% for the International Growth Fund; NFJ--.35% for the Equity Income Fund, .35% for the Value Fund, .35% for the portion of the Common Stock Segment of the Balanced Fund allocated to NFJ, .40% for the Value 25 Fund, and .50% for the Small-Cap Value Fund; Pacific Investment Management--.25% for the Fixed Income Securities Segment of the Balanced Fund; and Parametric--.35% for the Enhanced Equity Fund, .35% for the Tax-Efficient Equity Fund, .35% for the Structured Emerging Markets Fund, and .35% for the Tax-Efficient Structured Emerging Markets Fund. PIMCO

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 PIMCO Funds: Multi-Manager Series

Advisors does not retain a separate firm to serve as Sub-Adviser for the Growth, Target, Opportunity, and Innovation Funds and retains all of the advisory fees it earns from those Funds.

Service and Distribution Fees

  The Trust has adopted an Administrative Services Plan and a Distribution Plan (the "Plans") with respect to the Administrative Class shares of each Fund except for the Emerging Markets, Capital Appreciation, and Small-Cap Growth Funds, for which the Trust has adopted only an Administrative Services Plan. Under the terms of the Plans, the Trust is permitted to reimburse, out of the Administrative Class assets of each Fund, in an amount up to .25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution and marketing of shares and/or the provision of certain shareholder services (in the case of the Distribution Plan) or the administration of plans or programs that use Fund shares as their funding medium (in the case of the Administrative Services
Plan), and to reimburse certain other related expenses. Total reimbursements under the Plans may be paid in an amount up to .25% on an annual basis of the average daily net assets attributable to the Administrative Class shares of each Fund. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under each Plan. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For more complete disclosure regarding the Plans and their terms, see the Statement of Additional Information.

  Institutional and Administrative Class shares of the Trust may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions on the purchase or redemption of Fund shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Fund shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Distributor

  Shares of the Trust are distributed through PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

                               PURCHASE OF SHARES

  With certain exceptions, each Fund may offer its shares in up to six classes:
Institutional Class, Administrative Class, Class A, Class B, Class C, and Class
D. This Prospectus relates only to the Institutional Class shares and Administrative Class shares of the Funds. For information regarding Class A, Class B, Class C, and Class D shares, see "Other Information--Multiple Classes of Shares" below.
                                                                   Prospectus

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

  Except as described below under "Fund Reimbursement Fees," shares of either the Institutional Class or the Administrative Class of the Funds may be purchased at the relevant net asset value of that class without a sales charge or other fee. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Fund. Shares may also be offered to clients of Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management, Parametric, and their affiliates, and to the benefit plans of PIMCO Advisors and its affiliates. In addition, the minimum initial investment does not apply to shares of the Institutional Class offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee at an annual rate of at least .50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

  Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

  The investment minimums discussed in this section and the limitations set forth in "Investment Limitations" below do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

Initial Investment

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-800-0952.

  Except as provided below, purchases of Institutional Class and Administrative Class shares can only be made by wiring federal funds to National Financial Data Services (the "Transfer Agent"), 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must first telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Fund and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO Advisors or one of its affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

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 PIMCO Funds: Multi-Manager Series

  A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a day the Trust is open for business, will be effected at that day's net asset value. An order received after the close of regular trading on the Exchange will be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Trust is "open for business" on each day the Exchange is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

Additional Investments

  Additional investments may be made at any time at the relevant net asset value for the particular class by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

Fund Reimbursement Fees

  Investors in Institutional Class and Administrative Class shares of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds are subject to a fee ("Fund Reimbursement Fee"), both at the time of purchase and at the time of redemption, equal to 1.00% of the net asset value of the shares purchased or redeemed. Fund Reimbursement Fees are deducted automatically from the amount invested or the amount to be received in connection with a redemption; the fees are not paid separately. Fund Reimbursement Fees are paid to and retained by the Funds to defray certain costs described below and no portion of such fees are paid to or retained by the Adviser, the Distributor, or the Sub-Adviser. Fund Reimbursement Fees are not sales loads or contingent deferred sales charges. Reinvestment of dividends and capital gains distributions paid to shareholders by the Funds are not subject to Fund Reimbursement Fees, but redemptions of shares acquired by such reinvestments are subject to Fund Reimbursement Fees.

  The purpose of Fund Reimbursement Fees is to defray the costs associated with investing the proceeds of the sale of shares to investors (in the case of purchases) or the costs associated with the sale of portfolio securities to satisfy redemption requests (in the case of redemptions), thus insulating existing shareholders from such costs. The amount of a Fund Reimbursement Fee represents the Sub-Adviser's estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor's purchase or redemption proceeds. These costs include brokerage costs, market impact costs (i.e., the increase in market prices which may result when a Fund purchases or sells thinly traded stocks), and the effect of "bid/asked" spreads in international markets. Transaction costs incurred when purchasing or selling stocks of companies in foreign countries, and particularly emerging market countries, may be significantly higher than those in more developed countries. This is due, in part, to less competition among brokers, underutilization of technology on the part of foreign exchanges and brokers, the lack of less expensive investment options (such as derivative instruments), and lower levels of liquidity in foreign and underdeveloped markets.

  On July 1, 1998, the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds commenced investment operations immediately following a transaction (the "Transaction") in which each Fund issued Institutional Class shares to unit holders of the Parametric Portfolio Associates Emerging Markets Trust, a separate account
                                                                   Prospectus
managed by Parametric (the "EM Trust"), in exchange for the EM Trust's assets. The EM Trust's unit holders were divided into two categories: participants who pay taxes ("Taxable Participants") and participants that are non-taxable entities ("Non-Taxable Participants"; together with the Taxable Participants, the "Participants"). Assets in the EM Trust equal in value to the value of the Taxable Participants' participation in the EM Trust were transferred to the Tax-Efficient Structured Emerging Markets Fund in exchange for Institutional Class shares of that Fund. Assets in the EM Trust equal in value to the value of the Non-Taxable Participants' participation in the EM Trust were transferred to the Structured Emerging Markets Fund in exchange for Institutional Class shares of that Fund. The Participants' interests in the EM Trust were then terminated and Institutional Class shares of the Tax-Efficient Structured Emerging Markets Fund were distributed to the Taxable Participants and Institutional Class shares of the Structured Emerging Markets Fund were distributed to the Non-Taxable Participants, in each case in proportion to each Participant's interest in the EM Trust. After the completion of the Transaction, the portfolio securities which were owned by the EM Trust became portfolio securities of the Funds (allocated to the Funds on a substantially pro-rata basis), to be held or sold as Parametric deems appropriate.

  Portfolio securities transferred to the Funds pursuant to the Transaction will have the same tax basis as they had when held by the EM Trust. Such securities have "built-in" capital gains if their market value at the time of the Transaction was greater than their tax basis (other securities may have "built-in" capital losses for tax purposes if their market value at the time of the Transaction was less than their tax basis). Built-in capital gains realized upon the disposition of these securities will be distributed to all Fund shareholders who are shareholders of record on the record date for the distribution, even if such shareholders were not Participants in the EM Trust prior to the Transaction. This means that investors purchasing Fund shares after the date of this Prospectus may be required to pay taxes on distributions that economically represent a return of a portion of the amount invested. For further information, see "Dividends, Distributions and Taxes" below and "Taxation--Distributions" in the Statement of Additional Information.

  In connection with the Transaction, the Participants in the EM Trust will not be subject to Fund Reimbursement Fees with respect to any shares of these Funds they acquired through June 30, 1998, and will not be subject to Fund Reimbursement Fees upon the subsequent redemption (including any redemption in connection with an exchange) of any shares acquired by any such Participant through June 30, 1998. Such Participants will be subject to such Fund Reimbursement Fees to the same extent as any other shareholder on any shares of either Fund acquired (whether by reinvestment of dividends or capital gain distributions or otherwise) after June 30, 1998.

Other Purchase Information

  Purchases of a Fund's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The Trust and the Distributor may also waive the minimum initial investment for certain investors.

  Purchases and sales should be made for long-term investment purposes only. The Trust and Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

62
 PIMCO Funds: Multi-Manager Series

  Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Fund are available for offer and sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

  Investors may, subject to the approval of the Trust, purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with such Fund's investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust's valuation policies. These transactions will be effected only if the Sub-Adviser intends to retain the security in the Fund as an investment. Assets so purchased by a Fund will be valued in generally the same manner as they would be valued for purposes of pricing the Fund's shares, if such assets were included in the Fund's assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

Investment Limitations

  Shares of the Small-Cap Growth and Micro-Cap Growth Funds are normally not available for purchase by new investors, although purchase orders may be accepted in certain circumstances. Existing shareholders may continue to invest in these Funds. These restrictions may be changed or eliminated at any time at the discretion of the Trust's Board of Trustees. In addition, it is anticipated that the Emerging Markets and International Developed Funds will reorganize as series of another mutual fund family on or about April 30, 1999 and thereafter would not be available for purchase from the Trust. See "Management of the Trust--Sub-Advisers--Blairlogie."

Retirement Plans

  Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

                              REDEMPTION OF SHARES

Redemptions by Mail

  Institutional Class and Administrative Class shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, stating the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.
                                                                   Prospectus

Redemptions by Telephone or Other Wire Communication

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-760-4456, or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes Pacific Investment Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and Pacific Investment Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. If the Trust or Transfer Agent fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares--Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

  Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

Other Redemption Information

  Redemption requests for Fund shares are effected at the net asset value per share next determined after receipt in good order of the redemption request by the Trust or its designee. A redemption request received by the Trust or its designee prior to the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

  Unless eligible for a waiver, shareholders of the Structured Emerging Markets and Tax-Efficient Structured Emerging Markets Funds who redeem their shares will pay a Fund Reimbursement Fee equal to 1.00% of the net asset value of the shares redeemed. See "Purchase of Shares--Fund Reimbursement Fees."

64
 PIMCO Funds: Multi-Manager Series

  Payment of the redemption price will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege

  Shares of a Fund may be exchanged for shares of the same class of any other Fund or other series of the Trust based on the respective net asset values of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at 1-800-927-4648. Shares of a Fund may also be exchanged for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series, an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management. Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.

  Unless eligible for a waiver, shareholders who exchange their Institutional Class or Administrative Class shares of any PIMCO Fund for the same class of shares of the Structured Emerging Markets Fund or Tax-Efficient Structured Emerging Markets Fund will be subject to a Fund Reimbursement Fee of 1.00% of the net asset value of the shares of these Funds acquired in connection with the exchange. Also, shareholders who exchange their shares of the Structured Emerging Markets Fund or Tax-Efficient Structured Emerging Markets Fund for shares of any other PIMCO Fund will be
                                                                   Prospectus
subject to a Fund Reimbursement Fee of 1.00% of the net asset value of the shares of these Funds redeemed in connection with the exchange. See "Purchase of Shares--Fund Reimbursement Fees."

  Exchanges may be made only with respect to Funds or other eligible series that are registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

  It is anticipated that the Emerging Markets and International Developed Funds will reorganize as series of another mutual fund family on or about April 30, 1999 and thereafter would not be eligible for exchanges involving other PIMCO Funds. See "Management of the Trust--Sub-Advisers--Blairlogie."

  The Trust reserves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely affect a Fund and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Fund, subsequently exchanges those shares for shares of a different Fund, and then exchanges back into the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose additional restrictions on exchanges at any time.

                            PORTFOLIO TRANSACTIONS

  The Adviser or, pursuant to the portfolio management agreements, a Sub-Adviser, places orders for the purchase and sale of portfolio investments for a Fund's accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser and the Sub-Advisers will seek the best price and execution of the Funds' orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. The Adviser and Sub-Advisers also may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions for the Trust.

  Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or a Sub-Adviser. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of the Adviser or a Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or a Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day.

66
 PIMCO Funds: Multi-Manager Series

  A change in the securities held by a Fund is known as "portfolio turnover." With the exception of the Tax-Efficient Structured Emerging Markets and Tax-Efficient Equity Funds (which may attempt to minimize portfolio turnover as a tax-efficient management strategy), the Sub-Advisers manage the Funds without regard generally to restrictions on portfolio turnover, except those imposed on their ability to engage in short-term trading by provisions of the federal tax laws. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). See "Dividends, Distributions and Taxes." Portfolio turnover rates for each Fund for which financial highlights for at least the past two fiscal years are provided in this Prospectus are set forth under "Financial Highlights." Portfolio turnover rates for the remaining Funds with at least two fiscal years of operations were as follows for the fiscal years ended June 30, 1998 and 1997, respectively; International-- 60% and 59%; Renaissance--192% and 131%; Growth-- 123% and 94%; Target-- 226% and 145%; Opportunity-- 86% and 69%; and Innovation--100% and 80%. The annual portfolio turnover rate for each of the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds is expected to be less than 40%. The annual portfolio turnover rate for each of the Structured Emerging Markets and International Growth Funds is expected to be less than 100% and for the Value 25 Fund is expected to be less than 150%. In connection with the change in Sub-Advisers of the Growth, Target, Opportunity, Innovation, and Renaissance Funds, these Funds may experience increased turnover due to the differences, if any, between the portfolio management strategies of Columbus Circle and PIMCO Equity Advisors. See "Management of the Trust-- Sub-Advisers."

                                NET ASSET VALUE

  The net asset values of Institutional and Administrative Class shares of each Fund will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange. Net asset value will not be determined on days on which the Exchange is closed.

  Portfolio securities and other assets for which market quotations are readily available are stated at market value. Fixed income securities are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Certain fixed income securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value. Exchange-traded options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation. All other securities and assets are valued at their fair value as determined in good faith by the Trustees or by persons acting at their direction.

  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents using foreign exchange quotations received from independent dealers. The calculation of the net asset value of the Emerging Markets, International Developed, International, International Growth, Structured Emerging Markets, and Tax-Efficient Structured Emerging Markets Funds may not take place contemporaneously with the determination of the prices of certain portfolio
                                                                   Prospectus
securities of foreign issuers used in such calculation. Further, under the Trust's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Information that becomes known to the Trust or its agents after the time that net asset value is calculated on any Business Day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time) may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the Adviser or a Sub-Adviser and approved in good faith by the Board of Trustees.

  Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Administrative Class shares of the Funds may be lower than the per share net asset value of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund's classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the Renaissance, Equity Income, Value, and Balanced Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and/or distribution fees by that class.

  Each Fund intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Fund generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each year substantially all of its net income and gains.

  Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends, exempt-interest dividends, if any, and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, although interest on mortgage-backed U.S. Government securities is generally not so exempt. While the Tax-Efficient Equity and Tax-Efficient Structured Emerging Markets Funds seek to

68
 PIMCO Funds: Multi-Manager Series
minimize taxable distributions, the Funds may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time.

  Dividends designated by a Fund as capital gain dividends derived from the Fund's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain (generally subject to a 20% tax rate for shareholders who are individuals) except as provided by an applicable tax exemption. Any distributions that are not from a Fund's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Fund will advise shareholders annually of the amount and nature of the dividends paid to them.

  Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Also, a portion of the yield on certain high yield securities (including certain pay-in-kind securities) issued after July 10, 1989 may be treated as dividends. Accordingly, each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

  Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

  As discussed above under "Characteristics and Risks of Securities and Investment Techniques--Investment in Investment Companies," each Fund may invest in the securities of other investment companies. Investments in other investment companies may increase the amount of taxes payable by shareholders of the Funds. For more information on the tax consequences of such investments, see "Taxation" in the Statement of Additional Information.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Fund, see the Statement of Additional Information.
                                                                   Prospectus

                               OTHER INFORMATION

Capitalization

  The Trust was organized as a Massachusetts business trust on August 24, 1990, and currently consists of twenty-eight portfolios that are operational, twenty-four of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

  Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Multiple Classes of Shares

  In addition to Institutional Class shares and Administrative Class shares, certain Funds also offer up to four additional classes of shares, Class A, Class B, Class C, and Class D, through separate prospectuses. This Prospectus relates only to Institutional Class and Administrative Class shares of the Funds. The other classes of the Funds have different sales charges and expense levels, which will affect performance accordingly. To obtain more information about the other classes of shares, please call the Distributor at 1-800-426-0107 (for Class A, Class B, and Class C) or 1-888-87-PIMCO (for Class D).

  Institutional Class and Administrative Class shares of each Fund represent interests in the assets of that Fund, and each class has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses related to the distribution and/or shareholder servicing of Administrative Class shares are borne solely by such class, and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund.

Voting

  Each class of shares of each Fund has identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Administrative Class shares have exclusive voting rights with respect to matters pertaining to any Distribution Plan applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act, shares shall be voted together, and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders

70
 PIMCO Funds: Multi-Manager Series
of the Fund or Funds affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to a Distribution Plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their Fund, but not of the other Funds. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As of March 10, 1999, the following were shareholders of record of at least 25% of the outstanding voting securities of the indicated
Funds: Pacific Mutual Life Insurance Company Employee's Retirement Plan Trust (Newport Beach, California) and Charles Schwab & Co. (San Francisco, California) with respect to the Emerging Markets Fund; Pacific Life Foundation (Newport Beach, California) and California Race Track Association (LaVerne, California) with respect to the Core Equity Fund; Pacific Mutual Life Insurance Company (Newport Beach, California) with respect to the Mid-Cap Equity Fund; Pacific Asset Management LLC (Newport Beach, California) with respect to the International Growth Fund; and Pacific Mutual Life Insurance Company Employee's Retirement Plan Trust (Newport Beach, California) with respect to the Enhanced Equity Fund. To the extent such shareholders are also the beneficial owners of such securities, they may be deemed to control (as that term is defined in the 1940 Act) the relevant Fund. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).

Performance Information

  From time to time the Trust may make available certain information about the performance of the Institutional Class and Administrative Class shares of some or all of the Funds. Information about a Fund's performance is based on that Fund's (or its predecessor's) record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Fund's Institutional Class and Administrative Class shares in accordance with the formulas described below. Because Administrative Class shares bear the expense of service and/or distribution fees, it is expected that, under normal circumstances, the level of performance of a Fund's Administrative Class shares will be lower than that of the Fund's Institutional Class shares.

  The total return of Institutional Class and Administrative Class shares of all Funds may be included in advertisements or other written material. When a Fund's total return is advertised with respect to its Institutional Class and Administrative Class shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund or its predecessor series of PIMCO Advisors Funds, as more fully described in the Statement of Additional Information. For periods prior to the initial offering date of Institutional Class or Administrative Class shares, total return presentations for a class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect that there are no sales charges associated with Institutional Class or Administrative Class shares. The older class to be used in each case is set forth in the Statement of Additional Information. For these purposes, the performance of the older class will also be restated to reflect any different operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer
                                                                   Prospectus
class. In certain cases, such a restatement will result in Institutional Class or Administrative Class performance which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust's advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

  Quotations of yield for a Fund or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

  The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

  The Adviser and each Sub-Adviser may also report to shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Funds, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Funds, the Adviser, or the Sub-Advisers, should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the Funds, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future.

  Investment results of the Funds will fluctuate over time, and any representation of the Funds' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period. The Trust's Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling 1-800-927-4648 (Current Shareholders), or 1-800-800-0952 (New Accounts).

72
 PIMCO Funds: Multi-Manager Series

                ----------------------------------------------------------------
PIMCO Funds:    INVESTMENT ADVISER AND ADMINISTRATOR
Multi-Manager   PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach,
Series          CA 92660
                ----------------------------------------------------------------

                CUSTODIAN
                Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas
                City,
                MO 64105
                ----------------------------------------------------------------

                TRANSFER AGENT

                National Financial Data Services, 330 West 9th Street, 4th
                Floor,
                Kansas City, MO /64105/

                ----------------------------------------------------------------
                INDEPENDENT ACCOUNTANTS
                PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
                ----------------------------------------------------------------
                LEGAL COUNSEL
                Ropes & Gray, One International Place, Boston, MA 02110
                ----------------------------------------------------------------

For More Information

The following documents are available that offer further information on the Funds of PIMCO Funds: Multi-Manager Series.

Annual/Semi-Annual Reports to Shareholders The Trust's annual and semi-annual reports include a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year or other period.


Statement of Additional Information (SAI) The SAI contains additional information about the Funds. A current SAI has been filed with the Securities and Exchange Commission, and is incorporated into this prospectus by reference.

To request a free copy of these documents or to make inquiries about the Funds, please write or call:

PIMCO Funds:
Multi-Manager Series
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

Telephone:
1-800-927-4648
1-800-987-4626  (PIMCO Infolink Audio Response Network)

Information about the Trust (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Trust are available on the Commission's Internet site at www.sec.gov, and copies of that information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

SEC File Number: 811-6161

P I M C O
---------
    FUNDS

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

                                                   Class A, B and C Shares
                                                             April 1, 1999


                      PIMCO Funds Asset Allocation Series

                                   Prospectus

               Actively managed portfolios of select PIMCO Funds

PIMCO Funds Asset Allocation Series consists of three actively managed mutual funds that invest in a diversified portfolio of PIMCO Funds. In addition to broad diversification, each Portfolio provides access to the extensive asset allocation and investment management capabilities of PIMCO Advisors L.P. and its affiliates.

90/10 Portfolio

Seeks long-term capital appreciation. The Portfolio normally invests approximately 90% of its assets in PIMCO Stock Funds and 10% in PIMCO Bond Funds.

60/40 Portfolio

Seeks long-term capital appreciation and current income. The Portfolio normally invests approximately 60% of its assets in PIMCO Stock Funds and 40% in PIMCO Bond Funds.

30/70 Portfolio

Seeks current income, with long-term capital appreciation as a secondary objective. The Portfolio normally invests approximately 30% of its assets in PIMCO Stock Funds and 70% in PIMCO Bond Funds.


                                                                       P I M C O
                                                                      ----------
                                                                           FUNDS
                                                                           -----

            PIMCO Funds: Multi-Manager Series
            Prospectus

            April 1, 1999


            PIMCO Funds Asset Allocation Series

90/10 Portfolio
60/40 Portfolio
30/70 Portfolio

            PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end se-ries management investment company offering three diversified in-vestment portfolios (each a "Portfolio") in this Prospectus, each with different investment objectives and strategies. The Portfo-lios are professionally-managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed income ranges among a number of other mutual funds in the PIMCO Funds family ("Underlying Funds" or "Funds"). The address of PIMCO Funds: Multi-Manager Series is 840 Newport Center Drive, Suite 300, Newport Beach, CA 92660.

            PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") serves as investment adviser to the Portfolios and determines how the assets of each Portfolio are allocated among the Underlying Funds. PIMCO Advisors and its affiliates also provide advisory services to the Underlying Funds. See "Management of the Portfolios."

            Each Portfolio offers three classes of shares in this Prospectus:
            Class A shares (generally sold subject to an initial sales charge), Class B shares (sold subject to a contingent deferred sales charge) and Class C shares (sold subject to an asset based sales charge). The Portfolios also offer Institutional Class and Administrative Class shares through a separate prospectus. See "Description of the Trust--Multiple Classes of Shares."

            This Prospectus concisely describes the information investors should know before investing in Class A, Class B and Class C shares of the Portfolios. Please read this Prospectus carefully and keep it for further reference.

            Information about the investment objective of each Portfolio and of the investment policies and restrictions applicable to each Portfolio are set forth in this Prospectus. There can be no assur-ance that the investment objective of any Portfolio will be achieved. Because the market value of each Portfolio's investments will change, the investment returns and net asset value per share of each Portfolio will vary.

            A Statement of Additional Information, dated April 1, 1999, as amended or supplemented from time to time, is available free of charge by writing to PIMCO Funds Distributors LLC (the "Distribu-tor"), 2187 Atlantic Street, Stamford, Connecticut 06902, or by telephoning 1-800-426-0107. In addition, a Trust Prospectus dated April 1, 1999 and a Prospectus of PIMCO Funds: Pacific Investment Management Series dated April 1, 1999, each as amended or supple-mented from time to time (together, the "Underlying Fund Prospec-tuses"), relating to Institutional Class shares of the Underlying Funds, are available free of charge from the Distributor. The Statement of Additional Information and the Underlying Fund Pro-spectuses, which contain more detailed information about the Trust, the Portfolios and/or the Underlying Funds, have each been filed with the Securities and Exchange Commission and are incorpo-rated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at www.sec.gov) which contains the Statement of Additional Informa-tion and materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, the Under-lying Fund Prospectuses, and other information about the Trust, the Portfolios and the Underlying Funds.

            These securities have not been approved or disapproved by the Se-curities and Exchange Commission or any state securities commis-sion, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal of-fense.

            Shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal.

                 TABLE OF CONTENTS

                 Overview..............................3
                 Schedule of Fees......................4
                 Financial Highlights..................6
                 Investment Objectives and Policies....8
                 Underlying Funds.....................12
                 Performance Information..............18
                 How to Buy Shares....................19
                 Alternative Purchase Arrangements....23
                 Exchange Privilege...................31
                 How to Redeem........................32
                 Distributor and Distribution and
                  Servicing Plans.....................36
                 How Net Asset Value Is Determined....38
                 Distributions........................38
                 Taxes................................39
                 Management of the Portfolios.........40
                 Description of the Trust.............42
                 Mailings to Shareholders.............44


2  PIMCO Funds Asset Allocation Series

            Overview

            PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end se-ries management investment company organized as a Massachusetts business trust on August 24, 1990. This Prospectus describes three separate diversified investment portfolios (the "Portfolios") of-fered by the Trust, PIMCO Funds Asset Allocation Series--90/10 Portfolio (the "90/10 Portfolio"), PIMCO Funds Asset Allocation Series--60/40 Portfolio (the "60/40 Portfolio") and PIMCO Funds Asset Allocation Series--30/70 Portfolio (the "30/70 Portfolio").

               The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money manag-ers. Each Portfolio has a distinct investment objective which it seeks to achieve by investing within specified equity and fixed income ranges among certain series ("Underlying Funds" or "Funds") of the Trust and PIMCO Funds: Pacific Investment Management Se-ries. PIMCO Advisors serves as investment adviser for each Fund of the Trust and its affiliate, Pacific Investment Management Company ("Pacific Investment Management"), serves as investment adviser for each Fund of PIMCO Funds: Pacific Investment Management Se-ries. Some of the Underlying Funds invest primarily in equity se-curities ("Underlying Stock Funds"); other Funds invest primarily in fixed income securities, including money market instruments ("Underlying Bond Funds"). The Portfolios are named in accordance with their equity/fixed income allocation targets. For instance, the 90/10 Portfolio will normally invest approximately 90% of its assets in Underlying Stock Funds and 10% of its assets in Under-lying Bond Funds. The following summarizes certain key information relating to the Portfolios and is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus.




Portfolio  PIMCO Funds
Profiles   Asset Allocation Series Investment Objective                              Allocation Strategy
           -----------------------------------------------------------------------------------------------
           90/10 Portfolio         Long-term capital appreciation                    Under normal conditions,
                                                                                     approximately 90% of the
                                                                                     Portfolio's assets will
                                                                                     be allocated among
                                                                                     Underlying Stock Funds
                                                                                     and 10% among Underlying
                                                                                     Bond Funds.
           --------------------------------------------------------------------------------------------------
           60/40 Portfolio         Long-term capital appreciation and current income Under normal conditions, approximately 60% of the
                                                                                     Portfolio's assets will
                                                                                     be allocated among
                                                                                     Underlying Stock Funds
                                                                                     and 40% among Underlying
                                                                                     Bond Funds.
           --------------------------------------------------------------------------------------------------
           30/70 Portfolio         Current income, with long-term                    Under normal conditions,
                                   capital appreciation as a secondary objective     approximately 30% of the
                                                                                     Portfolio's assets will
                                                                                     be allocated among
                                                                                     Underlying Stock Funds
                                                                                     and 70% among Underlying
                                                                                     Bond Funds.


               The Underlying Funds have different investment objectives and policies and different degrees of potential investment risk and reward. Based on the allocation strategies listed above, an in-vestor should choose among the Portfolios based on personal objec-tives, investment time horizon, tolerance for risk and personal financial circumstances. For example, because the 90/10 Portfolio will normally invest approximately 90% of its assets in Underlying Stock Funds, this Portfolio might be suitable for an investor with a relatively long time horizon who seeks long-term capital appre-ciation potential and has a fairly high tolerance for risk and volatility. An investor with a shorter time horizon who seeks a balance of income and long-term capital appreciation and has less tolerance for risk and volatility might choose the 60/40 Portfo-lio, which invests in a fairly balanced portfolio of Underlying Stock and Bond Funds. An investor who seeks a higher level of cur-rent income combined with some potential for long-term capital ap-preciation and has a lower tolerance for risk and volatility might choose the 30/70 Portfolio, which will normally invest approxi-mately 70% of its assets in Underlying Bond Funds. While each Portfolio provides a relatively high level of diversification in comparison to most mutual funds, a single Portfolio may not be suitable as a complete investment program. For a more complete de-scription of the investment objectives and policies of the Portfo-lios, please see "Investment Objectives and Policies."

               Because each Portfolio will invest all of its assets in the Un-
            derlying Funds, each Portfolio's investment performance is di-rectly related to the investment performance of the Underlying Funds in which it invests. The ability of a Portfolio to realize its investment objective will depend upon the extent to which the Underlying Funds realize their objectives. The value of the Under-lying Funds' investments, and the net asset values of the shares of both the Underlying Funds and the Portfolios, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Un-derlying Funds invest.


                                                             Prospectus

               The possible use of certain investment techniques by an Under-
            lying Fund, including various derivative instruments such as futures contracts, options and swap agreements, will subject the Fund to greater risk than Funds that do not employ such tech-niques. In addition, investments by certain Underlying Funds in small market capitalization companies, foreign issuers (including emerging market issuers) and foreign currencies, illiquid securi-ties and other instruments will expose those Funds to a higher de-gree of risk and price volatility. Some Underlying Funds may also invest in fixed income securities rated below investment grade (commonly referred to as "high yield" securities or "junk" bonds), which are considered to be speculative by traditional investment standards. Each Portfolio may be subject to these and other risks associated with investments in the Underlying Funds depending upon the Portfolio's asset allocation strategy. For a description of the various risks associated with the Portfolios and the Under-lying Funds, see "Investment Objectives and Policies" and "Under-lying Funds" in this Prospectus, "Investment Objectives and Poli-cies" in the Statement of Additional Information and "Characteris-tics and Risks of Securities and Investment Techniques" in the Un-derlying Fund Prospectuses, which are incorporated herein by ref-erence and are available free of charge by telephoning the Dis-tributor at 1-800-426-0107.

               Potential investors in the Portfolios should realize that they may invest directly in the Underlying Funds and make their own as-set allocation decisions. By investing in a Portfolio, an investor will incur not only a proportionate share of the expenses of the Portfolio but also a portion of the expenses of the Underlying Funds in which the Portfolio invests (including investment advi-sory and administrative fees charged at the Underlying Fund lev-
            el). See "Schedule of Fees" and "Management of the Portfolios-- Underlying Fund Expenses."

            Schedule of Fees

            Expenses are one of several factors to consider when investing in Class A, Class B or Class C shares of the Portfolios. The follow-ing tables and Examples summarize the expenses of each Portfolio that are borne by its Class A, Class B and Class C shareholders based on estimated expenses for the Portfolio's current fiscal year.

               You should bear in mind that shareholders of each Portfolio bear indirectly the expenses of the Underlying Funds in which the Portfolio invests. The Portfolios will invest only in Institu-tional Class shares of the Underlying Funds and will not pay any sales charges or 12b-1 fees in connection with their investments in the Underlying Funds. The Portfolios will, however, indirectly bear their pro rata share of the fees and expenses (including ad-visory and administrative fees) incurred by the Underlying Funds that are borne by all Institutional Class shareholders. Because the Underlying Funds have varied fee and expense levels and the Portfolios will own different proportions of the Underlying Funds at different times, the actual fees and expenses indirectly in-curred by the Portfolios will vary.



                                              Class A     Class B     Class C
                                              Shares      Shares      Shares
             ------------------------------------------------------------------
Shareholder
Transaction  Maximum initial sales charge im-
Expenses     posed on purchases
             (as a percentage of offering
             price at time of purchase)
             90/10 Portfolio and 60/40
             Portfolio                           5.50%       None        None
             30/70 Portfolio                     4.50%       None        None
             ------------------------------------------------------------------
             Maximum sales charge imposed on
             reinvested dividends
             (as a percentage of net asset
             value at time of purchase)           None       None        None
             ------------------------------------------------------------------
             Maximum contingent deferred sales
             charge ("CDSC")
             (as a percentage of original
             purchase price)                     1%(/1/)    5%(/2/)     1%(/3/)
             ------------------------------------------------------------------
             Exchange Fee                         None       None        None


            1. Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of pur-chase. See "Alternative Purchase Arrangements."
            2. The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under "Alternative Purchase Arrangements--Deferred Sales Charge Alternative--Class B Shares."
            3. The CDSC on Class C shares is imposed only on shares redeemed in the first year.

PIMCO Funds Asset Allocation Series



                                                                                          Example: You would
                                                                                          pay the following    Example: You would
                                                                                          expenses on a        pay the following
                                                                                          $1,000 investment    expenses on a $1,000
                                                                                          assuming (1) 5%      investment assuming
                                                                                          annual return and    (1) 5% annual return
                              Annual Portfolio Operating Expenses                         (2) redemption at    and (2) no
                              (As a percentage of average net assets):                    the end of each      redemption:
                                                                         Total            time period:
           PIMCO Funds                 Admini-             Underlying    Portfolio
           Asset Allocation   Advisory strative  12b-1     Fund          Operating         One       Three       One       Three
           Series             Fees     Fees(/1/) Fees(/2/) Expenses(/3/) Expenses(/3/)     Year      Years       Year      Years
           ----------------------------------------------------------------------------------------------------------------------
Class A    90/10 Portfolio    None     .40%       .25%     .79%          1.44%             $   69    $   98      $   69    $   98
Shares     ----------------------------------------------------------------------------------------------------------------------
           60/40 Portfolio    None     .40        .25      .67           1.32                  68        95          68        95
           ----------------------------------------------------------------------------------------------------------------------
           30/70 Portfolio    None     .40        .25      .55           1.20                  57        81          57        81

Class B    90/10 Portfolio    None     .40       1.00      .79           2.19                  72        99          22        69
Shares     ----------------------------------------------------------------------------------------------------------------------
           60/40 Portfolio    None     .40       1.00      .67           2.07                  71        95          21        65
           ----------------------------------------------------------------------------------------------------------------------
           30/70 Portfolio    None     .40       1.00      .55           1.95                  70        91          20        61

Class C    90/10 Portfolio    None     .40       1.00      .79           2.19                  32        69          22        69
Shares     ----------------------------------------------------------------------------------------------------------------------
           60/40 Portfolio    None     .40       1.00      .67           2.07                  31        65          21        65
           ----------------------------------------------------------------------------------------------------------------------
           30/70 Portfolio    None     .40       1.00      .55           1.95                  30        61          20        61

            1. The Administrative Fees for each Portfolio are subject to re-
               duction to the extent that the average net assets attributable in the aggregate to the Portfolio's Class A, Class B and Class C shares exceed $2.5 billion. See "Management of the Portfo-lios--Administrative Fees."
            2. 12b-1 fees which are equal to .25% represent servicing fees which are paid annually to the Distributor and repaid to par-ticipating brokers, certain banks and other financial interme-diaries. 12b-1 fees which exceed .25% represent aggregate dis-tribution and servicing fees. See "Distributor and Distribution and Servicing Plans."
            3. Based on estimated expenses for the current fiscal year. Under-
               lying Fund Expenses for each Portfolio are estimated based upon the initial allocation of each Portfolio's assets among the Un-derlying Funds and upon the total annual operating expenses of each Underlying Fund. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Port-folios--Underlying Fund Expenses." Total Portfolio Operating Expenses and the Examples set forth above are based on esti-mates of the Underlying Fund Expenses each Portfolio will in-cur. Actual Underlying Fund Expenses for each Portfolio are ex-pected to vary with changes in the allocation of the Portfo-lio's assets, and may be higher or lower than those shown above.

            The purpose of the foregoing tables is to assist investors in un-derstanding the various costs and expenses of the Trust that are borne directly or indirectly by Class A, Class B and Class C shareholders of the Portfolios. The Examples for Class A shares assume payment of the current maximum applicable sales load. Due to the 12b-1 distribution fee imposed on Class B and Class C shares, a Class B or Class C shareholder of a Portfolio may, de-pending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securi-ties Dealers, Inc.

            NOTE: The figures shown in the Examples are entirely hypothetical. They are not representations of past or future performance or ex-penses; actual performance and/or expenses may be more or less than shown.

                                                             Prospectus
                                       5

Financial Highlights

The financial highlights set forth on the following pages present certain in-formation and ratios as well as performance information for the Portfolios. Information for the periods ended December 31, 1998 is included in the Decem-ber 31, 1998 PIMCO Funds Semi-Annual Report (relating to Class A, B and C shares of the Portfolios) and is unaudited. The Semi-Annual Report is incorpo-rated by reference in the Statement of Additional Information and may be ob-tained without charge from the Distributor. Financial Statements and related notes are also incorporated by reference in the Statement of Additional Infor-mation.

Selected Per Share Data                               Net Realized/                  Dividends  Dividends in  Distributions
for the Period Ended:    Net Asset Value Net          Unrealized     Total Income    From Net   Excess of Net From Net
                         Beginning       Investment   Gain on        From Investment Investment Investment    Realized Capital
                         of Period       Income       Investments    Operations      Income     Income        Gains
                         --------------- ----------   -------------  --------------- ---------- ------------- ----------------
90/10 Portfo-
 lio
 Class A
 09/30/98-
  12/31/98 +                $  10.00       $ 0.18 (a)    $ 1.29 (a)     $   1.47      $ (0.18)    $   0.00        $   0.00
 Class B
 09/30/98-
  12/31/98 +                   10.00         0.18 (a)      1.27 (a)         1.45        (0.18)        0.00            0.00
 Class C
 09/30/98-
  12/31/98 +                   10.00         0.18 (a)      1.27 (a)         1.45        (0.18)        0.00            0.00
60/40 Portfo-
 lio
 Class A
 09/30/98-
  12/31/98 +                $  10.00       $ 0.19 (a)    $ 0.82 (a)     $   1.01      $ (0.19)    $   0.00        $   0.00
 Class B
 09/30/98-
  12/31/98 +                   10.00         0.18 (a)      0.81 (a)         0.99        (0.18)        0.00            0.00
 Class C
 09/30.98-
  12/31/98 +                   10.00         0.18 (a)      0.81 (a)         0.99        (0.18)        0.00            0.00
30/70 Portfo-
 lio
 Class A
 09/30/98-
  12/31/98 +                $  10.00       $ 0.20 (a)    $ 0.33 (a)     $   0.53      $ (0.20)    $   0.00        $   0.00
 Class B
 09/30/98-
  12/31/98 +                   10.00         0.19 (a)      0.32 (a)         0.51        (0.19)        0.00            0.00
 Class C
 09/30/98-
  12/31/98 +                   10.00         0.19 (a)      0.31 (a)         0.50        (0.19)        0.00            0.00
Selected Per Share Data  Distributions
for the Period Ended:    in Excess of
                         Net Realized
                         Capital Gains
                         -------------
90/10 Portfo-
 lio
 Class A
 09/30/98-
  12/31/98 +               $   0.00
 Class B
 09/30/98-
  12/31/98 +                   0.00
 Class C
 09/30/98-
  12/31/98 +                   0.00
60/40 Portfo-
 lio
 Class A
 09/30/98-
  12/31/98 +               $   0.00
 Class B
 09/30/98-
  12/31/98 +                   0.00
 Class C
 09/30.98-
  12/31/98 +                   0.00
30/70 Portfo-
 lio
 Class A
 09/30/98-
  12/31/98 +               $   0.00
 Class B
 09/30/98-
  12/31/98 +                   0.00
 Class C
 09/30/98-
  12/31/98 +                   0.00

+ Unaudited

* Annualized
 (a)Per share amounts based upon average number of shares outstanding during the period.


6   PIMCO Funds: Multi-Manager Series

                                                                                              Ratio of Net
                                                                                  Ratio of    Investment
Distributions  Tax Basis               Net Asset                                  Expenses to Income to
from           Return of Total         Value End of              Net Assets End   Average Net Average Net  Portfolio
Equalization   Capital   Distributions Period       Total Return of Period (000s) Assets      Assets       Turnover Rate
-------------  --------- ------------- ------------ ------------ ---------------- ----------- ------------ -------------

  $   0.00     $   0.00    $  (0.18)     $  11.29       14.24%       $    167         0.65%*      18.37%            0%

      0.00         0.00       (0.18)        11.27       14.09             795         1.40*       17.86             0

      0.00         0.00       (0.18)        11.27       14.09           1,982         1.40*       17.86             0


  $   0.00     $   0.00    $  (0.19)     $  10.82       10.07%       $    207         0.65%*      18.69%           12%

      0.00         0.00       (0.18)        10.81        9.94           1,443         1.40*       18.40            12

      0.00         0.00       (0.18)        10.81        9.94           1,412         1.40*       18.39            12

  $   0.00     $   0.00    $  (0.20)     $  10.33        6.02%       $    123         0.65%*      20.11%           11%

      0.00         0.00       (0.19)        10.32        5.80           1,036         1.40*       18.94            11
      0.00         0.00       (0.19)        10.31        5.76             615         1.40*       19.48            11


                                                                 Prospectus

             Investment Objectives and Policies

             The investment objective and general investment policies of each Portfolio are described below. There can be no assurance that the investment objective of any Portfolio will be achieved. Because the market value of each Portfolio's investments will change, the net asset value per share of each Portfolio will also vary.

                The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money manag-ers. Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds: Pacific Investment Management Series and is managed by PIMCO Advisors and/or its affiliates. The Portfolios have different investment objectives and policies and degrees of potential investment risk and reward depending upon their alloca-tion strategies. An investor should choose a Portfolio based on personal objectives, investment time horizon, tolerance for risk and personal financial circumstances.


Portfolio    90/10 Portfolio seeks long-term capital appreciation. Under normal
Descriptions conditions, approximately 90% of the Portfolio's assets will be allocated among Underlying Stock Funds and 10% among Underlying
             Bond Funds.

             60/40 Portfolio seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% of the Portfo-lio's assets will be allocated among Underlying Stock Funds and 40% among Underlying Bond Funds.

             30/70 Portfolio seeks current income. Long-term capital apprecia-tion is a secondary objective. Under normal conditions, approxi-mately 30% of the Portfolio's assets will be allocated among Un-derlying Stock Funds and 70% among Underlying Bond Funds.

               Unless otherwise noted, each Portfolio's investment objective and its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without share-holder approval.

               PIMCO Advisors serves as the investment adviser to the Portfo-
             lios and determines how each Portfolio's assets are allocated among the Underlying Funds. Each Portfolio invests in particular Underlying Funds (which may differ from time to time) based on various criteria observed by PIMCO Advisors. Among other things, PIMCO Advisors analyses the various investment objectives, poli-cies and strategies of the Underlying Funds to determine which Funds, in combination with others, are appropriate in light of a Portfolio's investment objective. PIMCO Advisors then makes allo-cation decisions among these Underlying Funds in an attempt to achieve the Portfolio's objective. The table below illustrates the initial equity and fixed income allocation targets and typical ranges for each Portfolio under normal market conditions.

             Equity and Fixed Income Ranges
             (as a percentage of each Portfolio's average net assets)

                                                                Typical
             PIMCO Funds                               Target     Allocation
             Asset Allocation Series                   Allocation Range*
             ----------------------------------------------------------------
             90/10 Portfolio
              Equity                                   90%        80% - 100%
              Fixed Income (including money market**)  10%         0% -  20%
             ----------------------------------------------------------------
             60/40 Portfolio
              Equity                                   60%        50% -  70%
              Fixed Income (including money market**)  40%        30% -  50%
             ----------------------------------------------------------------
             30/70 Portfolio
              Equity                                   30%        25% -  35%
              Fixed Income (including money market**)  70%        65% -  75%


           * Each Portfolio may temporarily deviate from its asset alloca-tion range for defensive purposes.
          ** Each Portfolio may hold a portion of its assets in PIMCO Money
             Market Fund, in part, so that it can readily sell the securities and have cash available to pay Portfolio expenses without incur-ring capital gains.

PIMCO Funds Asset Allocation Series

               Each Portfolio is authorized to invest in any or all of the Un-
            derlying Funds. However, it is expected that a Portfolio will in-vest in only some of the Underlying Funds at any particular time. A Portfolio's investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its total assets. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. Please see "Underlying Funds" and "Principal Risks of the Underlying Funds" below for a descrip-tion of the Underlying Funds and their attendant risks. The par-ticular Underlying Funds in which each Portfolio may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of each Portfolio's assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Portfolio's shareholders.
               Each Portfolio's net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. Each Portfolio will invest all of its assets in Under-lying Funds, and may invest up to 100% of its assets in PIMCO Money Market Fund (and thereby deviate from its asset allocation range) for temporary defensive purposes. A Portfolio may also bor-row money for temporary or emergency purposes.
               Each Portfolio is also subject to certain investment restric-
            tions that are described under "Investment Restrictions" in the Statement of Additional Information.


Overview of PIMCO Advisors' Asset Allocation Committee determines how the
Asset       Portfolios' assets are allocated and reallocated from time to time
Allocation  among the Underlying Funds. The individuals who constitute the As-
            set Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Portfolios are William D. Cvengros, Timothy R. Clark, Robert S. Venable and
            David Young. Please see "Management of the Portfolios" for a de-scription of PIMCO Advisors and the individuals on the Asset Allo-cation Committee.

               PIMCO Advisors' approach to asset allocation encompasses both quantitative and qualitative processes designed to allocate the Portfolios' assets among multiple Underlying Funds in order to achieve broadly diversified Portfolios. The Asset Allocation Com-mittee meets regularly to analyze various economic and market da-ta. The Committee also collects and synthesizes multiple proprie-tary models maintained by the Sub-Advisers of the Underlying Funds. Please see "Underlying Funds--Advisory Arrangements for the Underlying Funds" for information about the Sub-Advisers. These models are quantitatively compiled by the Committee to provide a framework for developing PIMCO Advisors' allocation strategies with respect to the major asset classes and sub-classes held by the Underlying Funds.
               The resulting framework assists the Asset Allocation Committee in the following ways: (1) it identifies the desired tactical al-location ranges for the Portfolios around long-term strategic broad asset class and sub-class targets, (2) it identifies indi-vidual Funds among the Underlying Funds that are expected to pro-vide consistent, quality performance in the various asset classes and sub-classes identified for the Portfolios, and (3) it is used by the Committee in its on-going evaluation of the equity and fixed income markets in an attempt to identify and implement val-ue-added tactical shifts for the Portfolios. These tactical shifts and resulting reallocations of Portfolio assets are not expected to be large or frequent in nature, and should result in modest levels of portfolio turnover for the Portfolios. See "Portfolio Turnover."


Equity      The equity portion of each Portfolio will be allocated among a
Portion of  number of Underlying Stock Funds which provide a broad range of
the         equity-based investment objectives and strategies. By allocating
Portfolios  assets among these Funds, the equity portions of the Portfolios can be diversified in multiple ways, including the following:

            By Region
                . U.S. Equities
                . International Developed Markets Equities
                . International Emerging Markets Equities


                                                             Prospectus        9

PIMCO Funds Asset Allocation Series

            By Investment Style
               . Blend (Broad Market)
               . Value
               . Growth

            By Size
               . Large-Cap
               . Mid-Cap
               . Small-Cap

               For a description of the Underlying Stock Funds and their in-
            vestment objectives and strategies, please see "Underlying Funds." The Sub-Advisers for the Underlying Stock Funds each have differ-ent investment philosophies and processes which are reflected in the Funds they manage. Through asset allocation, PIMCO Advisors can take advantage of the expertise of each Sub-Adviser and com-bine the investment styles set forth above in providing broadly diversified Portfolios. For a description of each Sub-Adviser and its particular investment philosophy and process, please see the Statement of Additional Information and the Underlying Fund Pro-spectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.


Fixed       The fixed income portion of each Portfolio will be allocated among
Income      a number of Underlying Bond Funds which provide a broad range of
Portion of  fixed income-based investment objectives and strategies. By allo-
the         cating assets among these Funds, the fixed income portions of the
Portfolios  Portfolios can be diversified in multiple ways, including the fol-
            lowing:

            By Region
               . U.S. Fixed Income
               . Foreign Fixed Income

            By Sector/Investment Specialty
               . Governments
               . Mortgages
               . Corporate
               . Inflation-Indexed

            By Credit Quality
               . Investment Grade/Money Market
               . Medium Grade
               . High Yield

            By Duration
               . Long-Term
               . Intermediate-Term
               . Short-Term

               For a description of the Underlying Bond Funds and their in-
            vestment objectives and strategies, please see "Underlying Funds." Pacific Investment Management is the sole investment adviser for each Underlying Bond Fund. Through asset allocation, PIMCO Advi-sors can take advantage of the broad fixed income expertise of Pa-cific Investment Management and combine the investment styles set forth above in providing broadly diversified Portfolios. For a de-scription of Pacific Investment Management and its investment phi-losophy and process, please see the Statement of Additional Infor-mation and the Underlying Fund Prospectuses, which are incorpo-rated herein by reference and are available free of charge by tel-ephoning the Distributor at 1-800-426-0107.

Potential   As described above, PIMCO Advisors has broad discretion to allo-
Conflicts   cate and reallocate the Portfolios' assets among the Underlying of Interest Funds consistent with the Portfolios' investment objectives and policies and the asset allocation ranges specified above. Although
            PIMCO Advisors does not charge an investment advisory fee for its asset allocation services, PIMCO Advisors and its affiliates indi-rectly receive fees (including investment advisory and administra-tive fees) from the Underlying Funds in which the Portfolios in-vest. In this regard, PIMCO Advisors has a financial incentive to invest a Portfolio's assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Portfolio's investment program. PIMCO Advi-sors is legally obligated to disregard that incentive in making asset allocation decisions for the Portfolios. The Trustees and officers of the Trust may also have conflicting interests in ful-filling their fiduciary duties to both the Portfolios and the Un-derlying Funds.


General     Because the Portfolios invest all of their assets in the Under-
Risks of    lying Funds, the risks associated with investing in the Portfolios
Investing   are closely related to the risks associated with the securities
in the      held by the Underlying Funds. The ability of a Portfolio to
Portfolios  achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives. Of course, the extent to which the investment performance and risks associated with a particular Portfolio correlate to those of a particular Un-derlying Fund will depend upon the extent to which the Portfolio's assets are allocated from time to time for investment in the Un-derlying Fund. For a description of the principal risks associated with investments in the Underlying Funds, please see "Underlying
            Funds--Principal Risks of the Underlying Funds" in this Prospec-tus, "Investment Objectives and Policies" in the Statement of Ad-ditional Information and "Characteristics and Risks of Securities and Investment Techniques" in the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.


Portfolio   A change in the securities held by a Portfolio is known as "port-
Turnover    folio turnover." Because PIMCO Advisors does not expect to reallo-
            cate the Portfolios' assets among the Underlying Funds on a fre-quent basis, the portfolio turnover rates for the Portfolios are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Portfolios' indirectly bear the ex-penses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspond-ingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Share-holders in the Portfolios may also bear expenses directly or indi-rectly through sales of securities held by the Portfolios and the Underlying Funds which result in realization of ordinary income or taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates).
            See "Taxes."


Service     Many of the services provided to the Portfolios depend on the
Systems --  smooth functioning of computer systems. Many systems in use today
Year 2000   cannot distinguish between the year 1900 and the year 2000. Should
Problem     any of the service systems fail to process information properly, that could have an adverse impact on the Portfolios' operations and services provided to shareholders. The Adviser, Distributor, Shareholder Servicing and Transfer Agent, Custodian, and certain other service providers to the Portfolios have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Portfolios' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Underlying Funds or on domestic or global equity markets or economies, generally.


"Funda-     The investment objective of each Portfolio described in this Pro-
mental"     spectus may be changed by the Board of Trustees without share-
Policies    holder approval. If there is a change in a Portfolio's investment objective, shareholders should consider whether the Portfolio re-mains an appropriate investment in light of their then current fi-nancial positions and needs.


                                                             Prospectus

            Underlying Funds

            Each Portfolio invests all of its assets in Underlying Funds. Ac-cordingly, each Portfolio's investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to meet their objectives. There can be no assurance that the investment objective of any Under-lying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Advisory    PIMCO Advisors serves as investment adviser for each of the Under-
Arrange-    lying Stock Funds, except that its affiliate, Pacific Investment
ments for   Management, is the sole investment adviser to PIMCO StocksPLUS the Under- Fund. PIMCO Advisors retains affiliated sub-advisory firms to man-lying funds age the portfolios of a number of the Underlying Stock Funds.
            These sub-advisers include Blairlogie Capital Management
            ("Blairlogie"), Columbus Circle Investors, Cadence Capital Manage-ment, NFJ Investment Group and Parametric Portfolio Associates. On or about April 30, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie, although PIMCO Advisors intends to continue to retain
            Blairlogie as sub-adviser to PIMCO International Fund, an Under-lying Stock Fund. The PIMCO Equity Advisors division ("PIMCO Eq-uity Advisors") of PIMCO Advisors manages the investments of sev-eral of the Underlying Stock Funds. Pacific Investment Management is the sole investment adviser to each Underlying Bond Fund. Under these arrangements, PIMCO Equity Advisors, the sub-advisers and Pacific Investment Management (referred to collectively as "Sub-
            Advisers") have full investment discretion and make all determina-tions with respect to the investment of the assets of these Funds.
            For a complete description of the advisory and sub-advisory ar-rangements for the Underlying Funds, please see the Statement of Additional Information and the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

12   PIMCO Funds Asset Allocation Series

Underlying The following provides a concise description of the investment ob-Stock Funds jective and primary investments of each Underlying Stock Fund. For a complete description of these Funds, please see the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.



                                  Fund Name                Investment Objective          Primary Investments
          =======================================================================================================================
          Growth Stock            PIMCO Growth             Long-term growth of           Common stocks of companies with
          Funds                                            capital; income is            market capitalizations of at least
                                                           incidental                    $5 billion
                     ------------------------------------------------------------------------------------------------------------
                                  PIMCO Target             Capital appreciation; no      Common stocks of companies with
                                                           consideration given to        between $1 billion and $10 billion
                                                           income                        of market capitalizations
                     ------------------------------------------------------------------------------------------------------------
                                  PIMCO Opportunity        Capital appreciation; no      Common stocks of companies with
                                                           consideration given to        market capitalizations of less than
                                                           income                        $2 billion
          =======================================================================================================================
          Blend Stock             PIMCO Capital            Growth of capital             Common stocks of companies with
          Funds                   Appreciation                                           market capitalizations of at least
                                                                                         $1 billion that have improving
                                                                                         fundamentals and whose stock is
                                                                                         reasonably valued by the market
                     ------------------------------------------------------------------------------------------------------------
                                  PIMCO Mid-Cap            Growth of capital             Common stocks of companies with
                                  Growth                                                 market capitalizations in excess of
                                                                                         $500 million that have improving
                                                                                         fundamentals and whose stock is
                                                                                         reasonably valued by the market
                     ------------------------------------------------------------------------------------------------------------
                                  PIMCO Small-Cap          Growth of capital             Common stocks of companies with
                                  Growth                                                 market capitalizations between $50
                                                                                         million and $1 billion that have
                                                                                         improving fundamentals and whose
                                                                                         stock is reasonably valued by the
                                                                                         market
                     ------------------------------------------------------------------------------------------------------------
                                  PIMCO Micro-Cap          Long-term growth of           Common stocks of companies with
                                  Growth                   capital                       market capitalizations of less than
                                                                                         $100 million that have improving
                                                                                         fundamentals and whose stock is
                                                                                         reasonably valued by the market
          =======================================================================================================================
          Value Stock             PIMCO Equity             Current income as a           Common stocks with below-average
          Funds                   Income                   primary objective; long-      price to earnings ratios and higher
                                                           term growth of capital        dividend yields relative to their
                                                           as a secondary objective      industry groups
                     ------------------------------------------------------------------------------------------------------------
                                  PIMCO Renaissance        Long-term growth of           Common stocks with below-average
                                                           capital and income            valuations that have improving
                                                                                         business fundamentals
                     ------------------------------------------------------------------------------------------------------------
                                  PIMCO Value              Long-term growth of           Common stocks with below-average
                                                           capital and income            price to earnings ratios relative to
                                                                                         their industry groups
                     ------------------------------------------------------------------------------------------------------------
                                  PIMCO Value 25           Long-term growth of           Approximately 25 common stocks of
                                                           capital and income            companies with medium market
                                                                                         capitalizations and below-average
                                                                                         price to earnings ratios relative to
                                                                                         their industry groups
                     ------------------------------------------------------------------------------------------------------------
                                  PIMCO Small-Cap          Long-term growth of           Common stocks of companies with
                                  Value                    capital and income            market capitalizations between $50
                                                                                         million and $1 billion and below-
                                                                                         average price to earnings ratios
                                                                                          relative to their industry groups
          =======================================================================================================================
          Enhanced Index          PIMCO Tax-Efficient      Maximum after-tax growth      A broadly diversified portfolio of
          Stock Funds             Equity                   of capital                    at least 200 common stocks of
                                                                                         companies with larger
                                                                                         market capitalizations
                     ------------------------------------------------------------------------------------------------------------
                                  PIMCO Enhanced Equity    Total return which            Commons stocks represented in the
                                                           equals or exceeds the         S&P 500
                                                           total return performance
                                                           of an index representing
                                                           the performance of a
                                                           reasonably broad
                                                           spectrum of common
                                                           stocks (currently the
                                                           S&P 500 (/1/))
                     ------------------------------------------------------------------------------------------------------------
                                  PIMCO StocksPLUS         Total return which            S&P 500 stock index derivatives
                                                           exceeds the total             backed by a portfolio of fixed
                                                           return performance of         income securities
                                                           the S&P 500
          =======================================================================================================================
          International Stock     PIMCO International      Capital appreciation;         Non-U.S. stocks of companies with
          Funds                                            income is incidental          small, medium and large market
                                                                                         capitalizations (developed and
                                                                                         emerging markets)
                     ------------------------------------------------------------------------------------------------------------
                                  PIMCO International      Long-term capital             An international portfolio of equity
                                  Growth                   appreciation                  and equity-related securities
                     ------------------------------------------------------------------------------------------------------------
                                  PIMCO Structured         Long-term growth of           Common stocks of companies located
                                  Emerging Markets         capital                       in emerging market countries
                     ------------------------------------------------------------------------------------------------------------
                                  PIMCO Tax-Efficient      Same as PIMCO Structured      Common stocks of companies located
                                  Structured               Emerging Markets Fund,        in emerging market countries
                                  Emerging Markets         except that the Fund
                                                           seeks to achieve
                                                           superior after-tax
                                                           returns by employing a
                                                           variety of tax-efficient
                                                           management strategies
          =======================================================================================================================
          Sector-Related          PIMCO Innovation         Capital appreciation; no      Common stocks of companies with
          Stock Funds                                      consideration                 small, medium and large market
                                                           given to income               capitalizations (technology-related
                                                                                         stocks)

            1. The Standard & Poor's 500 Composite Stock Price Index.


                                                              Prospectus

Underlying Pacific Investment Management, an affiliate of PIMCO Advisors, has Bond Funds full investment discretion and makes all determinations with re-
            spect to the investment of the assets of each Underlying Bond
            Fund.

               The investment objective of each Underlying Bond Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The "total return" sought by most of the Underlying Bond Funds will consist of interest and dividends from underlying securities and capital appreciation or depreciation reflected in changes in the value of portfolio securities. The investment ob-jective of PIMCO Real Return Bond Fund is to seek to realize maxi-mum real return, consistent with preservation of real capital and prudent investment management. "Real return" is total return ad-justed for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

               The following provides a concise description of the primary in-
            vestments of and other information relating to each Underlying Bond Fund. For a complete description of these Funds, please see the Underlying Fund Prospectus for PIMCO Funds: Pacific Investment Management Series, which is incorporated herein by reference and is available free of charge by telephoning the Distributor at 1-800-426-0107.

                Fund Name               Primary Investments                Duration         Credit Quality(/1/)       Foreign(/2/
===================================================================================================================================
 Short          PIMCO Money Market      Money market instruments           Less than or     Min 95% Aaa or Prime 1;   0%
 Duration Bond                                                             equal to 90 days less than or equal to
 Funds                                                                     dollar-weighted  5% Aa or Prime 2
                                                                           average maturity
                -------------------------------------------------------------------------------------------------------------------
                PIMCO Short-Term        Money market instruments           0-1 yr           B to Aaa; max 10%         0-5%
                                        and short maturity                                  below Baa
                                        fixed
                                        income securities
                -------------------------------------------------------------------------------------------------------------------
                PIMCO Low Duration      Short and intermediate             1-3 yrs          B to Aaa; max 10%         0-20%
                                        maturity fixed income                               below Baa
                                        securities
===================================================================================================================================
 Intermediate   PIMCO Moderate Duration Short and intermediate             2-5 yrs          B to Aaa; max 10%         0-20%
 Duration                               maturity fixed income                               below Baa
 Bond Funds                             securities
                -------------------------------------------------------------------------------------------------------------------
                PIMCO Total Return      Intermediate maturity              3-6 yrs          B to Aaa; max 10%
                                        fixed income securities                             below Baa                 0-20%
                -------------------------------------------------------------------------------------------------------------------
                PIMCO Total Return II   Same as PIMCO Total Return         3-6 yrs          Baa to Aaa                0%
                                        Fund, except that the
                                        Fund is subject to credit
                                        quality and foreign issuer
                                        restrictions
===================================================================================================================================
 Long Duration  PIMCO Long-Term U.S.    Long-term maturity                 8 or more yrs.   A to Aaa                  0%
 Bond Funds     Government              fixed income securities
===================================================================================================================================
 International  PIMCO Global Bond       Intermediate maturity              3-7 yrs          B to Aaa; max 10%          25-75%
 Bond Funds                             U.S. and foreign fixed                              below Baa
                                        income securities
                -------------------------------------------------------------------------------------------------------------------
                PIMCO Foreign Bond      Intermediate maturity              3-7 yrs          B to Aaa; max 10%        Greater than
                                        hedged foreign fixed                                below Baa                or equal to
                                        income securities                                                            85%
                -------------------------------------------------------------------------------------------------------------------
                PIMCO Emerging Markets  Emerging market fixed              0-8 yrs          B to Aaa                 Greater than or
                Bond                    income securities                                                            equal to 80%
===================================================================================================================================
 High Yield     PIMCO High Yield        Higher yielding fixed              2-6 yrs          B to Aaa; min 65%        0%
 Bond Funds                             income securities                                   below Baa
===================================================================================================================================
 Inflation      PIMCO Real Return Bond  Inflation-indexed fixed            N/A              B to Aaa; max 10%        0-35%
 Indexed Bond                           income securities                                   below Baa
 Funds

1. As rated by Moody's Investors Service, Inc., or if unrated, determined by Pacific Investment Management to be of comparable quality.

2. Percentage limitations relate to foreign currency-denominated securities for all Underlying Bond Funds except PIMCO Foreign Bond, Global Bond and Emerging Markets Bond Funds. Percentage limitations for these three Funds relate to securities of foreign issuers, denominated in any currency. Each Underlying Bond Fund (except PIMCO Long-Term U.S. Government Fund) may invest beyond these limits in U.S. dollar-denominated securities of foreign issuers. PIMCO Long-Term U.S. Government Fund may not invest in any securities of foreign issuers.

PIMCO Funds Asset Allocation Series

               Each Underlying Bond Fund will normally invest at least 65% of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities is-sued or guaranteed by the U.S. Government, its agencies or instru-mentalities ("U.S. Government securities"); corporate debt securi-ties, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; infla-tion-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, catas-trophe bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and instrumen-talities; obligations of foreign governments or their subdivi-sions, agencies and instrumentalities; and obligations of interna-tional agencies or supranational entities. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a desig-nated or floating rate, or that vary according to changes in rela-tive values of currencies. Most of the Underlying Bond Funds may (but are not required to) make substantial use of derivative in-struments or use a series of purchase and sale contracts or other investment techniques to obtain market exposure to the securities in which they primarily invest.


Additional In addition to the Funds listed above, a Portfolio may invest in Underlying additional Underlying Funds, including those that may become
Funds available for investment in the future, at the discretion of PIMCO Advisors and without shareholder approval. Although each Portfolio currently invests in PIMCO Core Equity and Mid-Cap Equity Funds, it is expected that the Portfolios will no longer have investments in these Underlying Funds on and after May 1, 1999.


Principal   There can be no assurance that the investment objectives of any of
Risks of    the Underlying Funds will be achieved. The following summarizes
the         principal risks associated with investments in the Underlying
Underlying  Funds. The summary is not intended to be exhaustive. For a more
Funds       complete description of these risks, please refer to "Investment
            Objectives and Policies" in the Statement of Additional Informa-tion and "Characteristics and Risks of Securities and Investment
            Techniques" in the Underlying Fund Prospectuses, which are incor-porated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

            Market Risk Most securities in which the Underlying Funds invest are subject to some degree of market risk, which is the risk of unfavorable market-induced changes in the value of a security. The following summarizes general market risks associated with invest-ments in fixed income and equity securities.
               Fixed Income Securities Changes in the market values of fixed income securities (i.e., capital appreciation or depreciation) are largely a function of changes in the current level of interest rates. The value of an Underlying Fund's investments in fixed in-come securities will typically change as the level of interest rates fluctuate. During periods of falling interest rates, the value of fixed income securities generally rise. Conversely, dur-ing periods of rising interest rates, the value of fixed income securities generally decline.
               "Duration" is one measure of the expected life of a fixed in-
            come security. When interest rates are falling, a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. When interest rates are rising, a portfolio with a shorter duration will gener-ally outperform a longer duration portfolio. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (as-suming that long-term interest rates are higher than short-term rates, which is commonly the case). Accordingly, longer duration portfolios generally have a greater potential for total return than shorter duration portfolios, but are also subject to greater levels of market risk and price volatility. Therefore, Underlying Bond Funds with longer average portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) are generally subject to higher levels of market risk than Funds with shorter durations (e.g., PIMCO Money Market, Short-Term and Low Duration Funds). Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing dura-tions precisely when that is least advantageous (i.e., when inter-est rates are rising).


                                                            Prospectus        15

               Certain types of securities in which the Underlying Bond Funds may invest are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of market risk. These include various mortgage-related securities (for instance, the interest-only or "IO" class of a stripped mortgage-backed security) and "zero coupon" securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity). Please see "Investment Objectives and Policies" in the Statement of Additional Information for a description of these and other fixed income securities that are particularly sensitive to market risk.
               Equity Securities Changes in the market values of equity secu-
            rities (i.e., capital appreciation or depreciation) may depend upon a number of factors, including: general economic and market conditions, prospects of the security's issuer, changing interest rates, real or perceived economic and competitive industry condi-tions, and currency exchange rates. Generally, over the long term, the total return obtained by a portfolio that invests primarily in equity securities has historically been greater than that obtained by a portfolio that invests primarily in fixed income securities. However, an equity portfolio is generally subject to greater mar-ket risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment.

            Credit Risk of Fixed Income Securities Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Underlying Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign govern-ments. Even certain U.S. Government securities are subject to credit risk.
               Credit risk is particularly acute for Underlying Funds which invest in so-called "high-yield" securities or "junk" bonds, which are fixed income securities rated lower than Baa by Moody's In-vestors Service, Inc. ("Moody's") or BBB by Standard & Poor's Rat-ings Services ("S&P"), or are determined to be of comparable qual-ity to securities so rated. While such securities offer the poten-tial for higher investment returns than higher-rated securities, they carry a high degree of credit risk and are considered predom-inantly speculative with respect to the issuer's continuing abil-ity to meet principal and interest payments. High yield securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities. Accordingly, Underlying Funds which in-vest a significant portion of their assets in high yield securi-ties (e.g., PIMCO High Yield and Emerging Markets Bond Funds) are subject to substantial credit risk, while Funds that invest in higher quality securities (e.g., PIMCO Money Market and Long-Term U.S. Government Funds) are subject to less credit risk.

            Investments in Companies with Small Market Capitalizations Certain Underlying Stock Funds (in particular, PIMCO Opportunity, Small-Cap Growth, Micro-Cap Growth and Small-Cap Value Funds) invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in smaller, less seasoned companies may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with larger, more estab-lished companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition, their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

            Foreign Securities and Currencies Many Underlying Funds (in par-ticular, PIMCO International, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Global Bond, Foreign Bond and Emerging Markets Bond Funds) invest in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities de-nominated in foreign currencies (together, "foreign securities").
               Investing in foreign securities involves special risks not typ-
            ically associated with investing in U.S. securities. These risks include: differences in accounting, auditing and financial report-ing standards; generally higher commission

16   PIMCO Funds Asset Allocation Series

                                                             Prospectus
            rates on foreign portfolio transactions; higher custodial costs; the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities; the possibility of na-tionalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability; the possibility of unfavorable foreign economic factors; and greater price volatility.
               Certain Underlying Funds (in particular, PIMCO Structured
            Emerging Markets, Tax-Efficient Structured Emerging Markets and Emerging Markets Bond Funds) may invest in the securities of is-suers based in countries with developing or "emerging market" economies. These securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental in-volvement in the economy; less governmental supervision and regu-lation of the securities markets and participants in those mar-kets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavaila-bility of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it diffi-cult to engage in such transactions; the risk that it may be more difficult to obtain and/or enforce legal judgments in foreign ju-risdictions; and significantly smaller market capitalizations of emerging market issuers.

               Underlying Funds that invest in fixed income securities denomi-
            nated in foreign currencies or in foreign currencies and related derivative instruments (in particular, PIMCO Global Bond, Foreign Bond and Emerging Markets Bond Funds) and Underlying Funds that invest in equity securities traded principally in foreign curren-cies, may be adversely affected by changes in foreign currency ex-change rates. Those rates may fluctuate significantly over short periods of time for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or per-ceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) in January 1999 and its effect on the value of securities denominated in local European currencies. For a more complete dis-cussion of foreign currency risks (including those associated with the euro), please see "Investment Objectives and Policies--Foreign Currencies" in the Statement of Additional Information.

            Derivative Instruments The Underlying Funds (with the exception of PIMCO Money Market Fund) may (but are not required to) utilize a number of derivative instruments for risk management purposes or as part of their investment strategies. These include futures con-tracts, options contracts, options on futures contracts, forward contracts and swap agreements. Generally, derivatives are finan-cial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may re-late to stocks, bonds, interest rates, currencies or currency ex-change rates, commodities, and related indexes. For a description of the various derivative instruments that may be utilized by the Underlying Funds, please see "Investment Objectives and Policies" in the Statement of Additional Information.
               The use of derivatives instruments involves risks different from, or greater than, the risks associated with investing di-rectly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to the use of derivative instruments by the Underlying Funds.
               Management Risk Derivative products are highly specialized in-
            struments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
               Credit Risk The use of a derivative involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

               Liquidity Risk Liquidity risk exists when a particular deriva-
            tive instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is il-liquid (as is the case with many privately negotiated deriva-tives), it may not be possible to initiate a transaction or liqui-date a position at an advantageous time or price.
               Leverage Risk Because many derivatives have a leverage compo-
            nent, adverse changes in the value or level of the underlying as-set, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.
               Market and Other Risks Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to the invest-or's interest. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inabil-ity of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately nego-tiated derivatives, are complex and often valued subjectively. Im-proper valuations can result in increased cash payment require-ments to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. Consequently, an Underlying Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's in-vestment objective or risk management strategy. In addition, suit-able derivative transactions may not be available in all circum-stances and there can be no assurance that an Underlying Fund will engage in such transactions at any given time or from time to time.

            A Note on PIMCO StocksPLUS Fund While the objective of PIMCO StocksPLUS Fund is to achieve a total return which exceeds the to-tal return performance of the S&P 500, it does so by investing substantially all of its assets in a combination of equity-based derivative instruments and a portfolio of fixed income securities. Consequently, the risks of investing in the Fund include the risks of derivatives and the risks generally associated with the Under-lying Bond Funds. To the extent that the Fund invests in S&P 500 derivatives backed by a portfolio of fixed income securities, un-der certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declin-ing, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 stocks.

            Certain Other Miscellaneous Investment Practices In addition to investing in the securities listed above under "Primary Invest-ments," some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agree-ments and reverse repurchase agreements; purchase and sell securi-ties on a when-issued or delayed delivery basis; enter into for-ward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agree-ments; invest in foreign securities; and buy or sell foreign cur-rencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Portfolios are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see "In-vestment Objectives and Policies" in the Statement of Additional Information and the Underlying Fund Prospectuses, which are incor-porated herein by reference and are available free of charge by telephoning the Distributor at 1-800-426-0107.

            Performance Information

            From time to time the Trust may make available certain information about the performance of the Class A, Class B and Class C shares of some or all of the Portfolios. Information about a Portfolio's performance is based on that Portfolio's record to a recent date and is not intended to indicate future performance. Performance information is

PIMCO Funds Asset Allocation Series
            computed separately for each Portfolio's Class A, Class B and Class C shares in accordance with the formulas described below. Because Class B and Class C shares bear the expense of the distri-bution fee attending the deferred sales charge (Class B) and asset based sales charge (Class C) alternatives and certain other ex-penses, it is expected that, under normal circumstances, the level of performance of a Portfolio's Class B and Class C shares will be lower than that of the Portfolio's Class A shares, although an in-vestment in Class B or Class C shares is not reduced by the front-end sales charge generally applicable to an investment in Class A shares.
               The total return of Class A, Class B and/or Class C shares of all Portfolios may be included in advertisements or other written material. When a Portfolio's total return is advertised with re-spect to its Class A, Class B and/or Class C shares, it will be calculated for the past year, the past five years, and the past ten years (or if the Portfolio has been offered for a period shorter than one, five or ten years, that period will be substi-tuted) since the establishment of the Portfolio, as more fully de-scribed in the Statement of Additional Information. Total return for each class is measured by comparing the value of an investment in the Portfolio at the beginning of the relevant period (in the case of Class A shares, giving effect to the maximum initial sales charge) to the redemption value of the investment in the Portfolio at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value and giving effect to the deduction of the maximum CDSC which would be payable). Total return may be advertised using alternative methods that reflect all elements of return.
               Quotations of yield for a Portfolio or class will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day (or one-month) pe-riod (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.
               The Portfolios may also provide current distribution informa-
            tion to their shareholders in shareholder reports or other share-holder communications, or in certain types of sales literature provided to prospective investors. Current distribution informa-tion for a particular class of a Portfolio will be based on dis-tributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what a class of a Portfolio has declared and paid to shareholders as of the end of a specified period rather than the Portfolio's actual net investment income for that period.
               The Adviser may also report to shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Portfolios, and on its comparative performance or standing in relation to other money managers. Such comparative in-formation may be compiled or provided by independent ratings serv-ices or by news organizations. Any performance information, whether related to the Portfolios, the Adviser or an advisory af-filiate of the Adviser, should be considered in light of the Port-folios' investment objectives and policies, characteristics and quality of the Portfolios' investments, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved by the Portfolios in the future.
               Investment results of the Portfolios will fluctuate over time, and any representation of the Portfolios' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

            How to Buy Shares

            Class A, Class B and Class C shares of each Portfolio are continu-ously offered through the Trust's principal underwriter, PIMCO Funds Distributors LLC (the "Distributor"), and through other firms which have dealer agreements with the Distributor ("partici-pating brokers") or which have agreed to act as introducing bro-kers for the Distributor ("introducing brokers").
               There are two ways to purchase Class A, Class B or Class C shares: either 1) through your dealer or broker which has a dealer agreement with the Distributor; or 2) directly by mailing a PIMCO Funds account application (an


                                                         Prospectus

            "account application") with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the account application, the Distributor may act as deal-
            er).
               Each Portfolio currently offers and sells three classes of shares in this Prospectus (Class A, Class B and Class C). Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which, at the election of the purchaser, may be imposed ei-ther (i) at the time of the purchase in the case of Class A shares (the "initial sales charge alternative"), (ii) on a contingent de-ferred basis in the case of Class B shares (the "deferred sales charge alternative"), or (iii) by the deduction of an ongoing as-set based sales charge in the case of Class C shares (the "asset based sales charge alternative"). In certain circumstances, Class A and Class C shares are also subject to a CDSC. See "Alternative Purchase Arrangements." Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.
               All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a regular business day, are processed at that day's offering price. However, orders received by the Distributor from dealers or brokers after the of-fering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans, received by the Distributor prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole dis-cretion, may accept or reject any order for purchase of Portfolio shares. The sale of shares will be suspended during any period in which the Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Com-mission, when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Portfolios to dis-pose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securi-ties and Exchange Commission for the protection of investors.
               Except for purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, and tax-qualified and wrap programs referred to below under "Tax-Qualified Retirement Plans" and "Sales at Net Asset Value," the minimum initial investment in Class A, Class B or Class C shares of any Portfolio or other se-ries of the Trust or any series of PIMCO Funds: Pacific Investment Management Series is $2,500, and the minimum additional investment is $100 per Portfolio. For information about dealer commissions, see "Alternative Purchase Arrangements" below. Persons selling Portfolio shares may receive different compensation for selling Class A, Class B or Class C shares. Normally, Portfolio shares purchased through participating brokers are held in the investor's account with that broker. No share certificates will be issued un-less specifically requested in writing by an investor or broker-dealer.


Direct      Investors who wish to invest in Class A, Class B or Class C shares
Investment  of the Portfolios directly, rather than through a participating broker, may do so by opening an account with the Distributor. To open an account, an investor should complete the account applica-tion. All shareholders who open direct accounts with the Distribu-tor will receive from the Distributor individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Trust shares, including the total number of Trust shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter.
            See "Distributions" below. Information regarding direct investment or any other features or plans offered by the Trust may be ob-tained by calling the Distributor at 1-800-426-0107 or by calling your broker.

PIMCO Funds Asset Allocation Series

Purchase by Investors who wish to invest directly may send a check payable to
Mail PIMCO Funds Distributors LLC, along with a completed application form to:

                PIMCO Funds Distributors LLC

                P.O. Box 9688
                Providence, RI 02940-0926

               Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be con-verted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.


Subsequent  Subsequent purchases of Class A, Class B or Class C shares can be
Purchases   made as indicated above by mailing a check with a letter describ-
of          ing the investment or with the additional investment portion of a
Shares      confirmation statement. Except for subsequent purchases through the PIMCO Funds Auto-Invest plan, the PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase is $100 in any Port-folio. All payments should be made payable to PIMCO Funds Distrib-utors LLC and should clearly indicate the shareholder's account number. Checks should be mailed to the address above under "Pur-chase by Mail."


Tax-        The Distributor makes available retirement plan services and docu-
Qualified   ments for Individual Retirement Accounts (IRAs), including Roth
Retirement  IRAs, for which Boston Safe Deposit & Trust Company serves as
Plans       trustee and for IRA Accounts established with Form 5305-SIMPLE un-
            der the Internal Revenue Code of 1986, as amended (the "Code").
            These accounts include Simplified Employee Pension Plan (SEP) and
            Salary Reduction Simplified Employee Pension Plan (SAR/SEP) IRA accounts and prototype documents. In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This type of plan is available to employees of certain non-profit organiza-tions.
               The Distributor also makes available prototype documents for establishing Money Purchase and/or Profit Sharing plans and 401(k)
            Retirement Savings Plans. These prototype plans require certain minimum per participant account sizes and certain minimum aggre-gate investments in the Trust, but are not subject to the small account fees described below that will apply to other plans. In-vestors should call the Distributor at 1-800-426-0107 for further information about these plans and should consult with their own tax advisers before establishing any retirement plan. Investors who maintain their accounts with participating brokers should con-sult their broker about similar types of accounts that may be of-fered through the broker. The minimum initial investment for all tax-qualified plans (except for employer-sponsored plans, SIMPLE
            IRAs, SEPs and SAR/SEPs) is $1,000 per Portfolio and the minimum subsequent investment is $100. The minimum initial investment for employer-sponsored plans, SIMPLE IRAs, SEPs and SAR/SEPs and the minimum subsequent investment per Portfolio for all such plans is $50.


PIMCO Funds The PIMCO Funds Auto-Invest plan provides for periodic investments Auto-Invest into the shareholder's account with the Trust by means of auto-
            matic transfers of a designated amount from the shareholder's bank account. The minimum investment for eligibility in the PIMCO Funds Auto-Invest plan is $1,000 per Portfolio. Investments may be made monthly or quarterly, and may be in any amount subject to a mini-mum of $50 per month for each Portfolio in which shares are pur-chased through the plan. Further information regarding the PIMCO Funds Auto-Invest plan is available from the Distributor or par-ticipating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-In-vest application by calling the Distributor or your broker.


                                                             Prospectus

PIMCO Funds The PIMCO Funds Auto-Exchange plan establishes regular, periodic
Auto-       exchanges from one Portfolio to another Portfolio or other series
Exchange    of the Trust or PIMCO Funds: Pacific Investment Management Series
            which offers Class A, Class B or Class C shares. The plan provides for regular investments into a shareholder's account in a specific
            Portfolio by means of automatic exchanges of a designated amount from an account for another Portfolio or other series of the same class of shares and with identical account registration.
               Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Portfolio ac-count and of $50 for any existing Portfolio account for which shares are purchased through the plan. Further information regard-ing the PIMCO Funds Auto-Exchange plan is available from the Dis-tributor at 1-800-426-0107 or participating brokers. You may en-roll by completing an application which may be obtained from the Distributor or by telephone request at 1-800-426-0107. For more information on exchanges, see "Exchange Privilege."


PIMCO Funds PIMCO Funds Fund Link ("Fund Link") connects your Portfolio ac-
Fund Link   count with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described un-der "How to Redeem." Purchase transactions are effected by elec-tronic funds transfers from the shareholder's account at a U.S.
            bank or other financial institution that is an Automated Clearing
            House ("ACH") member. Investors may use Fund Link to make subse-quent purchases of shares in amounts from $50 to $10,000. To ini-tiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of re-ceipt of a Fund Link application by First Data Investor Services
            Group, Inc. (the "Transfer Agent"). The minimum investment by Fund
            Link is $50 per Portfolio. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regu-lar trading on the Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.
               Fund Link privileges must be requested on the account applica-
            tion. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See "Signature Guarantee" below. Such privileges apply to each shareholder of record for the account un-less and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link ap-plication signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Trust may rely on any telephone instructions believed to be genu-ine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Trust re-serves the right to amend, suspend or discontinue Fund Link privi-leges at any time without prior notice. Fund Link does not apply to shares held in broker "street name" accounts.


Signature   When a signature guarantee is called for, the shareholder should
Guarantee   have "Signature Guaranteed" stamped under his signature and guar-
            anteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associa-tions, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution").
            The Distributor reserves the right to reject any signature guaran-tee pursuant to its written signature guarantee standards or pro-cedures, which may be revised in the future to permit it to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. The Trust may change the signature guarantee require-ments from time to time upon notice to shareholders, which may be given by means of a new or supplemented Prospectus.


Account     Changes in registration or account privileges may be made in writ-
Registra-   ing to the Transfer Agent. Signature guarantees may be required.
tion        See "Signature Guarantee" above. All correspondence must include
Changes     the account number and must be sent to:

               PIMCO Funds Distributors LLC

               P.O. Box 9688
               Providence, RI 02940-0926

PIMCO Funds Asset Allocation Series

Small       Because of the disproportionately high costs of servicing accounts
Account     with low balances, a fee at an annual rate of $16, paid to PIMCO
Fee         Advisors, the Portfolios' administrator, will automatically be de-
            ducted from direct accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of each calendar quarter. The fee will be deducted in quarterly installments from accounts with balances below $2,500 except for Uniform Gift to Mi-nors, IRA, Roth IRA and Auto-Invest accounts, for which the limit is $1,000. Effective April 1, 1999, except for prototype plans de-scribed above, the fee will apply to employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs and SAR/SEPs. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any ac-count of a shareholder if the aggregate value of all of the share-holder's accounts is at least $50,000. No small account fee will be charged to employee and employee-related accounts of PIMCO Ad-visors and/or its affiliates.


Minimum     Due to the relatively high cost to the Portfolios of maintaining
Account     small accounts, you are asked to maintain an account balance of at
Size        least the amount necessary to open the type of account involved.
            If your balance is below such minimum for three months or longer, the Portfolios' administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close your ac-count after giving you 60 days in which to increase your balance.
            Your account will not be liquidated if the reduction in size is due solely to market decline in the value of your Portfolio shares or if the aggregate value of all your accounts in PIMCO Funds ex-ceeds $50,000.

            Alternative Purchase Arrangements

            The Trust offers investors three classes of shares in this Pro-spectus (Class A, Class B and Class C) which bear sales charges in different forms and amounts and which bear different levels of ex-penses. The alternative purchase arrangements offered in this Pro-spectus are designed to enable a retail investor to choose the method of purchasing Portfolio shares that is most beneficial to the investor based on all factors to be considered, which include: the amount and intended length of the investment; the particular Portfolio; and whether the investor intends to exchange shares for shares of other PIMCO Funds. Generally, when making an investment decision, investors should consider the anticipated life of an in-tended investment in the Portfolios, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares to Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

            Class A The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge appli-cable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the as-set based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspond-ingly higher dividends on a per share basis. However, because ini-tial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See "Initial Sales Charge Alternative--Class A Shares--Class A Deferred Sales Charge" below.

            Class B Class B shares might be preferred by investors who intend to invest in the Portfolios for longer periods and who do not in-tend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to

                                                             Prospectus

            Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, un-like Class C shares, Class B shares convert into Class A shares after the shares have been held for seven years. After the conver-sion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See "Deferred Sales Charge Alternative--Class B Shares" below. Class B shares are not available for purchase by employer sponsored retirement plans.

            Class C Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year and are subject to only a 1% CDSC during the first year. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to main-tain their investment in the Portfolios for long periods. See "As-set Based Sales Charge Alternative--Class C Shares" below.
               In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally "Initial Sales Charge Alternative--Class A Shares" and "Waiver of Contingent Deferred Sales Charges" below.
               The maximum single purchase of Class B shares of the Portfolios and other series of the Trust and PIMCO Funds: Pacific Investment Management Series accepted is $249,999. The maximum single pur-chase of Class C shares of the Portfolios and other series of the Trust and PIMCO Funds: Pacific Investment Management Series ac-cepted is $999,999. The Portfolios may refuse any order to pur-chase shares.
               For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B and Class C shares, see "Distributor and Distri-bution and Servicing Plans" below.

            Waiver of Contingent Deferred Sales Charges The CDSC applicable to Class A and Class C shares is currently waived for (i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or disability; (ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan; (iii) any complete redemption in connection with a distribution from a qual-ified employer retirement plan in connection with termination of employment or termination of the employer's plan and the transfer to another employer's plan or to an IRA (with the exception of a Roth IRA); (iv) any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, pro-vided the redemption is requested within one year of the death or initial determination of disability; (v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA (with the exception of a Roth IRA); (vi) up to 10% per year of the value of an account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan; (vii) redemptions by Trustees, officers and employees of the Trust, and by directors, officers and employees of the Distributor and the Adviser; (viii) redemptions effected pursuant to a Portfolio's right to involun-tarily redeem a shareholder's account if the aggregate net asset value of shares held in such shareholder's account is less than a minimum account size specified in such Portfolio's prospectus;
            (ix) involuntary redemptions caused by operation of law; (x) re-demption of shares of any Portfolio that is combined with another Portfolio or other series of the Trust or another investment com-pany, or a personal holding company by virtue of a merger, acqui-sition or other similar reorganization transaction; (xi) redemp-tions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases; (xii) redemptions effected by trustees or

PIMCO Funds Asset Allocation Series
            other fiduciaries who have purchased shares for employer sponsored plans, the trustee, administrator, fiduciary, broker, trust com-pany or registered investment adviser for which has an agreement with the Distributor with respect to such purchases; or (xiii) re-demptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution.
               The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:
            (a) in connection with required minimum distributions to IRA ac-count owners or to plan participants or beneficiaries who are age 70 1/2 or older; (b) following death or disability (as defined in the Code) of a shareholder (including one who owns the shares as joint tenant with his or her spouse) from an account in which the deceased or disabled is named, provided the redemption is re-quested within one year of the death or initial determination of disability; and (c) up to 10% per year of the value of an account which (i) has a value of at least $100,000 at the start of such year and (ii) is subject to an Automatic Withdrawal Plan. See "How to Redeem--Automatic Withdrawal Plan."
               The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certifica-tion by plan administrators, applicable tax forms, death certifi-cates, physicians' certificates, etc.

                                                             Prospectus

Initial
Sales
Charge
Alternative
--
Class A
Shares Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under "Class A Deferred Sales Charge," certain investors that purchase $1,000,000 or more of any Portfolio's Class A shares (and thus pay no initial sales charge) may be sub-ject to a 1% CDSC if they redeem such shares during the first 18 months after their purchase.


                 90/10 Portfolio and 60/40 Portfolio

                                                                  Discount or
                                   Sales Charge as Sales Charge   Commission to
              Amount of            % of Net        as % of Public Dealers as % of
              Purchase             Amount Invested Offering Price Public Offering Price
              -------------------------------------------------------------------------
              $0 - $49,999         5.82%           5.50%          4.75%
              -------------------------------------------------------------------------
              $50,000 - $99,999    4.71%           4.50%          4.00%
              -------------------------------------------------------------------------
              $100,000 - $249,999  3.63%           3.50%          3.00%
              -------------------------------------------------------------------------
              $250,000 - $499,999  2.56%           2.50%          2.00%
              -------------------------------------------------------------------------
              $500,000 - $999,999  2.04%           2.00%          1.75%
              -------------------------------------------------------------------------
              $1,000,000+          0.00%(/1/)      0.00%(/1/)     0.75%(/2/)

              30/70 Portfolio

                                                                  Discount or
                                   Sales Charge as Sales Charge   Commission to
              Amount of            % of Net        as % of Public Dealers as % of
              Purchase             Amount Invested Offering Price Public Offering Price
              -------------------------------------------------------------------------
              $0 - $49,999         4.71%           4.50%          4.00%
              -------------------------------------------------------------------------
              $50,000 - $99,999    4.17%           4.00%          3.50%
              -------------------------------------------------------------------------
              $100,000 - $249,999  3.63%           3.50%          3.00%
              -------------------------------------------------------------------------
              $250,000 - $499,999  2.56%           2.50%          2.00%
              -------------------------------------------------------------------------
              $500,000 - $999,999  2.04%           2.00%          1.75%
              -------------------------------------------------------------------------
              $1,000,000+          0.00%(/1/)      0.00%(/1/)     0.50%(/2/)

           1.As shown, investors that purchase more than $1,000,000 of any Portfolio's Class A shares will not pay any initial sales charge on such purchase. However, purchasers of $1,000,000 or more of Class A shares (other than those purchasers described below under "Sales at Net Asset Value" where no commission is paid) will be subject to a CDSC of 1% if such shares are redeemed during the first 18 months after such shares are purchased unless such pur-chaser is eligible for a waiver of the CDSC as described under "Waiver of Contingent Deferred Sales Charges" above. See "Class A Deferred Sales Charge" below.
           2.The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares (or who sell Class A shares at net asset value to certain employer-sponsored plans as outlined in "Sales at Net Asset Value" below) of the 90/10 Portfolio and the 60/40 Portfolio according to the follow-ing schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over
             $5,000,000; and of the 30/70 Portfolio according to the following schedule: 0.50% of the first $2,000,000, and 0.25% of amounts over $2,000,000.

                 Each Portfolio receives the entire net asset value of its Class A shares purchased by investors. The Distributor receives the sales charge shown above less any applicable discount or commis-sion "reallowed" to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Portfolio during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Portfolios purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor. From time to time, the Distribu-tor, its parent and/or its affiliates may make additional payments to one or more participating brokers based upon factors such as the level of sales or the length of time clients' assets have re-mained in the Trust.
               Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

PIMCO Funds Asset Allocation Series

               Under the circumstances described below, investors may be enti-
            tled to pay reduced sales charges for Class A shares.

            Combined Purchase Privilege Investors may qualify for a reduced sales charge by combining purchases of the Class A shares of one or more Portfolios or other series of the Trust or PIMCO Funds:
            Pacific Investment Management Series which offer Class A shares (together, "eligible PIMCO Funds") into a "single purchase," if the resulting purchase totals at least $50,000. The term "single purchase" refers to:
                (i) a single purchase by an individual, or concurrent pur-
                    chases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the eligible PIMCO Funds for his, her or their own account;
                (ii) a single purchase by a trustee or other fiduciary pur-
                     chasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or
                (iii) a single purchase for the employee benefit plans of a single employer.
               For further information, call the Distributor at 1-800-426-0107 or your broker.

            Cumulative Quantity Discount (Right of Accumulation) A purchase of additional Class A shares of any eligible PIMCO Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:
                (i) the investor's current purchase;
                (ii) the value (at the close of business on the day of the current purchase) of all Class A shares of any eligible PIMCO Fund held by the investor computed at the maximum offering price; and
                (iii) the value of all shares described in paragraph (ii)
                      owned by another shareholder eligible to be combined with the investor's purchase into a "single purchase" as defined above under "Combined Purchase Privilege."
               For example, if you owned Class A shares of the 90/10 Portfolio worth $25,000 at the current maximum offering price and wished to purchase Class A shares of the 60/40 Portfolio worth an additional $30,000, the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the 90/10 Portfolio, rather than the 5.50% rate.

            Letter of Intent An investor may also obtain a reduced sales charge by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any eligible PIMCO Fund(s). Each pur-chase of shares under a Letter of Intent will be made at the pub-lic offering price or prices applicable at the time of such pur-chase to a single transaction of the dollar amount indicated in the Letter. At the investor's option, a Letter of Intent may in-clude purchases of Class A shares of any eligible PIMCO Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be in-cluded and the sales charge on any purchases prior to the Letter will not be adjusted.
               Investors qualifying for the Combined Purchase Privilege de-
            scribed above may purchase shares of the eligible PIMCO Funds un-der a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Portfolio, you and your spouse each purchase Class A shares of the 90/10 Portfolio worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Portfolios to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an invest-ment of $100,000 in any of the Portfolios).
               A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Let-ter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount in-dicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash


                                                             Prospectus
            or reinvested in additional eligible PIMCO Fund shares, are not subject to escrow. When the full amount indicated has been pur-chased, the escrow will be released. If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Portfolio, you should complete the appropriate portion of the account application. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any bro-ker participating in this program.

            Reinstatement Privilege A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any por-tion of the redemption proceeds in Class A shares of any eligible PIMCO Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See "How Net Asset Value is Determined." A reinstatement pursuant to this priv-ilege will not cancel the redemption transaction and, consequent-ly, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Portfolio within 30 days. The reinstatement privilege may be utilized by a share-holder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connec-tion with transactions whose sole purpose is to transfer a share-holder's interest in a Portfolio to his Individual Retirement Ac-count or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor's broker.

            Sales at Net Asset Value Each Portfolio may sell its Class A shares at net asset value without a sales charge to (a) current or retired officers, trustees, directors or employees of the Trust, the Adviser or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale, (b) current or retired trustees of PIMCO Funds: Pacific Investment Management Series, (c) current registered representatives and other full-time employees of participating brokers or such persons' spouses or for trust or custodial accounts for their minor children, (d) trustees or other fiduciaries purchasing shares for certain plans sponsored by em-ployers, professional organizations or associations or charitable organizations, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases (in-cluding provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses pur-chasing for their account(s) or IRAs (with the exception of Roth
            IRAs), (e) participants investing through accounts known as "wrap accounts" established with brokers or dealers approved by the Dis-tributor where such brokers or dealers are paid a single, inclu-sive fee for brokerage and investment management services, (f) client accounts of broker-dealers or registered investment advis-ers affiliated with such broker-dealers with which the Distributor has an agreement for the use of PIMCO Funds: Multi-Manager Series in particular investment products or programs, and (g) accounts for which a trust company affiliated with the Trust or the Adviser serves as trustee or custodian. As described above, the Distribu-tor will not pay any initial commission to dealers upon the sale of Class A shares to the purchasers described in this paragraph except for sales to purchasers described under (d) in this para-graph.

            Notification of Distributor An investor or participating broker must notify the Distributor whenever a quantity discount or re-duced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of pur-chase to verify that each purchase qualifies for the privilege or discount. Upon such notification, the investor will receive the lowest applicable sales charge. The quantity discounts described above may be modified or terminated at any time.

            Class A Deferred Sales Charge For all Portfolios, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC (the "Class A CDSC") if such shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply to in-vestors purchasing $1,000,000 or more of any Portfolio's Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under "Sales at Net Asset Value" above.

PIMCO Funds Asset Allocation Series

               For purchases subject to the Class A CDSC, a 1% CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is de-rived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that Class A shares acquired through the reinvestment of dividends and distributions are re-deemed first, and thereafter that Class A shares that have been held by an investor for the longest period of time are redeemed first.
               The Class A CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

            Participating Brokers Investment dealers and other financial in-termediaries provide varying arrangements for their clients to purchase and redeem Portfolio shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients' return. Firms also may hold Portfolio shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trust's transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may ob-tain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with re-spect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their cli-ents' accounts for servicing including, without limitation, trans-fers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and dis-bursement of cash dividends. This Prospectus should be read in connection with such firms' material regarding their fees and services.


Deferred    Class B shares are sold at their current net asset value without
Sales       any initial sales charge. The full amount of an investor's pur-
Charge      chase payment will be invested in shares of the Portfolio(s) se-
Alternative lected. A CDSC will be imposed on Class B shares if an investor
-- Class B  redeems an amount which causes the current value of the investor's
Shares      account for a Portfolio to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is im-posed if the shares redeemed have been acquired through the rein-vestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the ac-count above the amount of purchase payments subject to the CDSC.
               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


               Year Since Purchase   Percentage Contingent
               Payment was Made      Deferred Sales Charge
               ===========================================
               First                   5
               -------------------------------------------
               Second                  4
               -------------------------------------------
               Third                   3
               -------------------------------------------
               Fourth                  3
               -------------------------------------------
               Fifth                   2
               -------------------------------------------
               Sixth                   1
               -------------------------------------------
               Seventh                 0*

            *After the seventh year, Class B shares convert into Class A shares as described below.


                                                             Prospectus

               In determining whether a CDSC is payable, it is assumed that the purchase payment from which a redemption is made is the earli-est purchase payment from which a redemption or exchange has not already been fully effected.
               The following example will illustrate the operation of the
            Class B CDSC:
               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Portfolio and that six months later the value of the investor's account for that Portfo-lio has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Portfolio ($11,000 minus $10,000) without incur-ring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the in-vestor's account for the Portfolio was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.
               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder's account with the particular Portfo-lio are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.
               Class B shares are subject to higher distribution fees than
            Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of each Portfolio automatically convert into Class A shares after they have been held for seven years.
               For sales of Class B shares made and services rendered to Class
            B shareholders, the Distributor intends to make payments to par-ticipating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Portfo-lios. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participat-ing brokers an additional amount of up to .50% of the purchase price on sales of Class B shares of all or selected Portfolios purchased to each participating broker which obtains purchase or-ders in amounts exceeding thresholds established from time to time by the Distributor.
               The Class B CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.


Asset Based Class C shares are sold at their current net asset value without
Sales       any initial sales charge. A CDSC is imposed on Class C shares if
Charge      an investor redeems an amount which causes the current value of
Alternative the investor's account for a Portfolio to fall below the total
-- Class C  dollar amount of purchase payments subject to the CDSC, except
Shares      that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distribu-tions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor's purchase payments are invested in shares of the Portfolio(s) selected.
               Whether a CDSC is imposed and the amount of the CDSC will de-
            pend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are sub-ject to the CDSC according to the following schedule:


               Year Since Purchase   Percentage Contingent
               Payment was Made      Deferred Sales Charge
               ===========================================
               First                   1
               -------------------------------------------
               Thereafter              0


                  In determining whether a CDSC is payable, it is assumed that the purchase payment from which the redemption is made is the ear-liest purchase payment (from which a redemption or exchange has not already been effected).


PIMCO Funds Asset Allocation Series

               The following example will illustrate the operation of the
            Class C CDSC:
               Assume that an individual opens an account and makes a purchase payment of $10,000 for Class C shares of a Portfolio and that six months later the value of the investor's account for that Portfo-lio has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Portfolio ($11,000 minus $10,000) without incur-ring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the in-vestor's account for the Portfolio was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.
               In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class C shares in the shareholder's account with the particular Portfo-lio are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Portfolios.
               Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the share-holder purchases Class C shares, of 1.00% (representing .75% dis-tribution fees and .25% servicing fees) of the purchase amount for all Portfolios. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain em-ployer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. Dur-ing such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to .50% of the purchase price on sales of Class C shares of all or selected Portfolios purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds estab-lished from time to time by the Distributor.
               The Class C CDSC is currently waived in connection with certain redemptions as described above under "Alternative Purchase Ar-rangements--Waiver of Contingent Deferred Sales Charges." For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

            Exchange Privilege

            A shareholder may exchange Class A, Class B and Class C shares of any Portfolio for the same Class of shares of any other Portfolio or other series of the Trust in an account with identical regis-tration on the basis of their respective net asset values. Class A, Class B and Class C shares of each Portfolio may also be ex-changed for shares of the same class of a series of PIMCO Funds:
            Pacific Investment Management Series. There are currently no ex-change fees or charges. All exchanges, including exchanges from a Portfolio into another series of the Trust or of PIMCO Funds: Pa-cific Investment Management Series, are subject to the $2,500 min-imum initial purchase requirement for each Portfolio, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

               Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to PIMCO Funds Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926 or, un-less the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Dis-tributor at 1-800-426-0107. The Trust will employ reasonable pro-cedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identification prior to act-ing on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone in-structions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in regis-tration information or account privileges may be made in writing to the Transfer Agent, First Data Investor


                                                             Prospectus

            Services Group, Inc., Inc., P.O. Box 9688, Providence, RI 02940-0926, or by use of forms which are available from the Distributor. A signature guarantee is required. See "How to Buy Shares--Signa-ture Guarantee." Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on any day the Exchange is open (generally weekdays other than normal holidays). The Trust reserves the right to refuse exchange purchases if, in the judg-ment of the Adviser, the purchase would adversely affect the Port-folio and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Portfolio.

               Currently, the Trust limits the number of "round trip" ex-
            changes an investor may make. An investor makes a "round trip" ex-change when the investor purchases shares of a particular Portfo-lio, subsequently exchanges those shares for shares of a different Portfolio or other PIMCO Fund and then exchanges back into the originally purchased Portfolio. The Trust has the right to refuse any exchange for any investor who completes (by making the ex-change back into the shares of the originally purchased Portfolio) more than six round trip exchanges in any twelve-month period. Al-though the Trust has no current intention of terminating or modi-fying the exchange privilege other than as set forth in the pre-ceding sentence, it reserves the right to do so at any time. Ex-cept as otherwise permitted by Securities and Exchange Commission regulations, the Trust will give 60 days' advance notice to share-holders of any termination or material modification of the ex-change privilege. For further information about exchange privi-leges, contact your participating broker or call the Distributor at 1-800-426-0107.
               With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Portfolio, any portion of the investment attributable to capital appreciation and/or reinvested dividends or capital gains distributions will be exchanged first, and thereafter any portions exchanged will be from the earliest investment made in the Portfo-lio from which the exchange was made. Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.
               Investors may also select the PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further infor-mation on automatic exchanges, see "How to Buy Shares--PIMCO Funds Auto-Exchange" above.

            How to Redeem

            Class A, Class B or Class C shares may be redeemed through a par-ticipating broker, by telephone, by submitting a written redemp-tion request directly to the Transfer Agent (for non-broker ac-counts), or through an Automatic Withdrawal Plan or PIMCO Funds Fund Link.

               A CDSC may apply to a redemption of Class A, Class B or Class C shares. See "Alternative Purchase Arrangements" above. Shares are redeemed at their net asset value next determined after a proper redemption request has been received, less any applicable CDSC. There is no charge by the Distributor (other than an applicable
            CDSC) with respect to a redemption; however, a participating bro-ker who processes a redemption for an investor may charge custom-ary commissions for its services. Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a regular business day and received by the Distributor prior to the close of the Distributor's business day will be con-firmed at the net asset value effective as of the closing of the Exchange on that day, less any applicable CDSC.


Direct
Redemption  A shareholder's original account application permits the share-
            holder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemp-tions) and to elect one or more of the additional redemption pro-cedures described below. A shareholder may change the instructions indicated on his original account application, or may request ad-ditional redemption options, only by transmitting a written direc-tion to the

PIMCO Funds Asset Allocation Series

            Transfer Agent. Requests to institute or change any of the addi-
            tional redemption procedures will require a signature guarantee.
               Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or
            Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption pro-ceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.


Written
Requests To redeem shares in writing (whether or not represented by certif-icates), a shareholder must send the following items to the Trans-fer Agent, First Data Investor Services Group, Inc., P.O. Box 9688, Providence, RI 02940-0926:
                (1) a written request for redemption signed by all registered owners exactly as the account is registered on the Trans-fer Agent's records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;
                (2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share cer-tificate or accompanying stock power, if required, as de-scribed under "How to Buy Shares--Signature Guarantee";
                (3) any share certificates issued for any of the shares to be redeemed (see "Certificated Shares" below); and
                (4) any additional documents which may be required by the
                    Transfer Agent for redemption by corporations, partner-ships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of rec-ord.

               Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all shareholders of record for the account, to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. This redemption option does not apply to shares held in broker "street name" accounts.
               If the proceeds of the redemption (i) exceed $50,000, (ii) are to be paid to a person other than the record owner, (iii) are to be sent to an address other than the address of the account on the Transfer Agent's records, or (iv) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemp-tion request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the adminis-trator for which has an agreement with the Distributor.


Telephone   The Trust accepts telephone requests for redemption of
Redemptions uncertificated shares for amounts up to $50,000 within any seven calendar day period, except for investors who have specifically declined telephone redemption privileges on the account applica-tion or elected in writing not to utilize telephone redemptions.
            The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guaran-tee. See "How to Buy Shares--Signature Guarantee." Telephone re-demptions will not be accepted during the 30-day period following any change in an account's record address. This redemption option does not apply to shares held in broker "street name" accounts.
               By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be li-able for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his ac-count if the Trust reasonably believes the instructions to be gen-uine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. The Trust may accept telephone


                                                             Prospectus
            redemption instructions from any person identifying himself as the owner of an account or the owner's broker where the owner has not declined in writing to utilize this service. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to un-authorized or fraudulent instructions if it fails to employ such procedures. The Trust will require a form of personal identifica-tion prior to acting on a caller's telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

               A shareholder making a telephone redemption should call the
            Distributor at 1-800-426-0107 and state (i) the name of the share-holder as it appears on the Transfer Agent's records, (ii) his ac-count number with the Trust, (iii) the amount to be withdrawn and
            (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange that day. If the redemption request is received after the close of the Exchange, the redemp-tion is effected on the following Trust business day at that day's net asset value and the proceeds are usually sent to the investor on the second following Trust business day. The Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under "Written Requests" above. Telephone communications may be recorded by the Distributor or the Transfer Agent.


Fund Link
Redemptions If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link ap-plication by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under "Telephone Redemptions," the Distributor, the Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsi-ble to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third busi-ness day. If the redemption request is received after the close of regular trading on the Exchange, the redemption is effected on the following business day. Shares purchased by check may not be re-deemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to re-deem shares held in certificated form.

               Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See "How to Buy Shares-- Signature Guarantee." See "How to Buy Shares--PIMCO Funds Fund Link" for information on establishing the Fund Link privilege. The Trust may terminate the Fund Link program at any time without no-tice to shareholders. This redemption option does not apply to shares held in broker "street name" accounts.


PIMCO Funds
Automated   PIMCO Funds Automated Telephone System ("ATS") is an automated
Telephone   telephone system that enables shareholders to perform a number of
System      account transactions automatically using a touch-tone telephone.
            ATS may be used on already- established Portfolio accounts after you obtain a Personal Identification Number (PIN) by calling the special ATS number: 1-800-223-2413.
            Purchasing Shares. You may purchase shares in amounts up to $100,000 by telephone by calling 1-800-223-2413. You must have es-tablished ATS privileges to link your bank account with the Port-folio to pay for these purchases.
            Exchanging Shares. With the PIMCO Funds Exchange Privilege, you can exchange shares automatically by telephone from your Fund Link
            Account to another PIMCO Funds account you have already estab-lished by calling 1-800-223-2413. Please refer to "Exchange Privi-lege" for details.

PIMCO Funds Asset Allocation Series

             Redemptions. You may redeem shares by telephone automatically by calling 1-800-223-2413 and the Portfolio will send the proceeds directly to your Portfolio bank account. Please refer to "How to Redeem" for details.


Expedited    If a shareholder has given authorization for expedited wire re-
Wire         demption, shares can be redeemed and the proceeds sent by federal
Transfer     wire transfer to a single previously designated bank account. Re-
Redemptions  quests received by the Trust prior to the close of the Exchange will result in shares being redeemed that day at the next deter-mined net asset value (less any CDSC) and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system.
             Delivery of the proceeds of a wire redemption request may be de-layed by the Trust for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authoriza-tion is on file, the Trust will honor requests by any person iden-tifying himself as the owner of an account or the owner's broker by telephone at 1-800-426-0107 or by written instructions. The
             Trust cannot be responsible for the efficiency of the Federal Re-serve wire system or the shareholder's bank. The Trust does not currently charge for wire transfers. The shareholder is responsi-ble for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Trust reserves the right to change this minimum or to terminate the wire redemption privi-lege. Shares purchased by check may not be redeemed by wire trans-fer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be autho-rized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form.
             To change the name of the single bank account designated to re-ceive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to PIMCO Funds Distributors
             LLC, P.O. Box 9688, Providence, RI 02940-0926. See "How to Buy
             Shares--Signature Guarantee." This redemption option does not ap-ply to shares held in broker "street name" accounts.


Certificated To redeem shares for which certificates have been issued, the cer-
Shares tificates must be mailed to or deposited with the Trust, duly en-dorsed or accompanied by a duly endorsed stock power or by a writ-ten request for redemption. Signatures must be guaranteed as de-scribed under "How to Buy Shares--Signature Guarantee." Further documentation may be requested from institutions or fiduciary ac-counts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners"). The redemption request and stock power must be signed exactly as the account is regis-tered, including indication of any special capacity of the regis-tered owner.


Automatic    An investor who owns or buys shares of a Portfolio having a net
Withdrawal   asset value of $10,000 or more may open an Automatic Withdrawal
Plan         Plan and have a designated sum of money (not less than $100 per
             Portfolio) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropri-ate section of the account application or you may obtain an Auto-matic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the ac-count is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See "How to Buy
             Shares--Signature Guarantee." Class A, Class B and Class C shares of any Portfolio are deposited in a plan account and all distribu-tions are reinvested in additional shares of the particular class of the Portfolio at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See
             "Alternative Purchase Arrangements--Waiver of Contingent Deferred
             Sales Charges."
                Redemptions for the purpose of withdrawals are ordinarily made on the business day preceding the day of payment at that day's closing net asset value and checks are mailed on the day of pay-ment selected by the shareholder. The Transfer Agent may acceler-ate the redemption and check mailing date by one day to avoid weekend delays. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fidu-ciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they


                                                             Prospectus
            cannot be considered a guaranteed annuity or actual yield of in-come to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Port-folio would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Portfolio while an Automatic Withdrawal Plan is in effect for that Portfolio is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Portfolio (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.
               Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own finan-cial advisors whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.


Redemptions The Trust agrees to redeem shares of each Portfolio solely in cash in Kind up to the lesser of $250,000 or 1% of the Portfolio's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust re-serves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. When shares are redeemed in kind, the redeeming shareholder may incur transaction costs upon the disposition of the securities received in the distribution.

            Distributor and Distribution and Servicing Plans

            PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of the Adviser, is the principal underwriter of the Trust's shares and in that connection makes distribution and ser-vicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries in connection with the sale of Class B and Class C shares and servicing payments to participating brokers, certain banks and other financial inter-mediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Dis-tributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, partici-pating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year's distribu-tion and servicing fee is generally paid at the time of sale.
               Pursuant to a Distribution Agreement with the Trust, with re-
            spect to each Portfolio's Class A, Class B and Class C shares, the Distributor bears various other promotional and sales related ex-penses, including the cost of printing and mailing prospectuses to persons other than current shareholders. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

            Class A Servicing Fees As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of .25% (calcu-lated as a percentage of each Portfolio's average daily net assets attributable to Class A shares).

            Class B and Class C Distribution and Servicing Fees As compensa-tion for services rendered and expenses borne by the Distributor in connection with the distribution of Class B and Class C shares of the Trust, and in connection with personal services rendered to Class B and Class C shareholders of the Trust and the maintenance of Class B and Class C shareholder accounts, the Trust pays the Distributor servicing and distribution fees up to the annual rates set


PIMCO Funds Asset Allocation Series
            forth below (calculated as a percentage of each Portfolio's aver-age daily net assets attributable to Class B and Class C shares, respectively):


                                Servicing Distribution
                                Fee       Fee
                ======================================
                All Portfolios  .25%      .75%


               The Class A servicing fees and Class B and Class C distribution and servicing fees paid to the Distributor are made under Distri-bution and Servicing Plans adopted pursuant to Rule 12b-l under the Investment Company Act of 1940, as amended (the "1940 Act"), and are of the type known as "compensation" plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Distribution and Servicing Plans, the fees are payable to compensate the Distributor for services ren-dered even if the amount paid exceeds the Distributor's expenses.

               The distribution fee applicable to Class B and Class C shares may be spent by the Distributor on any activities or expenses pri-marily intended to result in the sale of Class B or Class C shares, respectively, including compensation to, and expenses (in-cluding overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or in-troducing brokers who engage in distribution of Class B or Class C shares, printing of prospectuses and reports for other than exist-ing Class B or Class C shareholders, advertising, and preparation, printing and distribution of sales literature. The servicing fee, applicable to Class A, Class B and Class C shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder ac-counts, including compensation to, and expenses (including tele-phone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries who aid in the processing of purchase or redemption requests or the processing of dividend pay-ments, who provide information periodically to shareholders show-ing their positions in a Portfolio's shares, who forward communi-cations from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders' needs, who re-spond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribu-tion and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

               Many of the Distributor's sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B or Class C shares of any Portfolio may indirectly support sales and servicing efforts relating to other shares of the same class of the Portfolios or other series of the Trust. In reporting its ex-penses to the Trustees, the Distributor itemizes expenses that re-late to the distribution and/or servicing of a single Portfolio's shares, and allocates other expenses among the Portfolios and other series of the Trust based on their relative net assets. Ex-penses allocated to each Portfolio are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following per-centages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:


            All Portfolios

                               Servicing Distribution
                               Fee       Fee
                =====================================
                Class A        .25%      N/A
                -------------------------------------
                Class B (/1/)  .25%      None
                -------------------------------------
                Class C (/2/)  .25%      .65%

            1. Payable only with respect to shares outstanding for one year or more.
            2. Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.


                                                             Prospectus

               The Distributor may from time to time pay additional cash bo-
            nuses or other incentives to selected participating brokers in connection with the sale or servicing of Class A, Class B and Class C shares of the Portfolios. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified min-imum dollar amount of the shares of a Portfolio and/or all of the Portfolios or other series of the Trust together, or a particular class of shares, during a specific period of time. The Distributor currently expects that such additional bonuses or incentives will not exceed .50% of the amount of any sale. In its capacity as ad-ministrator for the Portfolios, PIMCO Advisors may pay participat-ing brokers and other intermediaries for sub-transfer agency and other services.
               If in any year the Distributor's expenses incurred in connec-
            tion with the distribution of Class B and Class C shares and, for Class A, Class B and Class C shares, in connection with the ser-vicing of shareholders and the maintenance of shareholder ac-counts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Dis-tribution and Servicing Plan with respect to such class of shares continues to be in effect in some later year when the distribution and/or servicing fees exceed the Distributor's expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Distribution and Servicing Plan terminates.
               From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B and Class C shares of the Portfolios, and in connection with the servicing of Class A, Class B and Class C shareholders of the Portfolios and the maintenance of Class A, Class B and Class C shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor.

            How Net Asset Value Is Determined

            The net asset values of Class A, Class B and Class C shares of each Portfolio of the Trust will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Ex-change. Net asset value will not be determined on days on which the Exchange is closed.
               The market values of the shares of the Underlying Funds held by the Portfolios are determined once each Business Day in the same manner as the net asset values of the Portfolios' shares are de-termined as described below.
               Each Portfolio's liabilities are allocated among its classes.
            The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Portfolio's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Class B and Class C shares of the Portfolios that do not declare regular income dividends on a daily basis may be lower than the per share net asset value of the Class A shares as a re-sult of the daily expense accruals of the distribution fee appli-cable to the Class B and Class C shares. Generally, for Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual dif-ferential between a particular Portfolio's classes.

            Distributions

            Shares begin earning dividends on the day after the date that funds are received by the Trust for the purchase of Class A, Class B and Class C shares. Net investment income from interest and div-idends, if any, will be declared and paid to shareholders of rec-ord at least monthly by the 30/70 Portfolio, at least quarterly by the 60/40 Portfolio and at least annually by the 90/10 Portfolio. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently.
               All dividends and/or distributions will be paid in the form of additional shares of the class of shares of the Portfolio to which the dividends and/or distributions relate or, at the election of the shareholder, of another series of the Trust or PIMCO Funds:
            Pacific Investment Management Series as described below, at net asset value, unless the shareholder elects to receive cash (either paid to shareholders directly or credited to their account with their participat-



PIMCO Funds Asset Allocation Series
            ing broker). If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distributions will automati-cally be invested in PIMCO Money Market Fund until such share-holder is located. Dividends paid by each Portfolio with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are ex-pected to be lower than dividends on Class A shares as a result of the distribution fee applicable to Class B and Class C shares. There are no sales charges on reinvested dividends.

               Class A, Class B and Class C shareholders of the Portfolios may elect to invest dividends and/or distributions paid by any Portfo-lio in shares of the same class of any other series of the Trust or PIMCO Funds: Pacific Investment Management Series which offers such class of shares at net asset value. The shareholder must have an account existing in the PIMCO series selected for investment with the identical registered name and address and must elect this option on the account application, on a form provided for that purpose or by a telephone request to the Distributor at 1-800-426-0107. For further information on this option, contact your broker or call the Distributor at 1-800-426-0107.

            Taxes

            Each Portfolio intends to qualify as a regulated investment com-pany annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Portfolio generally will not pay federal in-come tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

               Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Portfolio, regardless of whether received in cash or reinvested in additional shares. Dis-tributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions de-rived from short-term gains will be treated as ordinary income. Dividends designated by a Portfolio as capital gain dividends de-rived from the Portfolio's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain (generally subject to a 20% tax rate for shareholders who are in-dividuals) except as provided by an applicable tax exemption. Any distributions that are not from a Portfolio's net investment in-come or net capital gain may be characterized as a return of capi-tal to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Portfolio will advise shareholders annually of the amount and nature of the dividends paid to them.
               Taxable shareholders should note that the timing of their in-
            vestment or redemptions could have undesirable tax consequences. Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distribu-tions are likely to occur in respect of shares purchased at a time when the Portfolio's net asset value reflects gains that are ei-ther unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Portfolio's net asset value also reflects unrealized losses.
               A Portfolio's use of a fund-of-funds structure could affect the amount, timing and character of distributions to shareholders. See "Taxation" in the Statement of Additional Information.
               The preceding discussion relates only to federal income tax;
            the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws

                                                             Prospectus
            to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Portfo-lio, see the Statement of Additional Information.

            Management of the Portfolios

            The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Addi-tional Information under the heading "Management of the Trust."


Investment  PIMCO Advisors serves as investment adviser to the Portfolios pur-
Adviser suant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advisors provides investment management and advisory serv-ices to private accounts of institutional and individual clients and to mutual funds. Total assets under management by PIMCO Advi-sors and its subsidiary partnerships as of December 31, 1998 were approximately $244.2 billion.

               The general partners of PIMCO Advisors are PIMCO Partners, G.P.
            and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware lim-ited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a Califor-nia limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO Advisors is governed by a Management Board, which exer-cises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of di-rectors. PIMCO Advisors' address is 800 Newport Center Drive, New-port Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the Securities and Exchange Commission.

               PIMCO Advisors' Asset Allocation Committee is responsible for determining how the Portfolios' assets are allocated and reallo-cated from time to time among the Underlying Funds. Individuals who determine general investment advice and constitute the Asset Allocation Committee for PIMCO Advisors are William D. Cvengros, Timothy R. Clark, Robert S. Venable and David Young.
               William D. Cvengros is the Chief Executive Officer, President
            and a Member of the Management Board of PIMCO Advisors and a Trustee of the Trust. He was formerly President of the Trust and a Director and the Vice Chairman and Chief Investment Officer of Pa-cific Life Insurance Company. He received a B.A. in Economics from the University of Notre Dame and an M.B.A. from Northwestern Uni-versity and he is a Chartered Financial Analyst. Timothy R. Clark is a Vice President of PIMCO Advisors and a Senior Vice President of the Distributor. He previously served as President of Katonah Capital Management, Inc. Prior to that, he was with Zweig Advisors Inc. and its affiliates serving in various capacities, including portfolio manager for various open- and closed-end funds. He re-ceived a B.A. in Economics from Harvard University and an M.B.A. from New York University. Robert S. Venable is a Vice President of PIMCO Advisors. He previously served as a Vice President and port-folio manager at Pacific Investment Management. Mr. Venable has a B.S. from the University of California, Berkeley and an M.B.A. from the Wharton School of Business and he is a Chartered Finan-cial Analyst. David Young is a Vice President in Account Manage-ment at Pacific Investment Management. Previously, he was a Vice President--Client Relations and Marketing of a former division of PIMCO Advisors, a Director--Client Relations with Pacific Finan-cial Asset Management Company and a Vice President and portfolio manager with Analytic Investment Management, Inc. He received a B.A. in Economics and Political Science and an M.B.A. from the University of California, Irvine and he is a Chartered Financial Analyst.
               Under the investment advisory agreement, PIMCO Advisors, sub-
            ject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Portfolios and for managing, either directly or through others selected by the Adviser, the investment of the Portfolios. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the invest-ment performance of each Portfolio.

PIMCO Funds Asset Allocation Series

Fund
Administrator
            PIMCO Advisors also serves as administrator (the "Administrator") for the Portfolios' Class A, Class B and Class C shares pursuant to an administration agreement with the Trust. The Administrator provides or procures administrative services for Class A, Class B and Class C shareholders of the Portfolios, which include clerical help and accounting, bookkeeping, internal audit services and cer-tain other services required by the Portfolios, and preparation of reports to the Portfolios' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the or-dinary operation of the Portfolios, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

               The Portfolios (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not offi-cers, directors, stockholders, or employees of PIMCO Advisors, Pa-cific Investment Management, or their subsidiaries or affiliates;
            (ii) taxes and governmental fees; (iii) brokerage fees and commis-sions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and ex-penses of the Trustees who are not "interested persons" of the Ad-viser, any Sub-Adviser, or the Trust, and any counsel retained ex-clusively for their benefit; (vi) extraordinary expenses, includ-ing costs of litigation and indemnification expenses; (vii) ex-penses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allo-cable to a specific class of shares, which include distribution and/or service fees payable with respect to Class A, Class B and Class C shares, and may include certain other expenses as permit-ted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees. The Portfolios also indirectly pay their proportionate share of the expenses of the Underlying Funds (including advisory and administrative fees) in which they invest. See "Underlying Fund Expenses" below.


Advisory    The Portfolios do not pay any fees to PIMCO Advisors under the
Fees        Trust's investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO Advisors. The
            Portfolios do, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment
            Management by the Underlying Funds in which the Portfolios invest.
            See "Underlying Fund Expenses" below.


Administrative
Fees

            For providing or procuring administrative services to the Portfo-lios as described above, the Administrator receives monthly fees from each Portfolio at the annual rate of 0.40% based on the aver-age daily net assets attributable in the aggregate to the Portfo-lio's Class A, Class B and Class C shares up to and including $2.5 billion, and .35% based on such net assets in excess of $2.5 bil-lion. The Portfolios also indirectly pay a proportionate share of the administrative fees charged by PIMCO Advisors and Pacific In-vestment Management to the Underlying Funds in which the Portfo-lios invest. See "Underlying Fund Expenses" below. The administra-tion and sub-administration agreements for the Portfolios may be terminated by the Trustees, or by PIMCO Advisors or Pacific In-vestment Management (as the case may be) on 60 days' written no-tice. Following their initial terms, the agreements will continue from year-to-year if approved by the Trustees.


Underlying
Fund
Expenses The expenses associated with investing in a "fund of funds," such as the Portfolios, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a "fund of funds" indirectly pay a portion of the fees and expenses charged at the underlying fund level.
               The Trust has structured the Portfolios to reduce expenses in-
            curred at the Underlying Fund level as follows: (a) the Portfolios do not pay any fees for asset allocation or advisory services un-der the Trust's investment advisory agreement; and (b) the Portfo-lios invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

                                                                 Prospectus  41

                  The table below sets forth annual advisory fee and total oper-
               ating expense information for Institutional Class shares of the Underlying Funds. Shareholders of each Portfolio indirectly bear a proportionate share of these expenses depending upon how the Port-folio's assets are allocated from time to time among the Under-lying Funds. See "Schedule of Fees."



                                         Annual Underlying Fund Expenses
                                         (Based on the average daily net assets
                                         attributable to a Fund's Institutional
                                         Class shares):
                                         Advisory Admini-       Total Fund
              Underlying Fund            Fees     strative Fees Operating Expenses
              -----------------------------------------------------------------
              PIMCO Growth               0.50%    0.25%         0.75%
              -----------------------------------------------------------------
              PIMCO Target               0.55     0.25          0.80
              -----------------------------------------------------------------
              PIMCO Opportunity          0.65     0.25          0.90
              -----------------------------------------------------------------
              PIMCO Capital
               Appreciation              0.45     0.25          0.70
              -----------------------------------------------------------------
              PIMCO Mid-Cap Growth       0.45     0.25          0.70
              -----------------------------------------------------------------
              PIMCO Small-Cap Growth     1.00     0.25          1.25
              -----------------------------------------------------------------
              PIMCO Micro-Cap Growth     1.25     0.25          1.50
              -----------------------------------------------------------------
              PIMCO Equity Income        0.45     0.25          0.70
              -----------------------------------------------------------------
              PIMCO Renaissance          0.60     0.25          0.85
              -----------------------------------------------------------------
              PIMCO Value                0.45     0.25          0.70
              -----------------------------------------------------------------
              PIMCO Value 25             0.50     0.25          0.75
              -----------------------------------------------------------------
              PIMCO Small-Cap Value      0.60     0.25          0.85
              -----------------------------------------------------------------
              PIMCO Tax-Efficient
               Equity                    0.45     0.25          0.70
              -----------------------------------------------------------------
              PIMCO Enhanced Equity      0.45     0.25          0.70
              -----------------------------------------------------------------
              PIMCO StocksPLUS           0.40     0.25          0.65
              -----------------------------------------------------------------
              PIMCO International        0.55     0.50          1.05
              -----------------------------------------------------------------
              PIMCO International
               Growth                    0.85     0.50          1.35
              -----------------------------------------------------------------
              PIMCO Structured Emerging
               Markets                   0.45     0.50          0.95
              -----------------------------------------------------------------
              PIMCO Tax-Efficient
               Structured Emerging
               Markets                   0.45     0.50          0.95
              -----------------------------------------------------------------
              PIMCO Innovation           0.65     0.25          0.90
              -----------------------------------------------------------------
              PIMCO Money Market         0.15     0.20          0.35
              -----------------------------------------------------------------
              PIMCO Short-Term           0.25     0.20          0.45
              -----------------------------------------------------------------
              PIMCO Low Duration         0.25     0.18          0.43
              -----------------------------------------------------------------
              PIMCO Moderate Duration    0.25     0.20          0.45
              -----------------------------------------------------------------
              PIMCO Total Return         0.25     0.18          0.43
              -----------------------------------------------------------------
              PIMCO Total Return II      0.25     0.25          0.50
              -----------------------------------------------------------------
              PIMCO Long-Term U.S.
               Government                0.25     0.25          0.50
              -----------------------------------------------------------------
              PIMCO Global Bond          0.25     0.30          0.55
              -----------------------------------------------------------------
              PIMCO Foreign Bond         0.25     0.25          0.50
              -----------------------------------------------------------------
              PIMCO Emerging Markets
               Bond                      0.45     0.40          0.85
              -----------------------------------------------------------------
              PIMCO High Yield           0.25     0.25          0.50
              -----------------------------------------------------------------
              PIMCO Real Return Bond     0.25     0.25          0.50

               Description of the Trust


Capitalization
               The Trust was organized as a Massachusetts business trust on Au-gust 24, 1990, and currently consists of twenty-eight portfolios that are operational, three of which are described in this Pro-spectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.

PIMCO Funds Asset Allocation Series

               Under Massachusetts law, shareholders could, under certain cir-
            cumstances, be held liable for the obligations of the Trust. How-ever, the Trust's Second Amended and Restated Agreement and Decla-ration of Trust (the "Declaration of Trust") disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Decla-ration of Trust also provides for indemnification out of a Portfo-lio's property for all loss and expense of any shareholder of that Portfolio held liable on account of being or having been a share-holder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Portfolio of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.


Multiple    Class A, Class B and Class C shares of each Portfolio represent
Classes of  interests in the assets of that Portfolio, and each class has
Shares      identical dividend, liquidation and other rights and the same terms and conditions, except that expenses related to the distri-bution and shareholder servicing of Class A, Class B and Class C shares are borne solely by such class and each class may, at the Trustees' discretion, also pay a different share of other ex-penses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Portfolio.

               The Portfolios also offer Institutional Class and Administra-
            tive Class shares through a separate prospectus. Institutional Class and Administrative Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, founda-tions, corporations and other high net worth individuals. Institu-tional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B or Class C shares. As a result of lower sales charges and/or operat-ing expenses, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B or Class C shares. To obtain more information about Institutional Class and Administrative Class shares, please call the Trust at 1-800-927-4648.


Voting Each class of shares of each Portfolio has identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter sub-mitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any Distribution and Servicing Plan or agreement applicable only to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be ap-proved by each Portfolio separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Port-folios, then only shareholders of the Portfolio or Portfolios af-fected shall be entitled to vote on the matter. All classes of shares of a Portfolio will vote together, except with respect to a Distribution and Servicing Plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are en-titled to dividends as declared by the Trustees and, in liquida-tion of the Trust, are entitled to receive the net assets of their Portfolio, but not of the other Portfolios or other series of the Trust. The Trust does not generally hold annual meetings of share-holders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

               Shares entitle their holders to one vote per share (with pro-
            portionate voting for fractional shares). As of March 10, 1999, the Trust believes that there were no shareholders of record of 25% or more of the outstanding voting securities of any Portfolio. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Portfolio (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Trust) present at

                                                               Prospectus   43
            a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Trust).

            Mailings to Shareholders

            To reduce the volume of mail shareholders receive, it is antici-pated that only one copy of most Trust reports, such as the Trust's annual reports, will be mailed to a shareholder's house-hold (same surname, same address). A shareholder may call 1-800-426-0107 if additional shareholder reports are desired.

44  PIMCO Funds Asset Allocation Series

PIMCO Funds Asset Allocation Series
Actively managed portfolios of select PIMCO Funds





Investment Adviser and Administrator
PIMCO Advisors L.P.
800 Newport Center Drive
Newport Beach, CA 92660

Distributor
PIMCO Funds Distributors LLC
2187 Atlantic Street
Stamford, CT 06902

Custodian
Investors Fiduciary Trust Company
801 Pennsylvania
Kansas City, MO 64105

Shareholder Servicing Agent and Transfer Agent
First Data Investor Services Group, Inc.
P.O. Box 9688
Providence, RI 02940

Independent Accountants
PricewaterhouseCoopers LLP
1055 Broadway
Kansas City, MO 64105

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110

For further information about PIMCO Funds Asset Allocation Series, call 1-800-426-0107 or visit our Web site at www.pimcofunds.com.


                                                                       P I M C O
                                                                      ----------
                                                                           FUNDS
                                                                           -----

Multi-Manager
Series

April 1, 1999

Share Classes

(Ins) Institutional

(Adm) Administrative


PIMCO Funds Asset Allocation Series

Prospectus

Actively managed portfolios of select

PIMCO Funds Asset Allocation Series consists of three actively managed mutual funds that invest in a diversified portfolio of PIMCO Funds. In addition to broad diversification, each Portfolio provides access to the extensive asset allocation and investment management capabilities of PIMCO Advisors L.P. and its affiliates.

90/10 Portfolio

Seeks long-term capital appreciation. The Portfolio normally invests approximately 90% of its assets in PIMCO Stock Funds and 10% in PIMCO Bond Funds.

60/40 Portfolio

Seeks long-term capital appreciation and current income. The Portfolio normally invests approximately 60% of its assets in PIMCO Stock Funds and 40% in PIMCO Bond Funds.

30/70 Portfolio

Seeks current income, with long-term capital appreciation as a secondary objective. The Portfolio normally invests approximately 30% of its assets in PIMCO Stock Funds and 70% in PIMCO Bond Funds.


                                                                       P I M C O
                                                                       ---------
                                                                           FUNDS
                                                                           -----

          PIMCO Funds: Multi-Manager Series
          Prospectus

          April 1, 1999

          PIMCO Funds Asset Allocation Series

90/10 Portfolio
          PIMCO Funds: Multi-Manager Series (the "Trust"), formerly PIMCO
          Funds: Equity Advisors Series, is an open-end series management investment company ("mutual fund"). This Prospectus describes three diversified investment portfolios (each a "Portfolio") of the Trust. Each Portfolio has its own investment objective and policies. The Portfolios are professionally-managed series of the Trust designed to take advantage of the benefits of asset allocation. Each Portfolio seeks to achieve its particular investment objective by investing within specified equity and fixed income ranges among a number of other mutual funds in the PIMCO Funds family ("Underlying Funds" or "Funds").
60/40 Portfolio
30/70 Portfolio

          PIMCO Advisors L.P. ("PIMCO Advisors" or the "Adviser") serves as investment adviser to the Portfolios and determines how the assets of each Portfolio are allocated among the Underlying Funds. PIMCO Advisors and its affiliates also provide advisory services to the Underlying Funds. See "Management of the Portfolios."

          This Prospectus describes two classes of shares offered by each
          Portfolio: the "Institutional Class" and the "Administrative Class." Through a separate prospectus, each Portfolio also offers three additional classes of shares, Class A, Class B and Class C shares. See "Other Information--Multiple Classes of Shares."

          This Prospectus sets forth concisely the information a prospective investor should know before investing in the Portfolios. It should be read and retained for ready reference to information about the Portfolios. Information about the investment objective of each Portfolio, and of the investment policies and restrictions applicable to each Portfolio, are set forth in this Prospectus. There can be no assurance that the investment objective of any Portfolio will be achieved. Because the market value of each Portfolio's investments will change, the investment returns and net asset value per share of each Portfolio will vary.

          A Statement of Additional Information, dated April 1, 1999, and as further amended or supplemented from time to time, is available without charge as specified below. In addition, a Trust Prospectus dated April 1, 1999 and a Prospectus of PIMCO Funds: Pacific Investment Management Series dated April 1, 1999, each as amended or supplemented from time to time (together, the "Underlying Fund Prospectuses"), relating to Institutional Class shares of the Underlying Funds, are available without charge. The Statement of Additional Information and the Underlying Fund Prospectuses, which contain more detailed information about the Trust, the Portfolios and/or the Underlying Funds, have each been filed with the Securities and Exchange Commission and are incorporated by reference in this Prospectus. The Securities and Exchange Commission maintains an Internet World Wide Web site (at www.sec.gov) which contains the Statement of Additional Information and materials that are incorporated by reference into this Prospectus and the Statement of Additional Information, the Underlying Fund Prospectuses, and other information about the Trust, the Portfolios and the Underlying Funds. The Statement of Additional Information and the Underlying Fund Prospectuses are available without charge and may be obtained by writing or calling:

                             PIMCO Funds
                             840 Newport Center Drive, Suite 300
                             Newport Beach, CA 92660
                             Telephone: 1-800-927-4648
                                    1-800-987-4626 (PIMCO Infolink Audio
                                             Response Network).

          These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

          Shares of the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, and involve risk, including the possible loss of principal.
 PIMCO Funds: Multi-Manager Series
2

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
   Prospectus Summary......................................................   4
   Expense Information.....................................................   7
   Investment Objectives and Policies......................................   9
   Underlying Funds........................................................  14
   Management of the Portfolios............................................  21
   Purchase of Shares......................................................  25
   Redemption of Shares....................................................  28
   Net Asset Value.........................................................  30
   Dividends, Distributions and Taxes......................................  30
   Other Information.......................................................  31

                                                                    Prospectus

                               PROSPECTUS SUMMARY

  PIMCO Funds: Multi-Manager Series (the "Trust") is an open-end series management investment company organized as a Massachusetts business trust on August 24, 1990. This Prospectus describes three separate diversified investment portfolios (the "Portfolios") offered by the Trust, PIMCO Funds Asset Allocation Series--90/10 Portfolio (the "90/10 Portfolio"), PIMCO Funds Asset Allocation Series--60/40 Portfolio (the "60/40 Portfolio") and PIMCO Funds Asset Allocation Series--30/70 Portfolio (the "30/70 Portfolio").

  The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio has a distinct investment objective which it seeks to achieve by investing within specified equity and fixed income ranges among certain series ("Underlying Funds" or "Funds") of the Trust and PIMCO Funds: Pacific Investment Management Series. PIMCO Advisors serves as investment adviser for each Fund of the Trust and its affiliate, Pacific Investment Management Company ("Pacific Investment Management"), serves as investment adviser for each Fund of PIMCO Funds:
Pacific Investment Management Series. Some of the Underlying Funds invest primarily in equity securities ("Underlying Stock Funds"); other Funds invest primarily in fixed income securities, including money market instruments ("Underlying Bond Funds"). The Portfolios are named in accordance with their equity/fixed income allocation targets. For instance, the 90/10 Portfolio will normally invest approximately 90% of its assets in Underlying Stock Funds and 10% of its assets in Underlying Bond Funds. The following summarizes certain key information relating to the Portfolios and is qualified in its entirety by the more detailed information contained elsewhere in this Prospectus.

                               Portfolio Profiles

 PIMCO Funds
 Asset Allocation Series Investment Objective                              Allocation Strategy
---------------------------------------------------------------------------------------------------
 90/10 Portfolio         Long-term capital appreciation                    Under normal conditions,
                                                                           approximately 90% of the
                                                                           Portfolio's assets will
                                                                           be allocated among
                                                                           Underlying Stock Funds
                                                                           and 10% among Underlying
                                                                           Bond Funds.
---------------------------------------------------------------------------------------------------
 60/40 Portfolio         Long-term capital appreciation and current income Under normal conditions, approximately 60% of the
                                                                           Portfolio's assets will
                                                                           be allocated among
                                                                           Underlying Stock Funds
                                                                           and 40% among Underlying
                                                                           Bond Funds.
---------------------------------------------------------------------------------------------------
 30/70 Portfolio         Current income, with long-term                    Under normal conditions,
                         capital appreciation as a secondary objective     approximately 30% of the
                                                                           Portfolio's assets will
                                                                           be allocated among
                                                                           Underlying Stock Funds
                                                                           and 70% among Underlying
                                                                           Bond Funds.

                      Investment Risks and Considerations

  The Underlying Funds have different investment objectives and policies and different degrees of potential investment risk and reward. Based on the allocation strategies listed above, an investor should choose among the Portfolios based on personal objectives, investment time horizon, tolerance for risk and personal financial circumstances. For example, because the 90/10 Portfolio will normally invest approximately 90% of its assets in Underlying Stock Funds, this Portfolio might be suitable for an investor with a relatively long time horizon who seeks long-term capital appreciation potential and has a fairly high tolerance for risk and volatility. An investor with a shorter time horizon who seeks a balance of income and long-term capital appreciation and has less tolerance for risk and volatility might choose the 60/40 Portfolio, which invests in a fairly balanced portfolio of Underlying Stock and Bond Funds. An investor who seeks a higher level of current income combined with some potential for long-term capital appreciation and has a lower tolerance for risk and volatility might choose the 30/70 Portfolio, which will normally invest approximately 70% of its assets in Underlying Bond Funds. While each Portfolio provides a relatively high level of diversification in comparison
 PIMCO Funds: Multi-Manager Series
4
to most mutual funds, a single Portfolio may not be suitable as a complete investment program. For a more complete description of the investment objectives and policies of the Portfolios, please see "Investment Objectives and Policies."

  Because each Portfolio will invest all of its assets in the Underlying Funds, each Portfolio's investment performance is directly related to the investment performance of the Underlying Funds in which it invests. The ability of a Portfolio to realize its investment objective will depend upon the extent to which the Underlying Funds realize their objectives. The value of the Underlying Funds' investments, and the net asset values of the shares of both the Underlying Funds and the Portfolios, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

  The possible use of certain investment techniques by an Underlying Fund, including various derivative instruments such as futures contracts, options and swap agreements, will subject the Fund to greater risk than Funds that do not employ such techniques. In addition, investments by certain Underlying Funds in small market capitalization companies, foreign issuers (including emerging market issuers) and foreign currencies, illiquid securities and other instruments will expose those Funds to a higher degree of risk and price volatility. Some Underlying Funds may also invest in fixed income securities rated below investment grade (commonly referred to as "high yield" securities or "junk" bonds), which are considered to be speculative by traditional investment standards. Each Portfolio may be subject to these and other risks associated with investments in the Underlying Funds depending upon the Portfolio's asset allocation strategy. For a description of the various risks associated with the Portfolios and the Underlying Funds, see "Investment Objectives and Policies" and "Underlying Funds" in this Prospectus, "Investment Objectives and Policies" in the Statement of Additional Information and "Characteristics and Risks of Securities and Investment Techniques" in the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

  Potential investors in the Portfolios should realize that they may invest directly in the Underlying Funds and make their own asset allocation decisions. By investing in a Portfolio, an investor will incur not only a proportionate share of the expenses of the Portfolio but also a portion of the expenses of the Underlying Funds in which the Portfolio invests (including investment advisory and administrative fees charged at the Underlying Fund level). See "Expense Information" and "Management of the Portfolios--Underlying Fund Expenses."

                               Purchase of Shares

  This Prospectus describes two classes of shares of each Portfolio: the "Institutional Class" and the "Administrative Class." Shares of the Institutional Class are offered primarily for direct investment by institutional investors (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers' investments in the Portfolios). Shares of the Administrative Class are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Each Portfolio pays service and/or distribution fees to such entities for services they provide to such Portfolio's shareholders of that class.

  Shares of the Institutional Class and Administrative Class of the Portfolios are offered at the relevant next determined net asset value with no sales charge or other fee. The minimum initial investment for shares of either class is $5 million, subject to certain exceptions described under "Purchase of Shares." Shares of either class may also be offered to clients of the Adviser and its affiliates.
                                                                Prospectus

                           Redemptions and Exchanges

  Institutional Class and Administrative Class shares of each Portfolio may be redeemed without cost at the relevant net asset value per share of the class of that Portfolio next determined after receipt of the redemption request. The redemption price may be more or less than the purchase price.

  Institutional Class and Administrative Class shares of any Portfolio may be exchanged without cost on the basis of relative net asset values for shares of the same class of any other Portfolio or other series of the Trust offered generally to the public, or for shares of the same class of a series of PIMCO
Funds: Pacific Investment Management Series. See "Redemption of Shares."

 PIMCO Funds: Multi-Manager Series
6

                              EXPENSE INFORMATION

  Expenses are one of several factors to consider when investing in Institutional Class or Administrative Class shares of the Portfolios. The following tables and Examples summarize the expenses of each Portfolio that are borne by its Institutional Class and Administrative Class shareholders based on estimated expenses for the Portfolio's current fiscal year.

  You should bear in mind that shareholders of each Portfolio indirectly bear the expenses of the Underlying Funds in which the Portfolio invests. The Portfolios will invest only in Institutional Class shares of the Underlying Funds and will not pay any sales charges or 12b-1 fees in connection with their investments in the Underlying Funds. The Portfolios will, however, indirectly bear their pro rata share of the fees and expenses (including advisory and administrative fees) incurred by the Underlying Funds that are borne by all Institutional Class shareholders. Because the Underlying Funds have varied fee and expense levels and the Portfolios will own different proportions of the Underlying Funds at different times, the actual fees and expenses indirectly incurred by the Portfolios will vary.

Shareholder Transaction Expenses (Institutional Class and Administrative
Class):

  Sales Load Imposed on Purchases.......................................... None
  Sales Load Imposed on Reinvested Dividends............................... None
  Redemption Fee........................................................... None
  Exchange Fee............................................................. None
  Fund Reimbursement Fee Imposed on Purchases, Redemptions and Exchanges... None

Annual Portfolio Operating Expenses (as a percentage of average daily net assets):

                                                           Underlying
                                   Advisory Administrative    Fund     Total
   Institutional Class Shares        Fee         Fee*      Expenses** Expenses
   --------------------------      -------- -------------- ---------- --------
   90/10 Portfolio................   None        0.10%        0.79%     0.89%
   60/40 Portfolio................   None        0.10         0.67      0.77
   30/70 Portfolio................   None        0.10         0.55      0.65

                                                    Service/ Underlying
   Administrative Class     Advisory Administrative  12b-1      Fund     Total
   Shares                     Fee         Fee*        Fee    Expenses** Expenses
   --------------------     -------- -------------- -------- ---------- --------
   90/10 Portfolio.........   None        0.10%       0.25%     0.79%     1.14%
   60/40 Portfolio.........   None        0.10        0.25      0.67      1.02
   30/70 Portfolio.........   None        0.10        0.25      0.55      0.90

   * The Administrative Fee for each Portfolio reflects a fee waiver currently in effect. In the absence of the waiver, the Administrative Fee rate for each Portfolio would be 0.15% per annum. See "Management of the Portfolios--Administrative Fees."

  ** Based on estimated expenses for the current fiscal year. Underlying Fund
     Expenses for each Portfolio are estimated based upon the initial allocation of each Portfolio's assets among the Underlying Funds and upon the total annual operating expenses of each Underlying Fund. For a listing of the expenses associated with each Underlying Fund, please see "Management of the Portfolios--Underlying Fund Expenses." Total Portfolio Operating Expenses and the Examples set forth on the next page are based on estimates of the Underlying Fund Expenses each Portfolio will incur. Actual Underlying Fund Expenses for each Portfolio are expected to vary with changes in the allocation of the Portfolio's assets, and may be higher or lower than those shown above.

  For a more detailed discussion of the Portfolios' fees and expenses, see "Fund Administrator," "Advisory Fees," "Administrative Fees," "Underlying Fund Expenses" and "Service and Distribution Fees" under the caption "Management of the Portfolios."
                                                                Prospectus

Example of Portfolio Expenses:

  An investor would pay the following expenses on a $1,000 investment assuming
(1) a hypothetical 5% annual return and (2) redemption at the end of each time period:

   Institutional Class Shares                                     1 year 3 years
   --------------------------                                     ------ -------
   90/10 Portfolio...............................................  $ 9     $28
   60/40 Portfolio...............................................    8      25
   30/70 Portfolio...............................................    7      21
   Administrative Class Shares                                    1 year 3 years
   ---------------------------                                    ------ -------
   90/10 Portfolio...............................................  $12     $36
   60/40 Portfolio...............................................   10      32
   30/70 Portfolio...............................................    9      29

  The above tables are provided to assist investors in understanding the various expenses which may be borne directly or indirectly in connection with an investment in the Portfolios. These examples should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown.
 PIMCO Funds: Multi-Manager Series
8

                      INVESTMENT OBJECTIVES AND POLICIES

  The investment objective and general investment policies of each Portfolio are described below. There can be no assurance that the investment objective of any Portfolio will be achieved. Because the market value of each Portfolio's investments will change, the net asset value per share of each Portfolio will also vary.

  The Portfolios are intended for investors who prefer to have their asset allocation decisions made by professional money managers. Each Portfolio seeks to achieve its investment objective by investing within specified equity and fixed income ranges among the Underlying Funds. Each Underlying Fund is a series of the Trust or PIMCO Funds: Pacific Investment Management Series and is managed by PIMCO Advisors and/or its affiliates. The Portfolios have different investment objectives and policies and degrees of potential investment risk and reward depending upon their allocation strategies. An investor should choose a Portfolio based on personal objectives, investment time horizon, tolerance for risk and personal financial circumstances.

Portfolio Descriptions

  90/10 Portfolio seeks long-term capital appreciation. Under normal conditions, approximately 90% of the Portfolio's assets will be allocated among Underlying Stock Funds and 10% among Underlying Bond Funds.

  60/40 Portfolio seeks long-term capital appreciation and current income. Under normal conditions, approximately 60% of the Portfolio's assets will be allocated among Underlying Stock Funds and 40% among Underlying Bond Funds.

  30/70 Portfolio seeks current income. Long-term capital appreciation is a secondary objective. Under normal conditions, approximately 30% of the Portfolio's assets will be allocated among Underlying Stock Funds and 70% among Underlying Bond Funds.

  Unless otherwise noted, each Portfolio's investment objective and its restrictions and policies relating to the investment of its assets are non-fundamental and may be changed without shareholder approval.

  PIMCO Advisors serves as the investment adviser to the Portfolios and determines how each Portfolio's assets are allocated among the Underlying Funds. Each Portfolio invests in particular Underlying Funds (which may differ from time to time) based on various criteria observed by PIMCO Advisors. Among other things, PIMCO Advisors analyses the various investment objectives, policies and strategies of the Underlying Funds to determine which Funds, in combination with others, are appropriate in light of a Portfolio's investment objective. PIMCO Advisors then makes allocation decisions among these Underlying Funds in an attempt to achieve the Portfolio's objective. The table on the next page illustrates the estimated equity and fixed income allocation targets and typical ranges for each Portfolio under normal market conditions.

                                                                    Prospectus

Equity and Fixed Income Ranges
(as a percentage of each Portfolio's average net assets)

                                                    Typical
PIMCO Funds                              Target     Allocation
Asset Allocation Series                  Allocation Range*
--------------------------------------------------------------
90/10 Portfolio
 Equity                                  90%        80% - 100%
 Fixed Income (including money market**) 10%         0% -  20%
--------------------------------------------------------------
60/40 Portfolio
 Equity                                  60%        50% -  70%
 Fixed Income (including money market**) 40%        30% -  50%
--------------------------------------------------------------
30/70 Portfolio
 Equity                                  30%        25% -  35%
 Fixed Income (including money market**) 70%        65% -  75%

 * Each Portfolio may temporarily deviate from its asset allocation range for defensive purposes.
** Each Portfolio may hold a portion of its assets in PIMCO Money Market Fund, in part, so that it can readily sell the securities and have cash available to pay Portfolio expenses without incurring capital gains.

  Each Portfolio is authorized to invest in any or all of the Underlying Funds. However, it is expected that a Portfolio will invest in only some of the Underlying Funds at any particular time. A Portfolio's investment in a particular Underlying Fund may and in some cases is expected to exceed 25% of its total assets. To the extent that a Portfolio invests a significant portion of its assets in an Underlying Fund, it will be particularly sensitive to the risks associated with that Fund. Please see "Underlying Funds" and "Principal Risks of the Underlying Funds" below for a description of the Underlying Funds and their attendant risks. The particular Underlying Funds in which each Portfolio may invest, the equity and fixed income allocation targets and ranges specified above, and the percentage of each Portfolio's assets invested from time to time in any Underlying Fund or combination of Funds may be changed from time to time without the approval of the Portfolio's shareholders.

  Each Portfolio's net asset value will fluctuate in response to changes in the net asset values of the Underlying Funds in which it invests. Each Portfolio will invest all of its assets in Underlying Funds, and may invest up to 100% of its assets in PIMCO Money Market Fund (and thereby deviate from its asset allocation range) for temporary defensive purposes. A Portfolio may also borrow money for temporary or emergency purposes.

  Each Portfolio is also subject to certain investment restrictions that are described under "Investment Restrictions" in the Statement of Additional Information.

Overview of Asset Allocation

  PIMCO Advisors' Asset Allocation Committee determines how the Portfolios' assets are allocated and reallocated from time to time among the Underlying Funds. The individuals who constitute the Asset Allocation Committee and are primarily responsible for making asset allocation and other investment decisions for the Portfolios are William D. Cvengros, Timothy R. Clark, Robert
S. Venable and David Young. Please see "Management of the Portfolios" for a description of PIMCO Advisors and the individuals on the Asset Allocation Committee.

  PIMCO Advisors' approach to asset allocation encompasses both quantitative and qualitative processes designed to allocate the Portfolios' assets among multiple Underlying Funds in order to achieve broadly diversified Portfolios. The Asset Allocation Committee meets regularly to analyze various economic and market data. The Committee also collects and synthesizes multiple proprietary models maintained by the Sub-Advisers

10
 PIMCO Funds: Multi-Manager Series
of the Underlying Funds. Please see "Underlying Funds--Sub-Advisers" for information about the Sub-Advisers. These models are quantitatively compiled by the Committee to provide a framework for developing PIMCO Advisors' allocation strategies with respect to the major asset classes and sub-classes held by the Underlying Funds.

  The resulting framework assists the Asset Allocation Committee in the following ways: (1) it identifies the desired tactical allocation ranges for the Portfolios around long-term strategic broad asset class and sub-class targets, (2) it identifies individual Funds among the Underlying Funds that are expected to provide consistent, quality performance in the various asset classes and sub-classes identified for the Portfolios and (3) it is used by the Committee in its on-going evaluation of the equity and fixed income markets in an attempt to identify and implement value-added tactical shifts for the Portfolios. These tactical shifts and resulting reallocations of Portfolio assets are not expected to be large or frequent in nature, and should result in modest levels of portfolio turnover for the Portfolios. See "Portfolio Turnover."

Equity Portion of the Portfolios

  The equity portion of each Portfolio will be allocated among a number of Underlying Stock Funds which provide a broad range of equity-based investment objectives and strategies. By allocating assets among these Funds, the equity portions of the Portfolios can be diversified in multiple ways, including the following:

  By Region
  . U.S. Equities
  . International Developed Markets Equities
  . International Emerging Markets Equities

  By Investment Style
  . Blend (Broad Market)
  . Value
  . Growth

  By Size

  . Large-Cap
  . Mid-Cap
  . Small-Cap

  For a description of the Underlying Stock Funds and their investment objectives and strategies, please see "Underlying Funds." The Sub-Advisers for the Underlying Stock Funds each have different investment philosophies and processes which are reflected in the Funds they manage. Through asset allocation, PIMCO Advisors can take advantage of the expertise of each Sub-Adviser and combine the investment styles set forth above in providing broadly diversified Portfolios. For a description of each Sub-Adviser and its particular investment philosophy and process, please see "Underlying Funds-- Sub-Advisers" in this Prospectus, and the Statement of Additional Information and the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

                                                                   Prospectus

Fixed Income Portion of the Portfolios

  The fixed income portion of each Portfolio will be allocated among a number of Underlying Bond Funds which provide a broad range of fixed income-based investment objectives and strategies. By allocating assets among these Funds, the fixed income portions of the Portfolios can be diversified in multiple ways, including the following:

  By Region

  . U.S. Fixed Income
  . Foreign Fixed Income

  By Sector/Investment Specialty

  . Governments
  . Mortgages
  . Corporate
  . Inflation-Indexed

  By Credit Quality

  . Investment Grade/Money Market
  . Medium Grade
  . High Yield

  By Duration

  . Long-Term
  . Intermediate-Term
  . Short-Term

  For a description of the Underlying Bond Funds and their investment objectives and strategies, please see "Underlying Funds." Pacific Investment Management is the sole investment adviser for each Underlying Bond Fund. Through asset allocation, PIMCO Advisors can take advantage of the broad fixed income expertise of Pacific Investment Management and combine the investment styles set forth above in providing broadly diversified Portfolios. For a description of Pacific Investment Management and its investment philosophy and process, please see "Underlying Funds--Sub-Advisers" in this Prospectus, the Statement of Additional Information and the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Potential Conflicts of Interest

  As described above, PIMCO Advisors has broad discretion to allocate and reallocate the Portfolios' assets among the Underlying Funds, consistent with the Portfolios' investment objectives and policies and the asset allocation ranges specified above. Although PIMCO Advisors does not charge an investment advisory fee for its asset allocation services, PIMCO Advisors and its affiliates indirectly receive fees (including investment advisory and administrative fees) from the Underlying Funds in which the Portfolios invest. In this regard, PIMCO Advisors has a financial incentive to invest a Portfolio's assets in Underlying Funds with higher fees than other Funds, even if it believes that alternate investments would better serve the Portfolio's investment program. PIMCO Advisors is legally obligated to disregard that incentive in making asset allocation decisions for the Portfolios. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Portfolios and the Underlying Funds.


12
 PIMCO Funds: Multi-Manager Series

General Risks of Investing in the Portfolios

  Because the Portfolios invest all of their assets in the Underlying Funds, the risks associated with investing in the Portfolios are closely related to the risks associated with the securities held by the Underlying Funds. The ability of a Portfolio to achieve its investment objective will depend upon the ability of the Underlying Funds to achieve their objectives. Of course, the extent to which the investment performance and risks associated with a particular Portfolio correlate to those of a particular Underlying Fund will depend upon the extent to which the Portfolio's assets are allocated from time to time for investment in the Underlying Fund. For a description of the principal risks associated with investments in the Underlying Funds, please see "Underlying Funds--Principal Risks of the Underlying Funds" in this Prospectus, "Investment Objectives and Policies" in the Statement of Additional Information and "Characteristics and Risks of Securities and Investment Techniques" in the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

Portfolio Turnover

  A change in the securities held by a Portfolio is known as "portfolio turnover." Because PIMCO Advisors does not expect to reallocate the Portfolios' assets among the Underlying Funds on a frequent basis, the portfolio turnover rates for the Portfolios are expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Portfolios' indirectly bear the expenses associated with portfolio turnover of the Underlying Funds, a number of which have fairly high portfolio turnover rates (i.e., in excess of 100%). High portfolio turnover involves correspondingly greater expenses to an Underlying Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Shareholders in the Portfolios may also bear expenses directly or indirectly through sales of securities held by the Portfolios and the Underlying Funds which result in realization of ordinary income or taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). See "Dividends, Distributions and Taxes."

Service Systems--Year 2000 Problem

  Many of the services provided to the Portfolios depend on the smooth functioning of computer systems. Many systems in use today cannot distinguish between the year 1900 and the year 2000. Should any of the service systems fail to process information properly, that could have an adverse impact on the Portfolios' operations and services provided to shareholders. The Adviser, Distributor, Shareholder Servicing and Transfer Agent, Custodian and certain other service providers to the Portfolios have reported that each is working toward mitigating the risks associated with the so-called "year 2000 problem." However, there can be no assurance that the problem will be corrected in all respects and that the Portfolios' operations and services provided to shareholders will not be adversely affected, nor can there be any assurance that the year 2000 problem will not have an adverse effect on the entities whose securities are held by the Underlying Funds or on domestic or global equity markets or economies, generally.

"Fundamental" Policies

  The investment objective of each Portfolio described in this Prospectus may be changed by the Board of Trustees without shareholder approval. If there is a change in a Portfolio's investment objective, shareholders should consider whether the Portfolio remains an appropriate investment in light of their then current financial positions and needs.
                                                                   Prospectus

                               UNDERLYING FUNDS

  Each Portfolio invests all of its assets in Underlying Funds. Accordingly, each Portfolio's investment performance depends upon a favorable allocation among the Underlying Funds as well as the ability of the Underlying Funds to meet their objectives. There can be no assurance that the investment objective of any Underlying Fund will be achieved. Shares of the Underlying Funds are not offered in this Prospectus.

Sub-Advisers

  PIMCO Advisors serves as investment adviser for each of the Underlying Stock Funds. The PIMCO Equity Advisors division ("PIMCO Equity Advisors") of PIMCO Advisors manages the investments of PIMCO Growth, Target, Opportunity and Innovation Funds. Affiliates of PIMCO Advisors serve as sub-advisers for the remaining Underlying Stock Funds, except that another affiliate, Pacific Investment Management, is the sole investment adviser to PIMCO StocksPLUS Fund. Under these arrangements, PIMCO Equity Advisors, the sub-advisers and Pacific Investment Management (referred to collectively as "Sub-Advisers") have full investment discretion and make all determinations with respect to the investment of the assets of these Funds. Pacific Investment Management is also the sole investment adviser to each Underlying Bond Fund. The Sub-Advisers and their investment specialties are listed below.

 Sub-Adviser                                         Investment Specialty
-------------------------------------------------------------------------------
 Blairlogie Capital Management ("Blairlogie") (/1/)  International stocks using
                                                     Scottish standards of
                                                     prudent investment
                                                     management with modern
                                                     quantitative analytical
                                                     tools
                                                     --------------------------
 Cadence Capital Management ("Cadence")              Stocks of growth companies
                                                     that the Sub-Adviser
                                                     believes are trading at a
                                                     reasonable price
                                                     --------------------------
 Columbus Circle Investors ("Columbus Circle") (/2/) Stocks, using its
                                                     "Positive Momentum &
                                                     Positive Surprise"
                                                     discipline
                                                     --------------------------
 NFJ Investment Group ("NFJ")                        Value stocks that the Sub-
                                                     Adviser believes are
                                                     undervalued and/or offer
                                                     above-average dividend
                                                     yields
                                                     --------------------------
 Pacific Investment Management                       All sectors of the bond
                                                     market using its total
                                                     return philosophy--seeking
                                                     both yield and capital
                                                     appreciation
                                                     --------------------------
 Parametric Portfolio Associates ("Parametric")      Stocks, using
                                                     quantitatively-driven
                                                     fundamental analysis and
                                                     economic methods, with
                                                     specialties in emerging
                                                     markets and tax-efficient
                                                     products
                                                     --------------------------
 PIMCO Equity Advisors                               Disciplined approach to
                                                     identifying quality growth
                                                     companies
-------------------------------------------------------------------------------

1. On or about April 30, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie. PIMCO Advisors has determined to continue to retain Blairlogie as Sub-Adviser for PIMCO International Fund.

2. On or about May 7, 1999, PIMCO Equity Advisors will assume portfolio management responsibility for PIMCO Renaissance Fund, an Underlying Stock Fund currently managed by Columbus Circle.

Underlying Stock Funds

  The table on the following page provides a concise description of the investment objective and primary investments of each Underlying Stock Fund and lists the Fund's Sub-Adviser. For a complete description of these Funds, please see the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

14
 PIMCO Funds: Multi-Manager Series

                 Fund Name           Investment Objective                   Primary Investments           Sub-Adviser
------------------------------------------------------------------------------------------------------------------------------------
Growth Stock     PIMCO Growth        Long-term growth of capital; income is Common stocks of companies    PIMCO Equity Advisors/(1)/
Funds                                incidental                             with market capitalizations
                                                                            of at least $5 billion
                 -------------------------------------------------------------------------------------------------------------------
                 PIMCO Target        Capital appreciation; no consideration Common stocks of companies    PIMCO Equity Advisors/(1)/
                                     given to income                        with between $1 billion and
                                                                            $10 billion of market
                                                                            capitalizations
                 -------------------------------------------------------------------------------------------------------------------
                 PIMCO Opportunity   Capital appreciation; no consideration Common stocks of companies    PIMCO Equity Advisors/(1)/
                                     given to income                        with market capitalizations
                                                                            of less than $2 billion
------------------------------------------------------------------------------------------------------------------------------------
Blend Stock      PIMCO Capital       Growth of capital                      Common stocks of companies    Cadence
Funds            Appreciation                                               with market capitalizations
                                                                            of at least $1 billion that
                                                                            have improving fundamentals
                                                                            and whose stock is
                                                                            reasonably valued by the
                                                                            market
                 -------------------------------------------------------------------------------------------------------------------
                 PIMCO Mid-Cap       Growth of capital                      Common stocks of companies    Cadence
                 Growth                                                     with market capitalizations
                                                                            in excess of $500 million
                                                                            that have improving
                                                                            fundamentals and whose stock
                                                                            is reasonably valued by the
                                                                            market
                 -------------------------------------------------------------------------------------------------------------------
                 PIMCO Small-Cap     Growth of capital                      Common stocks of companies    Cadence
                 Growth                                                     with market capitalizations
                                                                            between $50 million and $1
                                                                            billion that have improving
                                                                            fundamentals and whose stock
                                                                            is reasonably valued by the
                                                                            market
                 -------------------------------------------------------------------------------------------------------------------
                 PIMCO Micro-Cap     Long-term growth of capital            Common stocks of companies    Cadence
                 Growth                                                     with market capitalizations
                                                                            of less than $100 million
                                                                            that have improving
                                                                            fundamentals and whose stock
                                                                            is reasonably valued by the
                                                                            market
------------------------------------------------------------------------------------------------------------------------------------
Value Stock      PIMCO Equity Income Current income as a primary objective; Common stocks with below-     NFJ
Funds                                long- term growth of capital as a      average price to earnings
                                     secondary objective                    ratios and higher dividend
                                                                            yields relative to their
                                                                            industry groups
                 -------------------------------------------------------------------------------------------------------------------
                 PIMCO Renaissance   Long-term growth of capital and income Common stocks with below-     Columbus Circle /(2)/
                                                                            average valuations that have
                                                                            improving business
                                                                            fundamentals
                 -------------------------------------------------------------------------------------------------------------------
                 PIMCO Value         Long-term growth of capital and income Common stocks with below-     NFJ
                                                                            average price to earnings
                                                                            ratios relative to their
                                                                            industry groups
                 -------------------------------------------------------------------------------------------------------------------
                 PIMCO Value 25      Long-term growth of capital and income Approximately 25 common       NFJ
                                                                            stocks of companies with
                                                                            medium market
                                                                            capitalizations and below-
                                                                            average price to earnings
                                                                            ratios relative to their
                                                                            industry groups
                 -------------------------------------------------------------------------------------------------------------------
                 PIMCO Small-Cap     Long-term growth of capital and income Common stocks of companies    NFJ
                 Value                                                      with market capitalizations
                                                                            between $50 million and $1
                                                                            billion and below-average
                                                                            price to earnings ratios
                                                                            relative to their industry
                                                                            groups
------------------------------------------------------------------------------------------------------------------------------------
Enhanced         PIMCO Tax-Efficient Maximum after-tax growth of capital    A broadly diversified         Parametric
Index Stock      Equity                                                     portfolio of at least 200
Funds                                                                       common stocks of companies
                                                                            with larger
                                                                            market capitalizations
                 -------------------------------------------------------------------------------------------------------------------
                 PIMCO Enhanced      Total return which equals or exceeds   Common stocks represented     Parametric
                 Equity              the total return performance of an     in the S&P 500
                                     index representing the performance of
                                     a reasonably broad spectrum of common
                                     stocks (currently the S&P 500 (/3/))
                 -------------------------------------------------------------------------------------------------------------------
                 PIMCO StocksPLUS    Total return which exceeds the total   S&P 500 stock index           Pacific Investment
                                     return performance of the S&P 500      derivatives backed by         Management
                                                                            a portfolio of fixed income
                                                                            securities
------------------------------------------------------------------------------------------------------------------------------------
International    PIMCO International Capital appreciation; income is        Non-U.S. stocks of companies  Blairlogie /(4)/
Stock Funds                          incidental                             with small, medium and large
                                                                            market capitalizations
                                                                            (developed and emerging
                                                                            markets)
                 -------------------------------------------------------------------------------------------------------------------
                 PIMCO International Long-term capital appreciation         An international portfolio    Columbus Circle
                 Growth                                                     of equity and equity-related
                                                                            securities
                 -------------------------------------------------------------------------------------------------------------------
                 PIMCO Structured    Long-term growth of capital            Common stocks of companies    Parametric
                 Emerging Markets                                           located in emerging market
                                                                            countries
                 -------------------------------------------------------------------------------------------------------------------
                 PIMCO Tax-Efficient Same as PIMCO Structured Emerging      Common stocks of companies    Parametric
                 Structured          Markets Fund, except that the Fund     located in emerging market
                 Emerging Markets    seeks to achieve superior after-tax    countries
                                     returns by employing a variety of tax-
                                     efficient management strategies
------------------------------------------------------------------------------------------------------------------------------------
Sector-Related   PIMCO Innovation    Capital appreciation; no consideration Common stocks of companies    PIMCO Equity Advisors/(1)/
Stock Funds                          given to income                        with small, medium and large
                                                                            market capitalizations
                                                                            (technology-related stocks)

1. Prior to March 5, 1999, Columbus Circle served as Sub-Adviser for PIMCO Growth, Target, Opportunity and Innovation Funds.

2. On or about May 7, 1999, PIMCO Equity Advisors will assume portfolio manage-ment responsibility for PIMCO Renaissance Fund.

3. The Standard & Poor's 500 Composite Stock Price Index.

4. On or about April 30, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie. PIMCO Advisors has determined to continue to retain Blairlogie as Sub-Adviser for PIMCO In-ternational Fund.
                                                                   Prospectus

Underlying Bond Funds

  Pacific Investment Management, an affiliate of PIMCO Advisors, has full investment discretion and makes all determinations with respect to the investment of the assets of each Underlying Bond Fund.

  The investment objective of each Underlying Bond Fund (except as provided below) is to seek to realize maximum total return, consistent with preservation of capital and prudent investment management. The "total return" sought by most of the Underlying Bond Funds will consist of interest and dividends from underlying securities and capital appreciation or depreciation reflected in changes in the value of portfolio securities. The investment objective of PIMCO Real Return Bond Fund is to seek to realize maximum real return, consistent with preservation of real capital and prudent investment management. "Real return" is total return adjusted for inflation. The investment objective of each of PIMCO Money Market Fund and PIMCO Short-Term Fund is to seek to obtain maximum current income consistent with preservation of capital and daily liquidity. PIMCO Money Market Fund also attempts to maintain a stable net asset value of $1.00 per share, although there can be no assurance that it will be successful in doing so.

  The following provides a concise description of the primary investments of and other information relating to each Underlying Bond Fund. For a complete description of these Funds, please see the Underlying Fund Prospectus for PIMCO Funds: Pacific Investment Management Series, which is incorporated herein by reference and is available free of charge by telephoning the Trust at 1-800-927-4648.

                Fund Name                   Primary Investments                Duration         Credit Quality (/1/)
-----------------------------------------------------------------------------------------------------------------------
 Short          PIMCO Money Market          Money market instruments           (less than or     Min 95% Aaa or Prime 1;
 Duration                                                                      equal to) 90 days (less than or equal to)
 Bond Funds                                                                    dollar-weighted   5% Aa or Prime 2
                                                                               average maturity
             ----------------------------------------------------------------------------------------------------------
                PIMCO Short-Term            Money market instruments           0-1 yr           B to Aaa; max 10%
                                            and short maturity fixed                            below Baa
                                            income securities
             ----------------------------------------------------------------------------------------------------------
                PIMCO Low Duration          Short and intermediate             1-3 yrs          B to Aaa; max 10%
                                            maturity fixed income                               below Baa
                                            securities
-----------------------------------------------------------------------------------------------------------------------
 Intermediate   PIMCO Moderate Duration     Short and intermediate             2-5 yrs          B to Aaa; max 10%
 Duration                                   maturity fixed income                               below Baa
 Bond Funds                                 securities
             ----------------------------------------------------------------------------------------------------------
                PIMCO Total Return          Intermediate maturity              3-6 yrs          B to Aaa; max 10%
                                            fixed income securities                             below Baa
             ----------------------------------------------------------------------------------------------------------
                PIMCO Total Return II       Same as PIMCO Total Return         3-6 yrs          Baa to Aaa
                                            Fund, except that the Fund
                                            is subject to credit quality and
                                            foreign issuer
                                            restrictions
-----------------------------------------------------------------------------------------------------------------------
 Long Duration  PIMCO Long-Term U.S.        Long-term maturity fixed           8 or more yrs    A to Aaa
 Bond Funds     Government                  income securities
-----------------------------------------------------------------------------------------------------------------------
 International  PIMCO Global Bond           Intermediate maturity U.S.         3-7 yrs          B to Aaa; max 10%
 Bond Funds                                 and foreign fixed income                            below Baa
                                            securities
             ----------------------------------------------------------------------------------------------------------
                PIMCO Foreign Bond          Intermediate maturity              3-7 yrs          B to Aaa; max 10%
                                            hedged foreign fixed                                below Baa
                                            income securities
             ----------------------------------------------------------------------------------------------------------
                PIMCO Emerging Markets Bond Emerging market fixed              0-8 yrs          B to Aaa
                                            income securities
-----------------------------------------------------------------------------------------------------------------------
 High Yield     PIMCO High Yield            Higher yielding fixed              2-6 yrs          B to Aaa; min 65%
 Bond                                       income securities                                   below Baa
 Funds
-----------------------------------------------------------------------------------------------------------------------
 Inflation      PIMCO Real Return Bond      Inflation-indexed fixed            N/A              B to Aaa; max 10%
 Indexed                                    income securities                                   below Baa
 Bond Funds
                                    Foreign (/2/)
-----------------------------------------------------------------------------------------------------------------------
                                    0%
             ----------------------------------------------------------------------------------------------------------
                                    0-5%
             ----------------------------------------------------------------------------------------------------------
                                    0-20%
-----------------------------------------------------------------------------------------------------------------------
                                    0-20%
             ----------------------------------------------------------------------------------------------------------
                                    0-20%
             ----------------------------------------------------------------------------------------------------------
                                    0%
-----------------------------------------------------------------------------------------------------------------------
                                    0%
-----------------------------------------------------------------------------------------------------------------------
                                    25-75%
             ----------------------------------------------------------------------------------------------------------
                          (greater than or equal to) 85%
             ----------------------------------------------------------------------------------------------------------
                          (greater than or equal to) 80%
-----------------------------------------------------------------------------------------------------------------------
                                    0%
-----------------------------------------------------------------------------------------------------------------------
                                    0-35%

1. As rated by Moody's Investors Service, Inc., or if unrated, determined by Pacific Investment Management to be of comparable quality.
2. Percentage limitations relate to foreign currency-denominated securities for all Underlying Bond Funds except PIMCO Foreign Bond, Global Bond and Emerging Markets Bond Funds. Percentage limitations for these three Funds re-late to securities of foreign issuers, denominated in any currency. Each Un-derlying Bond Fund (except PIMCO Total Return II and Long-Term U.S. Govern-ment Funds) may invest beyond these limits in U.S. dollar-denominated securi-ties of foreign issuers. PIMCO Total Return II and Long-Term U.S. Government Funds may not invest in any securities of foreign issuers.


16
 PIMCO Funds: Multi-Manager Series

  Each Underlying Bond Fund will normally invest at least 65% of its assets in the following types of securities, which, unless provided above, may be issued by domestic or foreign entities and denominated in U.S. dollars or foreign currencies: securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); corporate debt securities, including convertible securities and corporate commercial paper; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, catastrophe bonds and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Fixed income securities may have fixed, variable or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Most of the Underlying Bond Funds may (but are not required to) make substantial use of derivative instruments or use a series of purchase and sale contracts or other investment techniques to obtain market exposure to the securities in which they primarily invest.

Additional Underlying Funds

  In addition to the Funds listed above, a Portfolio may invest in additional Underlying Funds, including those that may become available for investment in the future, at the discretion of PIMCO Advisors and without shareholder approval. Although each Portfolio currently invests in PIMCO Core Equity and Mid-Cap Equity Funds, it is expected that the Portfolios will no longer have investments in these Underlying Funds on and after May 1, 1999.

Principal Risks of the Underlying Funds

  There can be no assurance that the investment objectives of any of the Underlying Funds will be achieved. The following summarizes principal risks associated with investments in the Underlying Funds. The summary is not intended to be exhaustive. For a more complete description of these risks, please refer to "Investment Objectives and Policies" in the Statement of Additional Information and "Characteristics and Risks of Securities and Investment Techniques" in the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

  Market Risk Most securities in which the Underlying Funds invest are subject to some degree of market risk, which is the risk of unfavorable market-induced changes in the value of a security. The following summarizes general market risks associated with investments in fixed income and equity securities.

  Fixed Income Securities Changes in the market values of fixed income securities (i.e., capital appreciation or depreciation) are largely a function of changes in the current level of interest rates. The value of an Underlying Fund's investments in fixed income securities will typically change as the level of interest rates fluctuate. During periods of falling interest rates, the value of fixed income securities generally rise. Conversely, during periods of rising interest rates, the value of fixed income securities generally decline.

  "Duration" is one measure of the expected life of a fixed income security. When interest rates are falling, a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. When interest rates are rising, a portfolio with a shorter duration will generally outperform a longer duration portfolio. When interest rates are flat, shorter duration portfolios generally will not generate as high a level of total return as longer duration portfolios (assuming that long-term interest rates are higher than short-term rates, which is commonly the case). Accordingly, longer duration portfolios generally have a greater potential for total return than shorter duration portfolios,
                                                                   Prospectus
but are also subject to greater levels of market risk and price volatility. Therefore, Underlying Bond Funds with longer average portfolio durations (e.g., PIMCO Long-Term U.S. Government Fund) are generally subject to higher levels of market risk than Funds with shorter durations (e.g., PIMCO Money Market, Short-Term and Low Duration Funds). Also, some portfolios (e.g., those with mortgage-backed and other prepayable securities) have changing durations and may have increasing durations precisely when that is least advantageous (i.e., when interest rates are rising).

  Certain types of securities in which the Underlying Bond Funds may invest are particularly sensitive to fluctuations in prevailing interest rates and have relatively high levels of market risk. These include various mortgage-related securities (for instance, the interest-only or "IO" class of a stripped mortgage-backed security) and "zero coupon" securities (fixed income securities, including certain U.S. Government securities, that do not make periodic interest payments and are purchased at a discount from their value at maturity). Please see "Investment Objectives and Policies" in the Statement of Additional Information for a description of these and other fixed income securities that are particularly sensitive to market risk.

  Equity Securities Changes in the market values of equity securities (i.e., capital appreciation or depreciation) may depend upon a number of factors, including: general economic and market conditions; prospects of the security's issuer; changing interest rates; real or perceived economic and competitive industry conditions; and currency exchange rates. Generally, over the long term, the total return obtained by a portfolio that invests primarily in equity securities has historically been greater than that obtained by a portfolio that invests primarily in fixed income securities. However, an equity portfolio is generally subject to greater market risk and price volatility than a fixed income portfolio and is considered to be a more aggressive investment.

  Credit Risk of Fixed Income Securities Credit risk associated with investments in fixed income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Underlying Funds that invest in fixed income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the Underlying Fund's share price and income level. Nearly all fixed income securities are subject to some credit risk, whether the issuers of the securities are corporations, states and local governments or foreign governments. Even certain U.S. Government securities are subject to credit risk.

  Credit risk is particularly acute for Underlying Funds which invest in so-called "high-yield" securities or "junk" bonds, which are fixed income securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"), or are determined to be of comparable quality to securities so rated. While such securities offer the potential for higher investment returns than higher-rated securities, they carry a high degree of credit risk and are considered predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. High yield securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities. Accordingly, Underlying Funds which invest a significant portion of their assets in high yield securities (e.g., PIMCO High Yield and Emerging Markets Bond Funds) are subject to substantial credit risk, while Funds that invest in higher quality securities (e.g., PIMCO Money Market and Long-Term U.S. Government Funds) are subject to less credit risk.

  Investments in Companies with Small Market Capitalizations Certain Underlying Stock Funds (in particular, PIMCO Opportunity, Small-Cap Growth, Micro-Cap Growth and Small-Cap Value Funds) invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in smaller, less seasoned companies may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with larger, more established companies. These companies may have limited

18
 PIMCO Funds: Multi-Manager Series
product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition, their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity.

  Foreign Securities and Currencies Many Underlying Funds (in particular, PIMCO International, International Growth, Structured Emerging Markets, Tax-Efficient Structured Emerging Markets, Global Bond, Foreign Bond and Emerging Markets Bond Funds) invest in securities of foreign issuers, securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, "foreign securities").

  Investing in foreign securities involves special risks not typically associated with investing in U.S. securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; higher custodial costs; the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability; the possibility of unfavorable foreign economic factors; and greater price volatility.

  Certain Underlying Funds (in particular, PIMCO Structured Emerging Markets, Tax-Efficient Structured Emerging Markets and Emerging Markets Bond Funds) may invest in the securities of issuers based in countries with developing or "emerging market" economies. These securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; the risk that it may be more difficult to obtain and/or enforce legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

  Underlying Funds that invest in fixed income securities denominated in foreign currencies or in foreign currencies and related derivative instruments (in particular, PIMCO Global Bond, Foreign Bond and Emerging Markets Bond Funds) and Underlying Funds that invest in equity securities traded principally in foreign currencies, may be adversely affected by changes in foreign currency exchange rates. Those rates may fluctuate significantly over short periods of time for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. For example, significant uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) in January 1999 and its ongoing effect on the value of securities denominated in local European currencies. For a more complete discussion of foreign currency risks (including those associated with the euro), please see "Investment Objectives and Policies--Foreign Currencies" in the Statement of Additional Information.

  Derivative Instruments The Underlying Funds (with the exception of PIMCO Money Market Fund) may (but are not required to) utilize a number of derivative instruments for risk management purposes or as part of their investment strategies. These include futures contracts, options contracts, options on futures contracts, forward contracts and swap
                                                                   Prospectus
agreements. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. For a description of the various derivative instruments that may be utilized by the Underlying Funds, please see "Investment Objectives and Policies" in the Statement of Additional Information.

  The use of derivatives instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a general discussion of important risk factors relating to the use of derivative instruments by the Underlying Funds.

  Management Risk Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

  Credit Risk The use of a derivative involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

  Liquidity Risk Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

  Leverage Risk Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When an Underlying Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.

  Market and Other Risks Like most other investments, derivative instruments are subject to the general risk that the market value of the instrument will change in a way detrimental to the investor's interest. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. Consequently, an Underlying Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective or risk management strategy. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that an Underlying Fund will engage in such transactions at any given time or from time to time.

  A Note on PIMCO StocksPLUS Fund While the objective of PIMCO StocksPLUS Fund is to achieve a total return which exceeds the total return performance of the S&P 500, it does so by investing substantially all of its assets in a combination of equity-based derivative instruments and a portfolio of fixed income securities. Consequently, the risks of investing in the Fund include the risks of derivatives and the risks generally associated with the Underlying Bond Funds. To the extent that the Fund invests in S&P 500 derivatives backed by a portfolio of fixed income securities, under certain

20
 PIMCO Funds: Multi-Manager Series
conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining, the Fund may experience greater losses than would be the case if it were to invest directly in a portfolio of S&P 500 stocks.

  Certain Other Miscellaneous Investment Practices In addition to investing in the securities listed above under "Primary Investments," some or all of the Underlying Funds may to varying extents: lend portfolio securities; enter into repurchase agreements and reverse repurchase agreements; purchase and sell securities on a when-issued or delayed delivery basis; enter into forward commitments to purchase securities; purchase and write call and put options on securities and securities indexes; enter into futures contracts, options on futures contracts and swap agreements; invest in foreign securities; and buy or sell foreign currencies and enter into forward foreign currency contracts. These and the other types of securities and investment techniques used by the Underlying Funds all have attendant risks. The Portfolios are indirectly subject to some or all of these risks to varying degrees because they invest all of their assets in the Underlying Funds. For further information concerning the investment practices of and risks associated with the Underlying Funds, please see "Investment Objectives and Policies" in the Statement of Additional Information and the Underlying Fund Prospectuses, which are incorporated herein by reference and are available free of charge by telephoning the Trust at 1-800-927-4648.

                         MANAGEMENT OF THE PORTFOLIOS

  The business affairs of the Trust are managed under the direction of the Board of Trustees. Information about the Trustees and the Trust's executive officers may be found in the Statement of Additional Information under the heading "Management of the Trust."

Investment Adviser

  PIMCO Advisors serves as investment adviser to the Portfolios pursuant to an investment advisory agreement with the Trust. PIMCO Advisors is a Delaware limited partnership organized in 1987. PIMCO Advisors provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. Total assets under management of PIMCO Advisors and its subsidiary partnerships as of December 31, 1998 were approximately $244.2 billion.

  The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of Pacific Investment Management. PIMCO Partners, G.P. is the sole general partner of PAH. PIMCO Advisors is governed by a Management Board, which exercises substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors.

  PIMCO Advisors' address is 800 Newport Center Drive, Newport Beach, California 92660. PIMCO Advisors is registered as an investment adviser with the Securities and Exchange Commission. PIMCO Advisors currently has seven affiliated investment adviser partnerships, the following six of which manage one or more of the Underlying Funds: Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management and Parametric. On or about April 30, 1999, it is anticipated that PIMCO Advisors will sell substantially all of its ownership interest in Blairlogie. See "Underlying Funds--Sub-Advisers."
                                                                   Prospectus

  PIMCO Advisors' Asset Allocation Committee is responsible for determining how the Portfolios' assets are allocated and reallocated from time to time among the Underlying Funds. Individuals who determine general investment advice and constitute the Asset Allocation Committee for PIMCO Advisors are William D. Cvengros, Timothy R. Clark, Robert S. Venable and David Young.

  William D. Cvengros is the Chief Executive Officer, President and a Member of the Management Board of PIMCO Advisors and Chairman and a Trustee of the Trust. He was formerly President of the Trust and a Director and the Vice Chairman and Chief Investment Officer of Pacific Life Insurance Company. He received a B.A. in Economics from the University of Notre Dame and an M.B.A. from Northwestern University and he is a Chartered Financial Analyst. Timothy
R. Clark is a Vice President of PIMCO Advisors and a Senior Vice President of PIMCO Funds Distributors LLC. He previously served as President of Katonah Capital Management, Inc. Prior to that, he was with Zweig Advisors Inc. and its affiliates serving in various capacities, including portfolio manager for various open- and closed-end funds. He received a B.A. in Economics from Harvard University and an M.B.A. from New York University. Robert S. Venable is a Vice President of PIMCO Advisors. He previously served as a Vice President and portfolio manager at Pacific Investment Management. Mr. Venable has a B.S. from the University of California, Berkeley and an M.B.A. from the Wharton School of Business and he is a Chartered Financial Analyst. David Young is a Vice President in Account Management at Pacific Investment Management. Previously, he was a Vice President--Client Relations and Marketing of a former division of PIMCO Advisors, a Director--Client Relations with Pacific Financial Asset Management Company and a Vice President and portfolio manager with Analytic Investment Management, Inc. He received a B.A. in Economics and Political Science and an M.B.A. from the University of California, Irvine and he is a Chartered Financial Analyst.

  Under the investment advisory agreement, PIMCO Advisors, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Portfolios and for managing, either directly or through others selected by the Adviser, the investment of the Portfolios. PIMCO Advisors also furnishes to the Board of Trustees periodic reports on the investment performance of each Portfolio.

Fund Administrator

  PIMCO Advisors also serves as administrator (the "Administrator") for the Portfolios' Institutional Class and Administrative Class shares pursuant to an administration agreement with the Trust. The Administrator provides or procures administrative services for Institutional Class and Administrative Class shareholders of the Portfolios, which include clerical help and accounting, bookkeeping, internal audit services and certain other services required by the Portfolios and preparation of reports to the Portfolios' shareholders and regulatory filings. The Administrator has retained Pacific Investment Management to provide such services as sub-administrator. The Administrator and/or the sub-administrator may also retain other affiliates to provide certain of these services. In addition, the Administrator, at its own expense, arranges for the provision of legal, audit, custody, transfer agency (including sub-transfer agency and other administrative services) and other services necessary for the ordinary operation of the Portfolios, and is responsible for the costs of registration of the Trust's shares and the printing of prospectuses and shareholder reports for current shareholders.

  The Portfolios (and not the Administrator) are responsible for the following expenses: (i) salaries and other compensation of any of the Trust's executive officers and employees who are not officers, directors, stockholders or employees of PIMCO Advisors, Pacific Investment Management or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) the costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not "interested persons" of

22
 PIMCO Funds: Multi-Manager Series
the Adviser, any Sub-Adviser or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principles; and (viii) any expenses allocated or allocable to a specific class of shares, which include distribution and/or service fees payable with respect to the Administrative Class shares, and may include certain other expenses as permitted by the Trust's Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, subject to review and approval by the Trustees. The Portfolios also indirectly pay their proportionate share of the expenses of the Underlying Funds (including advisory and administrative fees) in which they invest. See "Underlying Fund Expenses" below.

Advisory Fees

  The Portfolios do not pay any fees to PIMCO Advisors under the Trust's investment advisory agreement in return for the advisory and asset allocation services provided by PIMCO Advisors. The Portfolios do, however, indirectly pay a proportionate share of the advisory fees paid to PIMCO Advisors and Pacific Investment Management by the Underlying Funds in which the Portfolios invest. See "Underlying Fund Expenses" below.

Administrative Fees

  For providing or procuring administrative services to the Portfolios as described above, the Administrator is entitled to receive monthly fees from each Portfolio at the annual rate of 0.15% based on the average daily net assets attributable in the aggregate to the Portfolio's Institutional Class and Administrative Class shares. In order to reduce Portfolio expenses, the Administrator has voluntarily undertaken to waive a portion of the administrative fee it is entitled to receive for Institutional Class and Administrative Class shares of each Portfolio until further notice. As a result, during the period of the waiver, each Portfolio will pay administrative fees to the Administrator at the annual rate of 0.10%, calculated in the manner specified above. The Portfolios also indirectly pay a proportionate share of the administrative fees charged by PIMCO Advisors and Pacific Investment Management to the Underlying Funds in which the Portfolios invest. See "Underlying Fund Expenses" below. The administration and sub-administration agreements for the Portfolios may be terminated by the Trustees, or by PIMCO Advisors or Pacific Investment Management (as the case may be), on 60 days' written notice. Following their initial terms, the agreements will continue from year-to-year if approved by the Trustees.

Underlying Fund Expenses

  The expenses associated with investing in a "fund of funds," such as the Portfolios, are generally higher than those for mutual funds that do not invest primarily in other mutual funds. This is because shareholders in a "fund of funds" indirectly pay a portion of the fees and expenses charged at the underlying fund level.

  The Trust has structured the Portfolios to reduce expenses incurred at the Underlying Fund level as follows: (a) the Portfolios do not pay any fees for asset allocation or advisory services under the Trust's investment advisory agreement; and (b) the Portfolios invest in Institutional Class shares of the Underlying Funds, which are not subject to any sales charges or 12b-1 fees.

  The table on the following page sets forth annual advisory fee and total operating expense information for Institutional Class shares of the Underlying Funds. Shareholders of each Portfolio indirectly bear a proportionate share of these expenses depending upon how the Portfolio's assets are allocated from time to time among the Underlying Funds. See "Expense Information."
                                                                   Prospectus

                                   Annual Underlying Fund Expenses
                                   (Based on the average daily net assets
                                   attributable to a Fund's Institutional
                                   Class shares):
                                   Advisory Admini-       Total Fund
Underlying Fund                    Fees     strative Fees Operating Expenses
----------------------------------------------------------------------------
PIMCO Growth                       0.50%    0.25%         0.75%
----------------------------------------------------------------------------
PIMCO Target                       0.55     0.25          0.80
----------------------------------------------------------------------------
PIMCO Opportunity                  0.65     0.25          0.90
----------------------------------------------------------------------------
PIMCO Capital Appreciation         0.45     0.25          0.70
----------------------------------------------------------------------------
PIMCO Mid-Cap Growth               0.45     0.25          0.70
----------------------------------------------------------------------------
PIMCO Small-Cap Growth             1.00     0.25          1.25
----------------------------------------------------------------------------
PIMCO Micro-Cap Growth             1.25     0.25          1.50
----------------------------------------------------------------------------
PIMCO Equity Income                0.45     0.25          0.70
----------------------------------------------------------------------------
PIMCO Renaissance                  0.60     0.25          0.85
----------------------------------------------------------------------------
PIMCO Value                        0.45     0.25          0.70
----------------------------------------------------------------------------
PIMCO Value 25                     0.50     0.25          0.75
----------------------------------------------------------------------------
PIMCO Small-Cap Value              0.60     0.25          0.85
----------------------------------------------------------------------------
PIMCO Tax-Efficient Equity         0.45     0.25          0.70
----------------------------------------------------------------------------
PIMCO Enhanced Equity              0.45     0.25          0.70
----------------------------------------------------------------------------
PIMCO StocksPLUS                   0.40     0.25          0.65
----------------------------------------------------------------------------
PIMCO International                0.55     0.50          1.05
----------------------------------------------------------------------------
PIMCO International Growth         0.85     0.50          1.35
----------------------------------------------------------------------------
PIMCO Structured Emerging Markets  0.45     0.50          0.95
----------------------------------------------------------------------------
PIMCO Tax-Efficient Structured
 Emerging Markets                  0.45     0.50          0.95
----------------------------------------------------------------------------
PIMCO Innovation                   0.65     0.25          0.90
----------------------------------------------------------------------------
PIMCO Money Market                 0.15     0.20          0.35
----------------------------------------------------------------------------
PIMCO Short-Term                   0.25     0.20          0.45
----------------------------------------------------------------------------
PIMCO Low Duration                 0.25     0.18          0.43
----------------------------------------------------------------------------
PIMCO Moderate Duration            0.25     0.20          0.45
----------------------------------------------------------------------------
PIMCO Total Return                 0.25     0.18          0.43
----------------------------------------------------------------------------
PIMCO Total Return II              0.25     0.25          0.50
----------------------------------------------------------------------------
PIMCO Long-Term U.S. Government    0.25     0.25          0.50
----------------------------------------------------------------------------
PIMCO Global Bond                  0.25     0.30          0.55
----------------------------------------------------------------------------
PIMCO Foreign Bond                 0.25     0.25          0.50
----------------------------------------------------------------------------
PIMCO Emerging Markets Bond        0.45     0.40          0.85
----------------------------------------------------------------------------
PIMCO High Yield                   0.25     0.25          0.50
----------------------------------------------------------------------------
PIMCO Real Return Bond             0.25     0.25          0.50

24
 PIMCO Funds: Multi-Manager Series

Service and Distribution Fees

  The Trust has adopted an Administrative Services Plan and a Distribution Plan (the "Plans") with respect to the Administrative Class shares of each Portfolio. Under the terms of the Plans, the Trust is permitted to reimburse, out of the Administrative Class assets of each Portfolio, in an amount up to
 .25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide services in connection with the distribution and marketing of shares and/or the provision of certain shareholder services (in the case of the Distribution Plan) or the administration of plans or programs that use shares of the Portfolios as their funding medium (in the case of the Administrative Services Plan), and to reimburse certain other related expenses. Total reimbursements under the Plans may be paid in an amount up to .25% on an annual basis of the average daily net assets attributable to the Administrative Class shares of each Portfolio. The same entity may not receive both distribution and administrative services fees with respect to the same assets but may with respect to separate assets receive fees under each Plan. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of accounts, and therefore may constitute "service fees" for purposes of applicable rules of the National Association of Securities Dealers, Inc. Each Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule, except that shareholders will not have the voting rights set forth in Rule 12b-1 with respect to the Administrative Services Plan that they will have with respect to the Distribution Plan. For more complete disclosure regarding the Plans and their terms, see the Statement of Additional Information.

  Institutional and Administrative Class shares of the Portfolios may also be offered through certain brokers and financial intermediaries ("service agents") that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions on the purchase or redemption of Portfolio shares by their customers and may charge their customers transaction or other account fees on the purchase and redemption of Portfolio shares. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

Distributor

  Shares of the Portfolios are distributed through PIMCO Funds Distributors LLC (the "Distributor"), a wholly owned subsidiary of PIMCO Advisors. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the SEC.

                              PURCHASE OF SHARES

  Each Portfolio currently offers its shares in five classes: Institutional Class, Administrative Class, Class A, Class B and Class C. This Prospectus relates only to the Institutional Class shares and Administrative Class shares of the Portfolios. For information regarding Class A, Class B and Class C shares, see "Other Information--Multiple Classes of Shares" below.

  Shares of the Institutional Class are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Portfolios). Shares of the Administrative
                                                                   Prospectus

Class are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Portfolio pays service and/or distribution fees to such entities for services they provide to shareholders of that class.

  Shares of either the Institutional Class or the Administrative Class of the Portfolios may be purchased at the relevant net asset value of that class without a sales charge or other fee. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment for a registered investment adviser purchasing Institutional Class shares for its clients through omnibus accounts is $250,000 per Portfolio. Shares may also be offered to clients of Blairlogie, Cadence, Columbus Circle, NFJ, Pacific Investment Management, Parametric and their affiliates, and to the benefit plans of PIMCO Advisors and its affiliates. In addition, the minimum initial investment does not apply to shares of the Institutional Class offered through fee-based programs sponsored and maintained by a registered broker-dealer and approved by the Distributor pursuant to which each investor pays an asset based fee at an annual rate of at least .50% of the assets in the account to a financial intermediary for investment advisory and/or administrative services.

  Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and "wrap account" programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Portfolio and will not require a Portfolio to pay any type of administrative payment per participant account to any third party.

  The investment minimums discussed in this section do not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

Initial Investment

  An account may be opened by completing and signing a Client Registration Application and mailing it to PIMCO Funds at the following address: 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. A Client Registration Application may be obtained by calling 1-800-800-0952.

  Except as provided below, purchases of Institutional Class and Administrative Class shares can only be made by wiring federal funds to National Financial Data Services (the "Transfer Agent"), 330 West 9th Street, 4th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must first telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer, and the following information will be requested: name of authorized person; shareholder name; shareholder account number; name of Portfolio and share class; amount being wired; and wiring bank name.

  Shares may be purchased without first wiring federal funds if the proceeds of the investment are derived from an advisory account maintained by the investor with PIMCO Advisors or one of its affiliates; from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company; or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

  A purchase order, together with payment in proper form, received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (the "Exchange"), on a day the Trust is open for business, will be effected at that day's net asset value. An order received after the close of regular trading on the Exchange will be effected at the net asset value determined on the next business day. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the net asset value determined on the prior business day. The Trust is "open for business" on each day the Exchange

26
 PIMCO Funds: Multi-Manager Series
is open for trading, which excludes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

Additional Investments

  Additional investments may be made at any time at the relevant net asset value for the particular class by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

Other Purchase Information

  Purchases of a Portfolio's Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

  The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Portfolios or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust. The Trust and the Distributor may also waive the minimum initial investment for certain investors.

  Purchases and sales should be made for long-term investment purposes only. The Trust and Adviser each reserves the right to restrict purchases of Portfolio shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident.

  Institutional Class and Administrative Class shares of the Trust are not qualified or registered for sale in all states. Prospective investors should inquire as to whether shares of a particular Portfolio are available for offer and sale in their state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Retirement Plans

  Shares of the Portfolios are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Portfolio as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan's specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.
                                                                   Prospectus

                             REDEMPTION OF SHARES

Redemptions by Mail

  Institutional Class and Administrative Class shares may be redeemed by submitting a written request to PIMCO Funds, 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, stating the Portfolio from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust's account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

Redemptions by Telephone or Other Wire Communication

  If an election is made on the Client Registration Application (or subsequently in writing), redemptions of shares may be requested by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-949-760-4456, or by other means of wire communication. Investors should state the Portfolio and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed and the account number. Redemption requests of an amount of $10 million or more may be initiated by telephone, but must be confirmed in writing by an authorized party prior to processing.

  In electing a telephone redemption, the investor authorizes Pacific Investment Management and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management and the Transfer Agent to be genuine. Neither the Trust nor its Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in telephone service may mean that a shareholder will be unable to effect a redemption by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing). All telephone transactions are recorded, and Pacific Investment Management or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. If the Trust or Transfer Agent fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses due to unauthorized or fraudulent telephone transactions. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See "Redemption of Shares--Other Redemption Information."

  Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

  Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

28
 PIMCO Funds: Multi-Manager Series

Other Redemption Information

  Redemption requests for Portfolio shares are effected at the net asset value per share next determined after receipt in good order of the redemption request by the Trust or its designee. A redemption request received by the Trust or its designee prior to the close of regular trading on the Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

  Payment of the redemption price will ordinarily be wired to the investor's bank within three business days after the redemption request, but may take up to seven business days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws.

  For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust's procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

  Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000. This mandatory redemption policy does not apply to participants in PIMCO Advisors Portfolio Strategies, a managed product sponsored by PIMCO Advisors.

  The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Portfolio's net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Portfolio in lieu of cash. It is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Exchange Privilege

  Shares of a Portfolio may be exchanged for shares of the same class of any other Portfolio or other series of the Trust based on the respective net asset values of the shares involved. An exchange may be made by following the redemption procedure described above under "Redemptions by Mail" or, if the telephone redemption option has been elected, by calling the Trust at 1-800-927-4648. Shares of a Portfolio may also be exchanged for shares of the same class of a series of PIMCO Funds: Pacific Investment Management Series. Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds: Pacific Investment Management Series at the same address and telephone number as the Trust.
                                                                   Prospectus

  Exchanges may be made only with respect to Portfolios or other eligible series that are registered in the state of residence of the investor or where an exemption from registration is available. An exchange order is treated the same for tax purposes as a redemption followed by a purchase and may result in a capital gain or loss, and special rules may apply in computing tax basis when determining gain or loss. See "Taxation" in the Statement of Additional Information.

  The Trust reserves the right to refuse exchange purchases if, in the judgment of the Adviser, the purchase would adversely affect a Portfolio and its shareholders. In particular, a pattern of exchanges characteristic of "market-timing" strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Portfolio. Currently, the Trust limits the number of "round trip" exchanges an investor may make. An investor makes a "round trip" exchange when the investor purchases shares of a particular Portfolio, subsequently exchanges those shares for shares of a different Portfolio or other PIMCO Fund, and then exchanges back into the originally purchased Portfolio. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Portfolio) more than six round trip exchanges in any twelve-month period. Although the Trust will attempt to give shareholders prior notice whenever it is reasonably able to do so, it may impose additional restrictions on exchanges at any time.

                                NET ASSET VALUE

  The net asset values of Institutional Class and Administrative Class shares of each Portfolio will be determined once on each day on which the Exchange is open (a "Business Day"), as of the close of regular trading (normally 4:00 p.m., Eastern time) on the Exchange. Net asset value will not be determined on days on which the Exchange is closed.

  The market values of the shares of the Underlying Funds held by the Portfolios are determined once each Business Day in the same manner as the net asset values of the Portfolios' shares are determined as described below.

  Each Portfolio's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class's distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Portfolio's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's "net asset value" per share. Under certain circumstances, the per share net asset value of the Administrative Class shares of the Portfolios may be lower than the per share net asset value of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees applicable to the Administrative Class shares. Generally, for Portfolios that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Portfolio's classes.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  Shares begin earning dividends on the effective date of purchase, provided notification deadlines are met. See "Purchase of Shares." Net investment income from interest and dividends, if any, will be declared and paid to shareholders of record at least monthly by the 30/70 Portfolio, at least quarterly by the 60/40 Portfolio and at least annually by the 90/10 Portfolio. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Portfolio unless the shareholder elects to have them paid in cash. Dividends from net investment income with respect to Administrative Class shares will be lower than those paid with respect to Institutional Class shares, reflecting the payment of service and/or distribution fees by that class.


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 PIMCO Funds: Multi-Manager Series

  Each Portfolio intends to qualify as a regulated investment company annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

  Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Portfolio, regardless of whether received in cash or reinvested in additional shares. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under applicable tax law. All shareholders must treat dividends, other than capital gain dividends and dividends that represent a return of capital to shareholders, as ordinary income. In particular, distributions derived from short-term gains will be treated as ordinary income. Dividends designated by a Portfolio as capital gain dividends derived from the Portfolio's net capital gains (that is, the excess of its net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gain (generally subject to a 20% tax rate for shareholders who are individuals) except as provided by an applicable tax exemption. Any distributions that are not from a Portfolio's net investment income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders (who otherwise are subject to tax on dividends) as though received on December 31 of that year if paid to shareholders during January of the following calendar year. Each Portfolio will advise shareholders annually of the amount and nature of the dividends paid to them.

  Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on a Portfolio's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Portfolio's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Portfolio's net asset value also reflects unrealized losses.

  A Portfolio's use of a fund-of-funds structure could affect the amount, timing and character of distributions to shareholders. See "Taxation" in the Statement of Additional Information.

  The preceding discussion relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisers as to the possible application of foreign, state and local income tax laws to Trust dividends and capital gain distributions. For additional information relating to the tax aspects of investing in a Portfolio, see the Statement of Additional Information.

                               OTHER INFORMATION

Capitalization

  The Trust was organized as a Massachusetts business trust on August 24, 1990, and currently consists of twenty-eight portfolios that are operational, three of which are described in this Prospectus. Other portfolios may be offered by means of a separate prospectus. The Board of Trustees may establish additional portfolios in the future. The capitalization of the Trust consists of an unlimited number of shares of beneficial interest. When issued, shares of the Trust are fully paid, non-assessable and freely transferable.
                                                                   Prospectus

  Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Second Amended and Restated Agreement and Declaration of Trust (the "Declaration of Trust") of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Portfolio's property for all loss and expense of any shareholder of that Portfolio held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Portfolio of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Multiple Classes of Shares

  In addition to Institutional Class shares and Administrative Class shares, the Portfolios also currently offer three additional classes of shares, Class A, Class B and Class C, through a separate prospectus. This Prospectus relates only to Institutional Class and Administrative Class shares of the Portfolios. The other classes of the Portfolios have different sales charges and expense levels, which will affect performance accordingly. To obtain more information about the other classes of shares, please call the Distributor at 1-800-426-0107.

  Institutional Class and Administrative Class shares of each Portfolio represent interests in the assets of that Portfolio, and each class has identical dividend, liquidation and other rights and the same terms and conditions, except that expenses related to the distribution and/or shareholder servicing of Administrative Class shares are borne solely by such class, and each class may, at the Trustees' discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust's assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Portfolio.

Voting

  Each class of shares of each Portfolio has identical voting rights, except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. The Administrative Class shares have exclusive voting rights with respect to matters pertaining to any Distribution Plan applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Portfolio separately except (i) when required by the 1940 Act, shares shall be voted together, and (ii) when the Trustees have determined that the matter does not affect all Portfolios, then only shareholders of the Portfolio or Portfolios affected shall be entitled to vote on the matter. All classes of shares of a Portfolio will vote together, except with respect to a Distribution Plan or agreement applicable to a class of shares or when a class vote is required as specified above or otherwise by the 1940 Act. Shares are freely transferable, are entitled to dividends as declared by the Trustees and, in liquidation of the Trust, are entitled to receive the net assets of their Portfolio, but not of the other Portfolios or other series of the Trust. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Shareholders may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Such a meeting will be called at the written request of the holders of 10% of the Trust's outstanding shares.

  Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As of March 10, 1999, the Trust believes that there were no shareholders of record of 25% or more of the outstanding voting securities of

32
 PIMCO Funds: Multi-Manager Series
any Portfolio. As used in this Prospectus, the phrase "vote of a majority of the outstanding shares" of a Portfolio (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Portfolio (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Portfolio (or the Trust).

Performance Information

  From time to time the Trust may make available certain information about the performance of the Institutional Class and Administrative Class shares of some or all of the Portfolios. Information about a Portfolio's performance is based on that Portfolio's record to a recent date and is not intended to indicate future performance. Performance information is computed separately for each Portfolio's Institutional Class and Administrative Class shares in accordance with the formulas described below. Because Administrative Class shares bear the expense of service and/or distribution fees, it is expected that, under normal circumstances, the level of performance of a Portfolio's Administrative Class shares will be lower than that of the Portfolio's Institutional Class shares.

  The total return of Institutional Class and Administrative Class shares of all Portfolios may be included in advertisements or other written material. When a Portfolio's total return is advertised with respect to its Institutional Class and Administrative Class shares, it will be calculated for the past year, the past five years and the past ten years (or if the class has been offered for a period shorter than one, five or ten years, that period will be substituted) since the inception of the class, as more fully described in the Statement of Additional Information. For periods prior to the initial offering date of Institutional Class and Administrative Class shares of each Portfolio, total return presentations will be based on the historical performance of the Portfolio's Class A shares (which are offered in a different prospectus), restated to reflect that there are no sales charges associated with Institutional Class or Administrative Class shares. The Class A performance will also be restated to reflect any different operating expenses (such as lower administrative fees and/or 12b-1/servicing fee charges) associated with Institutional Class and Administrative Class shares. Such a restatement will result in Institutional Class and Administrative Class performance which is higher than if the Class A performance were not restated to reflect these lower operating expenses. The Trust's advertisements will also, to the extent appropriate, show the lower performance figures reflecting the actual operating expenses incurred by Class A shares for periods prior to the initial offering date of Institutional Class and Administrative Class shares. Total return for each class is measured by comparing the value of an investment in the Portfolio at the beginning of the relevant period to the redemption value of the investment in the Portfolio at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

  Quotations of yield for a Portfolio or class will be based on the investment income per share (as defined by the SEC) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

  The Portfolios may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Portfolio will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. Current distribution rates differ from standardized yield rates in that they represent what a class of a Portfolio has declared and paid to shareholders as of the end of a specified period rather than the Portfolio's actual net investment income for that period.
                                                                   Prospectus

  The Adviser may also report to shareholders or to the public in advertisements concerning its performance as adviser to clients other than the Portfolios, and on its comparative performance or standing in relation to other money managers. Such comparative information may be compiled or provided by independent ratings services or by news organizations. Any performance information, whether related to the Portfolios, the Adviser or an advisory affiliate of the Adviser, should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the Portfolios' investments, and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved by the Portfolios in the future.

  Investment results of the Portfolios will fluctuate over time, and any representation of the Portfolios' total return or yield for any prior period should not be considered as a representation of what an investor's total return or yield may be in any future period.

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 PIMCO Funds: Multi-Manager Series

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PIMCO Funds:

           INVESTMENT ADVISER AND ADMINISTRATOR
           PIMCO Advisors L.P., 800 Newport Center Drive, Newport Beach, CA
           92660

Multi-Manager

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Series
           CUSTODIAN
           Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City,
           MO 64105
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           TRANSFER AGENT

           National Financial Data Services, 330 West 9th Street, 4th Floor, Kansas City, MO 64105
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           INDEPENDENT ACCOUNTANTS
           PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105
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           LEGAL COUNSEL
           Ropes & Gray, One International Place, Boston, MA 02110
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For More Information

The following documents are or will be available that offer further information on the Portfolios and other series of PIMCO Funds: Multi-Manager Series.

Annual/Semi-Annual Reports to Shareholders The Trust's annual and semi-annual reports include a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during its last fiscal year or other period.

Statement of Additional Information (SAI) The SAI contains additional information about the Portfolios. A current SAI has been filed with the Securities and Exchange Commission, and is incorporated into this prospectus by reference.

To request a free copy of these documents or to make inquiries about the Portfolios, please write or call:

PIMCO Funds:
Multi-Manager Series
840 Newport Center Drive
Suite 300
Newport Beach, CA 92660

Telephone:
1-800-927-4648
1-800-987-4626 (PIMCO Infolink Audio Response Network)

Information about the Trust (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Trust are available on the Commission's Internet site at www.sec.gov, and copies of that information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

SEC File Number: 811-6161

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                                                                           FUNDS
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PIMCO Funds

840 Newport Center Drive
Suite 300
Newport Beach, CA 92660